This Free Writing Prospectus supersedes the Free Writing Prospectus dated June 21, 2007 relating to the offered certificates.

Free Writing Prospectus
June 25, 2007

Citicorp Mortgage Securities Inc., the Depositor, has filed a registration statement (including a prospectus) with the sec for the offering to which this communication relates (file no 333-130333). Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the sec for more complete information about the Depositor and this offering. You may get these documents for free by visiting edgar on the sec Web site at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580.

Citicorp Mortgage Securities, Inc. (Depositor)	CitiMortgage, Inc. (Sponsor)

Citicorp Mortgage Securities Trust, Series 2007-5 (Issuing Entity)

$342,935,690 (approximate)
Senior and Subordinated
REMIC Pass-Through Certificates

The certificates are backed by pools of residential first-mortgage loans. The certificates represent obligations of the Issuing Entity only, and do not represent obligations of or interests in the Depositor, the Sponsor, or any of their affiliates. Principal and interest on the certificates will be distributed monthly, beginning July 25, 2007. Class IA-6 will benefit from a yield maintenance agreement with Bear Stearns Financial Products Inc.

The Underwriters have committed to purchase all of the offered certificates (other than the ratio-stripped IO class certificates) from the Depositor. The purchase price for the certificates purchased by each Underwriter will be set by the Underwriter or negotiated by the purchaser and the Underwriter at the time of sale. Total proceeds to the Depositor for the certificates purchased by the Underwriters will be approximately $338,686,402, plus accrued interest from June 1, 2007 to the closing date. The remaining offered certificates will be transferred by the Depositor to the Sponsor as partial consideration for the purchase of the mortgage loans. The Sponsor does not intend to list any of the certificates on a national securities exchange or the Nasdaq Stock Market.

Citi
UBS Investment Bank
(Underwriters)

The certificates are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS SUPPLEMENT

Summary

Offered certificates

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Expected rating Fitch/Moody’s/S&P	Subordinated to
IA-1	$103,575,000	6%	Group I, PAC	AAA/ – /AAA	N/A
IA-2	12,045,000	6%	Group I, PAC	AAA/ – /AAA	N/A
IA-3	11,822,000	6%	Group I	AAA/ – /AAA	N/A
IA-4	20,000,000	6%	Group I, NAS	AAA/ – /AAA	N/A
IA-5	67,500,000 (notional)(1)	(2)	Group I, inverse LIBOR, IO	AAA/ – /AAA	N/A
IA-6	67,500,000	(2)	Group I, LIBOR, yield protected, TAC, accrual directed, super senior	AAA/Aaa/AAA	N/A
IA-7	1,000	6%	Group I, accrual, accrual directed	AAA/ – /AAA	N/A
IA-8	1,000	6%	Group I, accrual	AAA/ – /AAA	N/A
IA-9	36,745,000	6%	Group I, NAS, super senior	AAA/Aaa/AAA	N/A
IA-10	44,938,000	6%	Group I	AAA/ – /AAA	N/A
IA-11	3,225,000	6%	Group I, NAS, super senior support	AAA/ – /AAA	N/A
IA-IO	223,403,035 (notional)(3)	Variable (4)	Group I, ratio-stripped IO	AAA/ – /AAA	N/A
IIA-1	20,089,000	5.5%	Group II	AAA/ – /AAA	N/A
IIA-IO	17,157,103 (notional)(3)	Variable (4)	Group II, ratio-stripped IO	AAA/ – /AAA	N/A
IIIA-1	10,007,000	5.5%	Group III	AAA/ – /AAA	N/A
IIIA-IO	8,854,254 (notional)(3)	Variable (4)	Group III, ratio-stripped IO	AAA/ – /AAA	N/A
A-PO	4,370,690	0%	Composite, ratio-stripped PO (5)	AAA/ – /AAA	N/A
B-1	5,860,000	Blended (6)	Composite (5)	AA/ – /—	A
B-2	1,723,000	Blended (6)	Composite (5)	A/ – /—	A, B-1
B-3	1,034,000	Blended (6)	Composite (5)	BBB/ – /—	A, B-1, B-2

Certificates not offered by this prospectus

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Subordinated to
B-4	$689,000	Blended (6)	Composite (5)	A, B-1, B-2, B-3
B-5	517,000	Blended (6)	Composite (5)	A, B-1, B-2, B-3, B-4
B-6	517,736	Blended (6)	Composite (5)	A, B-1, B-2, B-3, B-4, B-5
Residuals	N/A	N/A	Residual	N/A

_________________

(1)	The notional balance of class IA-5 on any distribution day will equal the principal balance of class IA-6 on that distribution day.

(2)
The annual interest rates for the first LIBOR accrual period of June 25, 2007 through July 24, 2007, the formulas for the annual interest rates for subsequent LIBOR accrual periods, and the maximum and minimum annual interest rates for each LIBOR and inverse LIBOR class are as follows:

		Annual interest rate
Class	LIBOR accrual period beginning date	For first accrual period	Formula for subsequent accrual periods	Maximum	Minimum
IA-5	25th day of month	0.18%	5.5% – LIBOR	5.5%	0%
IA-6	25th day of month	5.82%	LIBOR + 0.5%*	6%*	0.5%

*
Class IA-6 will benefit from a yield maintenance agreement with the yield maintenance provider, Bear Stearns Financial Products Inc., that may provide additional payments to those holders for distribution days for which LIBOR is greater than 5.5%. See “Allocations and distributions — Yield maintenance” below.

(3)
After the first distribution day, each ratio-stripped IO class will have a notional balance on any distribution day equal to the aggregate scheduled principal balance of the premium loans of the related pool on the last day of the preceding month.

(4)
Each ratio-stripped IO class will accrue interest on its notional balance at an annual rate equal to the weighted average net loan rate of the premium loans in its related pool minus the target rate for that pool. The initial annual interest rates for the ratio-stripped IO classes are expected to be approximately:

Class IA-IO	0.1392%
Class IIA-IO	0.2527%
Class IIIA-IO	0.2391%

(5)
Each composite class A-PO and B-1 through B-6 has at all times a principal balance equal to the sum of the principal balances of its group I, group II and group III component classes. The approximate initial principal balances of the component classes are:

Composite class	Group I component class principal balance	Group II component class principal balance	Group III component class principal balance
A-PO	$4,200,376	$125,574	$ 44,740
B-1	5,329,194	354,433	176,373
B-2	1,566,929	104,213	51,858
B-3	940,339	62,540	31,121
B-4	626,590	41,673	20,737
B-5	470,169	31,270	15,561
B-6	470,839	31,314	15,583

(6)
The “blended” interest rate for each class B composite class is based on annual interest rates of 6% on the principal balance of its group I component class, and 5.5% on the principal balance of its group II and group III component classes. The initial annual blended rate is expected to be approximately 5.9547%.

Transaction participants
Sponsor	CitiMortgage, Inc., a New York corporation
Servicers	CitiMortgage ABN AMRO Mortgage Group, Inc., a Delaware corporation and, as of March 1, 2007, a wholly-owned subsidiary of CitiMortgage (AAMG)
Master Servicer	CitiMortgage
Depositor	Citicorp Mortgage Securities, Inc., a Delaware corporation (CMSI)
CitiMortgage and CMSI are located at 1000 Technology Drive O’Fallon, Missouri 63368-2240 (636) 261-1313 www.citimortgagembs.com
Issuing entity	Citicorp Mortgage Securities Trust, Series 2007-5 (the Trust). The Trust’s CIK code for its SEC filings is 0001401025.
Underwriters
Citigroup Global Markets Inc. (Citigroup Global Markets) for the offered senior certificates other than the ratio-stripped IO class certificates, and UBS Securities LLC (UBS Securities) for the  offered subordinated certificates. The ratio-stripped IO class certificates will initially be transferred to the Sponsor as partial consideration for the purchase of the mortgage loans by CMSI, and may be sold by the Sponsor or held in its portfolio.

Trustee	U.S. Bank National Association Corporate Trust Services One Federal Street – 3rd floor Boston, Massachusetts 02110 Phone: (617) 603-6402 Fax: (617) 603-6637 Website: http://www.usbank.com/abs

The Trustee, a national banking association organized under the laws of the United States, is a wholly-owned subsidiary of U.S. Bancorp, the sixth largest bank holding company in the United States with total assets at March 31, 2007 exceeding $221 billion. The Trustee has acted as trustee of mortgage-backed securities since 1987. As of March 31, 2007, the Trustee (and its affiliate, U.S. Bank Trust National Association) was acting as trustee on approximately 1,009 issuances of prime residential mortgage-backed securities, with an outstanding aggregate principal balance of approximately $592,314,100,000.

Paying agent, transfer agent and certificate registrar	Citibank, N.A. Agency and Trust 388 Greenwich Street New York, New York 10013 Attn: Structured Finance Group Phone: (212) 816-5685 Fax: (212) 816-5527 Website: http://www.sf.citidirect.com
More on the certificates
Relative size of classes	Class	Approximate principal balance of class as percentage of principal balance of all classes at cut-off date (the class percentage)
	A B B-1 B-2 B-3	97.00% 3.00% 1.70% 0.50% 0.30%
Ratings
The rating agencies for the senior classes are Fitch and S&P, and for classes IA-6 and IA-9 only, Moody’s; the rating agency for the offered subordinated classes is Fitch. The offered certificates will not be sold unless the rating agencies have rated the offered certificates as shown above. The ratings of class IA-6 do not address the likelihood that yield maintenance payments will be received.

You should evaluate these ratings independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities. A rating agency may revise or withdraw a rating at any time.

Denominations	$1,000 and any whole dollar amount above $1,000.
Distribution days	25th day (or, if that is not a business day, the next business day) of each month, beginning July 25, 2007.
Servicing fee	0.25% per annum on the scheduled principal balance of the mortgage loans, to be paid from collections of interest on the mortgage loans.
Master Servicing Fee	The master servicing fee, if any, will be payable from the servicing fee paid to AAMG without reimbursement from the Trust.
Distribution priorities
After payment of the servicing fee to the servicers, payments on the mortgage loans will be distributed as principal and interest on the certificates first to the class A certificates, in accordance with the allocation described in “Allocations” and “Distributions” in the core prospectus and “Allocations and distributions” in this prospectus supplement. Any remainder will be distributed to the class B certificates in order of seniority. See “Subordination” in the core prospectus.

Loss allocations
Losses on the mortgage loans will generally be allocated to the most subordinated classes, in order of subordination. Once the principal balances of the subordinated classes have been reduced to zero, losses will generally be allocated to the senior classes (with some adjustments for any accrual classes) in proportion to their principal balances. See “Adjustments to class balances” in the core prospectus.

Last distribution day	Group I certificates Group II certificates Group III certificates Class A-PO Class B certificates	June 25, 2037 June 25, 2022 June 25, 2037 June 25, 2037 June 25, 2037
Optional redemption (clean-up call)
At any time that the principal balance of the mortgage loans is less than 10% of the scheduled principal balance of the mortgage loans as of the cut-off date, CMSI may repurchase all the mortgage loans for their unpaid principal balance plus accrued interest, and other property of the Trust for its appraised value after estimated liquidation expenses, less any unrecovered advances. Certificate holders would then receive a final distribution reducing the principal balance of their certificates to zero. Some certificates may receive less than their principal balance plus accrued interest if the appraised value of the other property, less estimated liquidation expenses, is less than the unpaid principal balance of the related mortgage loan.

Loss limits	There are no special hazard, fraud or bankruptcy loss limits.
Prepayment model and prepayment rates assumed in structuring series	300% of the PSA prepayment model.
“Mortgage related securities” under SMMEA	Classes A and B-1
Record date
For a distribution day, the close of business on
•      for LIBOR and inverse LIBOR classes, the day preceding that distribution day, and
•      for all other classes, the last business day of the calendar month preceding that distribution day.

Accrual periods for LIBOR classes
The LIBOR and inverse LIBOR classes accrue interest from the 25th day of each month preceding the related distribution day through the 24th day of the following month. For these classes, each accrual period will be considered to be 30 days, regardless of the actual number of days in the period.

Closing date	June 26, 2007
Conditions to closing
The certificates offered by this prospectus will not be sold unless the certificates in classes B-4, B-5 and B-6 (none of which are offered by this prospectus) are sold on the closing date. UBS Securities (the Purchaser) has agreed to purchase the class B-4, B-5 and B-6 certificates on the closing date, subject to the satisfaction of customary closing conditions. Also see “Ratings” above.

Federal taxes
The Trust is not expected to be subject to federal income tax. See “Taxation of the Trust” in the core prospectus.
Certificates will generally be taxed as if they were newly originated debt instruments. In particular, interest, original issue discount and market discount on a certificate will be ordinary income to the holder, and distributions of principal on a certificate will be a return of capital to the extent of the holder’s basis in the certificate. See “Taxation of certificate holders” in the core prospectus.
Certain classes of certificates are issued with original issue discount or premium. See “Federal income tax consequences” in this prospectus supplement.
Holders of any class of yield protected certificates may benefit from a yield maintenance agreement with the yield maintenance provider. The yield maintenance agreement has special federal income tax aspects; see “Federal income tax consequences—Yield maintenance payments” in this prospectus supplement.

Series overview—the mortgage loans at June 1, 2007 (the cut-off date)

The mortgage loans have been divided into three pools of mortgage loans. The mortgage loans in pool I are all mortgage loans that have original maturities of at least 20 but not more than 30 years and that are not relocation loans. The mortgage loans in pool II are all mortgage loans that have original maturities of 15 years. The mortgage loans in pool III are all mortgage loans that have original maturities of 30 years and that are relocation loans.
CMSI has made representations and warranties to the Trustee as to the description, condition, title, lien priority, payment status, legality and other matters regarding the mortgage loans. If there is a breach of a representation or warranty for a mortgage loan that materially and adversely affects the certificate holders, CMSI must cure the breach, repurchase the loan or substitute eligible mortgage loans. See “The mortgage loans—Representations by CMSI” and “—Repurchase or substitution of mortgage loans” in the core prospectus.

	Pool I	Pool II	Pool III	Combined
Number	521	31	18	570
Scheduled principal balance (± up to 5%)	$313,456,436	$20,840,018	$10,362,973	$344,659,426
less than $300,000	1.09%	2.58%	None	1.15%
less than $500,000	22.45%	13.60%	31.79%	22.20%
greater than $1 million	4.09%	24.38%	None	5.20%
One- to four-family residential, of which
single-family detached dwellings	80.04%	81.65%	95.52%	80.61%
condominiums, townhouses, rowhouses or cooperative apartments	17.90%	18.35%	4.48%	17.52%
investment properties	None	None	None	None
determined by CMSI to be primary residence of homeowner	95.17%	75.22%	100%	94.11%
Geographic concentration
Arizona	1.99%	14.58%	4.63%	2.84%
California	37.58%	22.39%	12.83%	35.92%
Connecticut	2.34%	None	13.97%	2.55%
Florida	10.60%	14.40%	None	10.51%
Michigan	0.16%	None	5.98%	0.32%
New Jersey	2.09%	5.12%	9.64%	2.50%
New York	13.17%	15.80%	5.99%	13.12%
Pennsylvania	1.23%	2.49%	9.93%	1.57%
Texas	3.16%	3.94%	13.57%	3.52%
Washington	5.54%	None	9.84%	5.34%
any other state	No more than 5%	No more than 5%	No more than 5%	No more than 5%
any one ZIP code	0.90%	9.10%	13.97%	0.94%
Loan-to-value ratios at origination (taking into account the loanable value of additional collateral)
greater than 80%	0.29%	None	6.38%	0.46%
greater than 90%	0.15%	None	None	0.14%
greater than 95%	None	None	None	None
weighted average	70.09%	58.00%	78.05%	69.60%
Mortgage loans for which additional collateral (i.e., collateral other than the mortgaged property) was considered in calculating loan-to-value ratios	0.35%	None	None	0.32%
approximate weighted average loan-to-value ratio of such loans if additional collateral is not taken into account	97.46%	N/A	N/A	97.46%
Range of interest rates on mortgage loans (before deduction of servicing fee)	5.25% to 7.875%	5.125% to 6.25%	5.5% to 6.25%	5.125% to 7.875%
Weighted average mortgage interest rate (before deduction of servicing fee)	6.269%	5.925%	5.931%	6.238%
Servicing fee	0.25%	0.25%	0.25%	0.25%
Range of original maturities	20 to 30 years	15 years	30 years	15 to 30 years
Latest scheduled maturity	June, 1 2037	June, 1 2022	June, 1 2037	June, 1 2037
Weighted average remaining term to stated maturity	358 months	178 months	359 months	347 months
Weighted average original term to maturity	359 months	180 months	360 months	348 months
Target rate	6%	5.5%	5.5%	N/A
Discount mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) less than the target rate
number	148	8	3	N/A
scheduled principal balance	$90,053,401	$3,682,915	$1,508,718	N/A
weighted average interest rate	5.970%	5.562%	5.587%	N/A
weighted average remaining term to stated maturity	357 months	176 months	359 months	N/A
weighted average original term to maturity	360 months	180 months	360 months	N/A
Premium mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) greater than or equal to the target rate
number	373	23	15	N/A
scheduled principal balance	$223,403,035	$17,157,103	$8,854,254	N/A
weighted average interest rate	6.389%	6.003%	5.989%	N/A
weighted average remaining term to stated maturity	358 months	178 months	359 months	N/A
weighted average original term to maturity	359 months	180 months	360 months	N/A
Originated from	July 1, 2006 through June 1, 2007	October 1, 2005 through June 1, 2007	March 1, 2007 through June 1, 2007	October 1, 2005 through June 1, 2007
Mortgage loans originated using underwriting policies that require proof of income and liquid assets and telephone verification of employment	54.83%	8.13%	31.92%	51.32%
Refinanced mortgage loans originated using underwriting policies that require proof of income and telephone verification of employment, but do not require proof of assets	11.39%	48.62%	None	13.30%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application but do require telephone verification of employment and proof of liquid assets	3.28%	1.31%	None	3.07%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application or proof of assets, but do require telephone verification of employment	29.87%	39.80%	68.08%	31.62%
Refinanced mortgage loans originated using streamlined underwriting policies	0.63%	2.15%	None	0.70%
“Home loans” subject to the Georgia Fair Lending Act and originated on or before the Act’s amendment, effective March 7, 2003.	None	None	None	None

In the preceding tables:
•      All mortgage loans were originated or acquired by CitiMortgage.
•      Percentages of mortgage loans shown above are percentages of scheduled principal balance. Interest rates and servicing fee shown above are per annum. Amounts and percentages relating to premium and discount loans are approximate.

Series risk factors
You should consider the following risk factors for this series, as well as the general risk factors for the certificates discussed in the core prospectus, before you purchase any certificates.

Interest-only mortgage loans
Approximately $109.5 million (principal amount) of the mortgage loans are interest-only mortgage loans, distributed among the pools as follows:

Pool I	34.93%
Pool II	0.00
Pool III	0.00
Combined	31.77%

The interest-only mortgage loans require homeowners to pay interest but not principal for the first 10 years of these loans; after 10 years, homeowners must make level payments of principal and interest for the next 20 years so as to fully amortize their loan. Risks attendant to interest-only mortgage loans are described in the core prospectus under “General risk factors — Interest-only mortgage loans.”

Yield maintenance payments: counterparty risk
Under certain circumstances, the paying agent may receive yield maintenance payments from the yield maintenance provider to be distributed to the holders of yield protected certificates. See “Allocations and distributions—Yield maintenance” below. The paying agent’s ability to make these distributions will be subject to the credit risk of the yield maintenance provider.

Limited senior status for ratio-stripped IO classes
A ratio-stripped IO class is not entitled to all the benefits of subordination afforded to the other senior classes, nor is a ratio-stripped IO class entitled to reimbursement of the type afforded a ratio-stripped PO class. In particular, a principal loss on a premium mortgage loan in a pool will reduce interest allocations to the related ratio-stripped IO class. See “Subordination—Limited senior status for ratio-stripped IO classes” in the core prospectus.

Housing price cycle
There is growing evidence that home prices in many areas of the United States have declined from a recent cyclical high, with some commentators suggesting that home prices could fall substantially in the near future. Meanwhile, defaults on residential mortgage loans have been increasing. A substantial fall in housing prices could increase defaults on the mortgage loans, and would reduce the amount that could be realized on foreclosure.

The mortgage loans
Detailed information
The detailed description of the mortgage loans at the end of this supplement contains additional information on the mortgage loans expected to be included in the Trust on the closing date. The mortgage loans actually included in the Trust may differ from the description in this supplement, but the differences will not be material.

Selection
Currently, CitiMortgage originates most fixed-rate non-conforming mortgage loans for sale rather than to be held in portfolio. CitiMortgage may sell such loans in bulk or securitize them, depending on market conditions. Mortgage loans included in this series represent all fixed-rate non-conforming prime loans recently originated by CitiMortgage or purchased from its affiliates, except that
•      loans with FICO scores below 620, or with original principal balances greater than $2.5 million, are generally not included in the pool,
•      a few recently originated loans are not included because of irregularities or data inconsistencies,
•      a few loans originated earlier are included because their irregularities or data inconsistencies have recently been resolved, and
•      some loans may be held in portfolio because of special circumstances or market conditions.

Allocations and distributions
Senior target-rate class allocations
On each distribution day before the subordination depletion date, the aggregate scheduled and unscheduled principal allocated to the senior target-rate classes of a group will be allocated to the individual senior target-rate classes of that group as follows:
Group I: Principal allocated to the group I senior target-rate classes from the pool I target-rate strip will be allocated sequentially as follows:
First, to classes IA-4, IA-9 and IA-11 the amounts determined under ‘‘NAS classes’’ below.
Second, concurrently as follows:
a.        22.36516287174527% sequentially to classes IA-10 and IA-3, in that order, until their principal balances are reduced to zero.
b.        77.63483712825473% sequentially as follows:
i.                      sequentially to classes IA-1 and IA-2, in that order, until their aggregate principal balance is reduced to their aggregate planned balance for that distribution day as shown in “-PAC classes” below;
ii.                      to class IA-6 until its principal balance is reduced to its targeted balance for that distribution day as shown in “-TAC classes” below;
iii.                      sequentially to classes IA-7, IA-6, IA-8, IA-1, IA-2 and IA-3, in that order, until their principal balances are reduced to zero.
Third, concurrently to classes IA-4, IA-9 and IA-11 in proportion to their principal balances until their principal balances are reduced to zero.
Group II: Principal allocated to the group II senior target-rate classes from the pool II target-rate strip will be allocated to class IIA-1 until its principal balance is reduced to zero.
Group III: Principal allocated to the group III senior target-rate classes from the pool III target-rate strip will be allocated to class IIIA-1 until its principal balance is reduced to zero.
Beginning on the subordination depletion date, the priorities stated above will cease to be in effect and the principal allocation for the senior target-rate classes of each group will be allocated to the senior target-rate classes of the group in proportion to their principal balances on the preceding day.
On the first distribution day, the senior target-rate classes are expected to be allocated between 96.46% and 97.46% of scheduled principal payments on the target-rate strips.

Accrual and accrual directed classes
While an accrual class may receive principal distributions prior to the subordination depletion date, an accrual class will not receive current interest distributions prior to the earlier of its accrual termination day or the subordination depletion date.
On each such prior distribution day:
•      before interest is distributed to the accrual class IA-7, interest that is accrued on the principal balance of that class will be redirected first, to class IA-6 until the principal balance of class IA-6 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, and second, to class IA-7 until its principal balance is reduced to zero, and
•      before interest is distributed to the accrual class IA-8, interest that is accrued on the principal balance of that class will be redirected first, to class IA-6 until the principal balance of class IA-6 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, second, to class IA-7 until its principal balance is reduced to zero, and third, to class IA-6, without regard to its targeted balance.
The accrual termination day for an accrual class will be the first distribution day after the principal balance of each of its accrual directed classes is reduced to zero.
An accrual class’s principal balance will be increased by the amount of any interest distribution that is redirected to other classes as principal.
Distributions to accrual classes are described in greater detail in “Distributions—Accrual and accrual directed classes” in the core prospectus.

Prepayments and other unscheduled principal
For the first nine years—that is, for distribution days 1 through 108—and, under the circumstances described below, for later distribution days, the senior target-rate classes of each group will receive disproportionately large allocations of unscheduled principal payments received during the preceding month on the target-rate strip of the related pool, as follows:
•      Subject to the following provisos, on each distribution day the senior target-rate classes of a group will be allocated, in the aggregate, their proportionate share (based on principal balances of the group’s senior target-rate classes and the group’s subordinated target-rate component classes), plus the following percentage of the group’s subordinated target-rate component classes’ proportionate share, of unscheduled principal payments:

distribution day	percentage
1 – 60	100%
61 – 72	70%
73 – 84	60%
85 – 96	40%
97 – 108	20%
109 and after	0%

provided, that for any distribution day,
•      if the ratio of the aggregate principal balance of the senior target-rate classes of all groups to the aggregate principal balance of all the target-rate classes exceeds that ratio on the cut-off date, the senior target-rate classes of each group will be allocated 100% of unscheduled principal payments on the related pool’s target-rate strip;
•      if the distribution day is one on which the percentage shown in the preceding table is to be reduced—that is, the 61st, 73rd, 85th, 97th or 109th distribution day—and either the cumulative loss test or the delinquency test described below are not satisfied, then the percentage will not be reduced on that distribution day or on any subsequent distribution day until both the cumulative loss and delinquency tests are passed; and
•      if the cumulative loss test is not satisfied for a distribution day, the percentage of unscheduled principal payments allocated to the senior target-rate classes of a group will be the greater of (a) the percentage for that distribution day calculated in accordance with the rules stated above, or (b) the percentage on the preceding distribution day.
Example: Suppose that on the 73rd distribution day, the aggregate principal balance of the senior target-rate classes of group I is $94 million, the aggregate principal balance of the subordinated group I target-rate component classes is $6 million, and the Trust received $2 million of unscheduled principal payments on the pool I target-rate strip during the preceding month. Then the senior target-rate classes of group I will be allocated their 94% proportionate share of the $2 million (that is, $1,880,000) plus, per the table, 60% of the remaining $120,000, or $72,000, for a total of $1,952,000.
If, however, the ratio of the principal balance of the senior target-rate classes of all groups to the principal balance of all the target-rate classes is greater than that ratio on the cut-off date, then the senior target-rate classes of group I will receive the entire $2 million of unscheduled principal.
The cumulative loss test is satisfied for a distribution day if cumulative realized losses (for all pools) through that distribution day do not exceed the following percentages of the initial principal balance of the subordinated (composite) classes:

distribution day	percentage of initial principal balance of subordinated (composite) classes
61 – 72	30%
73 – 84	35%
85 – 96	40%
97 – 108	45%
109 and after	50%

The delinquency test is satisfied for a distribution day if the average of the aggregate scheduled principal balance of mortgage loans delinquent 60 days or more (including mortgage loans in foreclosure and real estate owned by the Trust as a result of homeowner default) for that distribution day and the preceding five distribution days is either (1) less than 50% of the average of the principal balance of the subordinated classes for those distribution days, or (2) less than 2% of the average scheduled principal balance of all of the mortgage loans for those distribution days.

NAS classes
Classes IA-4, IA-9, and IA-11 are non-accelerated senior, or NAS classes.
For the first 60 distribution days, the principal allocation for a NAS class will be zero.
For distribution day 61 and after, the principal allocation for a NAS class will equal the following percentage of its proportionate share, based on principal balances of the senior target-rate classes, of scheduled and unscheduled principal payments on the target-rate strip allocated to the senior target-rate classes for that distribution day:

distribution day	percentage
0 – 60	0%
61 – 72	30%
73 – 84	40%
85 – 96	60%
97 – 108	80%
109 and after	100%

A NAS class’s weighted average life will be longer, and could be significantly longer, than if it always received its proportionate share of principal distributions.

Yield maintenance
Class IA-6 is a class of yield protected certificates.
Bear Stearns Financial Products Inc. (the yield maintenance provider) has entered into one or more agreements (together, the yield maintenance agreement) with CMSI and the Trustee. Under the yield maintenance agreement, the yield maintenance provider will make yield maintenance payments for the benefit of the holders of the yield protected certificates.
Each yield maintenance payment for a class of yield protected certificates will be a per annum percentage (the yieldmaintenance percentage) of an assumed principal balance for the class for the relevant distribution day. The yield maintenance percentage will equal the excess of LIBOR for that distribution day over the maximum LIBOR shown below for the class, up to the maximum protection percentage shown for that class.

Class	Maximum LIBOR	Maximum protection percentage
IA-6	5.5%	3.5%

Where the annual rate for a class of certificates is specified as LIBOR plus a percentage margin, subject to a maximum rate, the maximum LIBOR will be the excess of the maximum rate over the margin.
Example: Suppose the annual interest rate formula for a class of yield protected certificates is LIBOR + 0.5%, subject to a maximum rate of 6%. Then 0.5% is the margin, and the maximum LIBOR is 5.5% (the 6% maximum rate minus the 0.5% margin). In the absence of a yield maintenance agreement, even if LIBOR is over 5.5% for a distribution day, certificate holders can not receive interest at an annual rate of more than 6%.
Now suppose that for a distribution day, LIBOR is 6.3% and the actual principal balance of the class is $2 million, and that under a yield maintenance agreement for the class, the maximum protection percentage is 3% and the assumed principal balance for the distribution day is $1.6 million. Accordingly, the class will receive a yield maintenance payment equal to one-twelfth of 0.8% (the excess of 6.3% over the maximum LIBOR of 5.5%) of $1.6 million (the assumed principal balance), or approximately $1,067.
What if LIBOR had been 9% rather than 6.3%? The excess of 9% over 5.5% is 3.5%, which is greater than the maximum protection percentage of 3%. Therefore, the class will receive an additional payment of only one-twelfth of 3% of $1.6 million, or $4,000.
The yield maintenance payments for each class of yield protected certificates will be made to the paying agent, who will pass them through to the holders of the class of certificates in proportion to the principal balances of their certificates, but not more than will be required to pay the certificates an amount (the yield maintenance amount) for that distribution day equal to the yield maintenance percentage of the actual principal balance for the class for that distribution day.
Example: Same as previously, with LIBOR 6.3%, but an assumed principal balance of $3 million, which exceeds the actual principal balance of $2 million. The yield maintenance provider will make a yield maintenance payment to the paying agent of one-twelfth of 0.8% of $3 million (the assumed principal balance), or approximately $2,000, but the class will receive only the yield maintenance amount of one-twelfth of 0.8% of $2 million (the actual principal balance), or approximately $1,333.
If for any distribution day, the yield maintenance payment by the yield maintenance provider to the paying agent for a class of certificates exceeds the yield maintenance amount required to be paid to the holders of that class, the excess will be deposited in a yield maintenance reserve fund for that class maintained in an account at the paying agent.
If for any distribution day, the assumed principal balance is less than the aggregate outstanding principal balance of a class of yield protected certificates, the yield maintenance payment will be less than the yield maintenance amount for the distribution day, and a shortfall will result. Amounts in the yield maintenance reserve fund for the class will be used to cover such shortfall.
Once the principal balance of a class of yield protected certificates has been reduced to zero, or the Trust or the related yield maintenance agreement has been terminated, any funds remaining in the yield maintenance reserve fund will be paid to Citigroup Global Markets.
The assumed principal balances for each class of yield protected certificates are:

Distribution	Assumed principal balance
day in	Class IA-6
July 2007	$67,500,000
August 2007	67,288,684
September 2007	67,005,396
October 2007	66,651,263
November 2007	66,226,566
December 2007	65,731,737
January 2008	65,167,364
February 2008	64,534,188
March 2008	63,833,105
April 2008	63,065,162
May 2008	62,231,558
June 2008	61,333,641
July 2008	60,372,907
August 2008	59,350,997
September 2008	58,269,691
October 2008	57,130,912
November 2008	55,936,711
December 2008	54,689,274
January 2009	53,390,910
February 2009	52,044,047
March 2009	50,651,227
April 2009	49,215,103
May 2009	47,738,427
June 2009	46,224,049
July 2009	44,674,904
August 2009	43,094,012
September 2009	41,484,464
October 2009	39,849,418
November 2009	38,192,091
December 2009	36,578,627
January 2010	35,008,189
February 2010	33,479,952
March 2010	31,993,109
April 2010	30,546,864
May 2010	29,140,436
June 2010	27,773,059
July 2010	26,443,977
August 2010	25,152,451
September 2010	23,897,752
October 2010	22,679,166
November 2010	21,495,989
December 2010	20,347,533
January 2011	19,233,119
February 2011	18,152,079
March 2011	17,103,761
April 2011	16,087,521
May 2011	15,102,728
June 2011	14,148,760
July 2011	13,225,009
August 2011	12,330,874
September 2011	11,465,769
October 2011	10,629,115
November 2011	9,820,344
December 2011	9,038,899
January 2012	8,284,232
February 2012	7,555,804
March 2012	6,853,087
April 2012	6,175,562
May 2012	5,522,719
June 2012	4,894,057
July 2012	4,289,083
August 2012	3,876,648
September 2012	3,485,752
October 2012	3,115,937
November 2012	2,766,749
December 2012	2,437,748
January 2013	2,128,497
February 2013	1,838,569
March 2013	1,567,544
April 2013	1,315,012
May 2013	1,080,567
June 2013	863,813
July 2013	664,360
August 2013	531,800
September 2013	414,850
October 2013	313,147
November 2013	226,339
December 2013	154,078
January 2014	96,024
February 2014	51,840
March 2014	21,200
April 2014	3,782

The yield maintenance provider will not make yield maintenance payments for the class of yield protected certificates for any distribution day after April 2014.
You should note that the yield maintenance provider will determine LIBOR under the yield maintenance agreement, and may use different procedures than under the provisions for interest payments on the certificates. Accordingly, yield maintenance payments could be higher or lower than if LIBOR was determined under the procedures used for determining interest due on the certificates.
The “significance percentage” for the yield maintenance agreement, as calculated in accordance with Item 1115 of Regulation AB under the Securities Act of 1933 is less than 10%.
Citigroup Global Markets will pay the yield maintenance provider for the yield maintenance agreement, and there will be no charge to the Trust.
If the ratings of the yield maintenance provider’s debt obligations fall below levels set in the yield maintenance agreement, the yield maintenance provider must either
•      post collateral,
•      take other action to restore the required ratings, or
•      assign the yield maintenance agreement to, or have the yield maintenance provider’s obligations under the agreement guaranteed by, a third party with the required ratings.
The yield maintenance provider may also have to assign the yield maintenance agreement or obtain a guaranty if the yield maintenance provider can not provide the Depositor with certain information required to enable the Depositor to fulfill its disclosure obligations under the federal securities laws.

The yield maintenance provider
The yield maintenance provider, Bear Stearns Financial Products, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. Bear Stearns Financial Products engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the date of this prospectus, Bear Stearns Financial Products has a ratings classification of “AAA” from S&P and “Aaa” from Moody’s. Bear Stearns Financial Products will provide upon request, without charge, to each person to whom this prospectus is delivered, a copy of (i) the ratings analysis from each of S&P and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of Bear Stearns Financial Products. Requests for information should be directed to the DPC Manager of Bear Stearns Financial Products Inc. at (212) 272-4009 or in writing at 383 Madison Avenue, 36th Floor, New York, New York 10179.
The information in the preceding paragraph has been provided by Bear Stearns Financial Products for use in this prospectus. Bear Stearns Financial Products has not been involved in the preparation of, and does not accept responsibility for, this prospectus.

PAC classes
Classes IA-1 and IA-2 are PAC classes. Classes IA-6 through IA-8 are the support classes for the PAC classes.
The aggregate planned balance for the PAC classes on each distribution day is shown in the following table. The aggregate planned balances for the PAC classes were calculated assuming that
•      the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and
•      the mortgage loans are prepaid at any constant rate within the range 125% to 300% of the PSA prepayment model.

Distribution day in	Classes IA-1 and IA-2 aggregate planned balance
Initial	$115,620,000.00
July 2007	115,333,617.00
August 2007	114,996,427.90
September 2007	114,608,518.63
October 2007	114,170,007.52
November 2007	113,681,045.29
December 2007	113,141,815.05
January 2008	112,552,532.23
February 2008	111,913,444.50
March 2008	111,224,831.62
April 2008	110,487,005.34
May 2008	109,700,309.15
June 2008	108,865,118.08
July 2008	107,981,838.45
August 2008	107,050,907.54
September 2008	106,072,793.30
October 2008	105,047,993.96
November 2008	103,977,037.67
December 2008	102,860,482.01
January 2009	101,698,913.60
February 2009	100,492,947.55
March 2009	99,243,226.98
April 2009	97,950,422.44
May 2009	96,615,231.32
June 2009	95,238,377.26
July 2009	93,820,609.49
August 2009	92,362,702.17
September 2009	90,865,453.66
October 2009	89,340,072.85
November 2009	87,804,306.08
December 2009	86,278,753.64
January 2010	84,763,349.45
February 2010	83,258,027.82
March 2010	81,762,723.52
April 2010	80,277,371.73
May 2010	78,801,908.05
June 2010	77,336,268.50
July 2010	75,880,389.53
August 2010	74,434,207.99
September 2010	72,997,661.13
October 2010	71,570,686.64
November 2010	70,153,222.59
December 2010	68,745,207.46
January 2011	67,346,580.14
February 2011	65,957,279.89
March 2011	64,577,246.41
April 2011	63,206,419.75
May 2011	61,844,740.37
June 2011	60,492,149.12
July 2011	59,148,587.24
August 2011	57,813,996.33
September 2011	56,488,318.38
October 2011	55,171,495.78
November 2011	53,863,471.26
December 2011	52,564,187.96
January 2012	51,273,589.35
February 2012	49,991,619.30
March 2012	48,718,222.04
April 2012	47,453,342.14
May 2012	46,196,924.57
June 2012	44,948,914.63
July 2012	43,828,438.36
August 2012	42,716,059.70
September 2012	41,611,725.49
October 2012	40,515,382.91
November 2012	39,426,979.49
December 2012	38,346,463.12
January 2013	37,273,782.02
February 2013	36,208,884.74
March 2013	35,151,720.18
April 2013	34,102,237.59
May 2013	33,060,386.51
June 2013	32,026,116.87
July 2013	31,037,826.14
August 2013	30,056,833.83
September 2013	29,083,091.36
October 2013	28,116,550.45
November 2013	27,157,163.14
December 2013	26,204,881.78
January 2014	25,259,659.06
February 2014	24,321,447.95
March 2014	23,390,201.76
April 2014	22,465,874.09
May 2014	21,552,352.69
June 2014	20,658,033.43
July 2014	19,941,204.32
August 2014	19,240,001.31
September 2014	18,554,126.49
October 2014	17,883,287.24
November 2014	17,227,196.20
December 2014	16,585,571.13
January 2015	15,958,134.83
February 2015	15,344,615.07
March 2015	14,744,744.51
April 2015	14,158,260.58
May 2015	13,584,905.43
June 2015	13,024,425.84
July 2015	12,611,603.54
August 2015	12,207,743.77
September 2015	11,812,668.99
October 2015	11,426,204.98
November 2015	11,048,180.77
December 2015	10,678,428.62
January 2016	10,316,783.91
February 2016	9,963,085.15
March 2016	9,617,173.84
April 2016	9,278,894.50
May 2016	8,948,094.55
June 2016	8,624,624.30
July 2016	8,418,159.74
August 2016	8,215,239.49
September 2016	8,015,803.64
October 2016	7,819,793.27
November 2016	7,627,150.46
December 2016	7,437,818.25
January 2017	7,251,740.63
February 2017	7,068,862.55
March 2017	6,889,129.85
April 2017	6,712,489.30
May 2017	6,531,055.30
June 2017	6,352,825.91
July 2017	6,177,745.99
August 2017	6,005,761.34
September 2017	5,836,818.68
October 2017	5,670,865.61
November 2017	5,507,850.65
December 2017	5,347,723.17
January 2018	5,190,433.40
February 2018	5,035,932.42
March 2018	4,884,172.14
April 2018	4,735,105.27
May 2018	4,588,685.34
June 2018	4,444,866.67
July 2018	4,303,604.33
August 2018	4,164,854.18
September 2018	4,028,572.82
October 2018	3,894,717.57
November 2018	3,763,246.50
December 2018	3,634,118.38
January 2019	3,507,292.67
February 2019	3,382,729.54
March 2019	3,260,389.83
April 2019	3,140,235.02
May 2019	3,022,227.29
June 2019	2,906,329.43
July 2019	2,792,504.86
August 2019	2,680,717.66
September 2019	2,570,932.47
October 2019	2,463,114.56
November 2019	2,357,229.80
December 2019	2,253,244.62
January 2020	2,151,126.03
February 2020	2,050,841.60
March 2020	1,952,359.45
April 2020	1,855,648.26
May 2020	1,760,677.22
June 2020	1,667,416.06
July 2020	1,575,835.01
August 2020	1,485,904.84
September 2020	1,397,596.78
October 2020	1,310,882.58
November 2020	1,225,734.45
December 2020	1,142,125.09
January 2021	1,060,027.66
February 2021	979,415.78
March 2021	900,263.52
April 2021	822,545.39
May 2021	746,236.34
June 2021	671,311.74
July 2021	597,747.39
August 2021	525,519.50
September 2021	454,604.69
October 2021	384,979.98
November 2021	316,622.78
December 2021	249,510.88
January 2022	183,622.46
February 2022	118,936.08
March 2022	55,430.64

TAC classes
Class IA-6 is a TAC class. Class IA-7 is the support class for the TAC class. However, class IA-7 has an initial principal balance of only $1,000, so that there is a material probability that class IA-6 will receive principal distributions that will reduce its principal balance below its targeted balance.
The targeted balances for the TAC class on each distribution day are shown in the following table. The targeted balances were calculated assuming that the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and the mortgage loans are prepaid at a constant rate of 125% of the PSA prepayment model.

Distribution day in	Class IA-6 targeted balance
Initial	$67,500,000.00
July 2007	67,499,990.00
August 2007	67,499,979.95
September 2007	67,499,969.85
October 2007	67,499,959.69
November 2007	67,499,949.49
December 2007	67,499,939.24
January 2008	67,499,928.94
February 2008	67,499,918.58
March 2008	67,499,908.17
April 2008	67,499,897.72
May 2008	67,499,887.20
June 2008	67,499,876.64
July 2008	67,499,866.02
August 2008	67,499,855.35
September 2008	67,499,844.63
October 2008	67,499,833.85
November 2008	67,499,823.02
December 2008	67,499,812.14
January 2009	67,499,801.20
February 2009	67,499,790.20
March 2009	67,499,779.16
April 2009	67,499,768.05
May 2009	67,499,756.89
June 2009	67,499,745.68
July 2009	67,499,734.40
August 2009	67,499,723.08
September 2009	67,499,711.69
October 2009	67,499,700.25
November 2009	67,499,688.75
December 2009	67,499,677.20
January 2010	67,499,665.58
February 2010	67,499,653.91
March 2010	67,499,642.18
April 2010	67,499,630.39
May 2010	67,499,618.54
June 2010	67,499,606.63
July 2010	67,499,594.67
August 2010	67,499,582.64
September 2010	67,499,570.55
October 2010	67,499,558.41
November 2010	67,499,546.20
December 2010	67,499,533.93
January 2011	67,499,521.60
February 2011	67,499,509.21
March 2011	67,499,496.75
April 2011	67,499,484.24
May 2011	67,499,471.66
June 2011	67,499,459.02
July 2011	67,499,446.31
August 2011	67,499,433.54
September 2011	67,499,420.71
October 2011	67,499,407.81
November 2011	67,499,394.85
December 2011	67,499,381.83
January 2012	67,499,368.74
February 2012	67,499,355.58
March 2012	67,499,342.36
April 2012	67,499,329.07
May 2012	67,499,315.72
June 2012	67,499,302.29
July 2012	67,499,288.81
August 2012	67,499,275.25
September 2012	67,499,261.63
October 2012	67,499,247.93
November 2012	67,499,234.17
December 2012	67,499,220.35
January 2013	67,499,206.45
February 2013	67,499,192.48
March 2013	67,499,178.44
April 2013	67,499,164.33
May 2013	67,499,150.16
June 2013	67,499,135.91
July 2013	67,499,121.59
August 2013	67,499,107.19
September 2013	67,499,092.73
October 2013	67,499,078.19
November 2013	67,499,063.58
December 2013	67,499,048.90
January 2014	67,499,034.15
February 2014	67,499,019.32
March 2014	67,499,004.41
April 2014	67,498,989.44
May 2014	67,495,040.55
June 2014	67,478,716.10
July 2014	67,365,619.90
August 2014	67,243,111.22
September 2014	67,111,445.41
October 2014	66,970,872.83
November 2014	66,821,638.83
December 2014	66,663,983.96
January 2015	66,498,143.99
February 2015	66,324,350.00
March 2015	66,142,828.46
April 2015	65,953,801.35
May 2015	65,757,486.20
June 2015	65,554,096.16
July 2015	65,278,339.50
August 2015	64,998,641.39
September 2015	64,715,144.73
October 2015	64,427,989.35
November 2015	64,137,312.03
December 2015	63,843,246.58
January 2016	63,545,923.91
February 2016	63,245,472.03
March 2016	62,942,016.19
April 2016	62,635,678.84
May 2016	62,326,579.77
June 2016	62,014,836.07
July 2016	61,654,949.33
August 2016	61,295,302.22
September 2016	60,935,930.00
October 2016	60,576,867.08
November 2016	60,218,147.04
December 2016	59,859,802.65
January 2017	59,501,865.91
February 2017	59,144,367.99
March 2017	58,787,339.32
April 2017	58,430,809.59
May 2017	58,027,550.13
June 2017	57,625,054.97
July 2017	57,223,353.33
August 2017	56,822,473.63
September 2017	56,422,443.54
October 2017	56,023,290.03
November 2017	55,625,039.31
December 2017	55,227,716.88
January 2018	54,831,347.58
February 2018	54,435,955.54
March 2018	54,041,564.23
April 2018	53,648,196.47
May 2018	53,255,874.42
June 2018	52,864,619.62
July 2018	52,474,453.01
August 2018	52,085,394.89
September 2018	51,697,464.98
October 2018	51,310,682.43
November 2018	50,925,065.80
December 2018	50,540,633.09
January 2019	50,157,401.78
February 2019	49,775,388.76
March 2019	49,394,610.43
April 2019	49,015,082.68
May 2019	48,636,820.85
June 2019	48,259,839.82
July 2019	47,884,153.97
August 2019	47,509,777.19
September 2019	47,136,722.93
October 2019	46,765,004.16
November 2019	46,394,633.39
December 2019	46,025,622.73
January 2020	45,657,983.81
February 2020	45,291,727.87
March 2020	44,926,865.72
April 2020	44,563,407.77
May 2020	44,201,364.02
June 2020	43,840,744.10
July 2020	43,481,557.25
August 2020	43,123,812.32
September 2020	42,767,517.82
October 2020	42,412,681.88
November 2020	42,059,312.29
December 2020	41,707,416.48
January 2021	41,357,001.58
February 2021	41,008,074.34
March 2021	40,660,641.22
April 2021	40,314,708.36
May 2021	39,970,281.57
June 2021	39,627,366.39
July 2021	39,285,968.04
August 2021	38,946,091.45
September 2021	38,607,741.27
October 2021	38,270,921.87
November 2021	37,935,637.35
December 2021	37,601,891.54
January 2022	37,269,688.01
February 2022	36,939,030.08
March 2022	36,609,920.83
April 2022	36,275,448.50
May 2022	35,888,239.46
June 2022	35,503,706.70
July 2022	35,121,832.66
August 2022	34,742,599.89
September 2022	34,365,991.08
October 2022	33,991,989.02
November 2022	33,620,576.60
December 2022	33,251,736.84
January 2023	32,885,452.85
February 2023	32,521,707.86
March 2023	32,160,485.23
April 2023	31,801,768.38
May 2023	31,445,540.88
June 2023	31,091,786.39
July 2023	30,740,488.68
August 2023	30,391,631.62
September 2023	30,045,199.18
October 2023	29,701,175.46
November 2023	29,359,544.63
December 2023	29,020,290.98
January 2024	28,683,398.91
February 2024	28,348,852.90
March 2024	28,016,637.55
April 2024	27,686,737.55
May 2024	27,359,137.69
June 2024	27,033,822.86
July 2024	26,710,778.04
August 2024	26,389,988.34
September 2024	26,071,438.92
October 2024	25,755,115.06
November 2024	25,441,002.15
December 2024	25,129,085.65
January 2025	24,819,351.12
February 2025	24,511,784.23
March 2025	24,206,370.72
April 2025	23,903,096.44
May 2025	23,601,947.31
June 2025	23,302,909.38
July 2025	23,005,968.75
August 2025	22,711,111.64
September 2025	22,418,324.33
October 2025	22,127,593.22
November 2025	21,838,904.79
December 2025	21,552,245.58
January 2026	21,267,602.27
February 2026	20,984,961.57
March 2026	20,704,310.31
April 2026	20,425,635.40
May 2026	20,148,923.84
June 2026	19,874,162.70
July 2026	19,601,339.15
August 2026	19,330,440.42
September 2026	19,061,453.85
October 2026	18,794,366.84
November 2026	18,529,166.89
December 2026	18,265,841.58
January 2027	18,004,378.55
February 2027	17,744,765.54
March 2027	17,486,990.37
April 2027	17,231,040.92
May 2027	16,976,905.17
June 2027	16,724,571.18
July 2027	16,474,027.05
August 2027	16,225,261.01
September 2027	15,978,261.34
October 2027	15,733,016.38
November 2027	15,489,514.57
December 2027	15,247,744.43
January 2028	15,007,694.53
February 2028	14,769,353.54
March 2028	14,532,710.17
April 2028	14,297,753.24
May 2028	14,064,471.63
June 2028	13,832,854.28
July 2028	13,602,890.21
August 2028	13,374,568.52
September 2028	13,147,878.37
October 2028	12,922,808.99
November 2028	12,699,349.69
December 2028	12,477,489.83
January 2029	12,257,218.87
February 2029	12,038,526.31
March 2029	11,821,401.74
April 2029	11,605,834.79
May 2029	11,391,815.18
June 2029	11,179,332.70
July 2029	10,968,377.18
August 2029	10,758,938.55
September 2029	10,551,006.79
October 2029	10,344,571.93
November 2029	10,139,624.08
December 2029	9,936,153.42
January 2030	9,734,150.19
February 2030	9,533,604.69
March 2030	9,334,507.27
April 2030	9,136,848.37
May 2030	8,940,618.47
June 2030	8,745,808.12
July 2030	8,552,407.94
August 2030	8,360,408.60
September 2030	8,169,800.83
October 2030	7,980,575.42
November 2030	7,792,723.24
December 2030	7,606,235.18
January 2031	7,421,102.22
February 2031	7,237,315.40
March 2031	7,054,865.80
April 2031	6,873,744.57
May 2031	6,693,942.92
June 2031	6,515,452.10
July 2031	6,338,263.43
August 2031	6,162,368.30
September 2031	5,987,758.12
October 2031	5,814,424.39
November 2031	5,642,358.65
December 2031	5,471,552.49
January 2032	5,301,997.58
February 2032	5,133,685.61
March 2032	4,966,608.34
April 2032	4,800,757.59
May 2032	4,636,125.23
June 2032	4,472,703.17
July 2032	4,310,483.38
August 2032	4,149,457.90
September 2032	3,989,618.80
October 2032	3,830,958.20
November 2032	3,673,468.29
December 2032	3,517,141.29
January 2033	3,361,969.49
February 2033	3,207,945.22
March 2033	3,055,060.86
April 2033	2,903,308.83
May 2033	2,752,681.62
June 2033	2,603,171.76
July 2033	2,454,771.82
August 2033	2,307,474.43
September 2033	2,161,272.26
October 2033	2,016,158.03
November 2033	1,872,124.52
December 2033	1,729,164.53
January 2034	1,587,270.94
February 2034	1,446,436.64
March 2034	1,306,654.59
April 2034	1,167,917.80
May 2034	1,030,219.31
June 2034	893,552.21
July 2034	757,909.64
August 2034	623,284.78
September 2034	489,670.85
October 2034	357,061.12
November 2034	225,448.92
December 2034	94,827.59

Cross-collateralization
This is a cross-collateralized multiple-pool series, as described in “Multiple pool series” and “Cross-collateralization” in the core prospectus. In certain circumstances, losses on mortgage loans in one pool may be absorbed by, and some payments received on mortgage loans in one pool may be distributed to, classes in unrelated groups, as described in the core prospectus.
Because the pool II and pool III target-rate strips have a lower interest rate than the pool I target-rate strip, if group I is undercollateralized after the subordination depletion date, interest payments from the pool II and pool III target-rate strips that remain after interest distributions to the group II and group III target-rate classes will not be sufficient to fully cover interest shortfalls on the group I target-rate classes.

Super senior and super senior support classes
The following table lists the super senior classes, and their respective super senior support classes and the support amount for each super senior class:

Super senior class	Super senior support class	Support amount
IA-6	IA-11	$2,088,000
IA-9	IA-11	1,137,000

After the subordination depletion date, losses (other than non-subordinated losses) on a target-rate strip that would otherwise reduce the principal balance of the super senior classes will instead reduce the principal balance of the super senior support class up to an amount for each super senior class on each distribution day equal to the related support percentage of the balance of the support class and up to an aggregate amount for each super senior class equal to the related support amount.

Maintenance of subordination
The degree of credit enhancement enjoyed by a class due to subordination may be measured by that class’s subordination level, which is the sum of the class percentages of all classes that are subordinated to that class. On the closing date, the following classes will have the following approximate initial subordination levels:

Class	%	$
Class A:	3.00%	$10,340,736
Class B-1:	1.30	4,480,736
Class B-2:	0.80	2,757,736
Class B-3:	0.50	1,723,736

Thus, the subordinated classes will have an aggregate principal balance on the closing date that is approximately 3% of the aggregate principal balance of all the classes.
The subordinated classes are also entitled to maintain a degree of credit enhancement by subordination throughout the life of the transaction. If on a distribution day, a subordinated class has an impaired subordination level—that is, its subordination level on that day is less than its initial subordination level—then all principal originally allocated to the subordinated classes will be allocated to the most senior of the subordinated classes with an impaired subordination level and to those subordinated classes that are senior to the impaired class, in proportion to their principal balances, up to those classes’ principal balances, and any remainder will be allocated to the remaining subordinated classes, in order of seniority, up to those classes’ principal balances.
Example: Suppose that on a distribution day, (a) each of classes B-1 through B-6 has a principal balance of $1,000, (b) the aggregate principal allocation to the subordinated classes is $3,120, and (c) class B-2 has an impaired subordination level. Then on that distribution day
(1) the entire amount allocated to the subordinated classes will be allocated to classes B-1 and B-2, in proportion to their principal balances, up to their principal balances, and
(2) the remaining $1,120 will be allocated to class B-3 until its principal balance is reduced to zero, and
(3) the remaining $120 will be allocated to class B-4.
Because this is a cross-collateralized multiple-pool series, impairment of subordination for subordinated classes will be determined based on composite class principal balances, not component class principal balances. In determining whether a composite class has an impaired subordination level, the principal balance of the composite class will equal the sum of the principal balances of its component classes. If a subordinated composite class has an impaired subordination level, then principal will be allocated among the subordinated composite classes as described above. The principal balance of each component class will then be adjusted so that the principal balance of the component class from each group will be in the same proportion for each subordinated composite class.

Special hazard, bankruptcy and fraud loss limits
There are no special hazard, bankruptcy or fraudloss limits.

Weighted average lives and yields to maturity
The following tables of weighted average lives and yields to maturity have been prepared using the following structuring assumptions:
•      The mortgage loans and the classes have the characteristics set forth in “Summary—Series overview” above, without regard to any variation or approximation provided for in that section.
•      The mortgage loans in the pools prepay at the indicated percentages of the PSA prepayment model.
•      Scheduled payments of principal and interest on the mortgage loans are received in a timely manner.
•      CMSI does not make a clean-up call.
•      You purchase the certificates on the closing date.
•      Each discount loan (other than an IO loan) in pool I, each discount IO loan in pool I, each discount loan in pool II, and each discount loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the discount loans in the related pool or sub-pool, as shown in the table below.
•      Each premium loan (other than an IO loan) in pool I, each premium IO loan in pool I, each premium loan in pool II, and each premium loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the premium loans in the related pool or sub-pool, as shown in the table below.

Discount loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	360 months	360 months	180 months	360 months
Weighted average remaining term to stated maturity	357 months	358 months	176 months	359 months
Gross weighted average interest rate	5.9670769291%	5.9818038852%	5.5624700560%	5.5869013682%
Aggregate scheduled principal balance	$71,317,311.81	$18,736,089.04	$3,682,915.16	$1,508,718.32
Weighted average remaining IO period	N/A	118 months	N/A	N/A

Premium loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	358 months	360 months	180 months	360 months
Weighted average remaining term to stated maturity	357 months	358 months	178 months	359 months
Gross weighted average interest rate	6.3753454198%	6.4095557115%	6.0026724957%	5.9891327851%
Aggregate scheduled principal balance	$132,654,034.28	$90,749,000.43	$17,157,102.79	$8,854,254.48
Weighted average remaining IO period	N/A	118 months	N/A	N/A

In the following tables,
•      for any IO classes, the percentages shown are notional balances as a percent of initial notional balances, and
•      ‘*’ indicates that between zero and 0.5% of initial principal or notional balance is outstanding.
The prepayment models, the structuring assumptions and the other assumptions described below are made for illustrative purposes only. It is highly unlikely that the mortgage loans will prepay at a constant rate until maturity or that the mortgage loans in each pool will prepay at the same rate. The characteristics of the actual mortgage loans are also likely to differ from the structuring and other assumptions. As a result, the actual principal or notional balances, weighted average lives and pre-tax yields of the certificates are likely to differ from those shown in the tables in this “Weighted average lives and yields to maturity” section, even if all of the mortgage loans prepay at the indicated percentages of the prepayment model. We urge you to consult your investment advisor and to make your investment decision based on your own determination as to anticipated rates of prepayment under a variety of scenarios and the suitability of a class of certificates to your investment objectives.

Principal balance as percent of initial principal balance

	Class IA-1					Class IA-2
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	98	93	93	93	93	100	100	100	100	100
June 25, 2009	96	80	80	80	77	100	100	100	100	100
June 25, 2010	94	63	63	50	17	100	100	100	100	100
June 25, 2011	92	47	47	14	0	100	100	100	100	0
June 25, 2012	90	32	32	0	0	100	100	100	11	0
June 25, 2013	88	19	19	0	0	100	100	100	0	0
June 25, 2014	86	8	8	0	0	100	100	100	0	0
June 25, 2015	83	1	1	0	0	100	100	100	0	0
June 25, 2016	81	0	0	0	0	100	72	72	0	0
June 25, 2017	78	0	0	0	0	100	53	53	0	0
June 25, 2018	74	0	0	0	0	100	37	37	0	0
June 25, 2019	70	0	0	0	0	100	24	24	0	0
June 25, 2020	65	0	0	0	0	100	14	14	0	0
June 25, 2021	60	0	0	0	0	100	6	6	0	0
June 25, 2022	54	0	0	0	0	100	0	0	0	0
June 25, 2023	49	0	0	0	0	100	0	0	0	0
June 25, 2024	43	0	0	0	0	100	0	0	0	0
June 25, 2025	36	0	0	0	0	100	0	0	0	0
June 25, 2026	29	0	0	0	0	100	0	0	0	0
June 25, 2027	22	0	0	0	0	100	0	0	0	0
June 25, 2028	14	0	0	0	0	100	0	0	0	0
June 25, 2029	6	0	0	0	0	100	0	0	0	0
June 25, 2030	0	0	0	0	0	75	0	0	0	0
June 25, 2031	0	0	0	0	0	0	0	0	0	0
June 25, 2032	0	0	0	0	0	0	0	0	0	0
June 25, 2033	0	0	0	0	0	0	0	0	0	0
June 25, 2034	0	0	0	0	0	0	0	0	0	0
June 25, 2035	0	0	0	0	0	0	0	0	0	0
June 25, 2036	0	0	0	0	0	0	0	0	0	0
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	14.62	3.98	3.98	2.92	2.37	23.36	10.59	10.59	4.83	3.63

Principal balance as percent of initial principal balance

	Class IA-3					Classes IA-4, IA-9 and IA-11
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	100	100	100	100	100	100	100	100	100	100
June 25, 2009	100	100	100	100	100	100	100	100	100	100
June 25, 2010	100	100	100	100	100	100	100	100	100	100
June 25, 2011	100	100	100	99	0	100	100	100	100	92
June 25, 2012	100	100	100	37	0	100	100	100	100	46
June 25, 2013	100	100	100	0	0	100	97	94	73	23
June 25, 2014	100	100	84	0	0	99	94	86	48	10
June 25, 2015	100	100	66	0	0	98	89	75	32	4
June 25, 2016	100	100	55	0	0	97	82	63	22	2
June 25, 2017	100	100	49	0	0	96	75	51	15	1
June 25, 2018	100	100	45	0	0	93	68	41	10	1
June 25, 2019	100	100	41	0	0	91	61	32	7	*
June 25, 2020	100	100	38	0	0	88	54	26	5	*
June 25, 2021	100	100	36	0	0	85	49	20	3	*
June 25, 2022	100	100	32	0	0	81	43	16	2	*
June 25, 2023	100	100	26	0	0	78	38	13	1	*
June 25, 2024	100	100	20	0	0	74	34	10	1	*
June 25, 2025	100	91	15	0	0	70	30	8	1	*
June 25, 2026	100	82	12	0	0	66	26	6	*	*
June 25, 2027	100	75	9	0	0	62	22	5	*	*
June 25, 2028	100	68	7	0	0	57	19	3	*	*
June 25, 2029	100	61	5	0	0	52	16	3	*	*
June 25, 2030	100	55	4	0	0	47	13	2	*	*
June 25, 2031	100	50	3	0	0	41	11	1	*	*
June 25, 2032	100	45	2	0	0	35	8	1	*	*
June 25, 2033	100	40	1	0	0	28	6	1	*	*
June 25, 2034	100	36	1	0	0	22	4	*	*	*
June 25, 2035	86	27	*	0	0	14	3	*	*	*
June 25, 2036	53	11	*	0	0	6	1	*	*	*
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	28.98	23.94	12.07	4.77	3.58	21.34	14.96	11.09	7.74	5.33

Principal balance as percent of initial principal balance

	Classes IA-5 and IA-6					Class IA-7
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	100	100	90	78	66	106	106	0	0	0
June 25, 2009	100	100	67	30	0	113	113	0	0	0
June 25, 2010	100	100	40	0	0	120	120	0	0	0
June 25, 2011	100	100	20	0	0	127	127	0	0	0
June 25, 2012	100	100	7	0	0	135	135	0	0	0
June 25, 2013	100	100	1	0	0	143	143	0	0	0
June 25, 2014	100	100	0	0	0	152	152	0	0	0
June 25, 2015	100	97	0	0	0	161	161	0	0	0
June 25, 2016	100	92	0	0	0	171	171	0	0	0
June 25, 2017	100	85	0	0	0	182	182	0	0	0
June 25, 2018	100	78	0	0	0	193	193	0	0	0
June 25, 2019	100	71	0	0	0	205	205	0	0	0
June 25, 2020	100	65	0	0	0	218	218	0	0	0
June 25, 2021	100	59	0	0	0	231	231	0	0	0
June 25, 2022	100	53	0	0	0	245	245	0	0	0
June 25, 2023	100	46	0	0	0	261	261	0	0	0
June 25, 2024	100	40	0	0	0	277	277	0	0	0
June 25, 2025	100	35	0	0	0	294	294	0	0	0
June 25, 2026	100	29	0	0	0	312	312	0	0	0
June 25, 2027	100	25	0	0	0	331	331	0	0	0
June 25, 2028	100	20	0	0	0	351	351	0	0	0
June 25, 2029	100	17	0	0	0	373	373	0	0	0
June 25, 2030	100	13	0	0	0	396	396	0	0	0
June 25, 2031	99	10	0	0	0	421	421	0	0	0
June 25, 2032	84	7	0	0	0	446	446	0	0	0
June 25, 2033	67	4	0	0	0	474	474	0	0	0
June 25, 2034	50	1	0	0	0	503	503	0	0	0
June 25, 2035	31	0	0	0	0	534	0	0	0	0
June 25, 2036	12	0	0	0	0	567	0	0	0	0
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	26.95	16.00	2.77	1.59	1.23	29.58	27.58	0.08	0.08	0.08

Principal balance as percent of initial principal balance

	Class IA-8					Class IA-10
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	106	106	106	106	106	99	96	91	86	81
June 25, 2009	113	113	113	113	0	98	87	72	57	42
June 25, 2010	120	120	120	0	0	96	75	49	24	2
June 25, 2011	127	127	127	0	0	95	65	30	0	0
June 25, 2012	135	135	135	0	0	93	55	14	0	0
June 25, 2013	143	143	143	0	0	92	46	4	0	0
June 25, 2014	152	152	39	0	0	90	39	0	0	0
June 25, 2015	161	161	39	0	0	89	33	0	0	0
June 25, 2016	171	171	39	0	0	87	28	0	0	0
June 25, 2017	182	182	39	0	0	85	24	0	0	0
June 25, 2018	193	193	39	0	0	83	19	0	0	0
June 25, 2019	205	205	39	0	0	80	15	0	0	0
June 25, 2020	218	218	39	0	0	77	12	0	0	0
June 25, 2021	231	231	39	0	0	73	8	0	0	0
June 25, 2022	245	245	0	0	0	70	5	0	0	0
June 25, 2023	261	261	0	0	0	66	3	0	0	0
June 25, 2024	277	277	0	0	0	62	0	0	0	0
June 25, 2025	294	294	0	0	0	58	0	0	0	0
June 25, 2026	312	312	0	0	0	53	0	0	0	0
June 25, 2027	331	331	0	0	0	48	0	0	0	0
June 25, 2028	351	351	0	0	0	43	0	0	0	0
June 25, 2029	373	373	0	0	0	38	0	0	0	0
June 25, 2030	396	396	0	0	0	32	0	0	0	0
June 25, 2031	421	421	0	0	0	25	0	0	0	0
June 25, 2032	446	446	0	0	0	19	0	0	0	0
June 25, 2033	474	474	0	0	0	12	0	0	0	0
June 25, 2034	503	503	0	0	0	4	0	0	0	0
June 25, 2035	534	0	0	0	0	0	0	0	0	0
June 25, 2036	567	0	0	0	0	0	0	0	0	0
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	29.58	27.58	8.92	2.58	2.00	18.20	6.64	3.14	2.21	1.79

Principal balance as percent of initial principal balance

	Class IA-IO					Class IIA-1
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	99	97	95	91	88	96	93	90	87	83
June 25, 2009	99	92	83	73	63	91	84	75	65	55
June 25, 2010	98	84	68	51	37	86	74	58	42	29
June 25, 2011	97	77	55	35	21	81	64	44	27	15
June 25, 2012	96	71	45	24	12	75	55	33	17	7
June 25, 2013	95	65	36	17	7	70	47	25	11	3
June 25, 2014	94	59	29	12	4	63	39	18	6	1
June 25, 2015	93	54	24	8	2	57	32	13	4	1
June 25, 2016	92	50	19	6	1	50	26	10	2	*
June 25, 2017	90	45	16	4	1	42	21	7	1	*
June 25, 2018	88	41	12	3	*	35	16	4	1	*
June 25, 2019	86	37	10	2	*	26	11	3	*	*
June 25, 2020	83	33	8	1	*	17	7	2	*	*
June 25, 2021	80	29	6	1	*	8	3	1	*	*
June 25, 2022	77	26	5	1	*	0	0	0	0	0
June 25, 2023	74	23	4	*	*	0	0	0	0	0
June 25, 2024	70	20	3	*	*	0	0	0	0	0
June 25, 2025	67	18	2	*	*	0	0	0	0	0
June 25, 2026	63	16	2	*	*	0	0	0	0	0
June 25, 2027	59	13	1	*	*	0	0	0	0	0
June 25, 2028	54	11	1	*	*	0	0	0	0	0
June 25, 2029	49	10	1	*	*	0	0	0	0	0
June 25, 2030	44	8	1	*	*	0	0	0	0	0
June 25, 2031	39	7	*	*	*	0	0	0	0	0
June 25, 2032	33	5	*	*	*	0	0	0	0	0
June 25, 2033	27	4	*	*	*	0	0	0	0	0
June 25, 2034	21	3	*	*	*	0	0	0	0	0
June 25, 2035	14	2	*	*	*	0	0	0	0	0
June 25, 2036	6	1	*	*	*	0	0	0	0	0
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	20.40	10.55	5.80	3.83	2.91	8.51	6.25	4.36	3.17	2.49

Principal balance as percent of initial principal balance

	Class IIA-IO					Class IIIA-1
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	96	94	91	87	84	99	97	94	91	88
June 25, 2009	91	85	76	66	57	97	91	82	72	62
June 25, 2010	86	74	59	44	32	96	83	66	49	35
June 25, 2011	81	65	46	29	17	95	75	53	33	19
June 25, 2012	76	56	35	19	9	93	68	42	22	9
June 25, 2013	70	48	26	12	5	91	62	33	14	5
June 25, 2014	64	40	20	8	3	89	56	27	9	2
June 25, 2015	57	33	14	5	1	88	50	21	6	1
June 25, 2016	50	27	10	3	1	86	46	17	4	*
June 25, 2017	43	21	7	2	*	83	41	14	3	*
June 25, 2018	35	16	5	1	*	81	37	11	2	*
June 25, 2019	27	11	3	1	*	79	33	9	1	*
June 25, 2020	18	7	2	*	*	76	30	7	1	*
June 25, 2021	8	3	1	*	*	74	27	5	1	*
June 25, 2022	0	0	0	0	0	71	24	4	*	*
June 25, 2023	0	0	0	0	0	68	21	3	*	*
June 25, 2024	0	0	0	0	0	64	18	3	*	*
June 25, 2025	0	0	0	0	0	61	16	2	*	*
June 25, 2026	0	0	0	0	0	57	14	2	*	*
June 25, 2027	0	0	0	0	0	53	12	1	*	*
June 25, 2028	0	0	0	0	0	49	10	1	*	*
June 25, 2029	0	0	0	0	0	45	9	1	*	*
June 25, 2030	0	0	0	0	0	40	7	*	*	*
June 25, 2031	0	0	0	0	0	36	6	*	*	*
June 25, 2032	0	0	0	0	0	30	5	*	*	*
June 25, 2033	0	0	0	0	0	25	4	*	*	*
June 25, 2034	0	0	0	0	0	19	3	*	*	*
June 25, 2035	0	0	0	0	0	13	2	*	*	*
June 25, 2036	0	0	0	0	0	6	1	*	*	*
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	8.54	6.32	4.48	3.31	2.63	19.20	9.98	5.51	3.64	2.75

Principal balance as percent of initial principal balance

	Class IIIA-IO					Class A-PO
	Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%	0%	125%	300%	500%	700%
Initial	100	100	100	100	100	100	100	100	100	100
June 25, 2008	99	97	94	91	88	99	97	93	90	86
June 25, 2009	97	91	82	72	63	98	90	80	70	59
June 25, 2010	96	83	67	51	37	96	83	65	48	34
June 25, 2011	95	76	54	35	21	95	75	53	33	20
June 25, 2012	93	69	43	24	12	94	69	43	23	11
June 25, 2013	91	63	35	16	7	92	62	34	16	6
June 25, 2014	90	57	28	11	4	91	57	28	11	4
June 25, 2015	88	51	23	8	2	89	52	22	7	2
June 25, 2016	86	46	18	5	1	87	47	18	5	1
June 25, 2017	84	42	14	4	1	85	42	14	4	1
June 25, 2018	81	38	12	2	*	83	38	11	2	*
June 25, 2019	79	34	9	2	*	80	34	9	2	*
June 25, 2020	76	30	7	1	*	77	30	7	1	*
June 25, 2021	74	27	6	1	*	74	27	6	1	*
June 25, 2022	71	24	5	1	*	71	24	4	*	*
June 25, 2023	68	21	4	*	*	68	21	3	*	*
June 25, 2024	65	19	3	*	*	65	19	3	*	*
June 25, 2025	61	16	2	*	*	61	16	2	*	*
June 25, 2026	58	14	2	*	*	57	14	2	*	*
June 25, 2027	54	12	1	*	*	54	12	1	*	*
June 25, 2028	50	11	1	*	*	49	10	1	*	*
June 25, 2029	45	9	1	*	*	45	9	1	*	*
June 25, 2030	41	7	1	*	*	40	7	1	*	*
June 25, 2031	36	6	*	*	*	35	6	*	*	*
June 25, 2032	31	5	*	*	*	30	5	*	*	*
June 25, 2033	25	4	*	*	*	24	3	*	*	*
June 25, 2034	19	3	*	*	*	18	2	*	*	*
June 25, 2035	13	2	*	*	*	12	1	*	*	0
June 25, 2036	6	1	*	*	*	5	1	*	*	0
June 25, 2037	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	19.23	10.11	5.66	3.79	2.91	19.30	10.07	5.57	3.68	2.78

Principal balance as percent of initial principal balance

	Classes B-1, B-2 and B-3
	Percentage of prepayment model
Distribution day	0%	125%	300%	500%	700%
Initial	100	100	100	100	100
June 25, 2008	99	99	99	99	99
June 25, 2009	98	98	98	98	98
June 25, 2010	97	97	97	97	97
June 25, 2011	96	96	96	96	96
June 25, 2012	94	94	94	94	94
June 25, 2013	93	91	88	84	79
June 25, 2014	91	87	80	71	63
June 25, 2015	90	81	70	57	45
June 25, 2016	88	75	58	42	28
June 25, 2017	86	68	47	29	16
June 25, 2018	84	61	37	19	9
June 25, 2019	81	54	29	13	5
June 25, 2020	78	48	23	9	3
June 25, 2021	75	43	18	6	2
June 25, 2022	71	38	14	4	1
June 25, 2023	68	34	11	3	*
June 25, 2024	65	30	9	2	*
June 25, 2025	62	26	7	1	*
June 25, 2026	58	23	5	1	*
June 25, 2027	54	19	4	1	*
June 25, 2028	50	17	3	*	*
June 25, 2029	46	14	2	*	*
June 25, 2030	41	12	2	*	*
June 25, 2031	36	9	1	*	*
June 25, 2032	31	7	1	*	*
June 25, 2033	25	6	1	*	*
June 25, 2034	19	4	*	*	*
June 25, 2035	12	2	*	*	*
June 25, 2036	6	1	*	*	*
June 25, 2037	0	0	0	0	0
Weighted average life (years)	19.46	13.86	10.46	8.77	7.86

Yields on certain classes
The following tables indicate sensitivity to various rates of prepayment on the mortgage loans of the pre-tax yields to maturity on a corporate bond equivalent basis of the classes shown below. In addition to the structuring assumptions described in “Weighted average lives and yields to maturity” above, we have assumed that the classes have the following purchase prices :

Class	Purchase price (as % of initial principal or notional balance)*
IA-5	0.21875%
IA-IO	0.614299
IIA-IO	1.00947
IIIA-IO	1.199779
A-PO	61
B-2	94.2175
B-3	86.9236
* Plus accrued interest from June 25, 2007 for class IA-5, and from June 1, 2007 for the ratio-stripped IO classes, and classes B-2 and B-3.

You should note that the only prepayments that affect
•      the class IA-5 certificates are prepayments on the hypothetical loans in its related target-rate strip,
•      ratio-stripped PO class certificates are prepayments on the hypothetical loans in their related PO strips,
•      ratio-stripped IO class certificates are prepayments on the hypothetical loans in their related IO strips, and
•      the class B-2 and B-3 certificates are prepayments on the hypothetical loans in the target-rate strips.
The pre-tax yields set forth in the following tables were calculated by
•      determining the monthly discount rates that, when applied to the streams of cash flows assumed to be paid on the certificates, would make the discounted present value of the assumed stream of cash flows equal to the assumed purchase price on the closing date for each class, and
•      converting the monthly rates to corporate bond equivalent rates.
The calculation does not take into account the interest rates at which you might reinvest distributions received by you on the certificates.
In the following tables, “**” indicates a pre-tax yield less than or equal to (100)%.

Pre-tax yield to maturity of class IA-5

Level of LIBOR	Percentage of prepayment model
	0%	125%	300%	500%	700%
2.320%	5,311.656%	5,311.656%	5,211.071%	5,094.326%	4,975.742%
3.320%	2,716.720	2,716.720	2,655.271	2,583.559	2,510.243
4.320%	1,026.343	1,026.343	991.903	950.935	908.379
5.320%	97.741	97.719	69.085	31.799	2.035
5.500%	**	**	**	**	**

Pre-tax yields to maturity

Class	Percentage of prepayment model
	0%	125%	300%	500%	700%
A-PO	2.696%	5.735%	10.689%	16.030%	20.940%
IA-IO	22.183	15.672	6.282	(4.860)	(16.450)
IIA-IO	17.776	11.733	2.991	(7.431)	(18.344)
IIIA-IO	18.377	11.860	2.450	(8.727)	(20.366)

In the following yield tables for classes B-2 and B-3, we assumed that
•      scheduled interest and principal payments on the mortgage loans are received timely, except for mortgage loans on which defaults occur in accordance with the indicated percentages of SDA,
•      defaults on the mortgage loans in each pool will at all times occur at the same rate,
•      all defaulted loans are liquidated after exactly 12 months,
•      there are realized losses of a percentage (referred to in the tables as the “loss severity” percentage) of the principal balance at liquidation of the defaulted mortgage loans,
•      all realized losses are covered by subordination,
•      the class A prepayment percentages are reduced only when permitted as described under “Allocations and distributions—Prepayments and other unscheduled principal” above, and
•      there are no reductions to interest allocations due to prepayment interest shortfalls.

Pre-tax yield to maturity of class B-2

	Percentage of prepayment model
sda percentage	20% loss severity			30% loss severity
	125%	300%	500%	125%	300%	500%
50%	6.701%	6.809%	6.899%	6.710%	6.809%	6.899%
100%	6.712	6.816	6.901	5.678	6.818	6.902
150%	5.761	6.819	6.902	(15.909)	4.075	6.901
200%	0.696	6.258	6.902	(29.551)	(5.794)	4.878

Pre-tax yield to maturity of class B-3

	Percentage of prepayment model
sda percentage	20% loss severity			30% loss severity
	125%	300%	500%	125%	300%	500%
50%	7.691%	7.961%	8.184%	7.510%	7.962%	8.183%
100%	5.597	7.976	8.188	(19.383)	3.428	8.189
150%	(19.136)	3.568	8.191	(34.987)	(27.801)	(0.435)
200%	(30.464)	(21.233)	4.411	(45.538)	(40.683)	(31.653)

The following table shows aggregate realized losses on the certificates under each of the scenarios in the preceding tables, expressed as a percentage of the initial principal balance:

Aggregate realized losses

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	125%	300%	500%	125%	300%	500%
50%	0.293%	0.208%	0.148%	0.439%	0.312%	0.222%
100%	0.581	0.414	0.294	0.871	0.620	0.442
150%	0.864	0.617	0.440	1.296	0.925	0.659
200%	1.143	0.817	0.583	1.715	1.225	0.875

Investors should note that
•      the loss severity percentage does not purport to be a historical description of loss severity experience or a prediction of the anticipated loss severity of any pool of mortgage loans, and
•      even if subsequently cured, delinquencies may affect the timing of distributions on the offered subordinated classes, because the entire amount of the delinquencies would be borne by the subordinated classes in reverse order of seniority before they would affect the senior classes.

Static pool information
Information regarding delinquencies, cumulative losses, prepayments and other features of pools of prime residential mortgage loans previously securitized by CitiMortgage (so-called static pool information) may be obtained, free of charge and without registration, by going to CitiMortgage’s website, www.citimortgagembs.com, clicking on “Reg AB,” selecting “CMSI” under “Shelf,” and clicking the “Go” button and then the Microsoft Excel™ spreadsheet icon under “2Q07.” (Ignore the request to supply a user name and password.) The second tab of the spreadsheet contains definitions of terms used in the spreadsheet column headings.
If you do not have the Excel program, you can read or print this information with Excel Viewer, a free program that you can download from Microsoft’s website at www. microsoft.com.
Static pool information on the website as of the close of each calendar quarter is posted on the website about the middle of the following month, that is, about the 15th of January, April, July and October. Investors are urged to access the updated information when it becomes available.
Please note that static pool information about pools securitized before 2006 is not deemed to be a part of this prospectus or the registration statement for this prospectus.

Third-party originators
Approximately the following percentages of mortgage loans (by principal balance) in the pools were originated by organizations other than CitiMortgage. These organizations originated the mortgage loans under guidelines that are substantially in accordance with CitiMortgage’s guidelines for its own originations.

Pool I	55.12%
Pool II	30.13%
Pool III	13.10%
Combined	52.34%

None of these organizations originated as much as 10% of the mortgage loans in any pool, except that
•      ABN AMRO Mortgage Group, Inc. (AAMG) originated approximately 43.25% of the loans in pool I and approximately 39.34% of the mortgage loans in the combined pool,
•      Provident Funding Associates, L.P., a California limited partnership (Provident Funding) headquartered in Burlingame, California, originated approximately 12.25% of the mortgage loans in pool II, and
•      SIRVA Mortgage, Inc., (SIRVA Mortgage) headquartered in Mayfield Heights, Ohio, originated approximately 13.10% of the mortgage loans in pool III.
CitiMortgage believes that AAMG’s, Provident Funding’s and SIRVA Mortgage’s underwriting procedures for the mortgage loans included in this series are not materially different from CitiMortgage’s own underwriting procedures for similar loans.
AAMG became an affiliate of CitiMortgage as of March 1, 2007.  For purposes of this prospectus, AAMG is considered a third-party originator for originations both before and after March 1, 2007.

Servicers

General
As of the closing date, CitiMortgage and AAMG will act as servicers of the mortgage loans.  AAMG will be a third-party servicer for purposes of this prospectus.  CitiMortgage will act as master servicer for the mortgage loans serviced by AAMG.  See “Series Structure—Property of the Trust; the cut-off date” and “Servicing—The servicer” and “—Third-party servicers” in the core prospectus.  The percentage of mortgage loans serviced by CitiMortgage in each pool and the combined pool is as follows:

Pool I	56.75%
Pool II	100.00%
Pool III	100.00%
Combined	60.66%

and the percentage of mortgage loans serviced by AAMG in each pool and the combined pool is as follows:

Pool I	43.25%
Pool II	0.00%
Pool III	0.00%
Combined	39.34%

On or about September 1, 2007, it is expected that AAMG will be merged into CitiMortgage and CitiMortgage will become the servicer for the AAMG serviced loans.

AAMG
AAMG is a Delaware corporation and, as of March 1, 2007, a wholly-owned subsidiary of CitiMortgage.  The principal executive offices of AAMG are located at 6300 Interfirst Drive, Ann Arbor, Michigan 48108.
In 1999, Standard Federal Bank, F.S.B. (a predecessor of LaSalle Bank Midwest National Association) contributed all of its operations related to 1-4 unit residential mortgage loan originations consisting primarily of first lien loans and its servicing assets to AAMG, which was formed to consolidate all of the 1-4 unit residential mortgage banking operations of Standard Federal Bank, F.S.B. and its affiliates into one entity. Before this contribution, AAMG did not hold or service any 1-4 unit residential loans in a loan or servicing portfolio. After this contribution, AAMG began to originate, directly or indirectly, and service 1-4 unit residential mortgage loans in its loan and servicing portfolio and in 2003, AAMG began to originate, directly or indirectly, and service closed-end mortgage loans secured by junior liens on the related 1-4 unit residential mortgaged property. On October 5, 2001, Standard Federal Bank, F.S.B. was merged with Michigan National Bank and the combined entity was initially named Standard Federal Bank National Association, which name was subsequently changed to LaSalle Bank Midwest National Association. At that time the 1-4 unit residential mortgage loan assets of Michigan National Bank were consolidated with the assets of Standard Federal Bank.  However, the servicing of these assets remained with an unaffiliated servicer who had contracted to service the loans for Michigan National Bank prior to the merger.
Since 1999, AAMG has serviced mortgage loans secured by first liens on the related 1-4 unit residential mortgaged property, and since 2003 it has serviced closed-end mortgage loans secured by junior liens on the related 1-4 unit residential mortgaged properties. The servicing is performed both on a securitized basis for Fannie Mae, Freddie Mac, and Ginnie Mae pool investors and other investors, and also on a whole loan basis for Fannie Mae, Freddie Mac and other investors, including AAMG and its affiliates. The majority of first mortgage loans serviced by AAMG are written on Fannie Mae/Freddie Mac uniform instruments or on forms approved for use by HUD or VA. However, some of the first mortgage loans serviced are written on documents drafted by the originators, including affiliates, of the mortgage loans.  Junior mortgage loans are written on instruments drafted or otherwise adopted for use by AAMG.  All such first and junior mortgage loans are serviced in accordance with Fannie Mae, Freddie Mac, Ginnie Mae, FHA, or VA requirements, as applicable, unless mortgage documents and investor guidelines require different servicing procedures in the related servicing agreement.
The following table describes the size, composition and growth of the mortgage loan types within AAMG’s residential mortgage loan servicing portfolio over the past three years which are included in pool I.  The amounts are based on original principal balances.

	December 31, 2004		December 31, 2005		December 31, 2006
Loan Type	Number	Total Dollar Amount of Loan Portfolio	Number	Total Dollar Amount of Loan Portfolio	Number	Total Dollar Amount of Loan Portfolio
Alt-A Fixed	0	0	1,288	375,188,785	9,103	2,440,972,192
Fixed Jumbo	27,804	13,139,678,679	30,073	14,325,260,549	30,738	14,645,459,814
Total	27,804	13,139,678,679	31,361	14,700,449,334	39,841	17,086,432,006

AAMG will provide each mortgagor with either coupon books or periodic transaction statements for the purpose of making timely payments as required by the mortgage loan documents. These billing practices are suspended for mortgagors who elect to make mortgage payments each month via an automated payment method.  In any event, if payments are not made when due in accordance with the mortgage instruments, late charges are assessed on the next business day following expiration of any grace period allowed in the mortgage documents for making payments. Notices of late charge assessments are mailed to each mortgagor on the same business day that late charges are assessed.
Also, for mortgagors who have experienced payment problems in the past, a collection letter is generally sent prior to the expiration of any grace period. Contact by phone is then attempted with such mortgagors. If mortgagors’ payments are more than 30 days past due, AAMG utilizes a collection campaign of letters and attempted phone call contacts designed to ascertain the causes for the delinquency, impress on mortgagors the seriousness of the matter and inform the mortgagors of the loss mitigation options that may be available to the mortgagors.  It is AAMG’s practice to monitor bankruptcy proceedings and respond as required under applicable law.  AAMG may, in some cases, assign foreclosures and bankruptcy matters to outside counsel.
AAMG in its capacity as servicer will service the related mortgage loans, including administering delinquencies, losses, bankruptcies and recoveries, in accordance with the related servicing agreement.
AAMG is not aware of any material changes in its servicing policies and procedures that would have a material impact on the performance of the mortgage loans nor does AAMG believe its financial condition would materially affect its ability to service the mortgage loans.
During the past three (3) calendar years and through the current date, AAMG has made all advances that it was required to make under any servicing agreement to which it was a party as a servicer or subservicer.
Within the past three (3) years, AAMG as servicer has not been terminated for cause as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger.

Possible special servicer
CitiMortgage has entered into a special servicing agreement with Credit-Based Asset Servicing and Securitization LLC (“C-BASS”) and Litton Loan Servicing LP (“Litton”). Under the agreement, if C-BASS holds 100% of the outstanding certificates of the then most subordinated class of certificates, C-BASS may designate Litton as the servicer of any mortgage loans that are more than 90 days delinquent and of any mortgaged property owned by the Trust.
The special servicing agreement has been filed as exhibit 4.2 to the registration statement.

Additional ERISA considerations
The Department of Labor has granted Citigroup Global Markets, the underwriter for the offered senior classes (other than the ratio-stripped IO classes), an administrative exemption, Prohibited Transaction Exemption PTE 89-89, and has granted UBS Securities, the underwriter for the offered subordinated classes, an administrative exemption, Prohibited Transaction Exemption PTE 91-22, from some of ERISA’s prohibited transaction rules and some of the excise taxes imposed by the Internal Revenue Code for the initial purchase, the holding and the subsequent resale by ERISA plans of certificates in pass-through trusts that meet the conditions and requirements of the Underwriters’ exemptions. The Underwriters’ exemptions should apply to the acquisition, holding, and resale of the offered certificates by an ERISA plan, provided that specified conditions are met, including
•      the acquisition of offered certificates by an ERISA plan is on terms that are at least as favorable to the ERISA plan as they would be in an arm’s-length transaction with an unrelated party,
•      at the time the ERISA plan acquired the offered certificates, S&P, Fitch, Moody’s or DBRS rated the certificates in one of the four highest generic rating categories,
•      the sum of all payments made to the Underwriters in connection with the distribution of the offered certificates represents not more than reasonable compensation for underwriting those certificates, and
•      the sum of all payments made to and retained by a servicer represents not more than reasonable compensation for the services provided to the Trust by such servicer and for reimbursement of such servicer’s reasonable expenses in providing those services.
The Underwriters’ exemptions do not apply to the acquisition and holding of offered certificates by ERISA plans sponsored by CMSI, either Underwriter, the Trustee or any of their affiliates. Moreover, the exemption provides relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements
•      an ERISA plan’s investment in each class of offered certificates does not exceed 25% of the outstanding amount of that class at the time it acquired that position, and
•      immediately after it acquired that position, no more than 25% of the assets of an ERISA plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.
A governmental plan as defined in section 3(32) of ERISA is not subject to ERISA or Internal Revenue Code section 4975. However, a governmental plan may be subject to similar federal, state or local laws. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under such similar laws.

Legal investment
The class A and B-1 certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, (SMMEA), so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The class B-2 and B-3 certificates will not be “mortgage related securities” under SMMEA.

Federal income tax consequences
The assets of the Trust will consist of mortgage loans. For federal income tax purposes, an election will be made to treat the Trust as one or more REMICs. Each class of the offered certificates will be designated as a regular interest in a REMIC. The regular interests represented by the offered certificates will be treated as debt instruments for US federal income tax purposes. In addition, the beneficial interest of the class IA-6 certificates in the yield maintenance agreement will be treated as a grantor trust for US federal income tax purposes.
It is anticipated that
•      the class A-PO certificates will be issued with original issue discount (OID) equal to the excess of their initial principal balance over their issue price,
•      the class IA-5, IA-IO, IIA-IO and IIIA-IO certificates will be issued with OID equal to the excess of all distributions of interest expected to be received on those certificates over their respective issue prices (including accrued interest from June 25, 2007 for the class IA-5 certificates, and from June 1, 2007 for the other certificates),
•      the class IA-7 and IA-8 certificates will be issued with OID equal to the excess of the sum of all expected distributions of principal and interest (whether current or accrued) on these certificates over their respective issue prices (including accrued interest from June 1, 2007),
•      the class IA-1 certificates will be issued at a premium,
•      the class IA-2, IA-4, IA-9 and IA-10 certificates, will be issued with de minimis OID, and
•      the regular interest represented by the class IA-6 certificates and the class IA-3, IA-11, IIA-1, IIIA-1, B-1, B-2 and B-3 certificates, will be issued with OID equal to the excess of their initial principal balances (plus one day of accrued interest) over their respective issue prices (including accrued interest from June 1, 2007).

Yield maintenance payments
Each purchaser of a yield protected certificate must allocate the certificate’s purchase price between the related REMIC regular interest and the right to receive yield maintenance payments, based on the relative fair market values of each property right. CMSI is required to allocate the issue price, and that allocation will be binding on a holder unless the holder explicitly discloses on its tax return that its allocation is different from CMSI’s allocation.
CMSI intends to treat yield maintenance payments as includible in the income of the yield protected certificate holders based on IRS regulations relating to “notional principal contracts.” If this treatment of yield maintenance payments is respected, holders will be able to amortize any separate price deemed paid for the right to the payments under a level payment method, as if the price represented the present value of a series of equal payments made over the life of the yield maintenance arrangement (adjusted to take into account decreases in principal amount) discounted at a rate equal to the rate used to determine the price of the right to receive yield maintenance payments, or some other reasonable rate.
Yield maintenance payments should be ordinary income to holders of yield protected certificates as such amounts accrue to the Trust, to the extent distributable to the holders of the certificates. The IRS could contend that the payments represent capital gain, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain treatment would presumably apply only prospectively. Citigroup Global Markets will be treated as the beneficial owner of the yield maintenance agreement and of any yield maintenance payments in excess of those distributable to holders of the yield protected certificates.
Under the notional principal contract regulations, upon the sale of a yield protected certificate, the amount of the sale price allocated to the seller’s right to receive yield maintenance payments would be considered a “termination payment,” and the seller would have gain or loss equal to the termination payment minus the unamortized portion of any amount the seller is deemed to have paid for the right to receive yield maintenance payments. Such gain or loss will generally be treated as capital gain or loss. Moreover, for a bank or thrift institution, Internal Revenue Code section 582(c) would likely not apply to treat such gain or loss as ordinary income.
Holders of yield protected certificates will not have income or gain with respect to deposits into or distributions from the yield maintenance reserve fund in excess of amounts distributable to such holders.
Holders of yield protected certificates will receive annual information returns with respect to their share of income and amortization of allocated purchase price with respect to the yield maintenance agreement (as if such holders were original holders) for the preceding calendar year.
Holders of yield protected certificates should consult their own tax advisors regarding the allocation of the purchase price of their certificates, the appropriate method of amortizing the price of their right to receive yield maintenance payments, and the timing, character and source of income and deductions resulting from the ownership of these certificates.

Other
The offered certificates (other than the portion of the basis of a yield protected certificate allocable to the right to receive yield maintenance payments) will be treated as
•      “loans . . . secured by an interest in real property which is . . . residential real property” and “regular interests in a REMIC” for domestic building and loan associations, and
•      “real estate assets” for real estate investment trusts.
The offered certificates (other than any yield protected certificates) will be treated as “qualified mortgages” for another REMIC.

Legal proceedings
There are no legal proceedings that would be material to investors pending against CMSI, CitiMortgage, Citibank, the Trust, or to CMSI’s knowledge, the Trustee, nor does CMSI know of any such proceeding contemplated by any governmental authorities.

Legal opinions
Legal opinions will be delivered for CMSI and Citigroup by Michael S. Zuckert, as General Counsel, Finance and Capital Markets of Citigroup, and for the Underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York. Mr. Zuckert owns or has the right to acquire less than 0.01% of the outstanding common stock of Citigroup. Cadwalader, Wickersham & Taft LLP will deliver opinions on ERISA and federal income tax matters for CMSI.

Appendix—Detailed description of the mortgage loans
The following tables give additional information about the mortgage loans as of the cut-off date. The mortgage loans actually included in the Trust may differ from their description below, but the differences will not be material.

Years of origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Year originated	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
2005	0	$ 0	1	$ 468,353	0	$ 0	1	$ 468,353
2006	41	25,567,137	4	4,443,232	0	0	45	30,010,370
2007	480	287,889,299	26	15,928,433	18	10,362,973	524	314,180,703
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Types of dwellings

	Pool I loans		Pool II loans		Pool III loans		Combined
Types of dwellings	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	umber of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Detached house	413	$250,905,305	26	$17,016,217	17	$9,898,973	456	$277,820,493
2 to 4 family	10	6,456,305	0	0	0	0	10	6,456,305
Townhouse	14	7,314,398	0	0	1	464,000	15	7,778,398
Condominium (one to four stories)	36	20,159,617	0	0	0	0	36	20,159,617
Condominium (over four stories)	24	14,906,382	3	3,188,975	0	0	27	18,095,358
Cooperative	24	13,714,429	2	634,826	0	0	26	14,349,255
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Number of units in dwellings
	Pool I loans		Pool II loans		Pool III loans		Combined
Type	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
1-family	511	$307,000,131	31	$20,840,018	18	$10,362,973	560	$338,203,121
2-family	10	6,456,305	0	0	0	0	10	6,456,305
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Size of loans
	Pool I loans		Pool II loans		Pool III loans		Combined
Principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
$149,999 and under	1	$ 133,000	2	$ 263,826	0	$ 0	3	$ 396,826
$150,000 through $199,999	6	1,053,250	0	0	0	0	6	1,053,250
$200,000 through $249,999	5	1,173,263	0	0	0	0	5	1,173,263
$250,000 through $299,999	4	1,070,098	1	273,582	0	0	5	1,343,679
$300,000 through $349,999	2	655,810	0	0	0	0	2	655,810
$350,000 through $399,999	2	717,354	0	0	0	0	2	717,354
$400,000 through $449,999	30	13,076,576	2	868,003	1	440,000	33	14,384,579
$450,000 through $499,999	110	52,491,865	3	1,428,353	6	2,854,328	119	56,774,544
$500,000 through $549,999	84	43,968,631	6	3,141,364	2	1,055,244	92	48,165,239
$550,000 through $599,999	80	45,879,360	3	1,780,437	2	1,158,803	85	48,818,600
$600,000 through $649,999	50	31,307,490	4	2,484,829	3	1,866,293	57	35,658,612
$650,000 through $699,999	36	24,227,392	2	1,342,403	1	660,826	39	26,230,620
$700,000 through $749,999	25	18,083,819	1	735,000	1	703,282	27	19,522,102
$750,000 through $799,999	21	16,327,871	1	761,259	1	787,197	23	17,876,327
$800,000 through $849,999	10	8,285,357	1	820,339	1	837,000	12	9,942,696
$850,000 through $899,999	15	13,257,226	1	864,082	0	0	16	14,121,308
$900,000 through $949,999	12	11,042,695	0	0	0	0	12	11,042,695
$950,000 through $999,999	12	11,872,294	1	996,561	0	0	13	12,868,856
$1,000,000 and over	16	18,833,085	3	5,079,980	0	0	19	23,913,066
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Distribution by interest rates
	Pool I loans		Pool II loans		Pool III loans		Combined
Interest rate	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
5.125% - 5.500%	5	$ 3,034,056	3	$ 1,431,340	1	$ 459,841	9	$ 4,925,237
5.501% - 6.000%	83	51,557,837	21	13,990,508	12	6,841,595	116	72,389,941
6.001% - 6.500%	393	237,198,547	7	5,418,170	5	3,061,537	405	245,678,252
6.501% - 7.000%	33	17,473,636	0	0	0	0	33	17,473,636
7.001% - 7.500%	4	2,183,320	0	0	0	0	4	2,183,320
7.501% - 7.875%	3	2,009,040	0	0	0	0	3	2,009,040
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Distribution by loan-to-value ratio at origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Loan-to-value ratio	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
65.000% and below	144	$ 89,164,392	14	$10,705,342	0	$ 0	158	$ 99,869,735
65.001% – 75.000%	111	70,706,655	9	5,724,437	3	1,866,413	123	78,297,505
75.001% – 80.000%	264	152,675,889	8	4,410,239	14	7,835,734	286	164,921,860
80.001% – 85.000%	1	425,000	0	0	0	0	1	425,000
85.001% – 90.000%	0	0	0	0	1	660,826	1	660,826
90.001% – 95.000%	1	484,500	0	0	0	0	1	484,500
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Geographic distribution
	Pool I loans		Pool II loans		Pool III loans		Combined
State	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Alabama	4	$ 3,024,185	0	$ 0	0	$ 0	4	$ 3,024,185
Arizona	10	6,252,741	4	3,039,319	1	479,487	15	9,771,548
California	194	117,798,050	7	4,666,787	2	1,329,282	203	123,794,119
Colorado	12	7,095,891	0	0	0	0	12	7,095,891
Connecticut	11	7,341,492	0	0	2	1,448,021	13	8,789,514
Delaware	1	490,534	0	0	0	0	1	490,534
District of Columbia	2	1,084,000	0	0	0	0	2	1,084,000
Florida	52	33,217,449	3	3,000,653	0	0	55	36,218,102
Georgia	16	9,918,160	0	0	0	0	16	9,918,160
Idaho	1	820,000	0	0	0	0	1	820,000
Illinois	20	11,163,088	1	620,000	1	459,841	22	12,242,929
Kentucky	2	1,216,414	0	0	0	0	2	1,216,414
Louisiana	2	1,152,300	0	0	0	0	2	1,152,300
Maryland	9	5,135,013	1	526,397	1	479,511	11	6,140,920
Massachusetts	15	9,614,351	1	644,571	0	0	16	10,258,922
Michigan	1	491,460	0	0	1	619,297	2	1,110,757
Minnesota	3	1,204,500	0	0	0	0	3	1,204,500
Mississippi	2	1,085,958	0	0	0	0	2	1,085,958
Missouri	1	849,400	0	0	0	0	1	849,400
Montana	1	594,893	0	0	0	0	1	594,893
Nevada	3	1,738,749	1	273,582	0	0	4	2,012,330
New Hampshire	1	600,000	0	0	0	0	1	600,000
New Jersey	12	6,557,394	2	1,067,500	2	999,000	16	8,623,894
New Mexico	2	876,084	0	0	0	0	2	876,084
New York	72	41,296,443	4	3,292,917	1	620,996	77	45,210,356
North Carolina	2	1,199,998	1	468,353	0	0	3	1,668,351
Ohio	1	520,000	0	0	0	0	1	520,000
Oregon	8	4,877,362	1	420,518	0	0	9	5,297,880
Pennsylvania	6	3,847,516	1	518,000	2	1,029,413	9	5,394,928
Puerto Rico	1	484,500	0	0	0	0	1	484,500
Rhode Island	0	0	1	864,082	0	0	1	864,082
South Dakota	0	0	1	137,000	0	0	1	137,000
Tennessee	1	595,685	0	0	1	472,000	2	1,067,685
Texas	17	9,914,657	1	820,339	2	1,406,391	20	12,141,387
Utah	2	1,161,788	0	0	0	0	2	1,161,788
Virginia	5	2,860,708	1	480,000	0	0	6	3,340,708
Washington	29	17,375,673	0	0	2	1,019,734	31	18,395,407
Total	521	$313,456,436	31	$20,840,018	18	$10,362,973	570	$344,659,426

Distribution by FICO scores and loan-to-value ratios at origination

FICO score	Pool I loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool I loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	0.52	0.26	0.17	0.00	0.00	0.00	0.95
650 - 699	3.65	4.66	7.05	0.00	0.00	0.15	15.51
700 - 749	10.06	7.14	15.51	0.14	0.00	0.00	32.84
750 - 799	13.02	8.35	23.22	0.00	0.00	0.00	44.59
800 and above	1.19	2.15	2.77	0.00	0.00	0.00	6.11
Total	28.45%	22.56%	48.71%	0.14%	0.00%	0.15%	100.00%

FICO score	Pool II loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool II loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	3.53	0.00	0.00	0.00	0.00	0.00	3.53
650 - 699	0.00	2.49	3.09	0.00	0.00	0.00	5.58
700 - 749	5.57	2.87	13.11	0.00	0.00	0.00	21.54
750 - 799	39.35	18.50	4.96	0.00	0.00	0.00	62.82
800 and above	2.92	3.62	0.00	0.00	0.00	0.00	6.53
Total	51.37%	27.47%	21.16%	0.00%	0.00%	0.00%	100.00%

FICO score	Pool III loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool III loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	0.00	0.00	0.00	0.00	0.00	0.00	0.00
650 - 699	0.00	0.00	4.44	0.00	0.00	0.00	4.44
700 - 749	0.00	5.69	37.56	0.00	0.00	0.00	43.25
750 - 799	0.00	4.25	26.83	0.00	6.38	0.00	37.45
800 and above	0.00	8.08	6.79	0.00	0.00	0.00	14.86
Total	0.00%	18.01%	75.61%	0.00%	6.38%	0.00%	100.00%

Percentages shown are of scheduled principal balances of mortgage loans in the referenced pools as of the cut-off date. In calculating the values in the preceding tables, if no FICO score is available for a mortgage loan, the loan is assigned a FICO score of zero.
FICO credit scores are used by many mortgage lenders to help assess a borrower's credit-worthiness. The scores are based on computer models developed by third parties that evaluate information from credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. CMSI generally obtains several FICO scores for an individual. For purposes of credit scoring, CMSI selects one of the scores for an individual or multiple borrowers by a proprietary algorithm, which score is the one used to generate the preceding tables. The score so selected may not be the lowest FICO score for the borrowers obligated on a mortgage loan. Examination of FICO scores is only one aspect of CMSI’s loan underwriting procedures, which are described in “Mortgage loan underwriting” in the core prospectus.

MORTGAGE LOAN SCHEDULE

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth	RELOCATION LOAN
9941209272	10	11	P	1	6.25	0	482000	479689.33	70601	02/01/2007	01/01/2037	2967.76	360	355		70	FL	06/01/2007	35	MST	695000	0	1	1	XXXXXXXXXXXX	2967.76	1	0	0	#	0.000	0.000	0	0.0	0	0	DAVIE	33314	6	34		12/28/2006	688700	N	0	10	0	06/01/2007	06/14/2007	782	119	70	479689.33		N	N
9941219272	10	11	P	1	6.375	0	477500	474663.98	70601	03/01/2007	02/01/2037	2978.98	360	356		72.7	CA	06/01/2007	35	MST	660000	0	1	1	XXXXXXXXXXXX	3738.88	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92119	37	31		01/16/2007	657500	N	0	10	0	06/01/2007	06/14/2007	802	119	72.7	474663.98		N	N
9941239242	10	21	E	1	6.25	0	820000	816863.41	70601	03/01/2007	02/01/2037	5048.88	360	356		51.3	FL	06/01/2007	35	MST	1600000	0	1	1	XXXXXXXXXXXX	6033.34	1	0	0	#	0.000	0.000	0	0.0	0	0	TAMPA	33606	29	39		01/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	672	119	51.3	816863.41		N	N
9941239252	50	11	P	1	6	0	604300	601261.87	70601	02/01/2007	01/01/2037	3623.08	360	355		80	FL	06/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	3623.08	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTER GARDEN	34787	48	40		12/20/2006	755385	N	0	10	0	06/01/2007	06/14/2007	753	119	80	601261.87		N	N
9941259252	50	11	P	1	6	0	590000	587632.92	70601	03/01/2007	02/01/2037	3537.35	360	356		61.5	WA	06/01/2007	35	MST	960000	0	1	1	XXXXXXXXXXXX	3537.35	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEVUE	98006	17	39		01/04/2007	960000	N	0	10	0	06/01/2007	06/14/2007	702	119	61.5	587632.92		N	N
9941259262	51	21	E	1	5.875	0	518000	515835.92	70601	03/01/2007	02/01/2037	3064.17	360	356		67.8	FL	06/01/2007	35	MST	765000	0	1	1	XXXXXXXXXXXX	3064.17	1	0	0	#	0.000	0.000	0	0.0	0	0	KEY WEST	33040	44	42		01/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	743	119	67.8	515800.09		N	N
9941269242	10	21	N	1	5.25	0	750000	746536.24	70601	03/01/2007	02/01/2037	4141.53	360	356		68.2	CA	05/01/2007	35	MST	1100000	0	1	1	XXXXXXXXXXXX	4141.53	1	0	0	#	0.000	0.000	0	0.0	0	0	UNION CITY	94587	1	29		01/13/2007	0	N	0	10	0	06/01/2007	06/14/2007	742	119	68.2	747407.86		N	N
9941289262	10	11	P	1	6.125	0	500000	499514.03	70601	06/01/2007	05/01/2037	3038.05	360	359		80	CA	06/01/2007	35	MST	625000	0	1	1	XXXXXXXXXXXX	3038.05	1	0	0	#	0.000	0.000	0	0.0	0	0	VENTURA	93003	56	37		04/05/2007	625000	N	0	10	0	06/01/2007	06/14/2007	748	119	80	499514.03		N	N
9941299262	50	11	P	1	6.125	0	492000	489584.5	70601	02/01/2007	01/01/2037	2989.44	360	355		80	GA	05/01/2007	35	MST	615000	0	1	1	XXXXXXXXXXXX	3524.75	1	0	0	#	0.000	0.000	0	0.0	0	0	CANTON	30114	28	8		12/08/2006	615000	N	0	10	0	06/01/2007	06/14/2007	802	119	80	490072.53		N	N
0941209252	50	11	P	1	6.25	0	657000	654486.9	70601	03/01/2007	02/01/2037	4045.26	360	356		60.5	FL	05/01/2007	35	MST	1150000	0	1	1	XXXXXXXXXXXX	5610.13	1	0	0	#	0.000	0.000	0	0.0	0	0	LONGWOOD	32779	59	39		01/29/2007	1087000	N	0	10	0	06/01/2007	06/14/2007	763	119	60.5	655120.08		N	N
0941209262	10	21	E	1	5.875	0	563000	557390.23	70601	02/01/2007	01/01/2037	3330.36	360	355		56.3	WA	05/01/2007	35	MST	1000000	0	1	1	XXXXXXXXXXXX	3330.36	1	0	0	#	0.000	0.000	0	0.0	0	0	SPOKANE	99206	32	40		12/15/2006	0	N	0	10	0	06/01/2007	06/14/2007	736	119	56.3	557988.77		N	N
0941219272	10	24	N	1	6.375	0	482000	477977.4	70601	02/01/2007	01/01/2032	3216.95	300	295		46	CO	05/01/2007	35	MST	1050000	0	1	1	XXXXXXXXXXXX	3512.77	1	0	0	#	0.000	0.000	0	0.0	0	0	BRECKENRIDGE	80424	59	38		01/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	790	119	46	478651.51		N	N
0941229242	10	11	P	1	5.875	0	900000	896035.1	70601	03/01/2007	02/01/2037	5323.84	360	356		80	WA	06/01/2007	35	MST	1164000	0	1	1	XXXXXXXXXXXX	5953.4	1	0	0	#	0.000	0.000	0	0.0	0	0	MERCER ISLAND	98040	17	30		01/22/2007	1125000	N	0	10	0	06/01/2007	06/14/2007	767	119	80	896035.1		N	N
0941229262	10	21	E	1	6.375	0	550000	547946.05	70601	03/01/2007	02/01/2037	3431.29	360	356		27.5	CA	06/01/2007	35	MST	2000000	0	1	1	XXXXXXXXXXXX	3431.29	1	0	0	#	0.000	0.000	0	0.0	0	0	DANVILLE	94506	7	10		01/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	701	119	27.5	547946.05		N	N
0941239242	50	21	E	1	6.375	0	875000	871545.14	70601	04/01/2007	03/01/2037	5458.86	360	357		58.4	FL	05/01/2007	35	MST	1500000	0	1	1	XXXXXXXXXXXX	7456.45	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST PALM BEACH	33412	50	28		02/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	623	119	58.4	872369.54		N	N
0941259242	50	11	P	1	5.875	0	780000	775984.66	70601	02/01/2007	01/01/2037	4613.99	360	355		79.6	FL	06/01/2007	35	MST	990000	0	1	1	XXXXXXXXXXXX	4613.99	1	0	0	#	0.000	0.000	0	0.0	0	0	LONGWOOD	32779	59	16		12/13/2006	980000	N	0	10	0	06/01/2007	06/14/2007	781	119	79.6	775984.66		N	N
0941259272	50	11	P	1	6.25	0	448000	447574.92	70601	06/01/2007	05/01/2037	2758.41	360	359		80	WA	05/01/2007	35	MST	560000	0	1	1	XXXXXXXXXXXX	3268.5	1	0	0	#	0.000	0.000	0	0.0	0	0	RENTON	98058	17	42		04/20/2007	560000	N	0	10	0	06/01/2007	06/14/2007	661	119	80	448000		N	N
0941269262	10	21	N	1	5.75	0	516000	513274.21	70601	02/01/2007	01/01/2037	3011.24	360	355		80	FL	06/01/2007	35	MST	645000	0	1	1	XXXXXXXXXXXX	3323.48	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT CLOUD	34771	49	33		12/27/2006	0	N	0	10	0	06/01/2007	06/14/2007	778	119	80	513272.69		N	N
0941279252	10	11	P	1	5.875	0	584000	582806.26	70601	05/01/2007	04/01/2037	3454.58	360	358		75.9	CA	06/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	4190.08	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKDALE	95361	50	44		03/09/2007	770000	N	0	10	0	06/01/2007	06/14/2007	802	119	75.9	582806.26		N	N
0941299242	50	21	E	1	5.875	0	693000	690152.98	70601	03/01/2007	02/01/2037	4099.36	360	356		64.8	CA	05/01/2007	35	MST	1070000	0	1	1	XXXXXXXXXXXX	4615.44	1	0	0	#	0.000	0.000	0	0.0	0	0	ARCADIA	91006	19	32		01/06/2007	0	N	0	10	0	06/01/2007	06/14/2007	789	119	64.8	690869.96		N	N
0941299262	10	21	N	1	5.875	0	500000	467354.06	70601	03/01/2007	02/01/2037	2957.69	360	356		25.4	CA	06/01/2007	35	MST	1975000	0	1	1	XXXXXXXXXXXX	2957.69	1	0	0	#	0.000	0.000	0	0.0	0	0	PALO ALTO	94303	41	36		01/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	804	119	25.4	467354.06		N	N
1941209242	10	11	P	1	6.125	0	1000000	998051.16	70601	05/01/2007	04/01/2037	6076.11	360	358		66.7	CA	05/01/2007	35	MST	1500000	0	1	1	XXXXXXXXXXXX	6076.11	1	0	0	#	0.000	0.000	0	0.0	0	0	TEMECULA	92592	33	29		03/13/2007	1500000	N	0	10	0	06/01/2007	06/14/2007	676	119	66.7	999028.06		N	N
1941209252	10	11	P	1	5.875	0	655000	653661.13	70601	05/01/2007	04/01/2037	3874.57	360	358		71.9	CA	05/01/2007	35	MST	1050000	0	1	1	XXXXXXXXXXXX	4942.88	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES (ENCINO)	91316	19	34		03/22/2007	911122	N	0	10	0	06/01/2007	06/14/2007	687	119	71.9	654332.2		N	N
1941209272	10	21	E	1	6.25	0	490000	489535.07	70601	06/01/2007	05/01/2037	3017.01	360	359		77.8	WA	06/01/2007	35	MST	630000	0	1	1	XXXXXXXXXXXX	3344.97	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEVUE	98006	17	45		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	672	119	77.8	489535.07		N	N
1941219242	10	21	N	1	6.25	0	940000	936404.4	70601	03/01/2007	02/01/2037	5787.74	360	356		74.1	GA	05/01/2007	35	MST	1270000	0	1	1	XXXXXXXXXXXX	7474.69	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30318	60	14		01/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	753	119	74.1	937310.32		N	N
1941229242	10	21	E	1	6	0	900000	896389.23	70601	03/01/2007	02/01/2037	5395.95	360	356		64.3	GA	05/01/2007	35	MST	1400000	0	1	1	XXXXXXXXXXXX	6062.91	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30342	60	44		01/29/2007	0	N	0	10	0	06/01/2007	06/14/2007	767	119	64.3	897298.69		N	N
1941239252	10	11	P	1	6	0	624000	620673.84	70601	02/01/2007	01/01/2037	3741.2	360	355		80	GA	06/01/2007	35	MST	785000	0	1	1	XXXXXXXXXXXX	3741.2	1	0	0	#	0.000	0.000	0	0.0	0	0	POOLER	31322	25	35		01/05/2007	780000	N	0	10	0	06/01/2007	06/14/2007	781	119	90	620673.84		N	N
1941249262	23	11	P	1	6	0	535900	534830.35	70601	05/01/2007	04/01/2037	3212.99	360	358		80	CA	06/01/2007	35	MST	669900	0	1	1	XXXXXXXXXXXX	3212.99	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN MATEO	94404	41	38		03/14/2007	669900	N	0	10	0	06/01/2007	06/14/2007	787	119	95	534830.35		N	N
1941249272	10	21	N	1	6	0	459600	456847.08	70601	03/01/2007	02/01/2037	2755.53	360	356		48.4	CO	05/01/2007	35	MST	950000	0	1	1	XXXXXXXXXXXX	2755.53	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVER	80206	16	31		01/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	793	119	48.4	457316.03		N	N
1941259242	10	21	N	1	5.875	0	778400	775202.16	70601	03/01/2007	02/01/2037	4604.53	360	356		70	TX	05/01/2007	35	MST	1112000	0	1	1	XXXXXXXXXXXX	6328.09	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE JACKSON	77566	20	34		01/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	791	119	70	776007.49		N	N
1941259262	50	11	P	1	5.625	0	524400	521570.53	70601	02/01/2007	01/01/2037	3018.74	360	355		80	AL	06/01/2007	35	MST	661000	0	1	1	XXXXXXXXXXXX	3457.83	1	0	0	#	0.000	0.000	0	0.0	0	0	BIRMINGHAM	35226	37	26		01/05/2007	655575	N	0	10	0	06/01/2007	06/14/2007	786	119	90	521570.53		N	N
1941279242	10	11	P	1	6.125	0	736800	733182.67	70601	02/01/2007	01/01/2037	4476.87	360	355		80	FL	05/01/2007	35	MST	921000	0	1	1	XXXXXXXXXXXX	6751.88	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI BEACH	33139	13	40		12/14/2006	921000	N	0	10	0	06/01/2007	06/14/2007	765	119	80	733913.52		N	N
1941289232	10	21	N	1	6.5	0	1500000	1493146.06	70601	02/01/2007	01/01/2037	9481.02	360	355		72.9	AZ	07/01/2007	35	MST	2060000	0	1	1	XXXXXXXXXXXX	10164.08	1	0	0	#	0.000	0.000	0	0.0	0	0	PARADISE VALLEY	85253	7	32		12/20/2006	0	N	0	10	0	06/01/2007	06/14/2007	779	119	72.9	1491752.91		N	N
1941289262	50	21	E	1	5.875	0	500000	497945.88	70601	03/01/2007	02/01/2037	2957.69	360	356		77	GA	05/01/2007	35	MST	650000	0	1	1	XXXXXXXXXXXX	3492.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SNELLVILLE	30078	67	20		01/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	741	119	77	498463.18		N	N
1941299262	50	21	N	1	5.75	0	496650	494560.93	70601	03/01/2007	02/01/2037	2898.31	360	356		36.7	CA	06/01/2007	35	MST	1355000	0	1	1	XXXXXXXXXXXX	2898.31	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO MIRAGE	92270	33	31		01/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	786	119	36.7	494560.93		N	N
2941209262	10	11	P	1	6.25	0	560000	558934.53	70601	05/01/2007	04/01/2037	3448.02	360	358		80	TX	06/01/2007	35	MST	717500	0	1	1	XXXXXXXXXXXX	3448.02	1	0	0	#	0.000	0.000	0	0.0	0	0	KINGWOOD	77339	101	44		03/29/2007	700000	N	0	10	0	06/01/2007	06/14/2007	663	119	90	558934.53		N	N
2941219252	10	21	E	1	6.25	0	643000	639532.63	70601	03/01/2007	02/01/2037	3959.06	360	356		53.6	CA	05/01/2007	35	MST	1200000	0	1	1	XXXXXXXXXXXX	3959.06	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS GATOS	95032	43	34		01/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	794	119	53.6	640157.54		N	N
2941219262	10	21	E	1	6.75	0	556000	555039.89	70601	05/01/2007	04/01/2037	3606.21	360	358		65.5	CA	05/01/2007	35	MST	850000	0	1	1	XXXXXXXXXXXX	3606.21	1	0	0	#	0.000	0.000	0	0.0	0	0	COSTA MESA	92626	30	43		03/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	676	119	65.5	555521.29		N	N
2941219272	50	21	E	1	6.5	0	480000	479129.79	70601	05/01/2007	04/01/2037	3033.93	360	358		80	CA	05/01/2007	35	MST	600000	0	1	1	XXXXXXXXXXXX	3033.93	1	0	0	#	0.000	0.000	0	0.0	0	0	DUARTE	91010	19	45		03/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	672	119	80	479566.07		N	N
2941239252	50	21	N	1	5.875	0	620000	617451.5	70601	03/01/2007	02/01/2037	3667.53	360	356		79.5	FL	06/01/2007	35	MST	780000	0	1	1	XXXXXXXXXXXX	3667.53	1	0	0	#	0.000	0.000	0	0.0	0	0	LITHIA	33547	29	39		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	793	119	79.5	617451.5		N	N
2941239272	10	21	E	1	5.375	0	466900	464260.53	70601	02/01/2007	01/01/2037	2614.51	360	355		70	OR	05/01/2007	35	MST	667000	0	1	1	XXXXXXXXXXXX	3308.07	1	0	0	#	0.000	0.000	0	0.0	0	0	PORTLAND	97229	34	38		12/15/2006	0	N	0	10	0	06/01/2007	06/14/2007	657	119	70	464793.15		N	N
2941249242	50	21	N	1	6	0	801400	797496.26	70601	03/01/2007	02/01/2037	4804.8	360	356		68	FL	06/01/2007	35	MST	1180000	0	1	1	XXXXXXXXXXXX	4804.8	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA ROSA BEACH	32459	66	45		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	785	119	68	797496.26		N	N
2941249262	50	21	E	1	5.875	0	535000	530417.01	70601	02/01/2007	01/01/2037	3164.73	360	355		62.3	FL	05/01/2007	35	MST	860000	0	1	1	XXXXXXXXXXXX	4536.64	1	0	0	#	0.000	0.000	0	0.0	0	0	TAMPA	33647	29	36		12/15/2006	0	N	0	10	0	06/01/2007	06/14/2007	731	119	62.3	530982.14		N	N
2941249272	23	11	P	1	6.625	0	457600	457196.27	70601	06/01/2007	05/01/2037	2930.06	360	359		80	CO	05/01/2007	35	MST	600000	0	1	1	XXXXXXXXXXXX	3133.36	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVER	80202	16	26		04/27/2007	572000	N	0	10	0	06/01/2007	06/14/2007	673	119	90	457600		N	N
2941259242	10	11	P	1	6.125	0	772000	770495.51	70601	05/01/2007	04/01/2037	4690.75	360	358		80	CA	06/01/2007	35	MST	970000	0	1	1	XXXXXXXXXXXX	5631.2	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92131	37	44		03/14/2007	965000	N	0	10	0	06/01/2007	06/14/2007	708	119	80	770495.51		N	N
2941259252	10	12	P	1	6.375	0	596000	594893.05	70601	05/01/2007	04/01/2037	3718.26	360	358		80	MT	06/01/2007	35	MST	760000	0	1	1	XXXXXXXXXXXX	4058.09	1	0	0	#	0.000	0.000	0	0.0	0	0	MC ALLISTER	59740	29	33		04/02/2007	745000	N	0	10	0	06/01/2007	06/14/2007	702	119	80	594893.05		N	N
2941269242	10	11	P	1	6.25	0	752000	751286.48	70601	06/01/2007	05/01/2037	4630.19	360	359		80	CA	06/01/2007	35	MST	940000	0	1	1	XXXXXXXXXXXX	4630.19	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94566	1	43		04/03/2007	940000	N	0	10	0	06/01/2007	06/14/2007	762	119	80	751286.48		N	N
2941269262	23	11	P	1	6.25	0	516000	515018.25	70601	05/01/2007	04/01/2037	3177.1	360	358		80	CA	06/01/2007	35	MST	645000	0	1	1	XXXXXXXXXXXX	3177.1	1	0	0	#	0.000	0.000	0	0.0	0	0	FOSTER CITY	94404	41	33		03/02/2007	645000	N	0	10	0	06/01/2007	06/14/2007	734	119	80	515018.25		N	N
2941279242	10	21	E	1	6.5	0	735000	731641.56	70601	02/01/2007	01/01/2037	4645.7	360	355		62.6	FL	05/01/2007	35	MST	1175000	0	1	1	XXXXXXXXXXXX	5400.62	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34103	11	26		12/29/2006	0	N	0	10	0	06/01/2007	06/14/2007	657	119	62.6	732320.52		N	N
2941279252	21	11	P	1	6.125	0	582400	581264.99	70601	05/01/2007	04/01/2037	3538.73	360	358		80	CA	06/01/2007	35	MST	730000	0	1	1	XXXXXXXXXXXX	4014.01	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92101	37	44		03/09/2007	728000	N	0	10	0	06/01/2007	06/14/2007	799	119	94	581264.99		N	N
2941289232	50	21	N	1	5.875	0	1328500	1323042.21	70601	03/01/2007	02/01/2037	7858.58	360	356		69.2	FL	05/01/2007	35	MST	1920000	0	1	1	XXXXXXXXXXXX	10348.76	1	0	0	#	0.000	0.000	0	0.0	0	0	WINDERMERE	34786	48	29		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	799	119	69.2	1324416.67		N	N
2941289242	10	21	E	1	6	0	715000	711267.61	70601	03/01/2007	02/01/2037	4286.79	360	356		29.5	CA	06/01/2007	35	MST	2425000	0	1	1	XXXXXXXXXXXX	4286.79	1	0	0	#	0.000	0.000	0	0.0	0	0	HILLSBOROUGH	94010	41	23		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	763	119	29.5	711267.61		N	N
2941299242	10	21	N	1	6.25	0	680000	679354.79	70601	06/01/2007	05/01/2037	4186.88	360	359		80	CA	06/01/2007	35	MST	850000	0	1	1	XXXXXXXXXXXX	4186.88	1	0	0	#	0.000	0.000	0	0.0	0	0	FALLBROOK	92028	37	28		04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	718	119	90	679354.79		N	N
2941299252	10	21	N	1	6.125	0	569000	567044.84	70601	04/01/2007	03/01/2037	3457.3	360	357		79.1	CA	06/01/2007	35	MST	720000	0	1	1	XXXXXXXXXXXX	3457.3	1	0	0	#	0.000	0.000	0	0.0	0	0	CHINO HILLS	91709	36	31		02/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	757	119	79.1	566902.14		N	N
3941209242	50	21	N	1	6.25	0	997000	996054.01	70601	06/01/2007	05/01/2037	6138.7	360	359		64.8	CA	05/01/2007	35	MST	1540000	0	1	1	XXXXXXXXXXXX	6138.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JUAN CAPISTRANO	92675	30	31		03/31/2007	0	N	0	10	0	06/01/2007	06/14/2007	715	119	82.5	997000		N	N
3941209252	10	11	P	1	5.75	0	653600	650850.73	70601	03/01/2007	02/01/2037	3814.23	360	356		80	WA	06/01/2007	35	MST	817000	0	1	1	XXXXXXXXXXXX	3814.23	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98103	17	40		01/11/2007	817000	N	0	10	0	06/01/2007	06/14/2007	775	119	80	650850.73		N	N
3941229262	10	21	E	1	6	0	545500	543311.45	70601	03/01/2007	02/01/2037	3270.55	360	356		64.2	FL	06/01/2007	35	MST	850000	0	1	1	XXXXXXXXXXXX	3759.45	1	0	0	#	0.000	0.000	0	0.0	0	0	DE LEON SPRINGS	32130	64	33		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	765	119	64.2	543311.45		N	N
3941249242	10	21	N	1	6	0	800000	795977.98	70601	02/01/2007	01/01/2037	4796.4	360	355		50	OR	06/01/2007	35	MST	1600000	0	1	1	XXXXXXXXXXXX	4796.4	1	0	0	#	0.000	0.000	0	0.0	0	0	MILWAUKIE	97267	3	9		12/21/2006	0	N	0	10	0	06/01/2007	06/14/2007	747	119	50	795977.98		N	N
3941289242	50	21	N	1	6	0	710000	706728.2	70601	03/01/2007	02/01/2037	4256.81	360	356		71.4	FL	06/01/2007	35	MST	995000	0	1	1	XXXXXXXXXXXX	5295.72	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM CITY	34990	43	44		02/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	756	119	80.3	706728.2		N	N
3941299242	10	11	P	1	5.875	0	676000	672240.28	70601	03/01/2007	02/01/2037	3998.8	360	356		80	FL	06/01/2007	35	MST	850000	0	1	1	XXXXXXXXXXXX	5656.83	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI	33180	13	28		01/03/2007	845000	N	0	10	0	06/01/2007	06/14/2007	778	119	80	671897.11		N	N
3941299252	50	11	P	1	6.25	0	568000	565277.1	70601	02/01/2007	01/01/2037	3497.27	360	355		80	WA	05/01/2007	35	MST	710000	0	1	1	XXXXXXXXXXXX	4226.15	1	0	0	#	0.000	0.000	0	0.0	0	0	REDMOND	98053	17	32		12/15/2006	710000	N	0	10	0	06/01/2007	06/14/2007	790	119	80	565827.35		N	N
4941209252	10	11	P	1	6	0	650000	646732.08	70601	02/01/2007	01/01/2037	3897.08	360	355		77.4	GA	06/01/2007	35	MST	840000	0	1	1	XXXXXXXXXXXX	3897.08	1	0	0	#	0.000	0.000	0	0.0	0	0	DOUGLASVILLE	30135	48	28		12/28/2006	840000	N	0	10	0	06/01/2007	06/14/2007	779	119	88.5	646732.08		N	N
4941209262	21	11	P	1	6.25	0	560000	559296.25	70601	06/01/2007	05/01/2037	3448.02	360	359		80	FL	06/01/2007	35	MST	700000	0	1	1	XXXXXXXXXXXX	4680.1	1	0	0	#	0.000	0.000	0	0.0	0	0	LAUDERDALE BY THE SEA	33308	6	39		04/16/2007	700000	N	0	10	0	06/01/2007	06/14/2007	736	119	80	559296.25		N	N
4941209272	23	11	P	1	6.25	0	488000	487071.53	70601	05/01/2007	04/01/2037	3004.7	360	358		80	CA	05/01/2007	35	MST	610000	0	1	1	XXXXXXXXXXXX	3004.7	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92603	30	37		03/07/2007	610000	N	0	10	0	06/01/2007	06/14/2007	757	119	95	487536.97		N	N
4941219242	10	11	P	1	6.25	0	934400	932622.2	70601	05/01/2007	04/01/2037	5753.26	360	358		80	CA	05/01/2007	35	MST	1168000	0	1	1	XXXXXXXXXXXX	5753.26	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA CLARA	95051	43	38		03/14/2007	1168000	N	0	10	0	06/01/2007	06/14/2007	727	119	86.4	933513.41		N	N
4941229242	10	21	N	1	6.125	0	900000	898246.06	70601	05/01/2007	04/01/2037	5468.49	360	358		75	CA	05/01/2007	35	MST	1200000	0	1	1	XXXXXXXXXXXX	5468.49	1	0	0	#	0.000	0.000	0	0.0	0	0	DANA POINT	92629	30	38		03/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	701	119	75	899125.26		N	N
4941239272	10	21	E	1	6.25	0	465000	463221.35	70601	03/01/2007	02/01/2037	2863.08	360	356		46.5	CA	05/01/2007	35	MST	1000000	0	1	1	XXXXXXXXXXXX	2863.08	1	0	0	#	0.000	0.000	0	0.0	0	0	BURLINGAME	94010	41	16		01/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	711	119	46.5	463669.48		N	N
4941249252	10	11	P	1	6.25	0	600000	599430.7	70601	06/01/2007	05/01/2037	3694.3	360	359		80	WA	05/01/2007	35	MST	755000	0	1	1	XXXXXXXXXXXX	4258.1	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98115	17	42		04/26/2007	750000	N	0	10	0	06/01/2007	06/14/2007	674	119	90	600000		N	N
4941259242	10	11	P	1	5.875	0	768000	763374.27	70601	02/01/2007	01/01/2037	4543.01	360	355		80	FL	06/01/2007	35	MST	1125000	0	1	1	XXXXXXXXXXXX	5388.01	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT PETERSBURG	33707	52	36		12/20/2006	960000	N	0	10	0	06/01/2007	06/14/2007	770	119	80	763374.27		N	N
4941259262	10	21	E	1	6	0	522000	519896.31	70601	03/01/2007	02/01/2037	3129.65	360	356		51.7	WA	05/01/2007	35	MST	1010000	0	1	1	XXXXXXXXXXXX	3606.88	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEVUE	98004	17	35		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	759	119	51.7	520423.84		N	N
4941259272	10	21	N	1	6.125	0	447500	445608.81	70601	03/01/2007	02/01/2037	2719.06	360	356		46.2	CA	05/01/2007	35	MST	970000	0	1	1	XXXXXXXXXXXX	2719.06	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BEACH	90803	19	19		01/22/2007	0	N	0	10	0	06/01/2007	06/14/2007	794	119	46.2	446051.15		N	N
4941269242	10	21	E	1	6	0	750000	746991.01	70601	03/01/2007	02/01/2037	4496.63	360	356		52.8	FL	05/01/2007	35	MST	1420800	0	1	1	XXXXXXXXXXXX	5549.21	1	0	0	#	0.000	0.000	0	0.0	0	0	DESTIN	32541	46	42		01/22/2007	0	N	0	10	0	06/01/2007	06/14/2007	791	119	52.8	747748.9		N	N
4941279242	10	11	P	1	6.25	0	728000	726614.9	70601	05/01/2007	04/01/2037	4482.42	360	358		80	CA	05/01/2007	35	MST	910000	0	1	1	XXXXXXXXXXXX	4482.42	1	0	0	#	0.000	0.000	0	0.0	0	0	ROWLAND HEIGHTS	91748	19	35		03/06/2007	910000	N	0	10	0	06/01/2007	06/14/2007	738	119	80	727309.25		N	N
4941279252	10	21	N	1	5.75	0	581500	578435.14	70601	02/01/2007	01/01/2037	3393.48	360	355		59.1	FL	06/01/2007	35	MST	985000	0	1	1	XXXXXXXXXXXX	3393.48	1	0	0	#	0.000	0.000	0	0.0	0	0	ENGLEWOOD	34223	58	37		12/15/2006	0	N	0	10	0	06/01/2007	06/14/2007	750	119	59.1	578435.14		N	N
4941279262	50	21	N	1	6	0	504000	501331.65	70601	03/01/2007	02/01/2037	3021.73	360	356		80	WA	06/01/2007	35	MST	630000	0	1	1	XXXXXXXXXXXX	3786.7	1	0	0	#	0.000	0.000	0	0.0	0	0	LYNNWOOD	98037	31	28		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	793	119	80	501118.35		N	N
4941279272	10	21	E	1	6.5	0	428500	426542.05	70601	02/01/2007	01/01/2037	2708.41	360	355		48.5	NM	05/01/2007	35	MST	885000	0	1	1	XXXXXXXXXXXX	2913.58	1	0	0	#	0.000	0.000	0	0.0	0	0	ALBUQUERQUE	87122	1	36		12/21/2006	0	N	0	10	0	06/01/2007	06/14/2007	779	119	48.5	426937.88		N	N
4941289252	10	21	E	1	6.75	0	575000	572496.67	70601	02/01/2007	01/01/2037	3729.44	360	355		46.8	WA	05/01/2007	35	MST	1230000	0	1	1	XXXXXXXXXXXX	3729.44	1	0	0	#	0.000	0.000	0	0.0	0	0	MANSON	98831	4	41		12/22/2006	0	N	0	10	0	06/01/2007	06/14/2007	786	119	46.8	573002.97		N	N
4941299232	10	21	N	1	6	0	1000000	994972.42	70601	02/01/2007	01/01/2037	5995.51	360	355		55.6	WA	05/01/2007	35	MST	1800000	0	1	1	XXXXXXXXXXXX	6718.26	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98116	17	45		12/28/2006	0	N	0	10	0	06/01/2007	06/14/2007	763	119	55.6	995987.99		N	N
4941299242	10	21	E	1	6.25	0	670000	666788.08	70601	02/01/2007	01/01/2037	4125.31	360	355		65.7	UT	06/01/2007	35	MST	1020000	0	1	1	XXXXXXXXXXXX	4480.22	1	0	0	#	0.000	0.000	0	0.0	0	0	PARK CITY	84060	22	38		12/11/2006	0	N	0	10	0	06/01/2007	06/14/2007	789	119	65.7	666788.07		N	N
5941219262	10	21	E	1	5.875	0	553000	550470.93	70601	03/01/2007	02/01/2037	3271.2	360	356		59.8	GA	06/01/2007	35	MST	925000	0	1	1	XXXXXXXXXXXX	3761.94	1	0	0	#	0.000	0.000	0	0.0	0	0	CUMMING	30041	58	22		01/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	797	119	59.8	550432.87		N	N
5941229252	10	11	P	1	6.25	0	630000	628478.69	70601	05/01/2007	04/01/2037	3879.02	360	358		73.7	CA	06/01/2007	35	MST	855000	0	1	1	XXXXXXXXXXXX	3879.02	1	0	0	#	0.000	0.000	0	0.0	0	0	ELK GROVE	95624	34	36		03/14/2007	855000	N	0	10	0	06/01/2007	06/14/2007	705	119	73.7	628157.71		N	N
5941239262	50	11	P	1	6.25	0	538300	536240.93	70601	03/01/2007	02/01/2037	3314.41	360	356		70	CA	05/01/2007	35	MST	830000	0	1	1	XXXXXXXXXXXX	3314.41	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE FOREST	92630	30	30		01/03/2007	769000	N	0	10	0	06/01/2007	06/14/2007	802	119	70	536759.72		N	N
5941239272	10	21	N	1	5.875	0	464000	461611.35	70601	02/01/2007	01/01/2037	2744.74	360	355		60.3	GA	05/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	3515.17	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY LAKE	30096	67	31		12/12/2006	0	N	0	10	0	06/01/2007	06/14/2007	750	119	60.3	462093.76		N	N
5941249272	23	21	N	1	6.625	0	455000	454598.57	70601	06/01/2007	05/01/2037	2913.41	360	359		78.5	CA	06/01/2007	35	MST	580000	0	1	1	XXXXXXXXXXXX	2913.41	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWPORT BEACH	92663	30	41		04/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	766	119	78.5	454598.57		N	N
5941259262	10	12	P	1	6.25	0	520000	519506.6	70601	06/01/2007	05/01/2037	3201.73	360	359		80	TX	06/01/2007	35	MST	655000	0	1	1	XXXXXXXXXXXX	3201.73	1	0	0	#	0.000	0.000	0	0.0	0	0	GALVESTON	77554	84	14		04/16/2007	650000	N	0	10	0	06/01/2007	06/14/2007	708	119	80	519506.6		N	N
5941269242	50	21	N	1	5.75	0	750000	744957.64	70601	03/01/2007	02/01/2037	4376.8	360	356		50	FL	06/01/2007	35	MST	1500000	0	1	1	XXXXXXXXXXXX	4376.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34113	11	11		12/28/2006	0	N	0	10	0	06/01/2007	06/14/2007	789	119	50	744334.44		N	N
5941269262	10	21	N	1	6.375	0	512000	509958.18	70601	03/01/2007	02/01/2037	3194.21	360	356		78.8	MS	06/01/2007	35	MST	650000	0	1	1	XXXXXXXXXXXX	4008.12	1	0	0	#	0.000	0.000	0	0.0	0	0	HATTIESBURG	39402	18	15		12/29/2006	0	N	0	10	0	06/01/2007	06/14/2007	764	119	88.7	509958.18		N	N
5941269272	10	21	E	1	6.375	0	439600	437958.36	70601	03/01/2007	02/01/2037	2742.53	360	356		47.8	CA	05/01/2007	35	MST	920000	0	1	1	XXXXXXXXXXXX	2742.53	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92103	37	19		01/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	808	119	47.8	438372.04		N	N
5941279242	23	21	N	1	6.25	0	728000	723646.36	70601	03/01/2007	02/01/2037	4482.42	360	356		59.5	CA	05/01/2007	35	MST	1225000	0	1	1	XXXXXXXXXXXX	4482.42	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94115	38	10		12/27/2006	0	N	0	10	0	06/01/2007	06/14/2007	746	119	59.5	724356.09		N	N
5941289232	10	21	N	1	5.75	0	1185000	1180015.47	70601	03/01/2007	02/01/2037	6915.34	360	356		60	GA	06/01/2007	35	MST	1975000	0	1	1	XXXXXXXXXXXX	7037.93	1	0	0	#	0.000	0.000	0	0.0	0	0	MARIETTA	30060	33	23		01/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	746	119	60	1180015.47		N	N
5941289242	10	21	N	1	6.125	0	700000	697257.68	70601	03/01/2007	02/01/2037	4253.27	360	356		28	OR	05/01/2007	35	MST	2500000	0	1	1	XXXXXXXXXXXX	4253.27	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST LINN	97068	3	45		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	742	119	35.4	697948.5		N	N
5941289262	23	21	N	1	6.25	0	500000	499525.58	70601	06/01/2007	05/01/2037	3078.59	360	359		80	CA	06/01/2007	35	MST	625000	0	1	1	XXXXXXXXXXXX	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90066	19	36		04/13/2007	0	N	0	10	0	06/01/2007	06/14/2007	732	119	95	499525.58		N	N
5941299232	10	11	P	1	6	0	1000000	995987.99	70601	03/01/2007	02/01/2037	5995.51	360	356		77	OR	05/01/2007	35	MST	1300000	0	1	1	XXXXXXXXXXXX	5995.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BEND	97701	9	28		01/08/2007	1300000	N	0	10	0	06/01/2007	06/14/2007	775	119	90	996998.51		N	N
5941299252	10	11	P	1	6.25	0	568000	566715.53	70601	05/01/2007	04/01/2037	3497.27	360	358		80	CA	06/01/2007	35	MST	710000	0	1	1	XXXXXXXXXXXX	3497.27	1	0	0	#	0.000	0.000	0	0.0	0	0	PACIFIC GROVE	93950	27	19		03/08/2007	710000	N	0	10	0	06/01/2007	06/14/2007	716	119	80	566512.8		N	N
5941299262	10	21	E	1	6.25	0	495000	493106.57	70601	03/01/2007	02/01/2037	3047.8	360	356		66	CA	05/01/2007	35	MST	750000	0	1	1	XXXXXXXXXXXX	3047.8	1	0	0	#	0.000	0.000	0	0.0	0	0	PACIFICA	94044	41	23		01/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	766	119	66	493583.62		N	N
6941219252	21	12	P	1	6.125	0	640000	638752.74	70601	05/01/2007	04/01/2037	3888.71	360	358		80	FL	06/01/2007	35	MST	875000	0	1	1	XXXXXXXXXXXX	4638.71	1	0	0	#	0.000	0.000	0	0.0	0	0	PANAMA CITY BEACH	32408	3	32		03/15/2007	800000	N	0	10	0	06/01/2007	06/14/2007	770	119	80	638752.74		N	N
6941229272	23	11	P	1	6.5	0	468000	467151.55	70601	05/01/2007	04/01/2037	2958.08	360	358		80	CA	05/01/2007	35	MST	585000	0	1	1	XXXXXXXXXXXX	3567.46	1	0	0	#	0.000	0.000	0	0.0	0	0	ALISO VIEJO	92656	30	43		03/26/2007	585000	N	0	10	0	06/01/2007	06/14/2007	702	119	91.5	467576.92		N	N
6941239242	10	21	N	1	6.125	0	840000	838100.62	70601	05/01/2007	04/01/2037	5103.93	360	358		80	CA	05/01/2007	35	MST	1050000	0	1	1	XXXXXXXXXXXX	5268.98	1	0	0	#	0.000	0.000	0	0.0	0	0	REDLANDS	92373	36	39		03/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	717	119	80	838922.55		N	N
6941239252	10	21	N	1	6.25	0	609000	608422.16	70601	06/01/2007	05/01/2037	3749.72	360	359		79.1	FL	06/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	4735.86	1	0	0	#	0.000	0.000	0	0.0	0	0	ORLANDO	32803	48	37		04/13/2007	0	N	0	10	0	06/01/2007	06/14/2007	661	119	79.1	608234.66		N	N
6941239272	50	11	P	1	6	0	464000	461667.24	70601	02/01/2007	01/01/2037	2781.91	360	355		80	FL	06/01/2007	35	MST	682000	0	1	1	XXXXXXXXXXXX	3416.45	1	0	0	#	0.000	0.000	0	0.0	0	0	CLEARWATER	33759	52	26		12/28/2006	580000	N	0	10	0	06/01/2007	06/14/2007	785	119	95	461667.24		N	N
6941249252	10	21	N	1	6.25	0	600000	597123.69	70601	02/01/2007	01/01/2037	3694.3	360	355		80	CO	05/01/2007	35	MST	750000	0	1	1	XXXXXXXXXXXX	4148.33	1	0	0	#	0.000	0.000	0	0.0	0	0	GRANBY	80446	25	41		12/07/2006	0	N	0	10	0	06/01/2007	06/14/2007	764	119	80	597704.94		N	N
6941259242	50	21	N	1	6	0	765000	761195.55	70601	03/01/2007	02/01/2037	4586.56	360	356		58.9	WA	05/01/2007	35	MST	1300000	0	1	1	XXXXXXXXXXXX	5419.22	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEVUE	98006	17	36		01/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	752	119	65.4	761972.25		N	N
6941259272	10	21	N	1	5.875	0	445000	443171.85	70601	03/01/2007	02/01/2037	2632.34	360	356		45.5	CA	06/01/2007	35	MST	980000	0	1	1	XXXXXXXXXXXX	3163.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95125	43	19		01/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	728	119	45.5	443171.85		N	N
6941269262	10	21	E	1	6.625	0	511050	508933.45	70601	03/01/2007	02/01/2037	3272.31	360	356		68	TX	05/01/2007	35	MST	752000	0	1	1	XXXXXXXXXXXX	3272.31	1	0	0	#	0.000	0.000	0	0.0	0	0	SUGAR LAND	77479	79	32		01/17/2007	0	N	0	130	0	06/01/2007	06/14/2007	795	119	68	509393.48		N	N
6941269272	10	11	P	1	6.125	0	439500	437674.01	70601	03/01/2007	02/01/2037	2670.45	360	356		71.5	WA	05/01/2007	35	MST	615000	0	1	1	XXXXXXXXXXXX	3048.87	1	0	0	#	0.000	0.000	0	0.0	0	0	BOTHELL	98021	31	42		01/10/2007	615000	N	0	10	0	06/01/2007	06/14/2007	746	119	71.5	438108.28		N	N
6941289252	10	21	N	1	6.375	0	573000	571935.76	70601	05/01/2007	04/01/2037	3574.77	360	358		74.5	CA	06/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	4186.34	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92124	37	36		03/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	697	119	74.5	571935.76		N	N
6941299242	10	21	N	1	5.875	0	664750	661384.24	70601	03/01/2007	02/01/2037	3932.25	360	356		45.1	CO	05/01/2007	35	MST	1475000	0	1	1	XXXXXXXXXXXX	3932.25	1	0	0	#	0.000	0.000	0	0.0	0	0	BOULDER	80302	7	44		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	743	119	45.1	662075.08		N	N
6941299262	50	21	E	1	6	0	495000	493514.26	70601	04/01/2007	03/01/2037	2967.78	360	357		76.8	AZ	05/01/2007	35	MST	645000	0	1	1	XXXXXXXXXXXX	3142.91	1	0	0	#	0.000	0.000	0	0.0	0	0	PEORIA	85383	7	32		02/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	733	119	76.8	494011.98		N	N
7941209252	10	11	P	1	6.125	0	650000	647439.23	70601	03/01/2007	02/01/2037	3949.47	360	356		66.7	CO	06/01/2007	35	MST	1000000	0	1	1	XXXXXXXXXXXX	4554.82	1	0	0	#	0.000	0.000	0	0.0	0	0	BOULDER	80302	7	40		01/10/2007	975000	N	0	10	0	06/01/2007	06/14/2007	785	119	66.7	647439.23		N	N
7941209272	10	21	N	1	6.375	0	484000	449542.28	70601	02/01/2007	01/01/2037	3019.53	360	355		51	NM	07/01/2007	35	MST	950000	0	1	1	XXXXXXXXXXXX	3857.26	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS CRUCES	88007	7	12		12/20/2006	0	N	0	10	0	06/01/2007	06/14/2007	704	119	51	445910.94		N	N
7941219252	50	11	P	1	6.125	0	640000	637492.71	70601	03/01/2007	02/01/2037	3888.71	360	356		80	FL	06/01/2007	35	MST	850000	0	1	1	XXXXXXXXXXXX	3888.71	1	0	0	#	0.000	0.000	0	0.0	0	0	DELRAY BEACH	33446	50	21		01/16/2007	800000	N	0	10	0	06/01/2007	06/14/2007	776	119	80	637492.71		N	N
7941219262	50	11	P	1	6.25	0	552000	550949.75	70601	05/01/2007	04/01/2037	3398.76	360	358		80	CA	05/01/2007	35	MST	690000	0	1	1	XXXXXXXXXXXX	3944.91	1	0	0	#	0.000	0.000	0	0.0	0	0	SONORA	95370	55	22		03/28/2007	690000	N	0	10	0	06/01/2007	06/14/2007	727	119	95	551476.24		N	N
7941229252	10	21	E	1	5.25	0	629600	626692.31	70601	03/01/2007	02/01/2037	3476.67	360	356		68.1	FL	05/01/2007	35	MST	925000	0	1	1	XXXXXXXXXXXX	4251.93	1	0	0	#	0.000	0.000	0	0.0	0	0	HOLMES BEACH	34217	41	35		01/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	760	119	68.1	627424		N	N
7941249242	10	11	P	1	6.25	0	795650	793373.37	70601	04/01/2007	03/01/2037	4898.95	360	357		80	AL	06/01/2007	35	MST	1050000	0	1	1	XXXXXXXXXXXX	5398.79	1	0	0	#	0.000	0.000	0	0.0	0	0	MADISON	35758	45	36		02/28/2007	994600	N	0	10	0	06/01/2007	06/14/2007	694	119	90	793373.37		N	N
7941259242	10	21	E	1	6.25	0	765000	764274.14	70601	06/01/2007	05/01/2037	4710.24	360	359		58.9	CA	05/01/2007	35	MST	1300000	0	1	1	XXXXXXXXXXXX	4710.24	1	0	0	#	0.000	0.000	0	0.0	0	0	VENICE	90291	19	42		04/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	631	119	58.9	765000		N	N
7941259252	50	11	P	1	6.125	0	591900	590565.74	70601	05/01/2007	04/01/2037	3596.45	360	358		80	CA	05/01/2007	35	MST	740000	0	1	1	XXXXXXXXXXXX	4332.19	1	0	0	#	0.000	0.000	0	0.0	0	0	LAGUNA NIGUEL	92677	30	45		03/13/2007	739900	N	0	10	0	06/01/2007	06/14/2007	759	119	95	591144.89		N	N
7941259272	50	21	E	1	6.25	0	444200	442500.87	70601	03/01/2007	02/01/2037	2735.02	360	356		55.9	NV	05/01/2007	35	MST	795000	0	1	1	XXXXXXXXXXXX	2735.02	1	0	0	#	0.000	0.000	0	0.0	0	0	HENDERSON	89015	2	18		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	710	119	55.9	442928.97		N	N
7941269262	10	21	N	1	7.75	0	510000	509640.05	70601	06/01/2007	05/01/2037	3653.7	360	359		75.6	CA	06/01/2007	35	MST	675000	0	1	1	XXXXXXXXXXXX	3653.7	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94536	1	37		04/11/2007	0	N	0	10	0	06/01/2007	06/14/2007	738	119	75.6	509640.05		N	N
7941269272	10	21	N	1	6.25	0	439250	437144.28	70601	02/01/2007	01/01/2037	2704.54	360	355		79.9	WA	05/01/2007	35	MST	550000	0	1	1	XXXXXXXXXXXX	3082.83	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWCASTLE	98056	17	33		12/07/2006	0	N	0	10	0	06/01/2007	06/14/2007	781	119	79.9	437569.81		N	N
7941279242	10	21	E	1	5.625	0	725000	721877.84	70601	03/01/2007	02/01/2037	4173.51	360	356		60.5	FL	05/01/2007	35	MST	1200000	0	1	1	XXXXXXXXXXXX	5202.44	1	0	0	#	0.000	0.000	0	0.0	0	0	ORLANDO	32832	48	27		01/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	791	119	60.5	722663.86		N	N
7941279252	10	21	N	1	6.375	0	580000	578922.75	70601	05/01/2007	04/01/2037	3618.45	360	358		79.8	CA	05/01/2007	35	MST	727000	0	1	1	XXXXXXXXXXXX	3618.45	1	0	0	#	0.000	0.000	0	0.0	0	0	MILPITAS	95035	43	36		03/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	754	119	94.8	579462.8		N	N
7941289242	50	11	P	1	5.75	0	700000	696849.41	70601	03/01/2007	02/01/2037	4085.01	360	356		63.7	CA	06/01/2007	35	MST	1100000	0	1	1	XXXXXXXXXXXX	4085.01	1	0	0	#	0.000	0.000	0	0.0	0	0	YORBA LINDA	92887	30	33		01/30/2007	1100000	N	0	10	0	06/01/2007	06/14/2007	749	119	63.7	696849.41		N	N
7941289252	10	11	P	1	6	0	572800	569920.19	70601	02/01/2007	01/01/2037	3434.23	360	355		79.6	GA	05/01/2007	35	MST	770000	0	1	1	XXXXXXXXXXXX	3915.34	1	0	0	#	0.000	0.000	0	0.0	0	0	CANTON	30115	28	43		12/07/2006	720000	N	0	10	0	06/01/2007	06/14/2007	733	119	90	570501.91		N	N
7941289262	10	21	E	1	6.25	0	500000	499048.69	70601	05/01/2007	04/01/2037	3078.59	360	358		71.5	CA	06/01/2007	35	MST	700000	0	1	1	XXXXXXXXXXXX	3512.85	1	0	0	#	0.000	0.000	0	0.0	0	0	GRANITE BAY	95746	31	22		03/29/2007	0	N	0	10	0	06/01/2007	06/14/2007	722	119	71.5	499048.69		N	N
7941299242	10	11	P	1	6.375	0	664000	663385	70601	06/01/2007	05/01/2037	4142.5	360	359		80	CA	06/01/2007	35	MST	830000	0	1	1	XXXXXXXXXXXX	4142.5	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA CLARA	95051	43	45		04/16/2007	830000	N	0	10	0	06/01/2007	06/14/2007	767	119	85.6	663385		N	N
7941299252	50	11	P	1	6.125	0	566750	563967.53	70601	02/01/2007	01/01/2037	3443.63	360	355		80	GA	06/01/2007	35	MST	710000	0	1	1	XXXXXXXXXXXX	3443.63	1	0	0	#	0.000	0.000	0	0.0	0	0	ALPHARETTA	30004	60	36		12/15/2006	708470	N	0	10	0	06/01/2007	06/14/2007	743	119	80	563967.53		N	N
8941209242	10	21	N	1	6.25	0	950000	946366.16	70601	03/01/2007	02/01/2037	5849.31	360	356		67.9	WA	06/01/2007	35	MST	1400000	0	1	1	XXXXXXXXXXXX	6956.73	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98125	17	11		01/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	723	119	67.9	946366.16		N	N
8941209252	10	11	P	1	5.875	0	650000	645267.59	70601	02/01/2007	01/01/2037	3845	360	355		47.1	CO	05/01/2007	35	MST	1382000	0	1	1	XXXXXXXXXXXX	4279.47	1	0	0	#	0.000	0.000	0	0.0	0	0	CASTLE ROCK	80108	18	22		12/21/2006	1381787	N	0	10	0	06/01/2007	06/14/2007	668	119	47.1	645950.13		N	N
8941209272	10	11	P	1	6.25	0	484000	483079.13	70601	05/01/2007	04/01/2037	2980.07	360	358		80	CA	06/01/2007	35	MST	605000	0	1	1	XXXXXXXXXXXX	2980.07	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95139	43	39		03/14/2007	605000	N	0	10	0	06/01/2007	06/14/2007	764	119	90	483079.13		N	N
8941219242	10	11	P	1	6	0	908000	904156.11	70601	03/01/2007	02/01/2037	5443.92	360	356		80	WA	05/01/2007	35	MST	1135000	0	1	1	XXXXXXXXXXXX	5443.92	1	0	0	#	0.000	0.000	0	0.0	0	0	BATTLE GROUND	98604	6	27		01/23/2007	1135000	N	0	10	0	06/01/2007	06/14/2007	775	119	90	905074.66		N	N
8941219262	50	11	P	1	5.25	0	550000	546566.83	70601	02/01/2007	01/01/2037	3037.12	360	355		69.1	WA	06/01/2007	35	MST	796000	0	1	1	XXXXXXXXXXXX	3037.12	1	0	0	#	0.000	0.000	0	0.0	0	0	REDMOND	98052	17	36		12/15/2006	795990	N	0	10	0	06/01/2007	06/14/2007	805	119	80	546316.83		N	N
8941229242	10	21	N	1	6.375	0	880000	879184.94	70601	06/01/2007	05/01/2037	5490.06	360	359		80	CA	05/01/2007	35	MST	1100000	0	1	1	XXXXXXXXXXXX	5490.06	1	0	0	#	0.000	0.000	0	0.0	0	0	CLAREMONT	91711	19	42		04/13/2007	0	N	0	10	0	06/01/2007	06/14/2007	762	119	80	880000		N	N
8941239272	23	12	P	1	6.375	0	460000	459145.64	70601	05/01/2007	04/01/2037	2869.8	360	358		80	CO	06/01/2007	35	MST	585000	0	1	1	XXXXXXXXXXXX	3001.33	1	0	0	#	0.000	0.000	0	0.0	0	0	BRECKENRIDGE	80424	59	28		03/09/2007	575000	N	0	10	0	06/01/2007	06/14/2007	781	119	90	459145.64		N	N
8941259252	10	21	N	1	6.25	0	591000	589875.54	70601	05/01/2007	04/01/2037	3638.89	360	358		79.9	CA	06/01/2007	35	MST	740000	0	1	1	XXXXXXXXXXXX	3638.89	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94536	1	36		03/06/2007	0	N	0	10	0	06/01/2007	06/14/2007	765	119	85.4	589875.54		N	N
8941259272	10	11	P	1	6.375	0	440800	439981.29	70601	05/01/2007	04/01/2037	2750.02	360	358		80	CA	05/01/2007	35	MST	551000	0	1	1	XXXXXXXXXXXX	2750.02	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN BERNARDINO	92405	36	32		03/07/2007	551000	N	0	10	0	06/01/2007	06/14/2007	786	119	95	440391.73		N	N
8941269272	10	11	P	1	6	0	436000	433807.99	70601	02/01/2007	01/01/2037	2614.04	360	355		80	OR	06/01/2007	35	MST	550000	0	1	1	XXXXXXXXXXXX	2614.04	1	0	0	#	0.000	0.000	0	0.0	0	0	EUGENE	97405	20	31		12/14/2006	545000	N	0	10	0	06/01/2007	06/14/2007	801	119	80	433807.99		N	N
8941279262	10	11	P	1	6	0	501200	498678.77	70601	02/01/2007	01/01/2037	3004.95	360	355		80	GA	05/01/2007	35	MST	670000	0	1	1	XXXXXXXXXXXX	3850.76	1	0	0	#	0.000	0.000	0	0.0	0	0	GAINESVILLE	30504	69	34		12/21/2006	626600	N	0	10	0	06/01/2007	06/14/2007	794	119	85.9	499187.78		N	N
8941289242	10	11	P	1	6.875	0	698768	245870.33	70601	09/01/2006	08/01/2036	1629.24	360	350		80	TX	06/01/2007	35	MST	875000	0	1	1	XXXXXXXXXXXX	1629.24	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75225	57	11		07/12/2006	873461	N	0	10	0	06/01/2007	06/14/2007	761	119	80	245870.33		N	N
8941299232	50	11	P	1	6	0	1000000	995257.89	70601	03/01/2007	02/01/2037	5995.51	360	356		62.5	FL	05/01/2007	35	MST	1800000	0	1	1	XXXXXXXXXXXX	9759.05	1	0	0	#	0.000	0.000	0	0.0	0	0	BOCA RATON	33496	50	30		01/12/2007	1600000	N	0	10	0	06/01/2007	06/14/2007	732	119	62.5	996272.04		N	N
9941209302	50	12	P	1	6.375	0	648000	648000	70602	05/01/2007	04/01/2037	3442.5	360	358		80	FL	05/01/2007	567	MST	816000	0	1	1	XXXXXXXXXXXX	4223.52	1	0	0	#	6.375	0.000	3442.5	0.0	0	0	HEATHROW	32746	59	43		03/21/2007	810000	N	0	10	0	06/01/2007	06/14/2007	703	119	80	648000		N	N
9941219292	10	21	N	1	6.375	0	1483750	1483750	70602	04/01/2007	03/01/2037	7882.42	360	357		63.7	CA	05/01/2007	567	MST	2330000	0	1	1	XXXXXXXXXXXX	7882.42	1	0	0	#	6.375	0.000	7882.42	0.0	0	0	MENLO PARK	94025	41	38		02/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	775	119	73.2	1483750		N	N
9941219312	10	21	E	1	6.25	0	500000	500000	70602	05/01/2007	04/01/2037	2604.17	360	358		74.7	CA	06/01/2007	567	MST	670000	0	1	1	XXXXXXXXXXXX	3074.13	1	0	0	#	6.250	0.000	2604.17	0.0	0	0	APPLE VALLEY	92307	36	21		03/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	732	119	74.7	500000		N	N
9941229292	10	21	N	1	6.375	0	1000000	1000000	70602	04/01/2007	03/01/2037	5312.5	360	357		69.7	CA	06/01/2007	567	MST	1435000	0	1	1	XXXXXXXXXXXX	5312.5	1	0	0	#	6.375	0.000	5312.5	0.0	0	0	LOOMIS	95650	31	38		02/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	784	119	69.7	1000000		N	N
9941249302	50	21	N	1	6.5	0	576000	576000	70602	06/01/2007	05/01/2037	3120	360	359		80	MS	05/01/2007	567	MST	720000	0	1	1	XXXXXXXXXXXX	3124	1	0	0	#	6.500	0.000	3120	0.0	0	0	MADISON	39110	45	19		04/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	668	119	80	576000		N	N
9941259312	10	21	E	1	6.375	0	460000	460000	70602	05/01/2007	04/01/2037	2443.75	360	358		80	CA	06/01/2007	567	MST	575000	0	1	1	XXXXXXXXXXXX	2443.75	1	0	0	#	6.375	0.000	2443.75	0.0	0	0	REDDING	96003	45	34		03/21/2007	0	N	0	10	0	06/01/2007	06/14/2007	773	119	80	460000		N	N
9941279302	50	11	P	1	6.25	0	544000	544000	70602	05/01/2007	04/01/2037	2833.33	360	358		80	CA	05/01/2007	567	MST	680000	0	1	1	XXXXXXXXXXXX	2833.33	1	0	0	#	6.250	0.000	2833.33	0.0	0	0	CORONA	92882	33	45		03/14/2007	680000	N	0	10	0	06/01/2007	06/14/2007	731	119	90	544000		N	N
9941279312	23	11	P	1	6.375	0	432000	427000	70602	05/01/2007	04/01/2037	2295	360	358		80	CA	06/01/2007	567	MST	540000	0	1	1	XXXXXXXXXXXX	2295	1	0	0	#	6.375	0.000	2295	0.0	0	0	SAN DIEGO	92103	37	44		03/14/2007	540000	N	0	10	0	06/01/2007	06/14/2007	755	119	90	427000		N	N
9941299292	10	11	P	1	6.125	0	652000	652000	70602	05/01/2007	04/01/2037	3327.92	360	358		80	CA	06/01/2007	567	MST	815000	0	1	1	XXXXXXXXXXXX	3327.92	1	0	0	#	6.125	0.000	3327.92	0.0	0	0	WALNUT CREEK	94598	7	33		03/22/2007	815000	N	0	10	0	06/01/2007	06/14/2007	764	119	90	652000		N	N
9941299302	10	11	P	1	6.5	0	518800	518800	70602	04/01/2007	03/01/2037	2810.17	360	357		80	CA	06/01/2007	567	MST	648500	0	1	1	XXXXXXXXXXXX	2810.17	1	0	0	#	6.500	0.000	2810.17	0.0	0	0	SOUTH SAN FRANCISCO	94080	41	41		02/22/2007	648500	N	0	10	0	06/01/2007	06/14/2007	733	119	92.3	518800		N	N
0941219302	50	21	N	1	6.25	0	648000	648000	70602	06/01/2007	05/01/2037	3375	360	359		80	FL	05/01/2007	567	MST	810000	0	1	1	XXXXXXXXXXXX	4352.13	1	0	0	#	6.250	0.000	3375	0.0	0	0	WEST PALM BEACH	33411	50	32		04/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	735	119	95	648000		N	N
0941219312	21	11	P	1	6.25	0	510000	510000	70602	04/01/2007	03/01/2037	2656.25	360	357		63	CA	06/01/2007	567	MST	810000	0	1	1	XXXXXXXXXXXX	2656.25	1	0	0	#	6.250	0.000	2656.25	0.0	0	0	SAN FRANCISCO	94123	38	40		02/22/2007	810000	N	0	10	0	06/01/2007	06/14/2007	777	119	63	510000		N	N
0941229302	10	11	P	1	6.5	0	636000	636000	70602	05/01/2007	04/01/2037	3445	360	358		80	CA	06/01/2007	567	MST	795000	0	1	1	XXXXXXXXXXXX	3445	1	0	0	#	6.500	0.000	3445	0.0	0	0	OAKDALE	95361	50	40		03/14/2007	795000	N	0	10	0	06/01/2007	06/14/2007	713	119	80	636000		N	N
0941239292	10	11	P	1	6.25	0	1000000	1000000	70602	04/01/2007	03/01/2037	5208.33	360	357		71.2	CA	06/01/2007	567	MST	1405000	0	1	1	XXXXXXXXXXXX	5208.33	1	0	0	#	6.250	0.000	5208.33	0.0	0	0	PALO ALTO	94301	43	44		02/23/2007	1405000	N	0	10	0	06/01/2007	06/14/2007	706	119	90	1000000		N	N
0941269312	10	11	P	1	6.125	0	460000	460000	70602	04/01/2007	03/01/2037	2347.92	360	357		64	CA	06/01/2007	567	MST	719000	0	1	1	XXXXXXXXXXXX	3096.88	1	0	0	#	6.125	0.000	2347.92	0.0	0	0	REDONDO BEACH	90278	19	43		02/15/2007	719000	N	0	10	0	06/01/2007	06/14/2007	794	119	64	460000		N	N
0941279302	23	11	P	1	6.125	0	555000	555000	70602	05/01/2007	04/01/2037	2832.81	360	358		73.6	CA	05/01/2007	567	MST	755000	0	1	1	XXXXXXXXXXXX	2832.81	1	0	0	#	6.125	0.000	2832.81	0.0	0	0	REDONDO BEACH	90277	19	39		03/09/2007	755000	N	0	10	0	06/01/2007	06/14/2007	715	119	73.6	555000		N	N
0941289302	23	11	P	1	6.25	0	544000	544000	70602	05/01/2007	04/01/2037	2833.33	360	358		80	CA	06/01/2007	567	MST	680000	0	1	1	XXXXXXXXXXXX	2833.33	1	0	0	#	6.250	0.000	2833.33	0.0	0	0	SAN DIEGO	92130	37	42		03/14/2007	680000	N	0	10	0	06/01/2007	06/14/2007	778	119	90	544000		N	N
0941299292	50	11	P	1	6.375	0	680000	679534.5	70602	03/01/2007	02/01/2037	3612.5	360	356		80	TX	06/01/2007	567	MST	870000	0	1	1	XXXXXXXXXXXX	3610.5	1	0	0	#	6.375	0.000	3612.5	0.0	0	0	HOUSTON	77019	101	26		02/01/2007	850000	N	0	10	0	06/01/2007	06/14/2007	744	119	90	679534.5		N	N
1941219302	23	11	P	1	6.5	0	647000	647000	70602	05/01/2007	04/01/2037	3504.58	360	358		72.7	CA	06/01/2007	567	MST	890000	0	1	1	XXXXXXXXXXXX	3504.58	1	0	0	#	6.500	0.000	3504.58	0.0	0	0	PALO ALTO	94301	43	39		03/26/2007	890000	N	0	10	0	06/01/2007	06/14/2007	783	119	72.7	647000		N	N
1941239292	10	11	P	1	6.25	0	1000000	1000000	70602	05/01/2007	04/01/2037	5208.33	360	358		55.3	CA	05/01/2007	567	MST	1810000	0	1	1	XXXXXXXXXXXX	5208.33	1	0	0	#	6.250	0.000	5208.33	0.0	0	0	SAN CARLOS	94070	41	45		03/07/2007	1810000	N	0	10	0	06/01/2007	06/14/2007	785	119	55.3	1000000		N	N
1941249302	10	21	E	1	6	0	588000	588000	70602	06/01/2007	05/01/2037	2940	360	359		68.4	CA	06/01/2007	567	MST	860000	0	1	1	XXXXXXXXXXXX	2940	1	0	0	#	6.000	0.000	2940	0.0	0	0	OCEANSIDE	92054	37	45		04/06/2007	0	N	0	10	0	06/01/2007	06/14/2007	736	119	68.4	588000		N	N
1941249312	10	11	P	1	6.125	0	479000	479000	70602	05/01/2007	04/01/2037	2444.9	360	358		65.2	CA	05/01/2007	567	MST	735000	0	1	1	XXXXXXXXXXXX	2444.9	1	0	0	#	6.125	0.000	2444.9	0.0	0	0	TORRANCE	90503	19	30		03/26/2007	735000	N	0	10	0	06/01/2007	06/14/2007	724	119	72	479000		N	N
1941259312	50	12	P	1	6.5	0	468000	467957.44	70602	04/01/2007	03/01/2037	2535	360	357		80	GA	07/01/2007	567	MST	593000	0	1	1	XXXXXXXXXXXX	2735.74	1	0	0	#	6.500	0.000	2535	0.0	0	0	GAINESVILLE	30501	69	25		02/27/2007	585000	N	0	10	0	06/01/2007	06/14/2007	797	119	89.9	467909.66		N	N
1941269312	50	12	P	1	6.5	0	459000	459000	70602	04/01/2007	03/01/2037	2486.25	360	357		75	FL	06/01/2007	567	MST	612900	0	1	1	XXXXXXXXXXXX	3710.87	1	0	0	#	6.500	0.000	2486.25	0.0	0	0	PALM BEACH GARDENS	33418	50	33		02/21/2007	612000	N	0	10	0	06/01/2007	06/14/2007	689	119	75	459000		N	N
2941229312	50	21	N	1	6.375	0	496000	495971.12	70602	05/01/2007	04/01/2037	2635	360	358		80	WA	05/01/2007	567	MST	620000	0	1	1	XXXXXXXXXXXX	3171.12	1	0	0	#	6.375	0.000	2635	0.0	0	0	WOODINVILLE	98072	17	23		03/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	690	119	91.8	495971.12		N	N
2941249292	14	11	P	1	6.25	0	920000	920000	70602	06/01/2007	05/01/2037	4791.67	360	359		80	NY	06/01/2007	567	MST	1250000	0	1	1	XXXXXXXXXXXX	5095.27	2	0	0	#	6.250	0.000	4791.67	0.0	0	0	BROOKLYN	11215	24	43		04/17/2007	1150000	N	0	10	0	06/01/2007	06/14/2007	757	119	90	920000		N	N
2941249312	23	11	P	1	6.25	0	477900	477900	70602	06/01/2007	05/01/2037	2489.06	360	359		80	CA	05/01/2007	567	MST	597400	0	1	1	XXXXXXXXXXXX	2489.06	1	0	0	#	6.250	0.000	2489.06	0.0	0	0	REDWOOD CITY	94062	41	37		04/20/2007	597400	N	0	10	0	06/01/2007	06/14/2007	761	119	80	477900		N	N
2941259312	10	21	E	1	6.25	0	466000	466000	70602	05/01/2007	04/01/2037	2427.08	360	358		76.4	CA	05/01/2007	567	MST	610000	0	1	1	XXXXXXXXXXXX	3058.6	1	0	0	#	6.250	0.000	2427.08	0.0	0	0	CLOVIS	93619	10	38		03/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	746	119	76.4	466000		N	N
2941289312	10	11	P	1	6.25	0	424000	424000	70602	05/01/2007	04/01/2037	2208.33	360	358		80	CA	05/01/2007	567	MST	530000	0	1	1	XXXXXXXXXXXX	2765.33	1	0	0	#	6.250	0.000	2208.33	0.0	0	0	LONG BEACH	90808	19	39		03/21/2007	530000	N	0	10	0	06/01/2007	06/14/2007	731	119	80	424000		N	N
3941229312	50	21	E	1	6.25	0	496000	496000	70602	06/01/2007	05/01/2037	2583.33	360	359		79.4	WA	06/01/2007	567	MST	625000	0	1	1	XXXXXXXXXXXX	3045.14	1	0	0	#	6.250	0.000	2583.33	0.0	0	0	SAMMAMISH	98075	17	44		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	724	119	79.4	496000		N	N
3941239312	21	12	P	1	6.25	0	487500	487500	70602	06/01/2007	05/01/2037	2539.06	360	359		75	FL	05/01/2007	567	MST	725000	0	1	1	XXXXXXXXXXXX	2539.06	1	0	0	#	6.250	0.000	2539.06	0.0	0	0	SUNNY ISLES	33160	13	21		04/25/2007	650000	N	0	10	0	06/01/2007	06/14/2007	720	119	90	487500		N	N
3941269292	50	11	P	1	6.125	0	752100	751960.68	70602	04/01/2007	03/01/2037	3838.84	360	357		80	CA	06/01/2007	567	MST	949000	0	1	1	XXXXXXXXXXXX	4929.63	1	0	0	#	6.125	0.000	3838.84	0.0	0	0	MOORPARK	93021	56	44		02/22/2007	940164	N	0	10	0	06/01/2007	06/14/2007	788	119	90	751891.02		N	N
3941279302	50	21	E	1	5.75	0	550000	549635.42	70602	02/01/2007	01/01/2037	2635.42	360	355		40.8	FL	05/01/2007	567	MST	1350000	0	1	1	XXXXXXXXXXXX	2633.67	1	0	0	#	5.750	0.000	2635.42	0.0	0	0	BOCA RATON	33431	50	22		12/28/2006	0	N	0	10	0	06/01/2007	06/14/2007	783	119	40.8	549635.42		N	N
3941289312	10	21	N	1	6.25	0	422000	422000	70602	05/01/2007	04/01/2037	2197.92	360	358		79.3	CA	05/01/2007	567	MST	532500	0	1	1	XXXXXXXXXXXX	2461.59	1	0	0	#	6.250	0.000	2197.92	0.0	0	0	TORRANCE	90501	19	34		03/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	686	119	79.3	422000		N	N
3941299302	23	21	N	1	6.5	0	522000	522000	70602	05/01/2007	04/01/2037	2827.5	360	358		71.6	CA	06/01/2007	567	MST	730000	0	1	1	XXXXXXXXXXXX	2827.5	1	0	0	#	6.500	0.000	2827.5	0.0	0	0	ANAHEIM	92808	30	35		03/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	727	119	71.6	522000		N	N
4941239302	23	24	N	1	6.375	0	599000	599000	70602	05/01/2007	04/01/2037	3182.19	360	358		79.9	FL	06/01/2007	567	MST	750000	0	1	1	XXXXXXXXXXXX	3682.82	1	0	0	#	6.375	0.000	3182.19	0.0	0	0	NAPLES	34108	11	23		03/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	765	119	79.9	599000		N	N
4941239312	10	11	P	1	5.875	0	486000	485992.99	70602	03/01/2007	02/01/2037	2379.38	360	356		66.1	FL	06/01/2007	567	MST	746000	0	1	1	XXXXXXXXXXXX	3428.18	1	0	0	#	5.875	0.000	2379.38	0.0	0	0	SARASOTA	34231	58	39		01/23/2007	736000	N	0	10	0	06/01/2007	06/14/2007	769	119	66.1	485992.99		N	N
4941249292	10	11	P	1	6.125	0	920000	920000	70602	06/01/2007	05/01/2037	4695.83	360	359		80	CA	05/01/2007	567	MST	1150000	0	1	1	XXXXXXXXXXXX	4695.83	1	0	0	#	6.125	0.000	4695.83	0.0	0	0	WHITTIER	90605	19	36		04/02/2007	1150000	N	0	10	0	06/01/2007	06/14/2007	758	119	80	920000		N	N
4941249302	23	11	P	1	6.25	0	584100	584100	70602	05/01/2007	04/01/2037	3042.19	360	358		80	CA	05/01/2007	567	MST	731000	0	1	1	XXXXXXXXXXXX	3042.19	1	0	0	#	6.250	0.000	3042.19	0.0	0	0	LAGUNA NIGUEL	92677	30	43		03/14/2007	730215	N	0	10	0	06/01/2007	06/14/2007	812	119	90	584100		N	N
4941259302	10	21	E	1	6.375	0	571000	570000	70602	06/01/2007	05/01/2037	3033.44	360	359		51.3	CA	06/01/2007	567	MST	1115000	0	1	1	XXXXXXXXXXXX	3033.44	1	0	0	#	6.375	0.000	3033.44	0.0	0	0	MANHATTAN BEACH	90266	19	39		03/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	805	119	59.3	570000		N	N
4941259312	21	12	P	1	6.375	0	464000	464000	70602	05/01/2007	04/01/2037	2465	360	358		80	FL	06/01/2007	567	MST	580000	0	1	1	XXXXXXXXXXXX	2989.44	1	0	0	#	6.375	0.000	2465	0.0	0	0	PANAMA CITY	32408	3	19		03/27/2007	580000	N	0	10	0	06/01/2007	06/14/2007	752	119	80	464000		N	N
4941269302	50	11	P	1	6	0	563500	563500	70602	04/01/2007	03/01/2037	2817.5	360	357		80	CA	06/01/2007	567	MST	754000	0	1	1	XXXXXXXXXXXX	3717.34	1	0	0	#	6.000	0.000	2817.5	0.0	0	0	RAMONA	92065	37	43		02/26/2007	704437	N	0	10	0	06/01/2007	06/14/2007	733	119	95	563500		N	N
4941269312	10	21	E	1	6.5	0	450000	450000	70602	06/01/2007	05/01/2037	2437.5	360	359		78.3	CA	05/01/2007	567	MST	575000	0	1	1	XXXXXXXXXXXX	2390.63	1	0	0	#	6.500	0.000	2437.5	0.0	0	0	LIVERMORE	94550	1	34		04/17/2007	0	N	0	10	0	06/01/2007	06/14/2007	772	119	78.3	450000		N	N
5941209302	50	21	E	1	6.125	0	650000	650000	70602	04/01/2007	03/01/2037	3317.71	360	357		65.7	CA	05/01/2007	567	MST	990000	0	1	1	XXXXXXXXXXXX	3891.71	1	0	0	#	6.125	0.000	3317.71	0.0	0	0	SANTA ANA	92705	30	40		02/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	733	119	65.7	650000		N	N
5941209312	23	24	N	1	6.5	0	514400	514400	70602	03/01/2007	02/01/2037	2786.33	360	356		79.2	CA	05/01/2007	567	MST	650000	0	1	1	XXXXXXXXXXXX	2786.33	1	0	0	#	6.500	0.000	2786.33	0.0	0	0	SAN DIEGO	92122	37	38		02/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	712	119	79.2	514400		N	N
5941219312	10	21	E	1	6.375	0	500000	500000	70602	06/01/2007	05/01/2037	2656.25	360	359		76	WA	05/01/2007	567	MST	658000	0	1	1	XXXXXXXXXXXX	2990.69	1	0	0	#	6.375	0.000	2656.25	0.0	0	0	BELLEVUE	98005	17	39		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	694	119	76	500000		N	N
5941229292	10	11	P	1	6.5	0	1059150	1059150	70602	06/01/2007	05/01/2037	5737.06	360	359		75	WA	06/01/2007	567	MST	1425000	0	1	1	XXXXXXXXXXXX	6723.12	1	0	0	#	6.500	0.000	5737.06	0.0	0	0	MERCER ISLAND	98040	17	28		04/19/2007	1412200	N	0	10	0	06/01/2007	06/14/2007	693	119	75	1059150		N	N
5941249302	50	21	N	1	6.25	0	584000	584000	70602	06/01/2007	05/01/2037	3041.67	360	359		79	CA	06/01/2007	567	MST	740000	0	1	1	XXXXXXXXXXXX	3041.67	1	0	0	#	6.250	0.000	3041.67	0.0	0	0	PLEASANTON	94566	1	44		03/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	776	119	93.8	584000		N	N
5941259312	23	11	P	1	5.875	0	461200	461099.51	70602	05/01/2007	04/01/2037	2257.96	360	358		80	CA	06/01/2007	567	MST	582500	0	1	1	XXXXXXXXXXXX	2257.96	1	0	0	#	5.875	0.000	2257.96	0.0	0	0	ALISO VIEJO	92656	30	29		03/09/2007	576500	N	0	10	0	06/01/2007	06/14/2007	780	119	90	461099.51		N	N
5941289292	10	11	P	1	6.25	0	700000	700000	70602	05/01/2007	04/01/2037	3645.83	360	358		80	CA	06/01/2007	567	MST	875000	0	1	1	XXXXXXXXXXXX	3645.83	1	0	0	#	6.250	0.000	3645.83	0.0	0	0	REDDING	96001	45	41		03/28/2007	875000	N	0	10	0	06/01/2007	06/14/2007	736	119	80	700000		N	N
6941219292	10	21	N	1	6.25	0	1500000	1500000	70602	03/01/2007	02/01/2037	7812.5	360	356		75	TX	05/01/2007	567	MST	2000000	0	1	1	XXXXXXXXXXXX	7812.5	1	0	0	#	6.250	0.000	7812.5	0.0	0	0	SAN ANTONIO	78209	15	31		12/27/2006	0	N	0	10	0	06/01/2007	06/14/2007	707	119	75	1500000		N	N
6941219302	23	21	N	1	6.5	0	640000	640000	70602	05/01/2007	04/01/2037	3466.67	360	358		80	CA	06/01/2007	567	MST	800000	0	1	1	XXXXXXXXXXXX	3466.67	1	0	0	#	6.500	0.000	3466.67	0.0	0	0	EL SEGUNDO	90245	19	36		03/21/2007	0	N	0	10	0	06/01/2007	06/14/2007	769	119	88	640000		N	N
6941229302	10	21	N	1	6.25	0	611450	611450	70602	03/01/2007	02/01/2037	3184.64	360	356		64.9	FL	06/01/2007	567	MST	943000	0	1	1	XXXXXXXXXXXX	4292.41	1	0	0	#	6.250	0.000	3184.64	0.0	0	0	ORLANDO	32806	48	20		01/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	768	119	64.9	611450		N	N
6941229312	21	12	P	1	6.625	0	495200	495200	70602	04/01/2007	03/01/2037	2733.92	360	357		80	FL	06/01/2007	567	MST	620000	0	1	1	XXXXXXXXXXXX	2733.92	1	0	0	#	6.625	0.000	2733.92	0.0	0	0	SARASOTA	34236	58	19		02/09/2007	619000	N	0	10	0	06/01/2007	06/14/2007	792	119	80	495200		N	N
6941229322	10	21	N	1	6.375	0	328000	328000	70602	02/01/2007	01/01/2037	1742.5	360	355		80	CA	05/01/2007	567	MST	410000	0	1	1	XXXXXXXXXXXX	1742.5	1	0	0	#	6.375	0.000	1742.5	0.0	0	0	PITTSBURG	94565	7	45		12/18/2006	0	N	0	10	0	06/01/2007	06/14/2007	697	119	89.8	328000		N	N
6941239302	51	11	P	1	6	0	597750	590750	70602	04/01/2007	03/01/2037	2988.75	360	357		75	CA	06/01/2007	567	MST	797000	0	1	1	XXXXXXXXXXXX	2973.75	1	0	0	#	6.000	0.000	2988.75	0.0	0	0	BURLINGAME	94010	41	42		03/02/2007	797000	N	0	10	0	06/01/2007	06/14/2007	773	119	75	590750		N	N
6941239312	10	11	P	1	6.25	0	484000	484000	70602	03/01/2007	02/01/2037	2520.83	360	356		80	TX	06/01/2007	567	MST	610000	0	1	1	XXXXXXXXXXXX	2520.83	1	0	0	#	6.250	0.000	2520.83	0.0	0	0	BELLAIRE	77401	101	37		01/12/2007	605000	N	0	10	0	06/01/2007	06/14/2007	794	119	95	484000		N	N
6941249302	10	11	P	1	6.125	0	584000	583980.83	70602	05/01/2007	04/01/2037	2980.83	360	358		80	CA	05/01/2007	567	MST	750000	0	1	1	XXXXXXXXXXXX	2980.74	1	0	0	#	6.125	0.000	2980.83	0.0	0	0	SAND CITY	93955	27	45		03/26/2007	730000	N	0	10	0	06/01/2007	06/14/2007	749	119	89.6	583980.83		N	N
6941249312	50	21	N	1	6.25	0	472000	472000	70602	04/01/2007	03/01/2037	2458.33	360	357		80	GA	06/01/2007	567	MST	590000	0	1	1	XXXXXXXXXXXX	3521.08	1	0	0	#	6.250	0.000	2458.33	0.0	0	0	KENNESAW	30152	33	19		02/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	687	119	90	472000		N	N
6941259302	23	21	N	1	6.25	0	570000	570000	70602	04/01/2007	03/01/2037	2968.75	360	357		76	CA	06/01/2007	567	MST	750000	0	1	1	XXXXXXXXXXXX	2968.75	1	0	0	#	6.250	0.000	2968.75	0.0	0	0	LAGUNA NIGUEL	92677	30	44		02/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	788	119	76	570000		N	N
6941259312	50	21	N	1	6.5	0	460000	460000	70602	05/01/2007	04/01/2037	2491.67	360	358		80	TX	05/01/2007	567	MST	575000	0	1	1	XXXXXXXXXXXX	2491.67	1	0	0	#	6.500	0.000	2491.67	0.0	0	0	IRVING	75038	57	43		03/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	700	119	95	460000		N	N
6941269292	10	11	P	1	5.875	0	748000	748000	70602	04/01/2007	03/01/2037	3662.08	360	357		80	CA	05/01/2007	567	MST	940000	0	1	1	XXXXXXXXXXXX	3662.08	1	0	0	#	5.875	0.000	3662.08	0.0	0	0	REDONDO BEACH	90278	19	37		02/22/2007	935000	N	0	10	0	06/01/2007	06/14/2007	790	119	80	748000		N	N
6941269312	10	21	E	1	6.25	0	448000	448000	70602	06/01/2007	05/01/2037	2333.33	360	359		80	WA	06/01/2007	567	MST	560000	0	1	1	XXXXXXXXXXXX	2784.06	1	0	0	#	6.250	0.000	2333.33	0.0	0	0	NORMANDY PARK	98166	17	45		04/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	735	119	80	448000		N	N
6941289302	10	11	P	1	6	0	536000	536000	70602	06/01/2007	05/01/2037	2680	360	359		80	TX	06/01/2007	567	MST	685000	0	1	1	XXXXXXXXXXXX	4129.81	1	0	0	#	6.000	0.000	2680	0.0	0	0	DALLAS	75229	57	41		04/05/2007	670000	N	0	10	0	06/01/2007	06/14/2007	682	119	85	536000		N	N
7941209302	10	21	E	1	5.5	0	650000	650000	70602	04/01/2007	03/01/2037	2979.17	360	357		48.9	CA	06/01/2007	567	MST	1330000	0	1	1	XXXXXXXXXXXX	3571.51	1	0	0	#	5.500	0.000	2979.17	0.0	0	0	SAN DIEGO	92107	37	26		02/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	784	119	48.9	650000		N	N
7941229302	10	21	N	1	6.375	0	608000	608000	70602	05/01/2007	04/01/2037	3230	360	358		80	CA	05/01/2007	567	MST	760000	0	1	1	XXXXXXXXXXXX	3230	1	0	0	#	6.375	0.000	3230	0.0	0	0	DANA POINT	92629	30	43		03/14/2007	0	N	0	10	0	06/01/2007	06/14/2007	736	119	80	608000		N	N
7941229312	10	21	E	1	6.375	0	495000	495000	70602	04/01/2007	03/01/2037	2629.69	360	357		75	UT	05/01/2007	567	MST	660000	0	1	1	XXXXXXXXXXXX	2925.93	1	0	0	#	6.375	0.000	2629.69	0.0	0	0	SANTA CLARA	84765	27	16		02/15/2007	0	N	0	10	0	06/01/2007	06/14/2007	688	119	75	495000		N	N
7941239302	50	21	N	1	6.375	0	594600	594600	70602	03/01/2007	02/01/2037	3158.81	360	356		54.1	TX	06/01/2007	567	MST	1100000	0	1	1	XXXXXXXXXXXX	3158.81	1	0	0	#	6.375	0.000	3158.81	0.0	0	0	HEATH	75032	199	38		01/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	732	119	54.1	594600		N	N
7941249292	10	11	P	1	6.5	0	910000	910000	70602	05/01/2007	04/01/2037	4929.17	360	358		80	AL	06/01/2007	567	MST	1200000	0	1	1	XXXXXXXXXXXX	5691.87	1	0	0	#	6.500	0.000	4929.17	0.0	0	0	BIRMINGHAM	35242	59	35		03/28/2007	1137500	N	0	10	0	06/01/2007	06/14/2007	676	119	90	910000		N	N
7941269312	50	21	N	1	6.625	0	448000	448000	70602	05/01/2007	04/01/2037	2473.33	360	358		80	CA	06/01/2007	567	MST	560000	0	1	1	XXXXXXXXXXXX	2473.33	1	0	0	#	6.625	0.000	2473.33	0.0	0	0	TRACY	95304	39	41		03/14/2007	0	N	0	10	0	06/01/2007	06/14/2007	758	119	95	448000		N	N
7941289302	10	21	N	1	6.25	0	536000	536000	70602	06/01/2007	05/01/2037	2791.67	360	359		80	CA	05/01/2007	567	MST	670000	0	1	1	XXXXXXXXXXXX	2791.67	1	0	0	#	6.250	0.000	2791.67	0.0	0	0	VISTA	92084	37	37		04/13/2007	0	N	0	10	0	06/01/2007	06/14/2007	704	119	90	536000		N	N
8941229302	10	21	E	1	6.75	0	605000	605000	70602	04/01/2007	03/01/2037	3403.12	360	357		46.6	CA	06/01/2007	567	MST	1300000	0	1	1	XXXXXXXXXXXX	3403.13	1	0	0	#	6.750	0.000	3403.12	0.0	0	0	LA CANADA FLINTRIDGE	91011	19	41		02/21/2007	0	N	0	10	0	06/01/2007	06/14/2007	738	119	46.6	605000		N	N
8941229312	10	21	N	1	6.25	0	493600	493540	70602	05/01/2007	04/01/2037	2570.83	360	358		80	CA	06/01/2007	567	MST	617000	0	1	1	XXXXXXXXXXXX	2570.52	1	0	0	#	6.250	0.000	2570.83	0.0	0	0	SALINAS	93901	27	44		03/15/2007	0	N	0	10	0	06/01/2007	06/14/2007	786	119	90	493540		N	N
8941239292	10	11	P	1	6.25	0	975000	975000	70602	05/01/2007	04/01/2037	5078.12	360	358		76.5	CA	05/01/2007	567	MST	1275000	0	1	1	XXXXXXXXXXXX	5078.13	1	0	0	#	6.250	0.000	5078.12	0.0	0	0	MORGAN HILL	95037	43	34		03/09/2007	1275000	N	0	10	0	06/01/2007	06/14/2007	733	119	76.5	975000		N	N
8941249302	10	21	E	1	6.5	0	580000	580000	70602	05/01/2007	04/01/2037	3141.67	360	358		68.3	CA	06/01/2007	567	MST	850000	0	1	1	XXXXXXXXXXXX	3336.85	1	0	0	#	6.500	0.000	3141.67	0.0	0	0	SAN DIEGO	92107	37	45		03/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	770	119	68.3	580000		N	N
8941249312	10	21	E	1	6.125	0	470000	470000	70602	05/01/2007	04/01/2037	2398.96	360	358		78.9	FL	05/01/2007	567	MST	596000	0	1	1	XXXXXXXXXXXX	2986.38	1	0	0	#	6.125	0.000	2398.96	0.0	0	0	HOLLYWOOD	33029	6	45		03/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	665	119	78.9	470000		N	N
8941269292	10	11	P	1	6.375	0	745350	745350	70602	04/01/2007	03/01/2037	3959.67	360	357		70	CA	05/01/2007	567	MST	1065000	0	1	1	XXXXXXXXXXXX	3959.67	1	0	0	#	6.375	0.000	3959.67	0.0	0	0	SAN CARLOS	94070	41	40		02/20/2007	1065000	N	0	10	0	06/01/2007	06/14/2007	790	119	70	745350		N	N
8941299302	50	11	P	1	6	0	520000	520000	70602	05/01/2007	04/01/2037	2600	360	358		80	CA	06/01/2007	567	MST	650000	0	1	1	XXXXXXXXXXXX	2600	1	0	0	#	6.000	0.000	2600	0.0	0	0	CARLSBAD	92008	37	42		03/12/2007	650000	N	0	10	0	06/01/2007	06/14/2007	810	119	90	520000		N	N
8951229062	50	21	N	1	5.625	0	536000	526396.89	70615	02/01/2007	01/01/2022	4415.2	180	175	C	80	MD	06/01/2007	31	CMI	670000	0	1	1	XXXXXXXXX000	4956.89	1	0	0	#	0.000	0.000	0	0.0	0	0	ROCKVILLE	20852	16	34.82		12/22/2006	0	N	0	10	0	06/01/2007	06/14/2007	758	123	80	526396.89	CMI	N	N
9707976259	10	24	N	1	6	3	1910000	1896831.82	70615	05/01/2007	04/01/2022	16117.67	180	178	C	50.263	NY	06/01/2007	31	CMI	3800000	0	1	1	000000000000	16117.67	1	0	0	#	0.000	0.000	0	0.0	0	0	E HAMPTON	11937	52	37.69		01/23/2006	0	N	0	146	992	06/01/2007	06/14/2007	773	123	50.26	1896831.82	CMI	Y	N
0748965309	50	12	P	1	6	3	600000	597936.86	70615	06/01/2007	05/01/2022	5063.14	180	179	C	71.856	FL	06/01/2007	31	CMI	835000	0	1	1	XXXXXXXX0000	5255.14	1	0	0	#	0.000	0.000	0	0.0	0	0	VERO BEACH	32963	31	45.28		04/09/2007	835000	N	0	146	992	06/01/2007	06/14/2007	723	122	71.86	597936.86	CMI	Y	N
0767946009	10	21	E	1	5.625	3	500000	468352.88	70615	12/01/2005	11/01/2020	4118.66	180	161	C	9.09	NC	06/01/2007	31	CMI	5500000	0	1	1	000000000000	4118.66	1	0	0	#	0.000	0.000	0	0.0	0	0	ASHEVILLE	28803	11	13.37		10/21/2005	0	N	0	10	0	06/01/2007	06/14/2007	746	107	9.09	468352.88	CMI	N	N
0776905489	10	21	N	1	6	3	1000000	996561.43	70615	06/01/2007	05/01/2022	8438.57	180	179	C	16.666	CA	06/01/2007	31	CMI	6000000	0	1	1	XXXXXXXXXX00	8438.57	1	0	0	#	0.000	0.000	0	0.0	0	0	PALO ALTO	94301	43	32.57		04/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	790	115	18.56	996561.43	CMI	N	N
1727965989	50	11	P	1	5.875	3	823200	820339.09	70615	06/01/2007	05/01/2022	6891.16	180	179	C01	80	TX	05/01/2007	31	CMI	1150000	0	1	1	XXXXXXXXX000	6891.16	1	0	0	#	0.000	0.000	0	0.0	0	0	LEWISVILLE	75056	61	0		04/25/2007	1029000	N	0	146	992	06/01/2007	06/14/2007	726	110	80	823200	CMI	Y	N
2707925459	10	21	N	1	6.25	3	450000	447485.35	70615	06/01/2007	05/01/2022	3858.4	180	179	C	31.034	CA	06/01/2007	31	CMI	1450000	0	1	1	XXXXXXXXXX00	3858.4	1	0	0	#	0.000	0.000	0	0.0	0	0	N HOLLYWOOD	91602	19	22.45		04/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	762	109	32.4	447485.35	CMI	N	N
2767945549	21	11	P	1	5.5	3	764000	761259.15	70615	06/01/2007	05/01/2022	6242.52	180	179	C01	80	NY	05/01/2007	31	CMI	955000	0	1	1	XXXXXXXXX000	6242.52	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10280	31	40.35		04/24/2007	955000	N	0	10	0	06/01/2007	06/14/2007	722	115	80	764000	CMI	N	N
2787935849	10	21	E	1	5.5	3	535000	533080.68	70615	06/01/2007	05/01/2022	4371.4	180	179	C	68.943	CA	06/01/2007	31	CMI	776000	0	1	1	XXXXXXXXX000	4371.4	1	0	0	#	0.000	0.000	0	0.0	0	0	CLAREMONT	91711	19	45.54		04/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	795	123	68.94	533080.68	CMI	N	N
3718985619	10	21	N	1	5.75	3	616600	612258.08	70615	05/01/2007	04/01/2022	5120.31	180	178	C	56.054	CA	06/01/2007	31	CMI	1100000	0	1	1	XXXXXXXX0000	5120.31	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN MATEO	94402	41	38.95		03/06/2007	0	N	0	10	0	06/01/2007	06/14/2007	796	115	56.05	612258.08	CMI	N	N
3756995459	10	11	P	1	5.625	3	650000	650000	70615	07/01/2007	06/01/2022	5354.26	180	180	C	43.521	CA	06/01/2007	31	CMI	1495000	0	1	1	XXXXXXXXXX00	5354.26	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94705	1	26.52		05/02/2007	1493500	N	0	146	992	06/01/2007	06/14/2007	776	110	43.52	650000	CMI	Y	N
3758925889	36	11	P	1	6.25	0	508000	508000	70615	07/01/2007	06/01/2022	4355.71	180	180	C	80	NY	06/01/2007	31	CMI	645000	0	1	1	XXXXXXXX0000	4355.71	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10002	31	44.3		05/08/2007	635000	N	0	10	0	06/01/2007	06/14/2007	774	116	80	508000	CMI	N	N
3767925459	10	21	E	1	5.875	3	695000	692402.6	70615	06/01/2007	05/01/2022	5817.97	180	179	C	37.567	CA	06/01/2007	31	CMI	1850000	0	1	1	XXXXXXXXX000	5817.97	1	0	0	#	0.000	0.000	0	0.0	0	0	ANAHEIM	92807	30	23.57		04/24/2007	0	N	0	146	992	06/01/2007	06/14/2007	735	117	37.57	692402.6	CMI	Y	N
3776935689	50	21	E	1	5.625	3	480000	480000	70615	07/01/2007	06/01/2022	3953.91	180	180	C	80	VA	06/01/2007	31	CMI	600000	0	1	1	XXXXXXXXXX00	4389.91	1	0	0	#	0.000	0.000	0	0.0	0	0	CENTREVILLE	20120	29	40		05/04/2007	0	N	0	10	424	06/01/2007	06/14/2007	737	107	80	480000	CMI	N	N
4727955369	10	21	E	1	6.125	3	735000	735000	70615	07/01/2007	06/01/2022	6252.09	180	180	C	50.689	CA	06/01/2007	31	CMI	1450000	0	1	1	XXXXXXXXX000	6252.09	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94117	38	35.97		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	628	117	50.69	735000	CMI	N	N
4729905759	36	11	P	1	5.625	3	235000	126825.56	70615	05/01/2007	04/01/2022	1935.77	180	178	C	69.732	NY	10/01/2007	31	CMI	340000	0	1	1	XXXXXXX00000	1935.77	1	0	0	#	0.000	0.000	0	0.0	0	0	FOREST HILLS	11375	41	33.58		03/19/2007	337000	N	0	10	0	06/01/2007	06/14/2007	754	115	69.73	121422.61	CMI	N	N
4788935619	21	24	E	1	6.25	3	1820000	1807716.23	70615	05/01/2007	04/01/2022	15605.1	180	178	C	68.679	FL	06/01/2007	31	CMI	2650000	0	1	1	XXXXXXX00000	17965.1	1	0	0	#	0.000	0.000	0	0.0	0	0	KEY BISCAYNE	33149	13	40.24		04/02/2007	0	N	0	146	993	06/01/2007	06/14/2007	777	123	70	1807716.23	CMI	Y	N
4796965319	50	21	E	1	6.125	3	525000	523213.91	70615	06/01/2007	05/01/2022	4465.78	180	179	C	67.307	AZ	06/01/2007	31	CMI	780000	0	1	1	XXXXXXXXXX00	4910.78	1	0	0	#	0.000	0.000	0	0.0	0	0	TEMPE	85284	7	28.98		04/27/2007	0	N	0	10	0	06/01/2007	06/14/2007	762	117	67.31	523213.91	CMI	N	N
4951289962	50	21	N	1	6.25	0	540000	532672.68	70615	03/01/2007	02/01/2022	4630.08	180	176	C	75.524	AZ	06/01/2007	31	CMI	715000	0	1	1	XXXXXXXX0000	5039.63	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85257	7	44.89		01/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	746	123	75.52	532672.68	CMI	N	N
5951289962	50	21	N	1	5.875	0	1400000	1375432.76	70615	02/01/2007	01/01/2022	11719.7	180	175	C	43.343	AZ	06/01/2007	31	CMI	3230000	0	1	1	XXXXXXXX0000	11719.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85255	7	11.85		12/07/2006	0	N	0	10	0	06/01/2007	06/14/2007	786	123	43.34	1375432.76	CMI	N	N
6746935999	10	21	E	1	5.875	3	480000	480000	70615	07/01/2007	06/01/2022	4018.17	180	180	C	68.571	NJ	06/01/2007	31	CMI	700000	0	1	1	XXXXXXXXXX00	4018.17	1	0	0	#	0.000	0.000	0	0.0	0	0	READINGTON	8822	10	35.37		04/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	801	107	68.57	480000	CMI	N	N
6746975019	50	24	E	1	5.875	0	275000	273581.59	70615	06/01/2007	05/01/2022	2302.08	180	179	C	68.75	NV	06/01/2007	31	CMI	400000	0	1	1	XXXXXXXXXX00	2566.08	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89148	2	23.32		04/27/2007	0	N	0	10	420	06/01/2007	06/14/2007	805	410	68.75	273581.59	CMI	N	N
6756975999	10	21	E	1	5.875	3	518000	518000	70615	07/01/2007	06/01/2022	4336.27	180	180	C	70	PA	06/01/2007	31	CMI	740000	0	1	1	XXXXXXXXXX00	4336.27	1	0	0	#	0.000	0.000	0	0.0	0	0	QUAKERTOWN	18951	9	24.87		05/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	696	107	70	518000	CMI	N	N
6786955689	50	21	N	1	5.875	3	595000	595000	70615	07/01/2007	06/01/2022	4980.86	180	180	C	62.303	FL	06/01/2007	31	CMI	955000	0	1	1	XXXXXXXXXX00	6229.86	1	0	0	#	0.000	0.000	0	0.0	0	0	STUART	34997	43	37.28		05/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	795	107	62.3	595000	CMI	N	N
6951289962	10	21	N	1	6	0	656000	644570.87	70615	02/01/2007	01/01/2022	5535.51	180	175	C	75.229	MA	06/01/2007	31	CMI	872000	0	1	1	XXXXXXXX0000	6562.43	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2458	9	38.16		12/06/2006	0	N	0	10	0	06/01/2007	06/14/2007	681	123	75.23	644570.87	CMI	N	N
7737925399	10	21	N	1	5.75	3	422000	420517.75	70615	06/01/2007	05/01/2022	3504.33	180	179	C	54.451	OR	06/01/2007	31	CMI	775000	0	1	1	XXXXXXXXX000	3504.33	1	0	0	#	0.000	0.000	0	0.0	0	0	LK OSWEGO	97035	26	0		04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	793	115	54.45	420517.75	CMI	N	N
7786945259	10	12	P	1	5.75	3	587500	587500	70615	07/01/2007	06/01/2022	4878.66	180	180	C	50	NJ	06/01/2007	31	CMI	1175000	0	1	1	XXXXXXXXXX00	5894.66	1	0	0	#	0.000	0.000	0	0.0	0	0	SPRING LAKE	7762	13	14.37		05/15/2007	1175000	N	0	146	992	06/01/2007	06/14/2007	776	122	50	587500	CMI	Y	N
7795915869	10	21	N	1	6.25	3	867000	864081.77	70615	06/01/2007	05/01/2022	7433.86	180	179	C	73.787	RI	06/01/2007	31	CMI	1175000	0	1	1	XXXXXXXXXXX0	8590.86	1	0	0	#	0.000	0.000	0	0.0	0	0	SOUTH KINGSTOWN	2874	15	39.59		04/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	777	123	73.79	864081.77	CMI	N	N
8728965259	21	11	P	1	6	3	620000	620000	70615	07/01/2007	06/01/2022	5231.91	180	180	C	56.363	IL	06/01/2007	31	CMI	1100000	0	1	1	XXXXXXXX0000	6235.91	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60606	16	39.11		05/04/2007	1130000	N	0	146	992	06/01/2007	06/14/2007	793	110	56.36	620000	CMI	Y	N
8737935339	50	21	N	1	5.75	3	608000	608000	70615	07/01/2007	06/01/2022	5048.89	180	180	C	36.848	AZ	06/01/2007	31	CMI	1650000	0	1	1	XXXXXXXXX000	6051.89	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85718	10	20.18		05/01/2007	0	N	0	146	992	06/01/2007	06/14/2007	801	110	36.85	608000	CMI	Y	N
8746985089	10	11	P	1	5.125	3	137000	137000	70615	07/01/2007	06/01/2022	1092.33	180	180	C	76.111	SD	06/01/2007	31	CMI	185000	0	1	1	XXXXXXXXXX00	1390.33	1	0	0	#	0.000	0.000	0	0.0	0	0	SIOUX FALLS	57108	41	41.8		05/14/2007	180000	N	0	10	0	06/01/2007	06/14/2007	708	118	90	137000	CMI	N	N
9706985299	10	11	P	1	5.875	3	291200	291200	70630	07/01/2007	06/01/2037	1722.56	360	360	C	80	NY	06/01/2007	35	CMI	365000	0	1	1	XXXXXXXXXXX0	2396.56	1	0	0	#	0.000	0.000	0	0.0	0	0	SELDEN	11784	52	39.61		05/16/2007	364000	N	0	10	420	06/01/2007	06/14/2007	752	410	80	291200	CMI	N	N
9707945759	10	21	E	1	6.375	3	508000	506948.53	70630	06/01/2007	05/01/2027	3750.22	240	239	C	67.733	CA	06/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	3750.22	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94618	1	44.32		04/20/2007	0	N	0	10	811	06/01/2007	06/14/2007	669	117	67.73	506948.53	CMI	N	N
9728945559	51	21	E	1	6.5	3	683000	682382.56	70630	06/01/2007	05/01/2037	4317.02	360	359	C	65.047	CA	06/01/2007	35	CMI	1050000	0	1	1	XXXXXXXX0000	4317.02	1	0	0	#	0.000	0.000	0	0.0	0	0	OXNARD	93035	56	39.63		04/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	788	117	65.05	682382.56	CMI	N	N
9737905729	10	12	P	1	6.125	3	268000	267367.92	70630	06/01/2007	05/01/2037	1628.4	360	359	C	80	GA	06/01/2007	35	CMI	270000	0	1	1	XXXXXXXXX000	1628.4	1	0	0	#	0.000	0.000	0	0.0	0	0	LK PK	31636	92	12.8	DC	04/17/2007	268000	N	0	146	992	06/01/2007	06/14/2007	809	116	100	267367.92	CMI	Y	N
9756955759	10	11	P	1	6.25	3	693000	693000	70630	07/01/2007	06/01/2037	4266.92	360	360	C	79.838	IL	06/01/2007	35	CMI	870000	0	1	1	XXXXXXXXXX00	5218.92	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMHURST	60126	22	56.03		05/11/2007	868000	N	0	10	0	06/01/2007	06/14/2007	802	107	79.84	693000	CMI	N	N
9757935489	21	11	P	1	6.125	3	1000000	1000000	70630	07/01/2007	06/01/2037	6076.11	360	360	C	77.22	NY	06/01/2007	35	CMI	1295000	0	1	1	XXXXXXXXX000	7129.11	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10028	31	40.31		05/14/2007	1295000	N	0	10	0	06/01/2007	06/14/2007	766	115	90	1000000	CMI	N	N
9757965979	14	11	P	1	6.125	3	580000	579436.28	70630	06/01/2007	05/01/2037	3524.14	360	359	C	80	NY	06/01/2007	35	CMI	740000	0	1	1	XXXXXXXXX000	3869.14	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11233	24	35.66		04/30/2007	725000	N	0	10	0	06/01/2007	06/14/2007	725	116	90	579436.28	CMI	N	N
9758995239	10	11	P	1	6.25	3	612000	611419.31	70630	06/01/2007	05/01/2037	3768.19	360	359	C	80	IL	06/01/2007	35	CMI	770000	0	1	1	XXXXXXXX0000	4885.19	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERSIDE	60546	16	38.91		05/01/2007	765000	N	0	10	0	06/01/2007	06/14/2007	797	115	95	611419.31	CMI	N	N
9766925779	50	11	P	1	6.25	3	500000	500000	70630	07/01/2007	06/01/2037	3078.59	360	360	C	46.728	CA	06/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92620	30	22.48		05/09/2007	1070000	N	0	10	0	06/01/2007	06/14/2007	811	115	46.73	500000	CMI	N	N
9766945609	50	11	P	1	6.25	3	546000	545481.93	70630	06/01/2007	05/01/2037	3361.82	360	359	C	80	FL	06/01/2007	35	CMI	683000	0	1	1	XXXXXXXXXX00	4467.82	1	0	0	#	0.000	0.000	0	0.0	0	0	POMPANO BCH	33067	6	21.99		04/30/2007	682500	N	0	10	0	06/01/2007	06/14/2007	748	115	87.18	545481.93	CMI	N	N
9766945829	10	11	P	1	6.375	3	500000	500000	70630	07/01/2007	06/01/2037	3119.35	360	360	C	80	MA	06/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXX00	3605.35	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2458	9	35.21		05/14/2007	625000	N	0	10	0	06/01/2007	06/14/2007	745	107	90	500000	CMI	N	N
9766975729	10	11	P	1	6.25	0	437500	433907.66	70630	07/01/2007	06/01/2037	2693.76	360	360	C	50	CA	06/01/2007	35	CMI	875000	0	1	1	XXXXXXXXXX00	3591.76	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	91423	19	11.8		04/30/2007	875000	N	0	10	0	06/01/2007	06/14/2007	795	122	50	433907.66	CMI	N	N
9777915529	10	11	P	1	6.125	3	708000	708000	70630	07/01/2007	06/01/2037	4301.88	360	360	C	80	WA	06/01/2007	35	CMI	885000	0	1	1	XXXXXXXXX000	4791.88	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEVUE	98006	17	36.41		05/02/2007	885000	N	0	10	0	06/01/2007	06/14/2007	683	110	80	708000	CMI	N	N
9786985859	50	11	P	1	6.375	3	577300	577300	70630	07/01/2007	06/01/2037	3601.6	360	360	C	79.627	VA	06/01/2007	35	CMI	748000	0	1	1	XXXXXXXXXX00	4253.6	1	0	0	#	0.000	0.000	0	0.0	0	0	ASHBURN	20147	53	49.48		05/08/2007	725000	N	0	10	423	06/01/2007	06/14/2007	788	107	89.99	577300	CMI	N	N
9786995189	10	11	P	1	6.375	3	644000	644000	70630	07/01/2007	06/01/2037	4017.72	360	360	C	80	CA	06/01/2007	35	CMI	805000	0	1	1	XXXXXXXXXX00	4017.72	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95117	43	37.06		05/04/2007	805000	N	0	10	0	06/01/2007	06/14/2007	710	115	95	644000	CMI	N	N
9796915549	10	21	E	1	6.5	3	566000	565488.32	70630	06/01/2007	05/01/2037	3577.51	360	359	C01	55.219	CA	05/01/2007	35	CMI	1025000	0	1	1	XXXXXXXXXX00	3577.51	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90046	19	7.18		04/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	802	117	55.22	566000	CMI	N	N
9941229532	23	11	P	1	6.25	3	436000	435170.45	70630	05/01/2007	04/01/2037	2684.53	360	358	C01	80	NJ	05/01/2007	35	CMI	550000	0	1	1	XXXXXXXXXX00	3183.46	1	0	0	#	0.000	0.000	0	0.0	0	0	HOBOKEN	7030	9	33.17		03/22/2007	545000	N	0	10	0	06/01/2007	06/14/2007	796	122	80	435586.3	CMI	N	N
0707955259	10	21	E	1	6.25	3	553000	552475.29	70630	06/01/2007	05/01/2037	3404.92	360	359	C	70	PA	06/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXX00	4089.92	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYNE	19087	15	31.08		04/24/2007	0	N	0	10	422	06/01/2007	06/14/2007	651	107	72.76	552475.29	CMI	N	N
0708935339	10	11	P	1	6.5	3	600000	600000	70630	07/01/2007	06/01/2037	3792.41	360	360	C	73.17	NH	06/01/2007	35	CMI	820000	0	1	1	XXXXXXXX0000	4959.41	1	0	0	#	0.000	0.000	0	0.0	0	0	PORTSMOUTH	3801	8	36.2		05/15/2007	950000	N	0	10	0	06/01/2007	06/14/2007	749	107	73.17	600000	CMI	N	N
0717955619	10	21	N	1	6.125	3	450000	450000	70630	07/01/2007	06/01/2037	2734.25	360	360	C	77.72	CA	06/01/2007	35	CMI	579000	0	1	1	XXXXXXXXX000	3472.25	1	0	0	#	0.000	0.000	0	0.0	0	0	CORONA	92880	33	0		05/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	680	123	89.81	450000	CMI	N	N
0718945069	36	11	P	1	6.25	3	183760	183485.64	70630	06/01/2007	05/01/2037	1131.44	360	359	C	80	NY	06/01/2007	35	CMI	231000	0	1	1	XXXXXXXX0000	1131.44	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND GDNS	11364	41	32.88		04/24/2007	229700	N	0	10	0	06/01/2007	06/14/2007	778	122	80	183485.64	CMI	N	N
0719935779	21	11	P	1	6.5	3	870000	869213.51	70630	06/01/2007	05/01/2037	5498.99	360	359	C	51.176	MA	06/01/2007	35	CMI	1700000	0	1	1	XXXXXXX00000	5498.99	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2215	13	0		04/17/2007	1700000	N	0	10	0	06/01/2007	06/14/2007	779	111	53.59	869213.51	CMI	N	N
0727935849	10	11	P	1	6.25	3	455000	454568.28	70630	06/01/2007	05/01/2037	2801.51	360	359	C	47.643	CA	06/01/2007	35	CMI	960000	0	1	1	XXXXXXXXX000	2801.51	1	0	0	#	0.000	0.000	0	0.0	0	0	VENTURA	93003	56	19.05		04/17/2007	955000	N	0	10	0	06/01/2007	06/14/2007	662	122	47.64	454568.28	CMI	N	N
0737955549	10	21	N	1	6.25	3	490000	489535.07	70630	06/01/2007	05/01/2037	3017.01	360	359	C	74.809	CA	06/01/2007	35	CMI	655000	0	1	1	XXXXXXXXX000	3017.01	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94602	1	39.33		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	782	115	74.81	489535.07	CMI	N	N
0738905989	36	11	P	1	6.5	3	540000	540000	70630	07/01/2007	06/01/2037	3413.17	360	360	C	80	NY	06/01/2007	35	CMI	675000	0	1	1	XXXXXXXX0000	3413.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10022	31	29.48		05/09/2007	675000	N	0	10	0	06/01/2007	06/14/2007	756	115	80	540000	CMI	N	N
0748995489	36	11	P	1	6.5	3	1000000	1000000	70630	07/01/2007	06/01/2037	6320.68	360	360	C	70.175	NY	06/01/2007	35	CMI	1425000	0	1	1	XXXXXXXX0000	6320.68	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	35.33		05/15/2007	1425000	N	0	10	0	06/01/2007	06/14/2007	810	115	70.18	1000000	CMI	N	N
0757965509	10	11	P	1	6.375	3	462400	461971.73	70630	06/01/2007	05/01/2037	2884.77	360	359	C	80	IL	06/01/2007	35	CMI	578000	0	1	1	XXXXXXXXX000	3524.77	1	0	0	#	0.000	0.000	0	0.0	0	0	ARLINGTON HEIGHT	60005	16	44.47		04/27/2007	578000	N	0	10	0	06/01/2007	06/14/2007	766	115	86.07	461971.73	CMI	N	N
0757985469	10	21	E	1	6.25	3	650000	649383.26	70630	06/01/2007	05/01/2037	4002.16	360	359	C	65	FL	06/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	6010.16	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI	33133	13	49.78		04/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	675	107	65	649383.26	CMI	N	N
0758935569	10	11	P	8	6.125	3	425000	425000	70630	07/01/2007	06/01/2037	2582.34	360	360	C	85	NY	06/01/2007	35	CMI	505000	0	1	1	XXXXXXXX0000	3388.34	1	0	0	#	0.000	0.000	0	0.0	0	0	BAYVILLE	11709	30	0	HD	05/07/2007	500000	N	12	10	0	06/01/2007	06/14/2007	722	115	85	425000	CMI	N	N
0766915149	10	21	N	1	6.25	3	466000	465557.84	70630	06/01/2007	05/01/2037	2869.24	360	359	C	79.931	CA	06/01/2007	35	CMI	583000	0	1	1	XXXXXXXXXX00	2869.24	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94619	1	27.96		04/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	789	107	79.93	465557.84	CMI	N	N
0766985199	10	21	E	1	6.5	3	500000	500000	70630	07/01/2007	06/01/2037	3160.34	360	360	C	75.757	MN	06/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	3160.34	1	0	0	#	0.000	0.000	0	0.0	0	0	CLEAR LAKE	55319	71	49.68		05/14/2007	0	N	0	10	0	06/01/2007	06/14/2007	755	107	75.76	500000	CMI	N	N
0776905109	50	21	E	1	6.5	3	425000	425000	70630	07/01/2007	06/01/2037	2686.29	360	360	C	77.981	CA	06/01/2007	35	CMI	545000	0	1	1	XXXXXXXXXX00	3053.29	1	0	0	#	0.000	0.000	0	0.0	0	0	PICO RIVERA	90660	19	27.91		04/27/2007	0	N	0	10	0	06/01/2007	06/14/2007	788	114	77.98	425000	CMI	N	N
1707925169	33	11	P	1	6.25	3	865000	864179.26	70630	06/01/2007	05/01/2037	5325.95	360	359	C	77.578	CA	06/01/2007	35	CMI	1115000	0	1	1	XXXXXXXXXX00	5325.95	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94123	38	29.79		04/23/2007	1115000	N	0	10	0	06/01/2007	06/14/2007	706	115	77.58	864179.26	CMI	N	N
1726945629	10	21	E	1	6.25	3	482000	482000	70630	07/01/2007	06/01/2037	2967.75	360	360	C	53.555	CA	06/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXXX0	2967.75	1	0	0	#	0.000	0.000	0	0.0	0	0	DALY CITY	94015	41	41.98		05/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	728	107	53.56	482000	CMI	N	N
1736905659	50	11	P	1	6.125	3	536000	536000	70630	07/01/2007	06/01/2037	3256.79	360	360	C	80	TX	06/01/2007	35	CMI	705000	0	1	1	XXXXXXXXXX00	3256.79	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77079	101	29.22		05/01/2007	670000	N	0	10	0	06/01/2007	06/14/2007	786	104	80	536000	CMI	N	N
1737915729	10	21	N	1	6.25	3	486000	486000	70630	07/01/2007	06/01/2037	2992.39	360	360	C	68.45	NJ	06/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	3646.39	1	0	0	#	0.000	0.000	0	0.0	0	0	BERGENFIELD	7621	2	51.5		05/08/2007	0	N	0	10	0	06/01/2007	06/14/2007	652	123	92.25	486000	CMI	N	N
1738935379	36	11	P	1	6.25	3	975000	975000	70630	07/01/2007	06/01/2037	6003.24	360	360	C	75	NY	06/01/2007	35	CMI	1300000	0	1	1	XXXXXXXX0000	6003.24	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10017	31	37.19		05/03/2007	1300000	N	0	10	0	06/01/2007	06/14/2007	771	115	75	975000	CMI	N	N
1738965289	21	11	P	1	6.25	3	548000	547480.04	70630	06/01/2007	05/01/2037	3374.13	360	359	C	80	NJ	06/01/2007	35	CMI	685000	0	1	1	XXXXXXXX0000	4085.13	1	0	0	#	0.000	0.000	0	0.0	0	0	HOBOKEN	7030	9	0		04/30/2007	685000	N	0	10	0	06/01/2007	06/14/2007	792	111	80	547480.04	CMI	N	N
1747945679	23	11	P	1	6.25	3	482400	481942.28	70630	06/01/2007	05/01/2037	2970.22	360	359	C	80	CT	07/01/2007	35	CMI	605000	0	1	1	XXXXXXXXX000	3464.22	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6905	1	36.47		04/23/2007	603000	N	0	10	0	06/01/2007	06/14/2007	755	115	95	481482.18	CMI	N	N
1748935819	36	11	P	1	6.125	3	250000	250000	70630	07/01/2007	06/01/2037	1519.03	360	360	C	71.428	NY	06/01/2007	35	CMI	350000	0	1	1	XXXXXXXX0000	1519.03	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BCH	11561	30	0		05/04/2007	350000	N	0	10	0	06/01/2007	06/14/2007	693	111	88.57	250000	CMI	N	N
1756915909	50	11	P	8	6.625	3	484500	484500	70630	07/01/2007	06/01/2037	3102.31	360	360	C	95	PR	06/01/2007	35	CMI	550000	0	1	1	XXXXXXXXXX00	3276.31	1	0	0	#	0.000	0.000	0	0.0	0	0	DORADO	0 646	5	36.2	HD	05/04/2007	510000	N	30	10	0	06/01/2007	06/14/2007	654	122	95	484500	CMI	N	N
1766925469	10	11	P	1	6.625	3	600000	599470.63	70630	06/01/2007	05/01/2037	3841.87	360	359	C	80	CA	06/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	3841.87	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN GABRIEL	91775	19	42.53		04/27/2007	750000	N	0	10	0	06/01/2007	06/14/2007	733	107	80	599470.63	CMI	N	N
1767905589	10	11	P	1	6.125	3	900000	899125.26	70630	06/01/2007	05/01/2037	5468.49	360	359	C	80	IL	06/01/2007	35	CMI	1125000	0	1	1	XXXXXXXXX000	5868.49	1	0	0	#	0.000	0.000	0	0.0	0	0	GLEN ELLYN	60137	22	5.89		04/30/2007	1125000	N	0	10	0	06/01/2007	06/14/2007	684	116	80	899125.26	CMI	N	N
1776975989	10	11	P	1	6.375	3	512000	512000	70630	07/01/2007	06/01/2037	3194.21	360	360	C	78.769	OR	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3871.21	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWPORT	97365	21	32.72		05/10/2007	650000	N	0	10	0	06/01/2007	06/14/2007	744	107	78.77	512000	CMI	N	N
1778955829	36	11	P	1	6.25	3	156000	156000	70630	07/01/2007	06/01/2037	960.52	360	360	C	80	NY	06/01/2007	35	CMI	195000	0	1	1	XXXXXXX00000	960.52	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW ROCHELLE	10801	60	27.75		05/10/2007	195000	N	0	10	0	06/01/2007	06/14/2007	776	122	80	156000	CMI	N	N
1786915519	50	12	P	1	6.25	3	491000	490534.11	70630	06/01/2007	05/01/2037	3023.18	360	359	C	69.645	DE	06/01/2007	35	CMI	725000	0	1	1	XXXXXXXXXX00	3297.18	1	0	0	#	0.000	0.000	0	0.0	0	0	OCEAN VIEW	19970	3	10.08		04/20/2007	705000	N	0	10	0	06/01/2007	06/14/2007	763	107	69.64	490534.11	CMI	N	N
1786925599	10	11	P	1	6.25	3	530000	529497.12	70630	06/01/2007	05/01/2037	3263.3	360	359	C	74.964	CA	06/01/2007	35	CMI	710000	0	1	1	XXXXXXXXXX00	3263.3	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95133	43	33.63		04/26/2007	707000	N	0	10	0	06/01/2007	06/14/2007	739	115	74.96	529497.12	CMI	N	N
1786955429	50	11	P	1	6.75	3	535000	535000	70630	07/01/2007	06/01/2037	3470	360	360	C	48.858	CA	06/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	4694	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS GATOS	95032	43	41.94		05/08/2007	1095000	N	0	10	0	06/01/2007	06/14/2007	764	115	48.86	535000	CMI	N	N
1786975199	10	21	E	1	6.375	0	450000	450000	70630	07/01/2007	06/01/2037	2807.41	360	360	C	43.902	NY	06/01/2007	35	CMI	1025000	0	1	1	XXXXXXXXXX00	4168.41	1	0	0	#	0.000	0.000	0	0.0	0	0	GREAT NECK	11023	30	38.1		05/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	779	117	43.9	450000	CMI	N	N
1796915009	10	21	E	1	6.5	3	202500	202316.94	70630	06/01/2007	05/01/2037	1279.94	360	359	C	75	AZ	06/01/2007	35	CMI	270000	0	1	1	XXXXXXXXXX00	1431.94	1	0	0	#	0.000	0.000	0	0.0	0	0	PEORIA	85381	7	37.7		04/23/2007	0	N	0	151	0	06/01/2007	06/14/2007	664	117	75	202316.94	CMI	N	N
1796935289	10	21	N	1	6.25	3	914000	913999.9	70630	07/01/2007	06/01/2037	5627.66	360	360	C	38.403	MA	07/01/2007	35	CMI	2380000	0	1	1	XXXXXXXXXX00	7032.66	1	0	0	#	0.000	0.000	0	0.0	0	0	CAMBRIDGE	2138	9	6.05		04/27/2007	0	N	0	10	0	06/01/2007	06/14/2007	726	107	38.4	913132.66	CMI	N	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth	RELOCATION LOAN
1798925289	21	11	P	1	6.125	3	576000	576000	70630	07/01/2007	06/01/2037	3499.84	360	360	C	80	NY	06/01/2007	35	CMI	730000	0	1	1	XXXXXXX00000	3933.84	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10016	31	27.13		05/16/2007	720000	N	0	10	0	06/01/2007	06/14/2007	771	115	81.39	576000	CMI	N	N
2709935079	50	21	E	1	5.75	3	550000	549425.77	70630	06/01/2007	05/01/2037	3209.65	360	359	C	25	FL	06/01/2007	35	CMI	2200000	0	1	1	XXXXXXX00000	4252.65	1	0	0	#	0.000	0.000	0	0.0	0	0	SARASOTA	34236	58	41.06		04/25/2007	0	N	0	146	992	06/01/2007	06/14/2007	736	123	25	549425.77	CMI	Y	N
2717915319	50	21	N	1	5.625	3	502000	502000	70630	07/01/2007	06/01/2037	2889.8	360	360	C	72.753	MD	06/01/2007	35	CMI	690000	0	1	1	XXXXXXXXX000	3609.8	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPER MARLBORO	20774	17	35.52		05/09/2007	0	N	0	10	811	06/01/2007	06/14/2007	692	115	72.75	502000	CMI	N	N
2717945879	10	11	P	1	6.25	3	519200	518704.17	70630	06/01/2007	05/01/2037	3196.8	360	359	C	80	CA	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	3196.8	1	0	0	#	0.000	0.000	0	0.0	0	0	RODEO	94572	7	47.95		04/30/2007	649000	N	0	10	0	06/01/2007	06/14/2007	754	122	80	518704.17	CMI	N	N
2717945949	10	21	E	1	6.25	3	480000	480000	70630	07/01/2007	06/01/2037	2955.44	360	360	C	73.846	TX	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	3781.44	1	0	0	#	0.000	0.000	0	0.0	0	0	EL PASO	79912	71	50.71		05/08/2007	0	N	0	130	422	06/01/2007	06/14/2007	664	107	73.85	480000	CMI	N	N
2718985919	10	11	P	1	6	3	524000	523478.36	70630	06/01/2007	05/01/2037	3141.64	360	359	C	80	NY	06/01/2007	35	CMI	655000	0	1	1	XXXXXXXX0000	3664.64	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10605	60	32.28		05/04/2007	655000	N	0	10	0	06/01/2007	06/14/2007	790	115	90	523478.36	CMI	N	N
2727975519	10	21	E	1	6.25	3	555000	555000	70630	07/01/2007	06/01/2037	3417.23	360	360	C	65.371	IL	06/01/2007	35	CMI	849000	0	1	1	XXXXXXXXX000	4569.23	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK PK	60304	16	0		05/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	677	123	65.37	555000	CMI	N	N
2736915119	50	21	N	1	6.5	3	495000	495000	70630	07/01/2007	06/01/2037	3128.74	360	360	C	30	NY	06/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXXXX0	3128.74	1	0	0	#	0.000	0.000	0	0.0	0	0	DIX HILLS	11746	52	48.36		05/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	738	107	30	495000	CMI	N	N
2739925669	36	11	P	1	6.125	3	150000	150000	70630	07/01/2007	06/01/2037	911.42	360	360	C	62.5	NY	06/01/2007	35	CMI	245000	0	1	1	XXXXXX000000	911.42	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11235	24	0		05/07/2007	240000	N	0	10	0	06/01/2007	06/14/2007	757	115	62.5	150000	CMI	N	N
2747925579	10	21	E	1	6.625	3	500000	500000	70630	07/01/2007	06/01/2037	3201.55	360	360	C	73.637	CA	06/01/2007	35	CMI	679000	0	1	1	XXXXXXXXX000	3201.55	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT	91789	19	30.15		05/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	680	123	73.64	500000	CMI	N	N
2747925989	10	21	E	1	6.375	3	850000	849212.74	70630	06/01/2007	05/01/2037	5302.89	360	359	C	36.956	NJ	06/01/2007	35	CMI	2300000	0	1	1	XXXXXXXXX000	5302.89	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGEWOOD	7450	2	18.59		04/26/2007	0	N	0	146	992	06/01/2007	06/14/2007	748	123	55.43	849212.74	CMI	Y	N
2747955409	10	21	N	1	6.125	3	566543	566543	70630	07/01/2007	06/01/2037	3442.37	360	360	C	72.079	CA	06/01/2007	35	CMI	786000	0	1	1	XXXXXXXXX000	3685.37	1	0	0	#	0.000	0.000	0	0.0	0	0	BEN LOMOND	95005	44	0		05/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	669	123	72.08	566543	CMI	N	N
2747965519	36	11	P	1	6.375	3	550000	550000	70630	07/01/2007	06/01/2037	3431.28	360	360	C	56.994	NY	06/01/2007	35	CMI	965000	0	1	1	XXXXXXXXX000	3431.28	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	32.51		05/11/2007	965000	N	0	10	0	06/01/2007	06/14/2007	802	107	56.99	550000	CMI	N	N
2748995619	11	11	P	1	6.125	3	485600	485128.02	70630	06/01/2007	05/01/2037	2950.56	360	359	C	80	NY	06/01/2007	35	CMI	607000	0	1	1	XXXXXXXX0000	3256.56	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODSIDE	11377	41	33.99		04/26/2007	607000	N	0	10	0	06/01/2007	06/14/2007	706	115	85	485128.02	CMI	N	N
2756905749	10	12	P	1	6.375	3	600000	600000	70630	07/01/2007	06/01/2037	3743.22	360	360	C	72.727	NJ	06/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXX00	4492.22	1	0	0	#	0.000	0.000	0	0.0	0	0	MANASQUAN	8736	13	4.33		05/15/2007	825000	N	0	146	993	06/01/2007	06/14/2007	792	122	72.73	600000	CMI	Y	N
2756905839	23	11	P	1	6.125	3	640000	640000	70630	07/01/2007	06/01/2037	3888.71	360	360	C	64.646	CA	06/01/2007	35	CMI	990000	0	1	1	XXXXXXXXXX00	3888.71	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94133	38	51.89		05/09/2007	990000	N	0	10	811	06/01/2007	06/14/2007	713	122	64.65	640000	CMI	N	N
2757905269	51	21	N	1	6.25	3	236300	236075.79	70630	06/01/2007	05/01/2037	1454.94	360	359	C	79.44	TX	06/01/2007	35	CMI	268000	0	1	1	XXXXXXXXX000	1454.94	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78759	227	23.28	DC	04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	705	110	88.17	236075.79	CMI	N	N
2766985619	10	11	P	1	6.375	3	500000	499536.9	70630	06/01/2007	05/01/2037	3119.35	360	359	C	80	AZ	06/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	PEORIA	85383	7	16.93		04/30/2007	625000	N	0	10	0	06/01/2007	06/14/2007	763	122	80	499536.9	CMI	N	N
2767925559	10	11	P	1	6.375	0	553600	553087.26	70630	06/01/2007	05/01/2037	3453.74	360	359	C	80	NY	06/01/2007	35	CMI	695000	0	1	1	XXXXXXXXX000	3453.74	1	0	0	#	0.000	0.000	0	0.0	0	0	GLEN COVE	11542	30	27.68		04/19/2007	692000	N	0	10	0	06/01/2007	06/14/2007	735	107	94.99	553087.26	CMI	N	N
2767995369	21	11	P	1	6.25	3	476000	475548.36	70630	06/01/2007	05/01/2037	2930.81	360	359	C	80	NY	06/01/2007	35	CMI	615000	0	1	1	XXXXXXXXX000	2930.81	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11217	24	36.58		04/30/2007	595000	N	0	10	0	06/01/2007	06/14/2007	788	115	80	475548.36	CMI	N	N
2776915569	21	11	P	1	6.25	3	495023	495023	70630	07/01/2007	06/01/2037	3047.94	360	360	C	45.002	IL	06/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	4018.94	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	14.7		05/08/2007	1100000	N	0	10	0	06/01/2007	06/14/2007	724	107	79.91	495023	CMI	N	N
2776925979	11	11	P	1	6.75	3	584005	584005	70630	07/01/2007	06/01/2037	3787.85	360	360	C	78.389	PA	06/01/2007	35	CMI	745000	0	1	1	XXXXXXXXXX00	4474.85	1	0	0	#	0.000	0.000	0	0.0	0	0	PHILADELPHIA	19103	51	53.91		05/01/2007	745000	N	0	10	0	06/01/2007	06/14/2007	723	107	78.39	584005	CMI	N	N
2776985039	10	21	E	1	6.25	3	560000	560000	70630	07/01/2007	06/01/2037	3448.02	360	360	C	65.497	NY	06/01/2007	35	CMI	855000	0	1	1	XXXXXXXXXX00	4674.02	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN CITY	11530	30	33.1		04/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	738	123	65.5	560000	CMI	N	N
2787925729	10	11	P	1	6.125	3	450000	450000	70630	07/01/2007	06/01/2037	2734.25	360	360	C	52.941	CT	06/01/2007	35	CMI	925000	0	1	1	XXXXXXXXX000	4187.25	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWALK	6850	1	28.19		05/08/2007	850000	N	0	10	0	06/01/2007	06/14/2007	675	115	52.94	450000	CMI	N	N
2787965189	10	21	E	1	6.5	3	877000	876206.71	70630	06/01/2007	05/01/2037	5543.24	360	359	C	64.962	CT	06/01/2007	35	CMI	1350000	0	1	1	XXXXXXXXX000	6497.24	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENWICH	6831	1	35.03		04/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	738	114	64.96	876206.71	CMI	N	N
2796935029	10	21	N	1	6.125	3	500000	500000	70630	07/01/2007	06/01/2037	3038.05	360	360	C	56.818	IL	06/01/2007	35	CMI	880000	0	1	1	XXXXXXXXXX00	4176.05	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60622	16	38.65		05/07/2007	0	N	0	10	0	06/01/2007	06/14/2007	721	107	56.82	500000	CMI	N	N
2796965029	50	11	P	1	6.375	3	591950	591401.73	70630	06/01/2007	05/01/2037	3693	360	359	C	79.863	WA	06/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	4193	1	0	0	#	0.000	0.000	0	0.0	0	0	REDMOND	98053	17	39.02		04/26/2007	741200	N	0	10	0	06/01/2007	06/14/2007	719	107	89.98	591401.73	CMI	N	N
2797905819	36	21	E	1	6.25	3	261778	261529.62	70630	06/01/2007	05/01/2037	1611.81	360	359	C	61.594	NY	07/01/2007	35	CMI	425000	0	1	1	XXXXXXXX0000	1611.81	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10128	31	45.73		04/24/2007	0	N	0	151	0	06/01/2007	06/14/2007	733	107	61.59	261279.94	CMI	N	N
2798925059	10	11	P	1	6	3	480000	480000	70630	07/01/2007	06/01/2037	2877.84	360	360	C	80	CA	06/01/2007	35	CMI	640000	0	1	1	XXXXXXX00000	2877.84	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDALE	91208	19	20.72		05/07/2007	600000	N	0	10	0	06/01/2007	06/14/2007	796	122	80	480000	CMI	N	N
2798995459	10	11	P	1	6.25	3	540000	540000	70630	07/01/2007	06/01/2037	3324.87	360	360	C	80	LA	06/01/2007	35	CMI	710000	0	1	1	XXXXXXX00000	4413.87	1	0	0	#	0.000	0.000	0	0.0	0	0	METAIRIE	70001	26	28.83		05/08/2007	675000	N	0	10	0	06/01/2007	06/14/2007	809	107	90	540000	CMI	N	N
3707985309	10	11	P	1	6.375	3	456000	455577.65	70630	06/01/2007	05/01/2037	2844.85	360	359	C	80	IL	06/01/2007	35	CMI	570000	0	1	1	XXXXXXXXXX00	3426.85	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60646	16	40.98		04/30/2007	570000	N	0	10	0	06/01/2007	06/14/2007	786	107	80	455577.65	CMI	N	N
3717965799	23	21	N	1	6.25	3	585000	584444.93	70630	06/01/2007	05/01/2037	3601.95	360	359	C01	56.796	CA	05/01/2007	35	CMI	1030000	0	1	1	XXXXXXXXX000	3601.95	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90094	19	32.85		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	791	115	56.8	585000	CMI	N	N
3717995059	10	11	P	1	6.25	3	600000	599430.7	70630	06/01/2007	05/01/2037	3694.3	360	359	C	68.807	CA	06/01/2007	35	CMI	951000	0	1	1	XXXXXXXXX000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	CUPERTINO	95014	43	30.63		04/04/2007	872000	N	0	10	0	06/01/2007	06/14/2007	801	115	68.81	599430.7	CMI	N	N
3717995129	10	21	N	1	6.25	3	520000	519506.6	70630	06/01/2007	05/01/2037	3201.73	360	359	C	61.176	CA	06/01/2007	35	CMI	850000	0	1	1	XXXXXXXXX000	3201.73	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNNYVALE	94087	43	41.53		04/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	802	115	61.18	519506.6	CMI	N	N
3727925029	50	21	N	1	6.25	3	576300	575753.18	70630	06/01/2007	05/01/2037	3548.38	360	359	C01	41.164	CA	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXX000	3548.38	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK PARK	91377	56	24.17		04/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	685	115	44.57	576300	CMI	N	N
3727925929	10	11	P	1	6.25	3	476700	476700	70630	07/01/2007	06/01/2037	2935.12	360	360	C	71.362	IL	06/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	2935.12	1	0	0	#	0.000	0.000	0	0.0	0	0	GLEN ELLYN	60137	22	0		05/10/2007	668000	N	0	10	0	06/01/2007	06/14/2007	711	115	71.36	476700	CMI	N	N
3728945849	36	12	P	1	6.5	3	500000	500000	70630	07/01/2007	06/01/2037	3160.34	360	360	C	80	NY	06/01/2007	35	CMI	635000	0	1	1	XXXXXXXX0000	3160.34	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	35.5		05/08/2007	625000	N	0	10	0	06/01/2007	06/14/2007	792	122	80	500000	CMI	N	N
3747935409	10	21	E	1	6.25	3	475000	474473.96	70630	06/01/2007	05/01/2037	2924.66	360	359	C	70.895	CA	06/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	2924.66	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA CLARITA	91390	19	43.16		04/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	768	123	70.89	474473.96	CMI	N	N
3748965939	11	11	P	1	6.125	3	510000	510000	70630	07/01/2007	06/01/2037	3098.81	360	360	C	79.069	NY	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXX0000	3098.81	1	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11358	41	35.83		05/17/2007	645000	N	0	10	0	06/01/2007	06/14/2007	669	115	86.82	510000	CMI	N	N
3757925299	10	21	N	1	6.25	3	612300	612300	70630	07/01/2007	06/01/2037	3770.04	360	360	C	72.633	LA	06/01/2007	35	CMI	843000	0	1	1	XXXXXXXXX000	3770.04	1	0	0	#	0.000	0.000	0	0.0	0	0	MANDEVILLE	70471	52	36.28		05/11/2007	0	N	0	10	0	06/01/2007	06/14/2007	678	123	72.63	612300	CMI	N	N
3767945649	10	11	P	1	6.125	3	496000	496000	70630	07/01/2007	06/01/2037	3013.75	360	360	C	80	NY	06/01/2007	35	CMI	630000	0	1	1	XXXXXXXXX000	3046.75	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11216	24	24.18		05/11/2007	620000	N	0	10	0	06/01/2007	06/14/2007	757	116	91.94	496000	CMI	N	N
3776955089	10	21	E	1	6.375	3	565000	565000	70630	07/01/2007	06/01/2037	3524.86	360	360	C	46.311	CA	06/01/2007	35	CMI	1220000	0	1	1	XXXXXXXXXX00	3524.86	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNNYVALE	94087	43	36.8		05/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	749	117	54.51	565000	CMI	N	N
3787975109	36	11	P	1	6.25	3	625000	625000	70630	07/01/2007	06/01/2037	3848.23	360	360	C	49.019	NY	06/01/2007	35	CMI	1275000	0	1	1	XXXXXXXXX000	3848.23	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10024	31	0		05/08/2007	1275000	N	0	146	992	06/01/2007	06/14/2007	798	116	49.02	625000	CMI	Y	N
3796965489	50	11	P	1	7.5	3	731200	730657.33	70630	06/01/2007	05/01/2037	5112.66	360	359	C	80	PA	06/01/2007	35	CMI	915000	0	1	1	XXXXXXXXXX00	6556.66	1	0	0	#	0.000	0.000	0	0.0	0	0	CHESTER SPGS	19425	15	32.84		05/01/2007	914000	N	0	10	0	06/01/2007	06/14/2007	764	107	89.98	730657.33	CMI	N	N
3797985349	50	21	N	1	6.25	3	551000	550477.19	70630	06/01/2007	05/01/2037	3392.6	360	359	C	47.913	CA	06/01/2007	35	CMI	1150000	0	1	1	XXXXXXXX0000	3392.6	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92606	30	43.17		04/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	710	110	50.09	550477.19	CMI	N	N
3941219472	10	11	P	1	6.125	3	500000	499025.58	70630	05/01/2007	04/01/2037	3038.05	360	358	C	80	CO	06/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXXX0	3393.15	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK CREEK	80467	54	40.17		03/29/2007	625000	N	0	10	0	06/01/2007	06/14/2007	786	122	80	499025.58	CMI	N	N
3941229532	10	11	P	1	6.125	3	800000	798440.91	70630	05/01/2007	04/01/2037	4860.89	360	358	C	80	GA	06/01/2007	35	CMI	1005000	0	1	1	XXXXXXXXXX00	4860.89	1	0	0	#	0.000	0.000	0	0.0	0	0	SANDY SPRINGS	30327	60	43		03/26/2007	1000000	N	0	10	0	06/01/2007	06/14/2007	746	122	80	798440.91	CMI	N	N
4707935919	31	11	P	1	6.125	3	476000	476000	70630	07/01/2007	06/01/2037	2892.23	360	360	C	80	IL	06/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	2892.23	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	30.8		05/11/2007	595000	N	0	10	0	06/01/2007	06/14/2007	772	122	80	476000	CMI	N	N
4707945469	14	11	P	1	6.25	3	600000	600000	70630	07/01/2007	06/01/2037	3694.3	360	360	C	77.419	NY	06/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXX00	3694.3	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11220	24	38.44		05/15/2007	775000	N	0	10	0	06/01/2007	06/14/2007	780	115	77.42	600000	CMI	N	N
4712956599	10	11	P	1	6.25	3	544220	543703.62	70630	06/01/2007	05/01/2037	3350.86	360	359	C	80	PA	06/01/2007	35	CMI	682000	0	1	1	XX0000000000	4383.86	1	0	0	#	0.000	0.000	0	0.0	0	0	VENETIA	15367	62	41.7		04/20/2007	680275	N	0	10	0	06/01/2007	06/14/2007	722	115	94.99	543703.62	CMI	N	N
4717915959	50	21	E	1	6.375	3	515000	515000	70630	07/01/2007	06/01/2037	3212.93	360	360	C	67.763	AZ	06/01/2007	35	CMI	760000	0	1	1	XXXXXXXXX000	3542.93	1	0	0	#	0.000	0.000	0	0.0	0	0	FOUNTAIN HILLS	85268	7	40.04		04/27/2007	0	N	0	10	424	06/01/2007	06/14/2007	703	107	67.76	515000	CMI	N	N
4728905419	23	24	E	1	6.375	3	840000	839121.99	70630	06/01/2007	05/01/2037	5240.51	360	359	C	54.193	CO	06/01/2007	35	CMI	1550000	0	1	1	XXXXXXXX0000	5240.51	1	0	0	#	0.000	0.000	0	0.0	0	0	VAIL	81657	19	39.22		04/19/2007	0	N	0	146	992	06/01/2007	06/14/2007	732	123	54.19	839121.99	CMI	Y	N
4736955979	10	24	N	1	6.25	3	995000	995000	70630	07/01/2007	06/01/2037	6126.39	360	360	C	67.687	MA	06/01/2007	35	CMI	1470000	0	1	1	XXXXXXXXXX00	6126.39	1	0	0	#	0.000	0.000	0	0.0	0	0	NANTUCKET	2554	10	48.6		05/10/2007	0	N	0	10	424	06/01/2007	06/14/2007	730	107	67.69	995000	CMI	N	N
4737905319	50	21	E	1	6.375	3	518000	518000	70630	07/01/2007	06/01/2037	3231.65	360	360	C	53.128	CA	06/01/2007	35	CMI	975000	0	1	1	XXXXXXXXX000	3231.65	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN RAFAEL	94903	21	46.7		05/07/2007	0	N	0	10	0	06/01/2007	06/14/2007	786	123	53.13	518000	CMI	N	N
4737935409	10	21	N	1	6.25	3	558000	557470.55	70630	06/01/2007	05/01/2037	3435.7	360	359	C	76.648	CA	06/01/2007	35	CMI	728000	0	1	1	XXXXXXXXX000	3435.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN CARLOS	94070	41	24.88		04/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	792	117	82.39	557470.55	CMI	N	N
4747955029	23	11	P	1	6.25	3	624000	623407.92	70630	06/01/2007	05/01/2037	3842.08	360	359	C01	80	MA	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	4646.08	1	4	0	#	6.250	0.000	3842.08	0.0	0	000	WAYLAND	1778	9	44.03		05/01/2007	780000	Y	0	10	423	06/01/2007	06/14/2007	674	107	89.62	624000	CMI	N	N
4749955269	10	21	E	1	6.125	3	525000	524489.73	70630	06/01/2007	05/01/2037	3189.96	360	359	C	35	NJ	06/01/2007	35	CMI	1500000	0	1	1	XXXXXX000000	4419.96	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATHAM	7928	14	0		04/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	745	117	36.84	524489.73	CMI	N	N
4756925259	10	21	E	1	6.25	3	472000	472000	70630	07/01/2007	06/01/2037	2906.19	360	360	C	80	CA	06/01/2007	35	CMI	590000	0	1	1	XXXXXXXXXX00	2906.19	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN GROVE	92843	30	40.46		05/01/2007	0	N	0	10	422	06/01/2007	06/14/2007	712	107	80	472000	CMI	N	N
4756975179	50	11	P	1	6.25	3	800000	799240.93	70630	06/01/2007	05/01/2037	4925.74	360	359	C	69.937	AL	06/01/2007	35	CMI	1160000	0	1	1	XXXXXXXXXX00	5659.74	1	0	0	#	0.000	0.000	0	0.0	0	0	BIRMINGHAM	35242	37	23.49		04/27/2007	1143875	N	0	10	0	06/01/2007	06/14/2007	737	116	69.94	799240.93	CMI	N	N
4757965199	10	21	E	1	5.875	0	418650	418223.17	70630	06/01/2007	05/01/2037	2476.47	360	359	C	45.259	NY	06/01/2007	35	CMI	925000	0	1	1	XXXXXXXXX000	2476.47	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11223	24	34.53		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	708	117	45.26	418223.17	CMI	N	N
4757975399	36	21	E	1	6.5	0	640000	640000	70630	07/01/2007	06/01/2037	4045.24	360	360	C	69.565	NY	06/01/2007	35	CMI	920000	0	1	1	XXXXXXXXX000	4045.24	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	25.71		05/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	797	107	69.57	640000	CMI	N	N
4766915339	11	11	P	1	6	3	540000	540000	70630	07/01/2007	06/01/2037	3237.57	360	360	C	80	DC	06/01/2007	35	CMI	680000	0	1	1	XXXXXXXXXX00	3648.57	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20010	1	35.13		05/11/2007	675000	N	0	10	0	06/01/2007	06/14/2007	769	107	94.99	540000	CMI	N	N
4767965249	10	21	N	1	6.25	3	535000	534492.37	70630	06/01/2007	05/01/2037	3294.09	360	359	C	69.934	NJ	06/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	3294.09	1	0	0	#	0.000	0.000	0	0.0	0	0	RANDOLPH	7869	14	22.58		04/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	794	109	69.93	534492.37	CMI	N	N
4778995309	10	11	P	1	5.875	3	512000	512000	70630	07/01/2007	06/01/2037	3028.67	360	360	C	80	NY	06/01/2007	35	CMI	640000	0	1	1	XXXXXXX00000	3385.67	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODHAVEN	11421	41	29.57		05/02/2007	640000	N	0	10	0	06/01/2007	06/14/2007	694	115	80	512000	CMI	N	N
4796925689	23	11	P	1	6.375	3	454180	454180	70630	07/01/2007	06/01/2037	2833.49	360	360	C	80	CA	06/01/2007	35	CMI	567725	0	1	1	XXXXXXXXXX00	2833.49	1	0	0	#	0.000	0.000	0	0.0	0	0	LA CRESCENTA	91214	19	34.92		05/02/2007	567725	N	0	10	0	06/01/2007	06/14/2007	737	122	80	454180	CMI	N	N
4796945499	36	11	P	1	6.375	3	486750	486750	70630	07/01/2007	06/01/2037	3036.69	360	360	C	75	NY	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3036.69	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10022	31	36.42		05/14/2007	649000	N	0	10	423	06/01/2007	06/14/2007	776	107	75	486750	CMI	N	N
4798975849	36	21	N	1	6.25	3	900000	899146.05	70630	06/01/2007	05/01/2037	5541.45	360	359	C	50	NY	06/01/2007	35	CMI	1800000	0	1	1	XXXXXXX00000	5541.45	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10023	31	28.8		04/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	777	123	50	899146.05	CMI	N	N
4941219472	10	11	P	1	6.25	3	502400	501437.49	70630	05/01/2007	04/01/2037	3093.36	360	358	C	80	CA	06/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXXX0	3093.36	1	0	0	#	0.000	0.000	0	0.0	0	0	SOUTH EL MONTE	91733	19	43.41		03/07/2007	628000	N	0	10	0	06/01/2007	06/14/2007	772	122	80	501437.49	CMI	N	N
5706905229	10	21	N	1	6.625	3	664000	663414.17	70630	06/01/2007	05/01/2037	4251.66	360	359	C	80	KY	06/01/2007	35	CMI	830000	0	1	1	XXXXXXXXXXX0	4895.66	1	0	0	#	0.000	0.000	0	0.0	0	0	GEORGETOWN	40324	105	44.54		04/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	752	107	89.9	663414.17	CMI	N	N
5717915959	10	21	E	1	6.5	3	650000	648674.6	70630	06/01/2007	05/01/2027	4846.23	240	239	C01	51.587	PA	05/01/2007	35	CMI	1260000	0	1	1	XXXXXXXXX000	6432.23	1	0	0	#	0.000	0.000	0	0.0	0	0	GLADWYNE	19035	46	36.07		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	720	107	51.59	650000	CMI	N	N
5726965329	50	11	P	1	6.375	3	550000	550000	70630	07/01/2007	06/01/2037	3431.29	360	360	C	61.11	TX	06/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXXX0	3431.29	1	0	0	#	0.000	0.000	0	0.0	0	0	PLANO	75093	43	19.51		05/24/2007	900003	N	0	10	0	06/01/2007	06/14/2007	793	107	61.11	550000	CMI	N	N
5726975229	10	21	E	1	6.5	3	485000	485000	70630	07/01/2007	06/01/2037	3065.52	360	360	C	69.285	NY	06/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXXX0	4128.52	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW ROCHELLE	10804	60	23.45		05/17/2007	0	N	0	10	0	06/01/2007	06/14/2007	710	107	69.29	485000	CMI	N	N
5727985009	14	11	P	1	6.25	3	645000	644388	70630	06/01/2007	05/01/2037	3971.38	360	359	C	64.5	NY	06/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	4559.38	2	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11355	41	40.11		05/02/2007	1210000	N	0	10	422	06/01/2007	06/14/2007	706	107	80	644388	CMI	N	N
5731976159	10	11	P	1	6.125	3	464000	463549.02	70630	06/01/2007	05/01/2037	2819.31	360	359	C	80	NJ	06/01/2007	35	CMI	585000	0	1	1	XXX000000000	3605.31	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERVALE	7675	2	44.17		04/25/2007	580000	N	0	10	0	06/01/2007	06/14/2007	706	115	89.99	463549.02	CMI	N	N
5746985139	10	21	N	1	6.75	0	249000	249000	70630	07/01/2007	06/01/2037	1615.01	360	360	C	65.526	WA	06/01/2007	35	CMI	380000	0	1	1	XXXXXXXXXX00	1929.01	1	0	0	#	0.000	0.000	0	0.0	0	0	VASHON	98070	17	39.38		05/03/2007	0	N	0	10	420	06/01/2007	06/14/2007	676	410	65.53	249000	CMI	N	N
5747935599	50	12	P	1	6.25	3	460000	460000	70630	07/01/2007	06/01/2037	2832.3	360	360	C	80	MD	06/01/2007	35	CMI	580000	0	1	1	XXXXXXXXX000	3169.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BERLIN	21811	24	0		05/04/2007	575000	N	0	10	0	06/01/2007	06/14/2007	757	115	80	460000	CMI	N	N
5748995009	10	21	N	1	6.25	0	535000	534492.37	70630	06/01/2007	05/01/2037	3294.09	360	359	C	24.318	CA	06/01/2007	35	CMI	2200000	0	1	1	XXXXXXXX0000	3294.09	1	0	0	#	0.000	0.000	0	0.0	0	0	MENLO PARK	94025	41	12.73		04/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	707	117	24.32	534492.37	CMI	N	N
5756915719	50	11	P	1	6.25	3	680500	680500	70630	07/01/2007	06/01/2037	4189.96	360	360	C	50	IL	06/01/2007	35	CMI	1361000	0	1	1	XXXXXXXXXX00	4853.96	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG GROVE	60047	49	20.41		05/08/2007	1361000	N	0	10	0	06/01/2007	06/14/2007	790	107	82.33	680500	CMI	N	N
5756995529	10	21	E	1	6.25	3	455000	455000	70630	07/01/2007	06/01/2037	2801.52	360	360	C	67.91	CA	06/01/2007	35	CMI	670000	0	1	1	XXXXXXXXXX00	3049.52	1	0	0	#	0.000	0.000	0	0.0	0	0	ONTARIO	91762	36	29.56		04/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	783	104	67.91	455000	CMI	N	N
5757935709	10	21	N	1	7.75	0	850000	849400.08	70630	06/01/2007	05/01/2037	6089.5	360	359	C	65.637	MO	06/01/2007	35	CMI	1295000	0	1	1	XXXXXXXXX000	7125.5	1	0	0	#	0.000	0.000	0	0.0	0	0	ST LOUIS	63124	95	29.75		04/17/2007	0	N	0	10	0	06/01/2007	06/14/2007	765	108	72.77	849400.08	CMI	N	N
5766915789	50	21	E	1	6.75	3	558500	558500	70630	07/01/2007	06/01/2037	3622.42	360	360	C	62.752	AZ	06/01/2007	35	CMI	890000	0	1	1	XXXXXXXXXX00	3622.42	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85258	7	31.75		05/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	758	107	62.75	558500	CMI	N	N
5767915219	50	21	E	1	6.25	3	469800	469354.24	70630	06/01/2007	05/01/2037	2892.64	360	359	C01	78.3	CA	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	2892.64	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO CUCAMONGA	91730	36	41.27		04/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	761	123	78.3	469800	CMI	N	N
5767955039	10	21	N	1	6.25	3	500000	499524.17	70630	06/01/2007	05/01/2037	3078.59	360	359	C	65.789	CA	06/01/2007	35	CMI	760000	0	1	1	XXXXXXXXX000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	THOUSAND OAKS	91360	56	35.1		05/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	729	115	65.79	499524.17	CMI	N	N
5767965479	11	11	P	1	6.25	3	520000	520000	70630	07/01/2007	06/01/2037	3201.73	360	360	C	80	NY	06/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3201.73	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	26.62		05/11/2007	650000	N	0	10	0	06/01/2007	06/14/2007	783	116	90	520000	CMI	N	N
5776935559	10	21	N	1	6.75	3	553000	553000	70630	07/01/2007	06/01/2037	3586.75	360	360	C	79.913	KY	06/01/2007	35	CMI	692000	0	1	1	XXXXXXXXXX00	3586.75	1	0	0	#	0.000	0.000	0	0.0	0	0	GOSHEN	40026	93	24.88		04/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	757	107	79.91	553000	CMI	N	N
5778935569	38	11	P	1	6.125	3	563950	563950	70630	07/01/2007	06/01/2037	3426.62	360	360	C	79.992	NY	06/01/2007	35	CMI	705000	0	1	1	XXXXXXX00000	3426.62	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	43.66		05/14/2007	705000	N	0	10	0	06/01/2007	06/14/2007	682	122	79.99	563950	CMI	N	N
5786905919	10	11	P	1	6.25	3	672000	671362.38	70630	06/01/2007	05/01/2037	4137.62	360	359	C	80	CO	06/01/2007	35	CMI	842000	0	1	1	XXXXXXXXXX00	4402.62	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVER	80220	16	32.52		04/27/2007	840000	N	0	10	0	06/01/2007	06/14/2007	752	107	80	671362.38	CMI	N	N
5787975689	50	21	E	1	5.875	3	675000	675000	70630	07/01/2007	06/01/2037	3992.88	360	360	C	56.25	FL	06/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	5000.88	1	0	0	#	0.000	0.000	0	0.0	0	0	WINDERMERE	34786	48	0		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	761	123	58.33	675000	CMI	N	N
5787975869	10	21	N	1	6.25	3	600000	600000	70630	07/01/2007	06/01/2037	3694.3	360	360	C	51.502	MA	06/01/2007	35	CMI	1165000	0	1	1	XXXXXXXXX000	4650.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	28.22		05/10/2007	0	N	0	10	0	06/01/2007	06/14/2007	773	107	73.51	600000	CMI	N	N
6707965719	10	11	P	1	6.25	3	545000	543838.54	70630	06/01/2007	05/01/2037	3355.66	360	359	C	71.241	CA	06/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	3355.66	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	91436	19	21.04		04/24/2007	765000	N	0	10	0	06/01/2007	06/14/2007	713	115	71.24	543838.54	CMI	N	N
6707985139	10	21	E	1	6.25	3	788000	788000	70630	07/01/2007	06/01/2037	4851.85	360	360	C	56.285	PA	06/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXX00	4851.85	1	0	0	#	0.000	0.000	0	0.0	0	0	JENKINTOWN	19046	46	18.65		05/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	753	107	56.28	788000	CMI	N	N
6709925029	11	11	P	1	6.25	3	488000	487536.97	70630	06/01/2007	05/01/2037	3004.7	360	359	C	80	NY	06/01/2007	35	CMI	614000	0	1	1	XXXXXXX00000	3365.7	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODSIDE	11377	41	24.31		04/24/2007	610000	N	0	10	0	06/01/2007	06/14/2007	699	115	80	487536.97	CMI	N	N
6717945969	10	11	P	1	6.25	3	626400	625805.65	70630	06/01/2007	05/01/2037	3856.85	360	359	C	80	CA	06/01/2007	35	CMI	783000	0	1	1	XXXXXXXXX000	3856.85	1	0	0	#	0.000	0.000	0	0.0	0	0	ARCADIA	91006	19	34		04/09/2007	783000	N	0	10	0	06/01/2007	06/14/2007	782	107	84.98	625805.65	CMI	N	N
6717995519	10	11	P	1	6.25	3	434000	434000	70630	07/01/2007	06/01/2037	2672.21	360	360	C	64.776	NJ	06/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3857.21	1	0	0	#	0.000	0.000	0	0.0	0	0	RARITAN TWP	8822	10	0		05/14/2007	670000	N	0	10	0	06/01/2007	06/14/2007	681	111	64.78	434000	CMI	N	N
6719975189	36	11	P	1	6.375	3	544000	544000	70630	07/01/2007	06/01/2037	3393.85	360	360	C	79.416	NY	06/01/2007	35	CMI	685000	0	1	1	XXXXXXX00000	3393.85	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10010	31	30.54		05/08/2007	685000	N	0	10	0	06/01/2007	06/14/2007	755	110	79.42	544000	CMI	N	N
6727915559	10	11	P	1	6.125	0	570000	569382.92	70630	06/01/2007	05/01/2037	3463.38	360	359	C	74.025	NY	07/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	4268.38	1	0	0	#	0.000	0.000	0	0.0	0	0	MAMARONECK	10543	60	0		04/19/2007	770000	N	0	10	0	06/01/2007	06/14/2007	706	122	74.03	568825.77	CMI	N	N
6727975909	10	11	P	1	6	3	580000	579422.61	70630	06/01/2007	05/01/2037	3477.39	360	359	C	80	NY	06/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	4331.39	1	0	0	#	0.000	0.000	0	0.0	0	0	SYOSSET	11791	30	41.2		04/27/2007	725000	N	0	10	0	06/01/2007	06/14/2007	764	115	80	579422.61	CMI	N	N
6727985289	23	21	E	1	6.375	3	500000	499536.9	70630	06/01/2007	05/01/2037	3119.35	360	359	C	64.102	CA	06/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA CLARA	95054	43	33.1		04/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	769	117	64.1	499536.9	CMI	N	N
6727985639	10	21	E	1	5.875	3	192000	191804.25	70630	06/01/2007	05/01/2037	1135.75	360	359	C	71.111	FL	06/01/2007	35	CMI	270000	0	1	1	XXXXXXXXX000	1396.75	1	0	0	#	0.000	0.000	0	0.0	0	0	ORANGE PK	32073	10	22.29		04/21/2007	0	N	0	10	0	06/01/2007	06/14/2007	694	117	71.11	191804.25	CMI	N	N
6737925879	50	11	P	1	6.25	3	600000	599430.7	70630	06/01/2007	05/01/2037	3694.3	360	359	C	63.568	AZ	06/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	3836.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BUCKEYE	85396	7	35.73		04/27/2007	943859	N	0	146	992	06/01/2007	06/14/2007	736	110	63.57	599430.7	CMI	Y	N
6746945319	10	21	E	1	6.25	3	480000	480000	70630	07/01/2007	06/01/2037	2955.44	360	360	C	37.647	VA	06/01/2007	35	CMI	1275000	0	1	1	XXXXXXXXXX00	3804.44	1	0	0	#	0.000	0.000	0	0.0	0	0	VIENNA	22180	29	39.88		05/11/2007	0	N	0	10	0	06/01/2007	06/14/2007	779	107	37.65	480000	CMI	N	N
6747935179	50	11	P	1	6.5	3	703200	702564.3	70630	06/01/2007	05/01/2037	4444.7	360	359	C	80	CA	06/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	4444.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA ROSA	95405	49	39.09		04/20/2007	879000	N	0	10	0	06/01/2007	06/14/2007	798	115	80	702564.3	CMI	N	N
6747945939	10	21	E	1	6.375	3	600000	599444.28	70630	06/01/2007	05/01/2037	3743.22	360	359	C	34.285	CA	06/01/2007	35	CMI	1750000	0	1	1	XXXXXXXXX000	3743.22	1	0	0	#	0.000	0.000	0	0.0	0	0	PALO ALTO	94301	43	29.5		04/18/2007	0	N	0	10	811	06/01/2007	06/14/2007	782	117	34.28	599444.28	CMI	N	N
6757925869	10	11	P	1	6.125	3	550000	550000	70630	07/01/2007	06/01/2037	3341.86	360	360	C	57.894	NJ	06/01/2007	35	CMI	965000	0	1	1	XXXXXXXXX000	4701.86	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGEWOOD	7450	2	0		05/11/2007	950000	N	0	10	0	06/01/2007	06/14/2007	698	111	57.89	550000	CMI	N	N
6767945129	10	21	E	1	6.625	3	441000	441000	70630	07/01/2007	06/01/2037	2823.77	360	360	C	70	NJ	06/01/2007	35	CMI	630000	0	1	1	XXXXXXXXX000	3284.77	1	0	0	#	0.000	0.000	0	0.0	0	0	BRICK	8723	15	33.8		05/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	712	117	70	441000	CMI	N	N
6776955099	50	11	P	1	6.25	3	624000	623407.92	70630	06/01/2007	05/01/2037	3842.08	360	359	C	80	VA	06/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	4540.08	1	0	0	#	0.000	0.000	0	0.0	0	0	ALEXANDRIA	22310	29	46.05		04/27/2007	780000	N	0	10	0	06/01/2007	06/14/2007	782	122	95	623407.92	CMI	N	N
6777915429	11	21	E	1	6	3	353607	353254.99	70630	06/01/2007	05/01/2037	2120.05	360	359	C	72.46	IL	06/01/2007	35	CMI	488000	0	1	1	XXXXXXXXX000	2741.05	1	0	0	#	0.000	0.000	0	0.0	0	0	EVANSTON	60202	16	30.37		04/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	782	117	72.46	353254.99	CMI	N	N
6777955869	10	11	P	1	6.125	3	800000	799222.45	70630	06/01/2007	05/01/2037	4860.88	360	359	C	69.868	NY	06/01/2007	35	CMI	1148000	0	1	1	XXXXXXXXX000	4860.88	1	0	0	#	0.000	0.000	0	0.0	0	0	FOREST HILLS	11375	41	36.06		04/30/2007	1145000	N	0	10	0	06/01/2007	06/14/2007	810	115	69.87	799222.45	CMI	N	N
6941229532	50	21	E	1	6.25	3	646500	644459.29	70630	04/01/2007	03/01/2037	3980.62	360	357	C	43.682	FL	06/01/2007	35	CMI	1480000	0	1	1	XXXXXXXXXX00	5704.74	1	0	0	#	0.000	0.000	0	0.0	0	0	BRADENTON	34212	41	43.8		02/07/2007	0	N	0	10	0	06/01/2007	06/14/2007	748	123	43.68	644459.29	CMI	N	N
7707905499	10	21	E	1	6.375	3	450000	449068.58	70630	06/01/2007	05/01/2027	3322.05	240	239	C01	34.883	CA	05/01/2007	35	CMI	1290000	0	1	1	XXXXXXXXXX00	3322.05	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90027	19	43.57		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	654	117	34.88	450000	CMI	N	N
7707955849	10	11	P	1	6.375	3	699000	698352.59	70630	06/01/2007	05/01/2037	4360.85	360	359	C	63.545	CA	06/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4360.85	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90064	19	37.44		04/19/2007	1200000	N	0	10	0	06/01/2007	06/14/2007	696	107	63.54	698352.59	CMI	N	N
7708935499	10	11	P	1	6.25	3	428000	427593.9	70630	06/01/2007	05/01/2037	2635.27	360	359	C	80	NY	06/01/2007	35	CMI	535000	0	1	1	XXXXXXXX0000	2635.27	1	0	0	#	0.000	0.000	0	0.0	0	0	VLY STREAM	11580	30	25.54		04/20/2007	535000	N	0	10	0	06/01/2007	06/14/2007	741	115	80	427593.9	CMI	N	N
7708995129	50	11	P	1	6.375	3	600000	599444.28	70630	06/01/2007	05/01/2037	3743.22	360	359	C	60	IL	06/01/2007	35	CMI	1030000	0	1	1	XXXXXXXX0000	5040.22	1	0	0	#	0.000	0.000	0	0.0	0	0	BURR RIDGE	60527	22	31.47		04/30/2007	1000000	N	0	10	0	06/01/2007	06/14/2007	770	115	60	599444.28	CMI	N	N
7718935109	10	11	P	1	6.5	3	596224	595685.01	70630	06/01/2007	05/01/2037	3768.54	360	359	C	79.87	TN	06/01/2007	35	CMI	615000	0	1	1	XXXXXXXX0000	4588.54	1	0	0	#	0.000	0.000	0	0.0	0	0	GERMANTOWN	38139	79	47.83	DC	04/24/2007	596225	N	0	10	0	06/01/2007	06/14/2007	777	122	100	595685.01	CMI	N	N
7728915379	10	21	E	1	6.25	3	521000	520505.65	70630	06/01/2007	05/01/2037	3207.89	360	359	C	19.44	CA	06/01/2007	35	CMI	2680000	0	1	1	XXXXXXXX0000	3207.89	1	0	0	#	0.000	0.000	0	0.0	0	0	MENLO PK	94025	41	33.46		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	793	117	19.44	520505.65	CMI	N	N
7746905569	10	21	E	1	6.375	3	532500	532500	70630	07/01/2007	06/01/2037	3322.11	360	360	C	67.405	MN	06/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXX00	3322.11	1	0	0	#	0.000	0.000	0	0.0	0	0	PLYMOUTH	55447	27	32.02		05/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	736	107	67.4	532500	CMI	N	N
7748925869	36	11	P	1	6.5	3	693750	693750	70630	07/01/2007	06/01/2037	4384.97	360	360	C	75	NY	06/01/2007	35	CMI	980000	0	1	1	XXXXXXXX0000	4384.97	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	25.88		05/14/2007	925000	N	0	10	0	06/01/2007	06/14/2007	777	116	75	693750	CMI	N	N
7756925579	10	21	E	1	6.5	3	473000	473000	70630	07/01/2007	06/01/2037	2989.68	360	360	C	63.918	CT	06/01/2007	35	CMI	740000	0	1	1	XXXXXXXXXX00	3825.68	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	35.78		05/11/2007	0	N	0	10	424	06/01/2007	06/14/2007	700	107	63.92	473000	CMI	N	N
7757985169	10	11	P	1	6.25	3	632000	632000	70630	07/01/2007	06/01/2037	3891.33	360	360	C	80	NY	06/01/2007	35	CMI	795000	0	1	1	XXXXXXXXX000	4910.33	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN CITY	11530	30	49.42		05/08/2007	790000	N	0	10	0	06/01/2007	06/14/2007	697	115	90	632000	CMI	N	N
7766975179	10	11	P	1	6.375	3	700000	700000	70630	07/01/2007	06/01/2037	4367.09	360	360	C	60.183	NC	06/01/2007	35	CMI	1170000	0	1	1	XXXXXXXXXX00	4367.09	1	0	0	#	0.000	0.000	0	0.0	0	0	BREVARD	28712	88	36.55		05/07/2007	1163100	N	0	10	0	06/01/2007	06/14/2007	729	107	79.87	700000	CMI	N	N
7776915869	50	24	N	1	6.25	0	485000	485000	70630	07/01/2007	06/01/2037	2986.23	360	360	C	63.815	NV	06/01/2007	35	CMI	760000	0	1	1	XXXXXXXXXX00	2986.23	1	0	0	#	0.000	0.000	0	0.0	0	0	INCLINE VILLAGE	89451	16	40.8		05/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	783	115	63.81	485000	CMI	N	N
7786905229	10	11	P	1	6.5	3	880000	879204.47	70630	06/01/2007	05/01/2037	5562.2	360	359	C	77.26	CA	06/01/2007	35	CMI	1140000	0	1	1	XXXXXXXXXX00	5562.2	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT CREEK	94597	7	29.28		04/19/2007	1139000	N	0	10	422	06/01/2007	06/14/2007	685	107	77.26	879204.47	CMI	N	N
7786925569	10	11	P	1	6.25	3	693750	693750	70630	07/01/2007	06/01/2037	4271.54	360	360	C	75	MA	06/01/2007	35	CMI	925000	0	1	1	XXXXXXXXXX00	5101.54	1	0	0	#	0.000	0.000	0	0.0	0	0	HINGHAM	2043	12	40.93		05/14/2007	925000	N	0	10	423	06/01/2007	06/14/2007	777	107	84.05	693750	CMI	N	N
7787925809	10	21	N	1	6.25	3	536000	535491.43	70630	06/01/2007	05/01/2037	3300.24	360	359	C	80	CT	06/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	4108.24	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	34.55		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	668	123	80	535491.43	CMI	N	N
7797915289	10	11	P	1	6.5	3	547400	546407.6	70630	05/01/2007	04/01/2037	3459.94	360	358	C	70	CA	06/01/2007	35	CMI	785000	0	1	1	XXXXXXXXX000	3459.94	1	0	0	#	0.000	0.000	0	0.0	0	0	AREA OF ROWLAND HEIGH	91748	19	31.14		03/12/2007	782000	N	0	10	0	06/01/2007	06/14/2007	766	115	70	546407.6	CMI	N	N
7941219472	10	21	E	1	6.375	3	536250	535254.02	70630	05/01/2007	04/01/2037	3345.5	360	358	C01	65	CA	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXXX0	3345.5	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANT HILL	94523	7	35.75		03/15/2007	0	N	0	10	0	06/01/2007	06/14/2007	769	123	65	535753.33	CMI	N	N
7941229532	23	11	P	1	6.25	3	504000	503041.07	70630	05/01/2007	04/01/2037	3103.22	360	358	C01	80	MA	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXX00	3103.22	1	0	0	#	0.000	0.000	0	0.0	0	0	CHARLESTOWN	2129	13	40.92		03/30/2007	630000	N	0	10	0	06/01/2007	06/14/2007	800	122	80	503521.78	CMI	N	N
8707935459	50	11	P	1	6.375	3	812000	811247.93	70630	06/01/2007	05/01/2037	5065.82	360	359	C	80	NV	06/01/2007	35	CMI	1015000	0	1	1	XXXXXXXXXX00	5724.82	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89149	2	43.6		04/20/2007	1015000	N	0	10	0	06/01/2007	06/14/2007	791	115	80	811247.93	CMI	N	N
8707955979	51	21	N	1	7.875	3	650000	650000	70630	07/01/2007	06/01/2037	4712.95	360	360	C	65	IL	06/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	5787.95	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	38.58		05/03/2007	0	N	0	10	0	06/01/2007	06/14/2007	690	104	80.1	650000	CMI	N	N
8707975369	10	21	N	1	6.25	3	454000	453569.22	70630	06/01/2007	05/01/2037	2795.36	360	359	C	34.923	CA	06/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	2795.36	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94707	1	14.68		04/23/2007	0	N	0	146	992	06/01/2007	06/14/2007	770	110	34.92	453569.22	CMI	Y	N
8707975929	23	11	P	1	6.5	3	502700	502245.55	70630	06/01/2007	05/01/2037	3177.41	360	359	C	64.994	CA	06/01/2007	35	CMI	774000	0	1	1	XXXXXXXXX000	3177.41	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95131	43	50.28		04/11/2007	773450	N	0	10	0	06/01/2007	06/14/2007	658	107	64.99	502245.55	CMI	N	N
8708995029	10	11	P	1	6.375	3	490000	490000	70630	07/01/2007	06/01/2037	3056.96	360	360	C	80	CT	06/01/2007	35	CMI	615000	0	1	1	XXXXXXXX0000	3654.96	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW MILFORD	6776	3	21.82		05/04/2007	612500	N	0	10	0	06/01/2007	06/14/2007	780	115	100	490000	CMI	N	N
8718905769	38	11	P	1	6.375	3	540000	540000	70630	07/01/2007	06/01/2037	3368.9	360	360	C	80	NY	06/01/2007	35	CMI	675000	0	1	1	XXXXXXXX0000	3368.9	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	32.9		05/14/2007	675000	N	0	10	0	06/01/2007	06/14/2007	697	107	80	540000	CMI	N	N
8718905829	10	21	N	1	6.25	3	455000	455000	70630	07/01/2007	06/01/2037	2801.51	360	360	C	37.916	IL	06/01/2007	35	CMI	1200000	0	1	1	XXXXXXXX0000	2801.51	1	0	0	#	0.000	0.000	0	0.0	0	0	HINSDALE	60521	22	24.66		05/11/2007	0	N	0	10	0	06/01/2007	06/14/2007	710	123	65	455000	CMI	N	N
8736915399	50	11	P	1	6.5	3	707200	706560.68	70630	06/01/2007	05/01/2037	4469.99	360	359	C	79.913	MD	06/01/2007	35	CMI	907000	0	1	1	XXXXXXXXXX00	5598.99	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENN DALE	20769	17	31.39		04/30/2007	884954	N	0	10	0	06/01/2007	06/14/2007	680	122	94.56	706560.68	CMI	N	N
8736945929	10	21	N	1	6.75	3	655000	655000	70630	07/01/2007	06/01/2037	4248.32	360	360	C	79.683	TX	06/01/2007	35	CMI	822000	0	1	1	XXXXXXXXXX00	5479.32	1	0	0	#	0.000	0.000	0	0.0	0	0	LUBBOCK	79423	152	56.3		05/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	664	104	79.68	655000	CMI	N	N
8737965279	36	11	P	1	6.25	3	530000	530000	70630	07/01/2007	06/01/2037	3263.3	360	360	C	70.198	NY	06/01/2007	35	CMI	755000	0	1	1	XXXXXXXXX000	3263.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	29.79		05/07/2007	755000	N	0	10	0	06/01/2007	06/14/2007	779	107	70.2	530000	CMI	N	N
8746995039	14	11	P	1	6.375	3	688000	688000	70630	07/01/2007	06/01/2037	4292.22	360	360	C	80	NY	06/01/2007	35	CMI	875000	0	1	1	XXXXXXXXXX00	4797.22	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11216	24	38.73		05/16/2007	860000	N	0	10	0	06/01/2007	06/14/2007	708	114	80	688000	CMI	N	N
8747945179	21	21	N	1	6.375	3	680000	679369.58	70630	06/01/2007	05/01/2037	4242.32	360	359	C	79.532	MA	06/01/2007	35	CMI	855000	0	1	1	XXXXXXXXX000	4813.32	1	0	0	#	0.000	0.000	0	0.0	0	0	CHARLESTOWN	2129	13	46.54		04/19/2007	0	N	0	10	423	06/01/2007	06/14/2007	742	107	79.53	679369.58	CMI	N	N
8748915539	36	11	P	1	6.25	3	624000	623407.92	70630	06/01/2007	05/01/2037	3842.08	360	359	C	80	NY	07/01/2007	35	CMI	780000	0	1	1	XXXXXXXX0000	3842.08	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10021	31	34.87		04/26/2007	780000	N	0	10	0	06/01/2007	06/14/2007	683	107	80	622812.76	CMI	N	N
8748975709	21	11	P	1	6.375	3	1100000	1098981.18	70630	06/01/2007	05/01/2037	6862.57	360	359	C	65.281	NY	06/01/2007	35	CMI	1685000	0	1	1	XXXXXXXX0000	6862.57	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	39.96		04/24/2007	1685000	N	0	10	0	06/01/2007	06/14/2007	730	122	65.28	1098981.18	CMI	N	N
8756985039	10	11	P	1	6.5	3	744000	744000	70630	07/01/2007	06/01/2037	4702.59	360	360	C	80	CT	06/01/2007	35	CMI	940000	0	1	1	XXXXXXXXXX00	5136.59	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERSIDE	6878	1	31.76		05/10/2007	930000	N	0	10	0	06/01/2007	06/14/2007	720	116	94.99	744000	CMI	N	N
8757995449	14	21	E	1	6.25	3	560000	559382.12	70630	06/01/2007	05/01/2037	3448.02	360	359	C	69.135	NY	07/01/2007	35	CMI	810000	0	1	1	XXXXXXXXX000	3961.02	2	0	0	#	0.000	0.000	0	0.0	0	0	WOODHAVEN	11421	41	33.78		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	622	123	69.14	558847.55	CMI	N	N
8758945779	21	11	P	1	6.25	3	492000	492000	70630	07/01/2007	06/01/2037	3029.33	360	360	C	80	NY	06/01/2007	35	CMI	625000	0	1	1	XXXXXXXX0000	3046.33	1	0	0	#	0.000	0.000	0	0.0	0	0	BOOKLYN	11218	24	36.15		05/10/2007	615000	N	0	10	0	06/01/2007	06/14/2007	777	116	89.99	492000	CMI	N	N
8766945679	10	11	P	1	6.375	3	620000	620000	70630	07/01/2007	06/01/2037	3867.99	360	360	C	80	NY	06/01/2007	35	CMI	775000	0	1	1	XXXXXXXXXX00	4376.99	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11209	24	34.25		05/07/2007	775000	N	0	10	0	06/01/2007	06/14/2007	795	115	80	620000	CMI	N	N
8766975729	50	21	E	1	6.375	3	498000	498000	70630	07/01/2007	06/01/2037	3106.87	360	360	C	45.272	CA	06/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	3106.87	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENBRAE	94904	21	48.71		05/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	781	123	45.27	498000	CMI	N	N
8777925559	50	21	N	1	6.125	3	511900	511402.46	70630	06/01/2007	05/01/2037	3110.36	360	359	C	63.987	OR	06/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3925.36	1	0	0	#	0.000	0.000	0	0.0	0	0	PORTLAND	97217	26	0		04/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	773	111	63.99	511402.46	CMI	N	N
8786965289	51	11	P	1	6.375	3	616000	615428.5	70630	06/01/2007	05/01/2037	3843.04	360	359	C	80	CA	06/01/2007	35	CMI	770000	0	1	1	XXXXXXXXXX00	3843.04	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95125	43	34.69		04/24/2007	770000	N	0	10	0	06/01/2007	06/14/2007	725	114	88.25	615428.5	CMI	N	N
8786995899	10	21	E	1	6.375	3	466400	465756.34	70630	06/01/2007	05/01/2037	2909.73	360	359	C01	80	IL	05/01/2007	35	CMI	583000	0	1	1	XXXXXXXXXX00	2909.73	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPERVILLE	60540	22	27.27		04/23/2007	0	N	0	10	0	06/01/2007	06/14/2007	767	117	80	466189.44	CMI	N	N
8787995589	10	11	P	1	6	3	500000	500000	70630	07/01/2007	06/01/2037	2997.75	360	360	C	80	NY	06/01/2007	35	CMI	625000	0	1	1	XXXXXXXXX000	2997.75	1	0	0	#	0.000	0.000	0	0.0	0	0	STONY POINT	10980	44	20.56		05/04/2007	649565	N	0	10	0	06/01/2007	06/14/2007	767	115	80	500000	CMI	N	N
8788995989	50	11	P	1	6.25	3	595000	595000	70630	07/01/2007	06/01/2037	3663.52	360	360	C	76.774	TX	06/01/2007	35	CMI	785000	0	1	1	XXXXXXX00000	3940.52	1	0	0	#	0.000	0.000	0	0.0	0	0	COLLEGE STATION	77845	21	23.14		05/17/2007	775000	N	0	10	0	06/01/2007	06/14/2007	653	115	76.77	595000	CMI	N	N
8796955819	21	11	P	1	6.375	3	430000	430000	70630	07/01/2007	06/01/2037	2682.64	360	360	C	60.563	NY	06/01/2007	35	CMI	710000	0	1	1	XXXXXXXXXX00	2844.64	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10002	31	45.19		05/04/2007	710000	N	0	10	0	06/01/2007	06/14/2007	709	122	60.56	430000	CMI	N	N
8797985539	21	21	E	1	6.625	3	560347	559852.62	70630	06/01/2007	05/01/2037	3587.96	360	359	C	62.26	FL	06/01/2007	35	CMI	900000	0	1	1	XXXXXXXX0000	3587.96	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI BCH	33139	13	44.91		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	667	117	62.26	559852.62	CMI	N	N
8798935579	10	11	P	1	6.25	3	520800	520305.84	70630	06/01/2007	05/01/2037	3206.66	360	359	C	80	NY	06/01/2007	35	CMI	653000	0	1	1	XXXXXXX00000	4116.66	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW HYDE PARK	11040	30	36.89		04/26/2007	651000	N	0	10	0	06/01/2007	06/14/2007	810	115	90	520305.84	CMI	N	N
8798965549	10	11	P	1	6	3	580000	579422.61	70630	06/01/2007	05/01/2037	3477.39	360	359	C	79.889	NY	06/01/2007	35	CMI	730000	0	1	1	XXXXXXX00000	4420.39	1	0	0	#	0.000	0.000	0	0.0	0	0	GREAT NECK	11023	30	21.31		04/25/2007	726000	N	0	10	0	06/01/2007	06/14/2007	781	115	79.89	579422.61	CMI	N	N
8941229532	10	11	P	1	6.25	3	500000	498569.31	70630	04/01/2007	03/01/2037	3078.59	360	357	C01	67.114	MA	05/01/2007	35	CMI	747000	0	1	1	XXXXXXXXXX00	4057.11	1	0	0	#	0.000	0.000	0	0.0	0	0	HOPKINTON	1748	9	3.83		03/01/2007	745000	N	0	10	0	06/01/2007	06/14/2007	710	122	67.11	499048.69	CMI	N	N
9717995809	23	11	P	1	6.125	3	600000	600000	70631	06/01/2007	05/01/2037	3062.5	360	359	C	55.813	CA	06/01/2007	567	CMI	1075000	0	1	1	XXXXXXXXX000	3062.5	1	0	0	#	6.125	0.000	3062.5	999.0	0	444	SANTA MONICA	90405	19	23.83		04/10/2007	1075000	N	0	10	0	06/01/2007	06/14/2007	787	115	55.81	600000	CMI	N	N
9738965919	50	11	P	1	6.125	3	625600	625600	70631	06/01/2007	05/01/2037	3193.17	360	359	C	80	IL	06/01/2007	567	CMI	785000	0	1	1	XXXXXXXX0000	4267.17	1	0	0	#	6.125	0.000	3193.17	999.0	0	444	TOWER LAKES	60010	49	38.01		05/01/2007	782000	N	0	10	0	06/01/2007	06/14/2007	782	118	80	625600	CMI	N	N
9756905509	14	11	P	1	7.125	3	550000	550000	70631	07/01/2007	06/01/2037	3265.63	360	360	C	73.586	IL	06/01/2007	567	CMI	750000	0	1	1	XXXXXXXXXX00	3265.63	2	0	0	#	7.125	0.000	3265.63	999.0	0	444	CHICAGO	60640	16	52.8		05/10/2007	747423	N	0	10	422	06/01/2007	06/14/2007	796	107	94.99	550000	CMI	N	N
9757965919	10	21	E	1	6.375	3	500000	500000	70631	06/01/2007	05/01/2037	2656.25	360	359	C	69.444	MA	06/01/2007	567	CMI	720000	0	1	1	XXXXXXXXX000	3344.25	1	0	0	#	6.375	0.000	2656.25	999.0	0	444	WELLFLEET	2667	1	19.46		04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	789	117	69.44	500000	CMI	N	N
9767985359	10	21	E	1	6.375	3	470000	470000	70631	06/01/2007	05/01/2037	2496.88	360	359	C	57.317	CA	06/01/2007	567	CMI	820000	0	1	1	XXXXXXXXX000	2496.88	1	0	0	#	6.375	0.000	2496.88	999.0	0	444	SAN JOSE	95135	43	34.06		04/18/2007	0	N	0	10	0	06/01/2007	06/14/2007	765	117	57.32	470000	CMI	N	N
9777955749	21	11	P	1	6.5	3	770400	770400	70631	07/01/2007	06/01/2037	4173	360	360	C	80	NY	06/01/2007	567	CMI	1025000	0	1	1	XXXXXXXXX000	4173	1	0	0	#	6.500	0.000	4173	999.0	0	444	BROOKLYN	11217	24	32.56		05/08/2007	963000	N	0	10	0	06/01/2007	06/14/2007	732	115	90	770400	CMI	N	N
9777985869	10	11	P	1	6.25	3	1000000	1000000	70631	06/01/2007	05/01/2037	5208.33	360	359	C	75.187	CA	06/01/2007	567	CMI	1330000	0	1	1	XXXXXXXXX000	6482.33	1	0	0	#	6.250	0.000	5208.33	999.0	0	444	PACIFIC PALISADES	90272	19	19.88		04/24/2007	1330000	N	0	10	0	06/01/2007	06/14/2007	660	115	80	1000000	CMI	N	N
9788905259	31	12	P	1	6.75	3	800000	800000	70631	07/01/2007	06/01/2037	4500	360	360	C	68.085	NY	06/01/2007	567	CMI	1195000	0	1	1	XXXXXXX00000	4500	1	0	0	#	6.750	0.000	4500	999.0	0	444	NY	10010	31	31.8		05/11/2007	1175000	N	0	10	0	06/01/2007	06/14/2007	801	122	68.08	800000	CMI	N	N
9941249892	10	11	P	1	6.375	0	328000	327810	70631	04/01/2007	03/01/2037	1742.17	360	357	C	80	NY	06/01/2007	567	CMI	410000	0	1	1	XXXXXXXXX000	2436.67	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH BABYLON	11703	52	44.41		02/13/2007	410000	N	0	10	0	06/01/2007	06/14/2007	759	122	80	327810	CMI	N	N
9941259882	10	21	N	1	6.25	0	476000	474492.16	70631	04/01/2007	03/01/2037	2476.56	360	357	C	80	MD	06/01/2007	567	CMI	595000	0	1	1	XXXXXXXXX000	2476.56	1	0	0	#	0.000	0.000	0	0.0	0	0	BOWIE	20721	17	22.86		02/05/2007	0	N	0	10	0	06/01/2007	06/14/2007	742	123	80	474492.16	CMI	N	N
9941289742	10	21	E	1	6.375	0	467500	466667.81	70631	04/01/2007	03/01/2037	2479.17	360	357	C	42.5	OR	07/01/2007	567	CMI	1100000	0	1	1	XXXXXXXXXX00	3063.06	1	0	0	#	6.375	0.000	2483.59	999.0	0	444	BEND	97701	13	35.17		02/21/2007	0	N	0	10	0	06/01/2007	06/14/2007	779	123	42.5	466667.81	CMI	N	N
9951249052	50	11	P	1	6.375	0	748000	747843.08	70631	02/01/2007	01/01/2037	3973.2	360	355	C	80	CA	06/01/2007	567	CMI	1010000	0	1	1	XXXXXXXXX000	3973.2	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92131	37	43.59		12/20/2006	935000	N	0	10	0	06/01/2007	06/14/2007	684	122	80	747843.08	CMI	N	N
9951299862	10	11	P	1	6.5	0	548000	547872.56	70631	04/01/2007	03/01/2037	2968.33	360	357	C	80	CA	06/01/2007	567	CMI	700000	0	1	1	XXXXXXXXX000	3736.45	1	0	0	#	0.000	0.000	0	0.0	0	0	VENTURA	93004	56	54.22		02/01/2007	685000	N	0	10	0	06/01/2007	06/14/2007	761	122	80	547872.56	CMI	N	N
0727965919	10	21	N	1	6.875	3	430000	430000	70631	06/01/2007	05/01/2037	2463.54	360	359	C	78.181	NY	06/01/2007	567	CMI	550000	0	1	1	XXXXXXXXX000	2463.54	1	0	0	#	6.875	0.000	2463.54	999.0	0	444	RIDGE	11961	52	46.14		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	707	123	89.98	430000	CMI	N	N
0747965269	10	11	P	1	6.375	3	650000	650000	70631	07/01/2007	06/01/2037	3453.13	360	360	C	54.484	MA	06/01/2007	567	CMI	1195000	0	1	1	XXXXXXXXX000	4619.13	1	0	0	#	6.375	0.000	3453.13	999.0	0	444	NEEDHAM	2492	11	35.63		05/11/2007	1193000	N	0	10	0	06/01/2007	06/14/2007	760	110	54.48	650000	CMI	N	N
0777915469	10	12	P	1	6.125	3	772000	772000	70631	06/01/2007	05/01/2037	3940.42	360	359	C	80	NY	06/01/2007	567	CMI	965000	0	1	1	XXXXXXXXX000	4383.42	1	0	0	#	6.125	0.000	3940.42	999.0	0	444	WESTHAMPTON	11977	52	27.3		04/27/2007	965000	N	0	10	0	06/01/2007	06/14/2007	745	122	80	772000	CMI	N	N
0796925219	10	12	P	1	6.5	3	500000	499998.33	70631	06/01/2007	05/01/2037	2708.32	360	359	C	76.923	NC	06/01/2007	567	CMI	660000	0	1	1	XXXXXXXXXX00	2708.32	1	0	0	#	6.500	0.000	2708.33	999.0	0	444	MOORESVILLE	28117	49	33.05		04/27/2007	650000	N	0	10	0	06/01/2007	06/14/2007	736	115	89.99	499998.33	CMI	N	N
0796935169	10	11	P	1	6.5	3	580000	580000	70631	06/01/2007	05/01/2037	3141.67	360	359	C	80	CA	06/01/2007	567	CMI	735000	0	1	1	XXXXXXXXXX00	3141.67	1	0	0	#	6.500	0.000	3141.67	999.0	0	444	GLENDALE	91205	19	31.95		04/24/2007	725000	N	0	10	0	06/01/2007	06/14/2007	720	115	89.66	580000	CMI	N	N
0796945189	10	11	P	1	6.625	3	580000	580000	70631	07/01/2007	06/01/2037	3202.08	360	360	C	80	CA	06/01/2007	567	CMI	735000	0	1	1	XXXXXXXXXX00	3202.08	1	0	0	#	6.625	0.000	3202.08	999.0	0	444	APTOS	95003	44	40.95		04/27/2007	725000	N	0	10	0	06/01/2007	06/14/2007	791	115	80	580000	CMI	N	N
0798925969	10	11	P	1	6.25	3	700000	700000	70631	06/01/2007	05/01/2037	3645.83	360	359	C	39.414	NY	07/01/2007	567	CMI	1794000	0	1	1	XXXXXXX00000	6578.83	1	0	0	#	6.250	0.000	3645.83	999.0	0	444	PELHAM	10803	60	0		04/17/2007	1776000	N	0	10	0	06/01/2007	06/14/2007	726	116	40.82	700000	CMI	N	N
0951259052	10	21	E	1	5.75	0	490000	487500	70631	02/01/2007	01/01/2037	2338.33	360	355	PRS	74.809	CA	06/01/2007	567	CMI	655000	0	1	1	XXXXXXXXX000	2338.33	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHRIDGE	91343	19	40.47		12/18/2006	0	N	0	10	0	06/01/2007	06/14/2007	708	123	74.81	487500	CMI	N	N
1707955929	33	11	P	1	6.375	3	900000	900000	70631	06/01/2007	05/01/2037	4781.25	360	359	C	69.23	CA	06/01/2007	567	CMI	1300000	0	1	1	XXXXXXXXX000	4781.25	1	0	0	#	6.375	0.000	4781.25	999.0	0	444	MANHATTAN	90266	19	29.34		04/19/2007	1300000	N	0	10	0	06/01/2007	06/14/2007	802	115	69.23	900000	CMI	N	N
1707995809	10	11	P	1	6.25	0	550000	550000	70631	06/01/2007	05/01/2037	2864.58	360	359	C	56.122	CA	06/01/2007	567	CMI	980000	0	1	1	XXXXXXXXX000	3803.58	1	0	0	#	6.250	0.000	2864.58	999.0	0	444	LOS ANGELES	90048	19	34.94		04/05/2007	980000	N	0	10	0	06/01/2007	06/14/2007	700	115	56.12	550000	CMI	N	N
1708955339	10	11	P	1	6.375	3	639200	639200	70631	05/01/2007	04/01/2037	3395.75	360	358	C	80	CA	06/01/2007	567	CMI	799000	0	1	1	XXXXXXXX0000	3395.75	1	0	0	#	6.375	0.000	3395.75	999.0	0	444	SHERMAN OAKS	91423	19	15.61		03/08/2007	799000	N	0	10	0	06/01/2007	06/14/2007	800	115	80	639200	CMI	N	N
1708975219	10	11	P	1	6.375	3	464000	464000	70631	06/01/2007	05/01/2037	2465	360	359	C	80	MA	06/01/2007	567	CMI	595000	0	1	1	XXXXXXXX0000	3019	1	0	0	#	6.375	0.000	2465	999.0	0	444	SWAMPSCOTT	1907	5	56.77		04/27/2007	580000	N	0	10	0	06/01/2007	06/14/2007	781	116	80	464000	CMI	N	N
1717915809	10	21	N	1	6.25	3	991250	991250	70631	06/01/2007	05/01/2037	5162.76	360	359	C	65	CA	06/01/2007	567	CMI	1525000	0	1	1	XXXXXXXXX000	5162.76	1	0	0	#	6.250	0.000	5162.76	999.0	0	444	MOUNTAIN VIEW	94041	43	49.54		04/12/2007	0	N	0	10	422	06/01/2007	06/14/2007	691	107	87.95	991250	CMI	N	N
1736975049	10	11	P	1	6.375	3	998000	998000	70631	07/01/2007	06/01/2037	5301.88	360	360	C	80	CA	06/01/2007	567	CMI	1248000	0	1	1	XXXXXXXXXXX0	5301.88	1	0	0	#	6.375	0.000	5301.88	999.0	0	444	SAN RAMON	94582	7	0		05/01/2007	1247500	N	0	10	0	06/01/2007	06/14/2007	742	115	80	998000	CMI	N	N
1747955409	10	11	P	1	6.375	3	700000	500000	70631	06/01/2007	05/01/2037	2656.25	360	359	C	56	CA	06/01/2007	567	CMI	1250000	0	1	1	XXXXXXXXX000	2656.25	1	0	0	#	6.375	0.000	3718.75	999.0	0	444	GREENBRAE	94904	21	42.69		04/11/2007	1250000	N	0	10	0	06/01/2007	06/14/2007	770	116	56	500000	CMI	N	N
1747955769	10	11	P	1	6.375	3	440000	439937.5	70631	06/01/2007	05/01/2037	2337.17	360	359	C	80	CA	06/01/2007	567	CMI	600000	0	1	1	XXXXXXXXX000	2337.17	1	0	0	#	6.375	0.000	2337.5	999.0	0	444	SAN DIEGO	92103	37	41.73		04/27/2007	550000	N	0	10	811	06/01/2007	06/14/2007	727	122	90.18	439937.5	CMI	N	N
1776945559	36	21	E	1	6.5	3	650000	650000	70631	07/01/2007	06/01/2037	3520.83	360	360	C	69.892	NY	06/01/2007	567	CMI	930000	0	1	1	XXXXXXXXXX00	3520.83	1	0	0	#	6.500	0.000	3520.83	999.0	0	444	NEW YORK	10032	31	36.1		05/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	755	114	69.89	650000	CMI	N	N
1786975779	10	21	N	1	6.75	3	770000	770000	70631	06/01/2007	05/01/2037	4331.25	360	359	C	70	MD	06/01/2007	567	CMI	1100000	0	1	1	XXXXXXXXXX00	5004.25	1	0	0	#	6.750	0.000	4331.25	999.0	0	444	WOODSTOCK	21163	14	34.15		04/24/2007	0	N	0	10	0	06/01/2007	06/14/2007	709	107	70	770000	CMI	N	N
1941229532	50	11	P	1	6.5	3	624000	623959.89	70631	05/01/2007	04/01/2037	3379.78	360	358	C	80	FL	06/01/2007	567	CMI	810000	0	1	1	XXXXXXXXXX00	3379.78	1	0	0	#	6.500	0.000	3379.89	0.0	0	0	BRADENTON	34202	41	40.83		03/30/2007	780000	N	0	10	0	06/01/2007	06/14/2007	727	122	80	623959.89	CMI	N	N
1941299742	10	21	N	1	6.75	0	491600	491460.18	70631	04/01/2007	03/01/2037	2765.25	360	357	C	79.675	MI	06/01/2007	567	CMI	617000	0	1	1	XXXXXXXXXX00	2765.25	1	0	0	#	6.750	0.000	2765.25	999.0	0	444	OAKLAND	48363	56	24.97		02/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	666	123	79.68	491460.18	CMI	N	N
2708915419	21	24	N	1	6.375	3	454750	454750	70631	05/01/2007	04/01/2037	2415.86	360	358	C	29.338	FL	06/01/2007	567	CMI	1550000	0	1	1	XXXXXXXX0000	2415.86	1	0	0	#	6.375	0.000	2415.86	999.0	0	444	MIRAMAR BEACH	32550	66	18.62		04/02/2007	0	N	0	10	0	06/01/2007	06/14/2007	772	115	29.34	454750	CMI	N	N
2708935099	10	21	N	1	6.5	3	578400	578400	70631	06/01/2007	05/01/2037	3133	360	359	C	80	MD	07/01/2007	567	CMI	723000	0	1	1	XXXXXXXX0000	3703	1	0	0	#	6.500	0.000	3133	999.0	0	444	POOLESVILLE	20837	16	26.51		04/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	719	117	92.94	578400	CMI	N	N
2717915809	10	21	N	1	6.25	3	1125000	1125000	70631	06/01/2007	05/01/2037	5859.38	360	359	C	68.597	CA	06/01/2007	567	CMI	1640000	0	1	1	XXXXXXXXX000	5859.38	1	0	0	#	6.250	0.000	5859.38	999.0	0	444	ORINDA	94563	7	32.71		04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	697	114	68.6	1125000	CMI	N	N
2726955709	10	21	E	1	7	3	528000	528000	70631	05/01/2007	04/01/2037	3080	360	358	C	80	NY	06/01/2007	567	CMI	660000	0	1	1	XXXXXXXXXXX0	3080	1	0	0	#	7.000	0.000	3080	999.0	0	444	SOUTH SALEM TOWN OF L	10590	60	43.59		03/15/2007	0	N	0	10	418	06/01/2007	06/14/2007	628	403	80	528000	CMI	N	N
2747955139	10	21	E	1	6.5	3	950000	949145.83	70631	06/01/2007	05/01/2037	5141.21	360	359	C	61.29	FL	06/01/2007	567	CMI	1550000	0	1	1	XXXXXXXXX000	5141.21	1	0	0	#	6.500	0.000	5145.83	999.0	0	444	MARCO ISLAND	34145	11	30.37		04/24/2007	0	N	0	146	992	06/01/2007	06/14/2007	772	123	62.9	949145.83	CMI	Y	N
2748945459	10	21	N	1	6.25	3	820000	820000	70631	07/01/2007	06/01/2037	4270.83	360	360	C	46.857	ID	06/01/2007	567	CMI	1750000	0	1	1	XXXXXXXX0000	4625.83	1	0	0	#	6.250	0.000	4270.83	999.0	0	444	TETONIA	83452	41	53.47		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	701	123	71.38	820000	CMI	N	N
2756955319	10	21	E	1	6.5	3	550000	550000	70631	07/01/2007	06/01/2037	2979.17	360	360	C	68.75	WA	06/01/2007	567	CMI	800000	0	1	1	XXXXXXXXXX00	3896.17	1	0	0	#	6.500	0.000	2979.17	999.0	0	444	DUVALL	98019	17	48.5		05/09/2007	0	N	0	10	0	06/01/2007	06/14/2007	706	107	68.75	550000	CMI	N	N
2776945439	14	21	N	1	6.375	3	706000	706000	70631	06/01/2007	05/01/2037	3750.63	360	359	C	57.868	CA	06/01/2007	567	CMI	1220000	0	1	1	XXXXXXXXXX00	3750.63	2	0	0	#	6.375	0.000	3750.63	999.0	0	444	BERKELEY	94704	1	31.07		04/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	779	117	57.87	706000	CMI	N	N
2951259052	50	11	P	1	5.625	0	684000	684000	70631	02/01/2007	01/01/2037	3206.25	360	355	C	80	VA	06/01/2007	567	CMI	885000	0	1	1	XXXXXXXXX000	3884.54	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFAX STATION	22039	29	44.96		12/28/2006	855000	N	0	10	0	06/01/2007	06/14/2007	790	122	80	684000	CMI	N	N
3717985949	10	21	N	1	6.5	3	784000	784000	70631	07/01/2007	06/01/2037	4246.67	360	360	C	78.4	AZ	06/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXX000	5015.67	1	0	0	#	6.500	0.000	4246.67	999.0	0	444	GILBERT	85234	7	46.24		05/07/2007	0	N	0	10	0	06/01/2007	06/14/2007	701	107	94	784000	CMI	N	N
3736915969	50	21	N	1	6.5	3	663000	663000	70631	06/01/2007	05/01/2037	3591.25	360	359	C	69.789	NY	06/01/2007	567	CMI	950000	0	1	1	XXXXXXXXXX00	3591.25	1	0	0	#	6.500	0.000	3591.25	999.0	0	444	SARATOGA SPRINGS	12866	46	23.33		04/27/2007	0	N	0	10	0	06/01/2007	06/14/2007	803	107	69.79	663000	CMI	N	N
3747955229	36	21	E	1	5.625	3	816410	816410	70631	06/01/2007	05/01/2037	3826.92	360	359	C	37.109	NY	06/01/2007	567	CMI	2200000	0	1	1	XXXXXXXXX000	3826.92	1	0	0	#	5.625	0.000	3826.92	999.0	0	444	NY	10011	31	46.24		04/25/2007	0	N	0	10	0	06/01/2007	06/14/2007	665	123	37.11	816410	CMI	N	N
3757975379	10	11	P	1	7	0	199960	199960	70631	05/01/2007	04/01/2037	1166.43	360	358	C	80	WA	06/01/2007	567	CMI	250000	0	1	1	XXXXXXXXX000	1358.43	1	0	0	#	7.000	0.000	1166.43	999.0	0	444	OLYMPIA	98502	34	44.94		03/29/2007	249950	N	0	10	420	06/01/2007	06/14/2007	676	410	80	199960	CMI	N	N
3776975179	10	11	P	1	6.25	3	910000	910000	70631	07/01/2007	06/01/2037	4739.58	360	360	C	65	CA	06/01/2007	567	CMI	1400000	0	1	1	XXXXXXXXXX00	4739.58	1	0	0	#	6.250	0.000	4739.58	999.0	0	444	WEST HOLLYWOOD	90048	19	31.37		05/03/2007	1425000	N	0	10	0	06/01/2007	06/14/2007	706	114	65	910000	CMI	N	N
3777965229	50	11	P	1	6.5	3	496000	496000	70631	06/01/2007	05/01/2037	2686.67	360	359	C	80	VA	06/01/2007	567	CMI	700000	0	1	1	XXXXXXXXX000	3265.67	1	0	0	#	6.500	0.000	2686.67	999.0	0	444	STERLING	20165	53	47.18		04/20/2007	620000	N	0	10	0	06/01/2007	06/14/2007	722	107	100	496000	CMI	N	N
3796985699	10	11	P	1	6.25	3	964000	964000	70631	06/01/2007	05/01/2037	5020.83	360	359	C	80	CA	06/01/2007	567	CMI	1205000	0	1	1	XXXXXXXXXX00	5020.83	1	0	0	#	6.250	0.000	5020.83	999.0	0	444	SAN JOSE	95125	43	36.77		04/14/2007	1205000	N	0	10	0	06/01/2007	06/14/2007	800	115	80	964000	CMI	N	N
3941299742	50	11	P	1	6.25	0	628000	627296.45	70631	04/01/2007	03/01/2037	3267.17	360	357	C	80	AZ	06/01/2007	567	CMI	785000	0	1	1	XXXXXXXXXX00	3672.4	1	0	0	#	6.250	0.000	3270.83	999.0	0	444	SCOTTSDALE	85255	19	40.82		02/22/2007	785000	N	0	10	0	06/01/2007	06/14/2007	746	122	80	627296.45	CMI	N	N
4707965669	10	11	P	1	6.5	3	479200	479200	70631	06/01/2007	05/01/2037	2595.67	360	359	C	80	CA	06/01/2007	567	CMI	599000	0	1	1	XXXXXXXXX000	3209.67	1	0	0	#	6.500	0.000	2595.67	999.0	0	444	SAN FERNANDO	91342	19	22.93		04/27/2007	599000	N	0	10	0	06/01/2007	06/14/2007	720	115	80	479200	CMI	N	N
4737995749	10	11	P	1	6.5	3	1100000	1100000	70631	06/01/2007	05/01/2037	5958.33	360	359	C	69.841	CA	06/01/2007	567	CMI	1575000	0	1	1	XXXXXXXXX000	5958.33	1	0	0	#	6.500	0.000	5958.33	999.0	0	444	HERMOSA BEACH	90254	19	30.55		05/01/2007	1575000	N	0	10	0	06/01/2007	06/14/2007	680	114	69.84	1100000	CMI	N	N
4756965029	10	21	E	1	7.25	3	240000	240000	70631	07/01/2007	06/01/2037	1450	360	360	C	75	MA	06/01/2007	567	CMI	320000	0	1	1	XXXXXXXXXX00	1754	1	0	0	#	7.250	0.000	1450	999.0	0	444	REHOBOTH	2769	3	56.94		04/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	646	123	75	240000	CMI	N	N
4757925279	10	11	P	1	6.25	3	540000	540000	70631	06/01/2007	05/01/2037	2812.5	360	359	C	64.285	CT	06/01/2007	567	CMI	900000	0	1	1	XXXXXXXXX000	2812.5	1	0	0	#	6.250	0.000	2812.5	999.0	0	444	MORRIS	6763	3	8.5		04/27/2007	840000	N	0	146	992	06/01/2007	06/14/2007	798	110	64.29	540000	CMI	Y	N
4768975089	21	21	E	1	6.25	0	552000	552000	70631	06/01/2007	05/01/2037	2875	360	359	C	63.085	NY	06/01/2007	567	CMI	875000	0	1	1	XXXXXXXX0000	3520	1	0	0	#	6.250	0.000	2875	999.0	0	444	BROOKLYN	11201	24	43.02		04/16/2007	0	N	0	10	0	06/01/2007	06/14/2007	774	107	63.08	552000	CMI	N	N
4776975969	50	11	P	1	6.5	3	994620	993720.86	70631	06/01/2007	05/01/2037	5382.65	360	359	C	79.977	CA	06/01/2007	567	CMI	1250000	0	1	1	XXXXXXXXXX00	5382.65	1	0	0	#	6.500	0.000	5387.53	999.0	0	444	SAN DIEGO	92127	37	50.85		04/30/2007	1243620	N	0	10	811	06/01/2007	06/14/2007	727	122	89.95	993720.86	CMI	N	N
4777905279	10	21	N	1	6.25	3	478500	478292.19	70631	06/01/2007	05/01/2037	2491.11	360	359	C	79.09	CA	06/01/2007	567	CMI	605000	0	1	1	XXXXXXXXX000	2491.11	1	0	0	#	6.250	0.000	2492.19	999.0	0	444	LAKEWOOD	90715	19	34.58		04/04/2007	0	N	0	10	0	06/01/2007	06/14/2007	751	107	79.09	478292.19	CMI	N	N
4777955529	50	21	E	1	5.75	3	520000	520000	70631	07/01/2007	06/01/2037	2491.67	360	360	C	80	OH	06/01/2007	567	CMI	650000	0	1	1	XXXXXXXXX000	2491.67	1	0	0	#	5.750	0.000	2491.67	999.0	0	444	SYLVANIA	43560	48	43.52		05/03/2007	0	N	0	146	992	06/01/2007	06/14/2007	778	123	80	520000	CMI	Y	N
4786995929	10	11	P	1	6.625	3	480000	480000	70631	07/01/2007	06/01/2037	2650	360	360	C	73.846	AZ	06/01/2007	567	CMI	690000	0	1	1	XXXXXXXXXX00	2970	1	0	0	#	6.625	0.000	2650	999.0	0	444	PHOENIX	85007	7	16.67		05/08/2007	650000	N	0	10	0	06/01/2007	06/14/2007	750	115	73.85	480000	CMI	N	N
4941299742	10	21	N	1	6.25	0	752000	751145.57	70631	04/01/2007	03/01/2037	3912.22	360	357	C	79.157	CA	06/01/2007	567	CMI	950000	0	1	1	XXXXXXXXXX00	3912.22	1	0	0	#	6.250	0.000	3916.67	999.0	0	444	ALTADENA	91001	13	43.84		02/14/2007	0	N	0	10	0	06/01/2007	06/14/2007	780	123	79.16	751145.57	CMI	N	N
5710916429	10	11	P	1	6.375	3	712000	708000	70631	05/01/2007	04/01/2037	3761.25	360	358	C	80	NY	06/01/2007	567	CMI	890000	0	1	1	XXXXX0000000	3761.25	1	0	0	#	6.375	0.000	3782.5	999.0	0	444	SCARSDALE	10583	60	41.53		03/19/2007	959000	N	0	10	0	06/01/2007	06/14/2007	732	115	85.62	708000	CMI	N	N
5727905509	10	21	E	1	6.25	3	700000	699901.83	70631	06/01/2007	05/01/2037	3645.32	360	359	C	64.22	CT	06/01/2007	567	CMI	1090000	0	1	1	XXXXXXXXX000	4601.32	1	0	0	#	6.250	0.000	3645.83	999.0	0	444	WILTON	6897	1	42.12		04/26/2007	0	N	0	10	0	06/01/2007	06/14/2007	705	107	64.22	699901.83	CMI	N	N
5728945199	10	11	P	1	6.25	3	581350	580950	70631	06/01/2007	05/01/2037	3025.78	360	359	C	77	CT	06/01/2007	567	CMI	765000	0	1	1	XXXXXXXX0000	4100.78	1	0	0	#	6.250	0.000	3027.86	999.0	0	444	TRUMBULL	6611	1	49.53		04/23/2007	755000	N	0	10	0	06/01/2007	06/14/2007	677	122	77	580950	CMI	N	N
5740906239	10	11	P	1	6.375	3	464000	463965	70631	06/01/2007	05/01/2037	2464.81	360	359	C	80	NY	06/01/2007	567	CMI	585000	0	1	1	XXXX00000000	2464.81	1	0	0	#	6.375	0.000	2465	999.0	0	444	BETHPAGE	11714	30	35.4		04/26/2007	580000	N	0	10	0	06/01/2007	06/14/2007	761	122	80	463965	CMI	N	N
5747935129	10	11	P	1	6.125	3	616000	615944.17	70631	06/01/2007	05/01/2037	3143.88	360	359	C	80	CA	06/01/2007	567	CMI	770000	0	1	1	XXXXXXXXX000	3143.88	1	0	0	#	6.125	0.000	3144.17	999.0	0	444	MONTARA	94037	41	37.4		04/09/2007	770000	N	0	10	0	06/01/2007	06/14/2007	801	115	80	615944.17	CMI	N	N
5757925359	23	12	P	1	7.125	3	664000	662663.04	70631	06/01/2007	05/01/2037	3934.56	360	359	C	80	WA	07/01/2007	567	CMI	850000	0	1	1	XXXXXXXXX000	4325.56	1	0	0	#	7.125	0.000	3942.5	999.0	0	444	KIRKLAND	98033	17	40.37		04/18/2007	830000	N	0	10	0	06/01/2007	06/14/2007	756	114	90	662663.04	CMI	N	N
5766965229	21	11	P	1	6.5	3	893750	893750	70631	06/01/2007	05/01/2037	4841.15	360	359	C01	65	FL	05/01/2007	567	CMI	1400000	0	1	1	XXXXXXXXXX00	6561.15	1	0	0	#	6.500	0.000	4841.15	999.0	0	444	FT LAUDERDALE	33301	6	37.55		04/30/2007	1375000	N	0	10	0	06/01/2007	06/14/2007	684	114	65	893750	CMI	N	N
5776905929	11	11	P	1	6.375	3	544000	544000	70631	07/01/2007	06/01/2037	2890	360	360	C	80	DC	06/01/2007	567	CMI	680000	0	1	1	XXXXXXXXXX00	3347	1	0	0	#	6.375	0.000	2890	999.0	0	444	WASHINGTON	20010	1	19.88		05/08/2007	691000	N	0	10	0	06/01/2007	06/14/2007	787	122	80	544000	CMI	N	N
5776975509	23	21	N	1	6.5	3	430000	430000	70631	07/01/2007	06/01/2037	2329.17	360	360	C	71.666	CA	06/01/2007	567	CMI	600000	0	1	1	XXXXXXXXXX00	2329.17	1	0	0	#	6.500	0.000	2329.17	999.0	0	444	SAN FRANCISCO	94103	38	28.43		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	805	115	71.67	430000	CMI	N	N
5788995049	10	11	P	1	6.375	0	172000	172000	70631	04/01/2007	03/01/2037	913.75	360	357	C	80	MN	06/01/2007	567	CMI	220000	0	1	1	XXXXXXX00000	1139.75	1	0	0	#	6.375	0.000	913.75	999.0	0	444	ANOKA	55303	2	31.91		02/16/2007	215000	N	0	10	418	06/01/2007	06/14/2007	740	401	100	172000	CMI	N	N
5796995179	10	11	P	1	6.375	3	452000	452000	70631	06/01/2007	05/01/2037	2401.25	360	359	C	80	CA	06/01/2007	567	CMI	565000	0	1	1	XXXXXXXXXX00	2401.25	1	0	0	#	6.375	0.000	2401.25	999.0	0	444	LOS ANGELES	91335	19	22.33		04/24/2007	565000	N	0	10	0	06/01/2007	06/14/2007	789	115	89.98	452000	CMI	N	N
5941219472	10	21	E	1	6.5	3	490000	490000	70631	05/01/2007	04/01/2037	2654.17	360	358	C	66.216	CA	06/01/2007	567	CMI	740000	0	1	1	XXXXXXXXXXX0	3033.14	1	0	0	#	6.500	0.000	2654.17	0.0	0	0	ORANGE	92869	30	33.06		03/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	767	123	66.22	490000	CMI	N	N
6708985619	36	21	E	1	6.375	3	900000	900000	70631	07/01/2007	06/01/2037	4781.25	360	360	C	60	NY	06/01/2007	567	CMI	1500000	0	1	1	XXXXXXXX0000	4781.25	1	0	0	#	6.375	0.000	4781.25	999.0	0	444	NEW YORK	10012	31	28.86		04/27/2007	0	N	0	10	0	06/01/2007	06/14/2007	774	123	60	900000	CMI	N	N
6708995989	10	11	P	1	6.25	3	794800	794800	70631	06/01/2007	05/01/2037	4139.58	360	359	C	80	CA	06/01/2007	567	CMI	994000	0	1	1	XXXXXXXX0000	4139.58	1	0	0	#	6.250	0.000	4139.58	999.0	0	444	SAN JOSE	95125	43	36.38		04/17/2007	993500	N	0	10	0	06/01/2007	06/14/2007	782	115	80	794800	CMI	N	N
6716945529	10	21	E	1	6.875	3	471750	471750	70631	07/01/2007	06/01/2037	2702.73	360	360	C	74.88	CA	06/01/2007	567	CMI	630000	0	1	1	XXXXXXXXXXX0	2945.73	1	0	0	#	6.875	0.000	2702.73	999.0	0	444	LA MESA	91941	37	50.93		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	704	107	74.88	471750	CMI	N	N
6727905359	50	11	P	1	6.25	3	540800	540800	70631	07/01/2007	06/01/2037	2816.67	360	360	C	80	MD	06/01/2007	567	CMI	680000	0	1	1	XXXXXXXXX000	3439.67	1	0	0	#	6.250	0.000	2816.67	999.0	0	444	ELKRIDGE	21075	14	39.03		05/02/2007	676000	N	0	10	0	06/01/2007	06/14/2007	715	107	89.99	540800	CMI	N	N
6757955909	50	21	E	1	6.625	3	595000	594987.9	70631	06/01/2007	05/01/2037	3284.83	360	359	C	63.297	FL	06/01/2007	567	CMI	940000	0	1	1	XXXXXXXXX000	4487.83	1	0	0	#	6.625	0.000	3284.9	999.0	0	444	DAVIE	33330	6	32.8		04/19/2007	0	N	0	10	0	06/01/2007	06/14/2007	749	117	63.3	594987.9	CMI	N	N
6786945069	10	21	N	1	6.375	3	612000	612000	70631	07/01/2007	06/01/2037	3251.25	360	360	C	80	IL	06/01/2007	567	CMI	765000	0	1	1	XXXXXXXXXX00	4388.25	1	0	0	#	6.375	0.000	3251.25	999.0	0	444	WHEATON	60187	22	44.05		05/08/2007	0	N	0	10	422	06/01/2007	06/14/2007	760	107	80	612000	CMI	N	N
6941219472	10	21	N	1	6	3	507000	507000	70631	05/01/2007	04/01/2037	2535	360	358	C	67.6	CA	06/01/2007	567	CMI	750000	0	1	1	XXXXXXXXXXX0	3272.93	1	0	0	#	6.000	0.000	2535	0.0	0	0	FOLSOM	95630	34	20.93		03/20/2007	0	N	0	10	0	06/01/2007	06/14/2007	762	123	67.6	507000	CMI	N	N
7707955309	10	11	P	1	6.375	3	888000	888000	70631	06/01/2007	05/01/2037	4717.5	360	359	C	80	CA	06/01/2007	567	CMI	1110000	0	1	1	XXXXXXXXXX00	4717.5	1	0	0	#	6.375	0.000	4717.5	999.0	0	444	SAN GABRIEL	91775	19	28.56		04/17/2007	1110000	N	0	10	0	06/01/2007	06/14/2007	730	114	89.99	888000	CMI	N	N
7717955439	14	21	E	1	6	3	845000	845000	70631	06/01/2007	05/01/2037	4225	360	359	C	65	CA	06/01/2007	567	CMI	1300000	0	1	1	XXXXXXXXX000	5204	2	0	0	#	6.000	0.000	4225	999.0	0	444	LOS ANGELES	90046	19	32.4		04/06/2007	0	N	0	10	0	06/01/2007	06/14/2007	708	123	65	845000	CMI	N	N
7728985629	10	11	P	1	6.375	3	1470000	1470000	70631	07/01/2007	06/01/2037	7809.38	360	360	C	70	CT	06/01/2007	567	CMI	2185000	0	1	1	XXXXXXXX0000	9135.38	1	0	0	#	6.375	0.000	7809.38	999.0	0	444	DARIEN	6820	1	24.06		05/02/2007	2100000	N	0	10	0	06/01/2007	06/14/2007	671	122	70	1470000	CMI	N	N
7776905809	10	11	P	1	6.875	3	684000	684000	70631	07/01/2007	06/01/2037	3918.75	360	360	C	80	CO	06/01/2007	567	CMI	930000	0	1	1	XXXXXXXXXX00	4389.75	1	0	0	#	6.875	0.000	3918.75	999.0	0	444	DENVER	80210	16	33.72		05/11/2007	855000	N	0	10	0	06/01/2007	06/14/2007	756	116	89.99	684000	CMI	N	N
7776905879	10	12	P	1	6.5	3	484000	484000	70631	06/01/2007	05/01/2037	2621.67	360	359	PEX	80	CA	06/01/2007	567	CMI	605000	0	1	1	XXXXXXXXXX00	2621.67	1	0	0	#	6.500	0.000	2621.67	999.0	0	444	PALM SPRINGS	92262	33	39.98		04/19/2007	605000	N	0	10	0	06/01/2007	06/14/2007	747	107	89.9	484000	CMI	N	N
7776985569	10	21	N	1	6.375	3	580000	579000	70631	07/01/2007	06/01/2037	3075.94	360	360	C	43.445	CA	06/01/2007	567	CMI	1335000	0	1	1	XXXXXXXXXX00	3075.94	1	0	0	#	6.375	0.000	3081.25	999.0	0	444	CAMARILLO	93010	56	29.49		04/28/2007	0	N	0	10	0	06/01/2007	06/14/2007	678	108	43.44	579000	CMI	N	N
7777905869	10	21	E	1	6.375	3	863000	863000	70631	06/01/2007	05/01/2037	4584.69	360	359	C	48.483	CA	06/01/2007	567	CMI	1780000	0	1	1	XXXXXXXXX000	4584.69	1	0	0	#	6.375	0.000	4584.69	999.0	0	444	PEBBLE BCH	93953	27	54.83		04/27/2007	0	N	0	146	992	06/01/2007	06/14/2007	756	123	48.48	863000	CMI	Y	N
7796985359	10	21	N	1	6.25	3	692000	692000	70631	07/01/2007	06/01/2037	3604.17	360	360	C	60.173	NJ	06/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXXX00	5127.17	1	0	0	#	6.250	0.000	3604.17	999.0	0	444	WESTWOOD	7675	2	35.07		05/14/2007	0	N	0	10	0	06/01/2007	06/14/2007	778	107	60.17	692000	CMI	N	N
7941209862	10	21	E	1	6.375	0	448000	447168.28	70631	04/01/2007	03/01/2037	2377.8	360	357	C01	80	CA	05/01/2007	567	CMI	560000	0	1	1	XXXXXXXXX000	2677.04	1	0	0	#	0.000	0.000	0	0.0	0	0	COLFAX	95713	31	36.5		02/15/2007	0	N	0	10	0	06/01/2007	06/14/2007	729	123	80	447168.28	CMI	N	N
7941229882	50	11	P	1	6.375	0	602760	602760	70631	04/01/2007	03/01/2037	3202.16	360	357	C	80	MD	06/01/2007	567	CMI	753500	0	1	1	XXXXXXXXX000	4238.23	1	0	0	#	0.000	0.000	0	0.0	0	0	CLINTON	20735	17	43.59		02/01/2007	753450	N	0	10	0	06/01/2007	06/14/2007	804	122	80	602760	CMI	N	N
7951249052	14	21	E	1	6.5	0	365000	364098.91	70631	03/01/2007	02/01/2037	1974.38	360	356	C	55.303	NY	06/01/2007	567	CMI	660000	0	1	1	XXXXXXXXX000	2376.63	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11234	24	38.46		01/11/2007	0	N	0	10	0	06/01/2007	06/14/2007	707	123	55.3	364098.91	CMI	N	N
8749915429	10	11	P	1	6.125	3	548000	547715.44	70631	05/01/2007	04/01/2037	2795.63	360	358	C	80	IL	07/01/2007	567	CMI	685000	0	1	1	XXXXXX000000	3856.63	1	0	0	#	6.125	0.000	2797.08	999.0	0	444	EVANSTON	60201	16	41.1		03/19/2007	685000	N	0	146	992	06/01/2007	06/14/2007	700	122	80	547715.44	CMI	Y	N
8756985849	10	11	P	1	6.75	3	718400	718400	70631	06/01/2007	05/01/2037	4041	360	359	C	80	CA	06/01/2007	567	CMI	898000	0	1	1	XXXXXXXXXX00	4041	1	0	0	#	6.750	0.000	4041	999.0	0	444	SAN BRUNO	94066	41	38.69		04/24/2007	898000	N	0	10	0	06/01/2007	06/14/2007	816	114	89.98	718400	CMI	N	N
8757905819	36	11	P	1	6.5	3	636000	636000	70631	07/01/2007	06/01/2037	3445	360	360	C	80	NY	06/01/2007	567	CMI	795000	0	1	1	XXXXXXXXX000	3445	1	0	0	#	6.500	0.000	3445	999.0	0	444	NEW YORK	10128	31	33.78		05/10/2007	795000	N	0	10	0	06/01/2007	06/14/2007	774	115	80	636000	CMI	N	N
8757945409	50	21	E	1	6.125	3	500000	500000	70631	07/01/2007	06/01/2037	2552.08	360	360	C	79.365	MD	06/01/2007	567	CMI	630000	0	1	1	XXXXXXXXX000	3204.08	1	0	0	#	6.125	0.000	2552.08	999.0	0	444	FREDERICK	21702	11	54.55		04/30/2007	0	N	0	10	0	06/01/2007	06/14/2007	750	107	79.36	500000	CMI	N	N
8786975749	10	21	N	1	6.375	3	725000	725000	70631	07/01/2007	06/01/2037	3851.56	360	360	C	75.52	CA	06/01/2007	567	CMI	960000	0	1	1	XXXXXXXXXX00	3851.56	1	0	0	#	6.375	0.000	3851.56	999.0	0	444	PALA	92059	37	28.31		05/01/2007	0	N	0	10	0	06/01/2007	06/14/2007	753	115	75.52	725000	CMI	N	N
8797985689	10	11	P	1	6.25	3	884000	884000	70631	06/01/2007	05/01/2037	4604.17	360	359	C	79.963	MA	06/01/2007	567	CMI	1105500	0	1	1	XXXXXXXX0000	5571.17	1	0	0	#	6.250	0.000	4604.17	999.0	0	444	WESTON	2493	9	46.41		04/30/2007	1105500	N	0	10	0	06/01/2007	06/14/2007	744	122	89.95	884000	CMI	N	N
8941219472	10	21	N	1	6.25	3	133000	133000	70631	05/01/2007	04/01/2037	692.71	360	358	C01	24.181	CA	05/01/2007	567	CMI	550000	0	1	1	XXXXXXXXXXX0	692.71	1	0	0	#	6.250	0.000	692.71	0.0	0	0	LOS ANGELES	91303	19	24.71		03/12/2007	0	N	0	10	0	06/01/2007	06/14/2007	819	123	24.18	133000	CMI	N	N
0756925869	50	11	P	1	6.25	3	837000	837000	70635	07/01/2007	06/01/2037	5153.56	360	360	C	66.061	TX	06/01/2007	35	CMI	1330000	0	1	1	XXXXXXXXXX00	5870.56	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78734	227	49.11		05/07/2007	1267000	N	0	10	0	06/01/2007	06/14/2007	800	112	66.06	837000	CMI	N	Y
1776905789	11	11	P	1	6.125	3	464000	464000	70635	07/01/2007	06/01/2037	2819.31	360	360	C	80	NJ	06/01/2007	35	CMI	600000	0	1	1	XXXXXXXXXX00	3436.31	1	0	0	#	0.000	0.000	0	0.0	0	0	PRINCETON	8540	11	42.08		05/15/2007	580000	N	0	10	0	06/01/2007	06/14/2007	703	118	89.99	464000	CMI	N	Y
1781906289	10	11	P	1	6.125	3	621600	620995.84	70635	06/01/2007	05/01/2037	3776.91	360	359	C	80	NY	07/01/2007	35	CMI	780000	0	1	1	XX0000000000	3776.91	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10605	60	29.59		04/20/2007	777000	N	0	10	0	06/01/2007	06/14/2007	715	112	80	620388.6	CMI	N	Y
2777925239	50	11	P	1	5.875	3	626000	626000	70635	07/01/2007	06/01/2037	3703.03	360	360	C	77.475	CA	06/01/2007	35	CMI	808000	0	1	1	XXXXXXXXX000	4658.03	1	4	0	#	5.375	0.000	3404.17	0.0	0	888	ALAMEDA	94502	1	38.71		05/01/2007	808000	Y	0	10	0	06/01/2007	06/14/2007	765	118	89.85	626000	CMI	N	Y
3728905039	10	11	P	1	5.875	3	480000	479510.62	70635	06/01/2007	05/01/2037	2839.38	360	359	C01	80	MD	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXX0000	3303.38	1	4	0	#	5.875	0.000	2839.38	0.0	0	888	SILVER SPRING	20906	16	34.35		04/20/2007	600000	Y	0	10	0	06/01/2007	06/14/2007	775	118	84.17	480000	CMI	N	Y
4707975009	50	11	P	1	6.125	3	520750	520243.85	70635	06/01/2007	05/01/2037	3164.14	360	359	C	79.998	WA	06/01/2007	35	CMI	652000	0	1	1	XXXXXXXXXX00	3164.14	1	4	0	#	6.125	0.000	3164.14	0.0	0	888	ISSAQUAH	98029	17	38.48		04/20/2007	650950	Y	0	10	0	06/01/2007	06/14/2007	782	107	83.07	520243.85	CMI	N	Y
4729975969	10	11	P	1	6	3	535000	535000	70635	07/01/2007	06/01/2037	3207.6	360	360	C	78.102	NJ	06/01/2007	35	CMI	689000	0	1	1	XXXXXXX00000	4114.6	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTCH PLAINS	7076	20	29.16		05/02/2007	685000	N	0	10	0	06/01/2007	06/14/2007	793	118	84.67	535000	CMI	N	Y
4736955439	10	11	P	1	5.875	0	440000	440000	70635	07/01/2007	06/01/2037	2602.77	360	360	C	67.692	PA	06/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	2836.77	1	0	0	#	0.000	0.000	0	0.0	0	0	HARLEYSVILLE	19438	46	26.16		05/15/2007	650000	N	0	10	0	06/01/2007	06/14/2007	775	118	67.69	440000	CMI	N	Y
4747995809	50	11	P	1	5.625	3	570000	569390.64	70635	06/01/2007	05/01/2037	3281.24	360	359	C	76	TX	06/01/2007	35	CMI	770000	0	1	1	XXXXXXXXX000	3281.24	1	0	0	#	0.000	0.000	0	0.0	0	0	KELLER	76248	220	29.85		04/17/2007	750000	N	0	10	0	06/01/2007	06/14/2007	716	112	76	569390.64	CMI	N	Y
4767985659	50	11	P	1	6.125	3	620000	619296.88	70635	06/01/2007	05/01/2037	3767.19	360	359	C	80	MI	06/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	5107.19	1	0	0	#	0.000	0.000	0	0.0	0	0	BRIGHTON	48116	47	24.93		04/24/2007	775000	N	0	10	0	06/01/2007	06/14/2007	793	112	80	619296.88	CMI	N	Y
4787935689	10	11	P	1	5.875	3	500000	499490.23	70635	06/01/2007	05/01/2037	2957.69	360	359	C	76.534	WA	06/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3556.69	1	0	0	#	0.000	0.000	0	0.0	0	0	OLYMPIA	98502	34	0		04/13/2007	653300	N	0	10	0	06/01/2007	06/14/2007	733	118	76.53	499490.23	CMI	N	Y
5738995469	50	11	P	1	5.875	3	704000	703282.24	70635	06/01/2007	05/01/2037	4164.43	360	359	C	80	CA	06/01/2007	35	CMI	880000	0	1	1	XXXXXXXX0000	4164.43	1	0	0	#	0.000	0.000	0	0.0	0	0	THOUSAND OAKS	91320	56	30.41		04/19/2007	880000	N	0	10	0	06/01/2007	06/14/2007	801	118	80	703282.24	CMI	N	Y
5767955299	10	11	P	1	5.875	3	788000	787196.6	70635	06/01/2007	05/01/2037	4661.32	360	359	C	80	CT	06/01/2007	35	CMI	990000	0	1	1	XXXXXXXXX000	6098.32	1	4	0	#	5.875	0.000	4661.32	0.0	0	888	NEWTOWN	6470	1	29.11		04/30/2007	985000	Y	0	10	0	06/01/2007	06/14/2007	717	118	80	787196.6	CMI	N	Y
6769915129	10	11	P	8	5.875	3	661500	660825.57	70635	06/01/2007	05/01/2037	3913.02	360	359	C	90	CT	06/01/2007	35	CMI	750000	0	1	1	XXXXXX000000	3913.02	1	4	0	#	5.875	0.000	3913.02	0.0	0	888	NEWTOWN	6470	1	43.29	DD	04/30/2007	735000	Y	25	10	0	06/01/2007	06/14/2007	770	112	90	660825.57	CMI	N	Y
7709945369	50	11	P	1	5.625	3	480000	479486.85	70635	06/01/2007	05/01/2037	2763.15	360	359	C	80	AZ	06/01/2007	35	CMI	615000	0	1	1	XXXXXXX00000	2988.15	1	0	0	#	0.000	0.000	0	0.0	0	0	MESA	85207	7	42.24		04/10/2007	600000	N	0	10	0	06/01/2007	06/14/2007	739	118	89.99	479486.85	CMI	N	Y
7747975589	10	11	P	1	5.875	3	472000	472000	70635	07/01/2007	06/01/2037	2792.06	360	360	C	80	TN	06/01/2007	35	CMI	595000	0	1	1	XXXXXXXXX000	3241.06	1	0	0	#	0.000	0.000	0	0.0	0	0	NASHVILLE	37204	19	36.31		05/15/2007	590000	N	0	10	0	06/01/2007	06/14/2007	701	118	80	472000	CMI	N	Y
7780956969	50	11	P	1	5.5	3	460852	459840.83	70635	05/01/2007	04/01/2037	2616.67	360	358	C	80	IL	06/01/2007	35	CMI	578000	0	1	1	XXXX00000000	3482.67	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH AURORA	60542	45	43.71		03/27/2007	576065	N	0	10	0	06/01/2007	06/14/2007	664	118	80	459840.83	CMI	N	Y
8720926769	50	11	P	1	6	3	590000	589412.65	70635	06/01/2007	05/01/2037	3537.35	360	359	C	74.683	PA	06/01/2007	35	CMI	800000	0	1	1	XXXXX0000000	3537.35	1	0	0	#	0.000	0.000	0	0.0	0	0	DOYLESTOWN	18902	9	31.64		04/26/2007	790000	N	0	10	0	06/01/2007	06/14/2007	749	118	74.68	589412.65	CMI	N	Y

FIELD NAME	CODE	TRANSLATION
DELQ_CONS CODE	001 - 999	Commercial Loans
DELQ_CONS CODE	AC1	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC2	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC3	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC4	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC5	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC6	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	B00	Bankruptcy - Brooke Kisner
DELQ_CONS CODE	B01	Bankruptcy - Jim McDonald
DELQ_CONS CODE	B02	Bankruptcy - Kim Caniford
DELQ_CONS CODE	B03	Bankruptcy - Scott Cost
DELQ_CONS CODE	B04	Bankruptcy - Christine Vaughn
DELQ_CONS CODE	B05	Bankruptcy - Mary Ellen Brust
DELQ_CONS CODE	B06	Bankruptcy - Catriona Dawson
DELQ_CONS CODE	B07	Bankruptcy - Kathy Moser
DELQ_CONS CODE	B08	Bankruptcy - Leigh Anders
DELQ_CONS CODE	B09	Bankruptcy - Bill Wheeler
DELQ_CONS CODE	B10	Bankruptcy - Ann Wood
DELQ_CONS CODE	B11	Bankruptcy - Christina Crampton
DELQ_CONS CODE	B12	Bankruptcy - Christina Howard
DELQ_CONS CODE	B13	Bankruptcy - Leah Moser
DELQ_CONS CODE	B14	Bankruptcy - Leslie Ambush
DELQ_CONS CODE	B15	Bankruptcy - Sareeka Whiten
DELQ_CONS CODE	B16	Bankruptcy - Donna West
DELQ_CONS CODE	B17	Bankruptcy - Amy Cullen
DELQ_CONS CODE	B18	Bankruptcy - Mark Grillo
DELQ_CONS CODE	B19	Bankruptcy - Brandy Castle
DELQ_CONS CODE	B20	Bankruptcy - Amy Viers
DELQ_CONS CODE	B21	Bankruptcy - Ann Marie Baker
DELQ_CONS CODE	B22	Bankruptcy - Carol Crouse
DELQ_CONS CODE	B30	Bankruptcy - Hilda Yacono
DELQ_CONS CODE	B31	Bankruptcy - Hilda Yacono
DELQ_CONS CODE	B32	Bankruptcy - Hilda Yacono
DELQ_CONS CODE	B34	Bankruptcy - Michael Mora
DELQ_CONS CODE	B98	Bankruptcy - CHE Bankruptcy
DELQ_CONS CODE	B99	Bankruptcy - CHE Bankruptcy
DELQ_CONS CODE	BAB	Bankruptcy - Amanda Bohr
DELQ_CONS CODE	BAG	Bankruptcy - Jim Agee Jr
DELQ_CONS CODE	BAQ	Bankruptcy received from an Acquisition - Not yet assigned
DELQ_CONS CODE	BB	Bankruptcy - Doreen Lovett
DELQ_CONS CODE	BDL	Bankruptcy - Doreen Lovett
DELQ_CONS CODE	BFC	Bankruptcy - FC referral to BNK prior to assignment
DELQ_CONS CODE	BGC	Bankruptcy - Gwen Canada
DELQ_CONS CODE	BJA	(Jodi Bushong First Am)
DELQ_CONS CODE	BJB	Bankruptcy - Jim Bauer
DELQ_CONS CODE	BJH	Bankruptcy - Joanne Hansen
DELQ_CONS CODE	BJT	Bankruptcy - Jamie Hutchison
DELQ_CONS CODE	BKG	Bankruptcy - Karen Graham
DELQ_CONS CODE	BMB	Bankruptcy - Michelle Bacon
DELQ_CONS CODE	BMM	Bankruptcy - Manuel Morones
DELQ_CONS CODE	BMR	Bankruptcy - Mccalla Raymer
DELQ_CONS CODE	BMT	Bankruptcy - Michelle Turan
DELQ_CONS CODE	BRJ	Bankruptcy - Ryan Jones
DELQ_CONS CODE	BRK	Bankruptcy - Ray Kilpatrick
DELQ_CONS CODE	BSB	Bankruptcy - Steve Berra
DELQ_CONS CODE	BSG	Bankruptcy - Stephan Gitau
DELQ_CONS CODE	BSW	Bankruptcy - Sue Wood
DELQ_CONS CODE	BTJ	(Tiffany Jinson First Am)
DELQ_CONS CODE	BVM	Bankruptcy - OPEN
DELQ_CONS CODE	BVW	Bankruptcy - Brice Vanderlinden
DELQ_CONS CODE	BWI	Bankruptcy - OPEN
DELQ_CONS CODE	BZ_	Bankruptcy - Ryan Jones
DELQ_CONS CODE	BK0	Loans Serviced By Others
DELQ_CONS CODE	C	Current Account
DELQ_CONS CODE	C01-C36	Delinquent Account
DELQ_CONS CODE	F01	Foreclosure - April Rinehart
DELQ_CONS CODE	F02	Foreclosure - Susan Clark
DELQ_CONS CODE	F03	Foreclosure - Greg Gaskill
DELQ_CONS CODE	F04	Foreclosure - Megan Spencer
DELQ_CONS CODE	F05	Foreclosure - Colleen Henderson
DELQ_CONS CODE	F06	Foreclosure - Pam Snoots
DELQ_CONS CODE	F07	Foreclosure - Dan Eiker
DELQ_CONS CODE	F08	Foreclosure - Leslie Winkler
DELQ_CONS CODE	F09	Foreclosure - Minnie Harper
DELQ_CONS CODE	F10	Foreclosure - Tracey Eckenrode
DELQ_CONS CODE	F11	Foreclosure - Julie Reed
DELQ_CONS CODE	F12	Barbara Banks - Foreclosure
DELQ_CONS CODE	F14	Foreclosure - Kim Liquori
DELQ_CONS CODE	F37	Foreclosure - Linda Wastler
DELQ_CONS CODE	F40	Foreclosure - Paulette Hill
DELQ_CONS CODE	F44	Pre-Sale - pending re-initiation of foreclosure after bankruptcy release - Pam Snoots
DELQ_CONS CODE	F48	Foreclosure - Tressa Grizzle
DELQ_CONS CODE	F49	Foreclosure - Rebecca Fauble
DELQ_CONS CODE	F53	Foreclosure - Linda McCanner
DELQ_CONS CODE	F56	Foreclosure - Margaret Jeffers
DELQ_CONS CODE	F5A	Foreclosure - Verdugo Trustee Serv
DELQ_CONS CODE	F5B	Foreclosure - Five Star Service
DELQ_CONS CODE	F5C	Foreclosure - Esther Valenzuela
DELQ_CONS CODE	F5D	Foreclosure - Beatriz Osorio
DELQ_CONS CODE	F5E	Foreclosure - Vanessa Perez
DELQ_CONS CODE	F5F	Foreclosure - Claudia Segura
DELQ_CONS CODE	F5G	Foreclosure - Michael Mora
DELQ_CONS CODE	F5H	Foreclosure - Shalom Thompson-Barnes
DELQ_CONS CODE	F5I	Foreclosure - Sona Tashdjian
DELQ_CONS CODE	F5Z	Foreclosure - Piggy 2nd
DELQ_CONS CODE	F66	Foreclosure - Cindy Heilman
DELQ_CONS CODE	F67	Foreclosure - Nancy Mentzer
DELQ_CONS CODE	F68	Foreclosure - Carol Crouse
DELQ_CONS CODE	F70	Foreclosure - Amy Cullen
DELQ_CONS CODE	F71	Foreclosure - Sareeka Whiten
DELQ_CONS CODE	F79	Foreclosure - Melissa Huffer
DELQ_CONS CODE	F80	Foreclosure - Leigh Anders
DELQ_CONS CODE	F81	Foreclosure - Kennita Fraley
DELQ_CONS CODE	F90	Foreclosure - Janet Gardenhour
DELQ_CONS CODE	F92	Foreclosure - Loss Analysis Review
DELQ_CONS CODE	F93	Foreclosure - Donna Fogle
DELQ_CONS CODE	F94	Foreclosure - Catriona Dawson
DELQ_CONS CODE	F95	Foreclosure - Jaclyn Kramlick
DELQ_CONS CODE	F96	Foreclosure - Barbara Kemper
DELQ_CONS CODE	F97	Foreclosure - Lisa Schilling
DELQ_CONS CODE	F98	Foreclosure - Gabby Patton
DELQ_CONS CODE	F99	Foreclosure - Kristin Wetzel
DELQ_CONS CODE	FAB	R & L - Amanda Bohr
DELQ_CONS CODE	FAI	Foreclosure - Karen Graham
DELQ_CONS CODE	FBP	Post Sale - Pre Conveyance Baker, Brinkley, Pierce - Nicole Green
DELQ_CONS CODE	FBR	Foreclosure - Barb Rice
DELQ_CONS CODE	FCC	Foreclosure - Rich Dabney
DELQ_CONS CODE	FCS	Foreclosure - OPEN
DELQ_CONS CODE	FCU	Foreclosure - Chad Unel
DELQ_CONS CODE	FCW	Foreclosure - Carla Weatherford
DELQ_CONS CODE	FD2	In REO. May have pending claim for FNMA, FHLMC, MI claims w/out Short Sales or 3rd Party Sales
DELQ_CONS CODE	FDC	Claims - Denice Willie
DELQ_CONS CODE	FJB	R & L - Jim Bauer
DELQ_CONS CODE	FJH	R & L - Jaime Hutchison
DELQ_CONS CODE	FJW	Foreclosure - Jim Walker
DELQ_CONS CODE	FKG	Foreclosure - Karen Graham
DELQ_CONS CODE	FKH	Foreclosure - Kevin Hollrah
DELQ_CONS CODE	FKW	Foreclosure - Kim Wilkins
DELQ_CONS CODE	FLG	Foreclosure -
DELQ_CONS CODE	FPF	Conventional Paid Off Loans Awaiting Refund - Martha Yost
DELQ_CONS CODE	FPS	Foreclosure Post Sale - Nicole Green
DELQ_CONS CODE	FQ1	Pre-Sale - Referred to Foreclosure from Collections - not yet loaded to DRI
DELQ_CONS CODE	FQ2	Pre-Sale - Referred as SPECIAL to Foreclosure from Collections - not yet loaded to DRI
DELQ_CONS CODE	FQ9	Foreclosure - Pre-Sale - Referred to FC from Collections (Jim Bauer)
DELQ_CONS CODE	FOR	Foreclosure - CHE Bankruptcy
DELQ_CONS CODE	FQD	Pre-Sale - Not yet assigned to Foreclosure Specialist
DELQ_CONS CODE	FR2 - FR9	Post-Sale Claims
DELQ_CONS CODE	FSC	Foreclosure - Sherryl Craig
DELQ_CONS CODE	FSI	Foreclosure - Karen Graham
DELQ_CONS CODE	FSM	Foreclosure - Sarah Martin
DELQ_CONS CODE	FSW	R & L - Sue Wood
DELQ_CONS CODE	FTL	Foreclosure - Jim Bauer
DELQ_CONS CODE	FTP	Foreclosure - Kim Wilkins
DELQ_CONS CODE	FZA	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZB	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZC	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZD	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZE	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZF	Pre-conveyance - Nicole Green
DELQ_CONS CODE	FZG	Pre-conveyance - Cristin Collier
DELQ_CONS CODE	FZH	Agency Claims - Donita M Young
DELQ_CONS CODE	FZZ	Foreclosure - Citi Home Equity
DELQ_CONS CODE	FC0	Loans Serviced By Others
DELQ_CONS CODE	MOG	Manhattan Owners Group Loan
DELQ_CONS CODE	N	New Loan
DELQ_CONS CODE	PAB	Amanda Bohr - R&L Group
DELQ_CONS CODE	PAM	Shannon Greiner - Referral and Reporting
DELQ_CONS CODE	PAQ	Acquisition Problems
DELQ_CONS CODE	PBG	Collections - Incoming phone calls from customer. Default Control- Monitors and communicates with PBG group
DELQ_CONS CODE	PBI	6 Mo Balloon Loan - IBM
DELQ_CONS CODE	PBL	Matured Bridge / Balloon Loan
DELQ_CONS CODE	PCA	Boarding Error
DELQ_CONS CODE	PCC	Under Repurchase Review
DELQ_CONS CODE	PCF	Paid Off Accounts - Citi Home Equity loan
DELQ_CONS CODE	PCL	Monitored by Collections
DELQ_CONS CODE	PCO	PBG Coop Loans - Special Payoff Procedures
DELQ_CONS CODE	PCS	Monitored by Customer Service
DELQ_CONS CODE	PCW	California Wild Fire Affected
DELQ_CONS CODE	PDS	FC Correspondence Loans worked in Collections
DELQ_CONS CODE	PFH	Hurricane Disaster
DELQ_CONS CODE	PHB	Habitat For Humanity
DELQ_CONS CODE	PJB	Jim Bauer - R&L Group
DELQ_CONS CODE	PJC	Citi Home Equity - Judy Campbell
DELQ_CONS CODE	PJH	Jaime Hutchison - R&L Group
DELQ_CONS CODE	PLS	Lease Loans
DELQ_CONS CODE	PNN	NACA NSF Loan
DELQ_CONS CODE	PRC	Exclude Puerto Rico Loans from being Serviced
DELQ_CONS CODE	PRL	Research and Litigation Group - Jeanette Caniford
DELQ_CONS CODE	PSK	Skip Account
DELQ_CONS CODE	PSW	Sue Wood
DELQ_CONS CODE	PTJ	Tarsha Jones - R&L Group
DELQ_CONS CODE	REC	Recovery
DELQ_CONS CODE	REO	Loans Serviced By Others
DELQ_CONS CODE	S21	Loss Mitigation - Approved
DELQ_CONS CODE	S35	Loss Mitigation FC - Stipulated Forbearance (Special Risk)
DELQ_CONS CODE	S40	Loss Mitigation - Active Moratorium
DELQ_CONS CODE	S51	Loss Mitigation - Approved and Booked - DIL (Warranty Deed Transferred)
DELQ_CONS CODE	S52	Loss Mitigation - Approved and Booked - Short Sale (HUD-1 & Payoff $ recd)
DELQ_CONS CODE	S60	Loss Mitigation - HUD 60-Day Monitoring - Broken FC Forbearance
DELQ_CONS CODE	S77	Non-reaffirmed Bankruptcy (Special Risk)
DELQ_CONS CODE	S99	Loss Mit Forbearance Plan - Not in Foreclosure (Special Risk)
DELQ_CONS CODE	SAQ	Loss Mitigation Acquisition Loan - To be assigned
DELQ_CONS CODE	SBL	Matured Bridge/Balloon Loan - Patty Sickbert
DELQ_CONS CODE	SBR	Bridge Loan
DELQ_CONS CODE	SCM	Loss Mitigation - Completed Forbearance Plan - Not in FC
DELQ_CONS CODE	SCP	Loss Mitigation - Completed Stip FC Forbearance
DELQ_CONS CODE	SDF	Loss Mitigation - Terminated Stip Forbearance
DELQ_CONS CODE	SFL	Florida Group - SPECIAL Risk
DELQ_CONS CODE	SLG	Collections Suspended by Legal
DELQ_CONS CODE	T __ __	Acquisitions/Service Released
DELQ_CONS CODE	VIP	Citi VIP
DELQ_CONS CODE	W __ __	Acquisitions/Service Released
DELQ_CONS CODE	X __ __	Acquisitions/Service Released
DELQ_CONS CODE	Y __ __	Acquisitions/Service Released
DELQ_CONS CODE	Z __ __	Acquisitions/Service Released

LOAN TYPE	1	CONVENTIONAL
LOAN TYPE	2	FHA
LOAN TYPE	3	VA
LOAN TYPE	5	CONSTRUCTION
LOAN TYPE	6	COMMERCIAL CONSTRUCTION
LOAN TYPE	7	COMMERCIAL LOANS
LOAN TYPE	8	CONVENTIONAL WITH PMI
LOAN TYPE	9	MISCELLANEOUS (SECONDS)

MOD CD	.	.
MOD CD	0	0
MOD CD	1	1
MOD CD	2	2
MOD CD	3	3
MOD CD	4	4
MOD CD	5	5
MOD CD	6	6
MOD CD	7	7
MOD CD	8	8
MOD CD	9	9
MOD CD	A	STANDARD MODIFICATION COMPLETE
MOD CD	B	B
MOD CD	C	C
MOD CD	D	D
MOD CD	E	E
MOD CD	F	F
MOD CD	G	G
MOD CD	H	H
MOD CD	I	I
MOD CD	J	J
MOD CD	K	K
MOD CD	L	L
MOD CD	M	M
MOD CD	N	N
MOD CD	O	O
MOD CD	P	P
MOD CD	Q	Q
MOD CD	R	R
MOD CD	S	S
MOD CD	T	T
MOD CD	U	STREAMLINE MODIFICATION COMPLETE
MOD CD	V	V
MOD CD	W	MISSING MODIFICATION AGREEMENT
MOD CD	X	UNKNOWN PROP CONDITION-NATURAL DISASTER
MOD CD	Y	ARM LOANS IN LITIGATION
MOD CD	Z	PORTFOLIO MODIFICATION PROGRAM

OCCUPANCY	0	MISSING	MISSING
OCCUPANCY	11	OWNER OCCUPIED	PURCHASE
OCCUPANCY	12	OWNER OCCUPIED SECOND	PURCHASE
OCCUPANCY	13	NON-OWNER OCCUPIED	PURCHASE
OCCUPANCY	14	NON-OWNER OCCUPIED	PURCHASE
OCCUPANCY	21	OWNER OCCUPIED	REFINANCE
OCCUPANCY	24	OWNER OCCUPIED SECOND	REFINANCE
OCCUPANCY	26	NON-OWNER OCCUPIED	REFINANCE
OCCUPANCY	120	OWNER OCCUPIED	HOME IMP 2ND
OCCUPANCY	121	OWNER OCCUPIED	CONS CRED 2ND
OCCUPANCY	122	OWNER OCCUPIED	GEN BUS 2ND
OCCUPANCY	130	NON-OWNER OCCUPIED	HOME IMP 2ND
OCCUPANCY	131	NON-OWNER OCCUPIED	CONS CRED 2ND
OCCUPANCY	132	NON-OWNER OCCUPIED	GEN BUS 2ND
OCCUPANCY	311	VACANT	PURCHASE
OCCUPANCY	321	VACANT	REFINANCE

PMI		NO PMI CODE (ASSUMED STRETCH)
PMI	.	PMI DELETED FROM SYSTEM
PMI	..	PMI DELETED FROM SYSTEM
PMI	0	PMI DELETED FROM SYSTEM
PMI	00	PMI DELETED FROM SYSTEM
PMI	AA	CMAC
PMI	AD	CMAC
PMI	AL	ALASKA HOUSING FINANCE
PMI	AM	CMAC
PMI	AN	CMAC
PMI	BM	STRETCH
PMI	BN	COMM CREDIT
PMI	BO	BANK ONE TRUST COMPANY
PMI	CA	CALIFORNIA HOUSING INS FUND
PMI	CC	COMMERCIAL CREDIT
PMI	CD	FOREMOST GUARANTY
PMI	CM	CMAC
PMI	CN	FOREMOST GUARANTY
PMI	CU	CUNA MORTGAGE INSURANCE
PMI	CW	COMMONWEALTH
PMI	DC	DUAL COLLATERAL LOAN (PAM)
PMI	DD	GEMICO
PMI	DH	GENERAL ELECTRIC
PMI	DN	GEMICO
PMI	DP	GENERAL ELECTRIC
PMI	ED	HOME GUARANTY
PMI	EN	HOME GUARANTY
PMI	EW	HOME GUARANTY
PMI	F1	Unins. Govt. 1-30 days old
PMI	F2	Unins. Govt. 31-60 days old
PMI	F3	Unins. Govt. 61-90 days old
PMI	F4	Unins. Govt. 91-120 days old
PMI	FD	IMIC
PMI	FG	FOREMOST GUARANTY
PMI	FH	GNMA
PMI	FM	FOREMOST GUARANTY
PMI	FN	IMIC
PMI	FO	FOREMOST GUARANTY
PMI	FP	GNMA
PMI	FX	FARMER'S HOME LOAN
PMI	FY	Uninsurable Govt. Loan
PMI	FZ	Uninsured FHA Loan
PMI	GD	MGIC
PMI	GE	GENERAL ELECTRIC
PMI	GN	MGIC
PMI	GR	MCIG
PMI	HD	PMI
PMI	HG	HOME GUARANTY
PMI	HN	PMI
PMI	ID	REPUBLIC (RMIC)
PMI	IM	IMIC
PMI	IN	REPUBLIC (RMIC)
PMI	JD	TICOR
PMI	JH	TICOR
PMI	JN	TICOR
PMI	KD	UNITED GUARANTY
PMI	KN	UNITED GUARANTY
PMI	LA	VEREX
PMI	LD	VEREX
PMI	LH	VA
PMI	LM	LIBERTY MORTGAGE CO.
PMI	LN	VEREX
PMI	MN	Massachusetts Housing Fund
PMI	MG	MGIC
PMI	MR	MI RELEASED BY BUSINESS - PBG
PMI	ND	TRIAD GUARANTY -DELEGATED
PMI	NN	TRIAD GUARANTY - MTG INS
PMI	NX	NY REGULATION - LTV>80/ NO MI
PMI	NY	NYC REHAB
PMI	OO	NON-STRETCH - CALIFORNIA
PMI	PA	PARTNER ADVANCE LTV - PBG
PMI	PB	POLICYHOLDERS BENEFIT CORP
PMI	PD	PAMICO MORTGAGE INS. CO.
PMI	PM	PMI
PMI	QN	OLD REPUBLIC MTG ASSUR CORP
PMI	RM	RMIC
PMI	RN	REPUBLIC (RMIC)
PMI	SG	SELF-INSURED (CANCELLED MI)
PMI	SN	WMAC CREDIT INS
PMI	ST	SELF-INSURED (WAS TICOR LOAN)
PMI	TG	TIGER INSURANCE
PMI	TI	TICOR
PMI	UD	UNITED GUARANTY
PMI	UG	UNITED GUARANTY
PMI	UN	US MORTGAGE CO
PMI	VA	VA (GNMA LOANS)
PMI	VD	AMERICAN MTG INS
PMI	VE	VEREX
PMI	VI	VEREX
PMI	VL	AMERIN MTG INS CO
PMI	VN	AMERIN MTG INS CO
PMI	VX	VEREX
PMI	WD	RADIAN - DELEGATED
PMI	WN	RADIAN - NON-DELEGATED
PMI	XA	DUPONT GUARANTY
PMI	XB	KODAK GUARANTY
PMI	XC	CITIBANK TOKYO GUAR
PMI	XD	CORNERSTONE COLUMBIA CORP GUAR
PMI	XE	MOBAY CORPORATION
PMI	XR	CORP. GUAR. - RELEASED - PBG
PMI	XX	CORPORATE GUARANTY
PMI	YY	ACQUISITION W NO CITI RECOURSE

PMT FREQ	1	MONTHLY
PMT FREQ	2	QUARTERLY
PMT FREQ	3	SEMI-ANNUALLY
PMT FREQ	4	ANNUALLY
PMT FREQ	5	BI-WEEKLY
PMT FREQ	6	WEEKLY
PMT FREQ	7	SEMI-MONTHLY

PROD	0	MISSING PROD
PROD	1	01 yr CPTP ARM w/o payment cap, (assumption feature: at existing note rate)
PROD	2	01 yr CPTP ARM w/o payment cap, (assumption feature: at 1% below market value)
PROD	3	03 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
PROD	4	03 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
PROD	5	05 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
PROD	6	05 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
PROD	7	01 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	8	01 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	9	03 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	10	03 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	11	05 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	12	05 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	13	Advantage 5 (30 month adjustment; assumption feature: at existing note rate)
PROD	14	Advantage 5 (30 month adjustment; assumption feature: at 1% below market rate)
PROD	15	CPTP REM (assumption feature: at existing note rate)
PROD	16	CPTP REM (assumption feature: at 1% below market rate)
PROD	17	Step REM (assumption feature: at existing note rate)
PROD	18	01 yr CPTP ARM w/o payment cap, (no assumption feature)
PROD	19	03 yr CPTP ARM w/o payment cap (no assumption feature)
PROD	20	05 yr CPTP ARM w/o payment cap (no assumption feature)
PROD	21	01 yr FNMA ARM
PROD	22	03 yr FNMA ARM
PROD	23	05 yr FNMA ARM
PROD	24	01 yr FNMA GPARM
PROD	25	03 yr FNMA GPARM
PROD	26	05 yr FNMA GPARM
PROD	27	01 yr CPTP ARM w payment cap (no assumption feature)
PROD	28	03 yr CPTP ARM w payment cap (no assumption feature)
PROD	29	05 yr CPTP ARM w payment cap (no assumption feature)
PROD	30	Step REM (assumption feature: at 1% below market rate)
PROD	31	15 yr fixed rate (no assumption feature)
PROD	32	04 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	33	01 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to 15 yr term
PROD	34	01 yr CPTP ARM w payment cap, assumable at 1% below market rate, convertible to 15 yr term
PROD	35	Conforming 20-25-30 yr fixed rate
PROD	36	06 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	37	03 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	38	08 yr Balloon with Certificate (Homeowners)
PROD	39	08 yr Simple Balloon (no assumption feature)
PROD	40	03 yr Balloon with Certificate (Homeowners)
PROD	41	03 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	42	04 yr Balloon with Certificate (Homeowners)
PROD	44	05 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	45	05 yr Balloon with Certificate (Homeowners)
PROD	46	06 yr Balloon with Certificate (Homeowners)
PROD	47	07 yr Balloon with Certificate (Homeowners)
PROD	48	09 yr Balloon with Certificate (Homeowners)
PROD	49	09 yr Simple Balloon (no assumption feature)
PROD	50	03 yr Simple Balloon (no assumption feature)
PROD	51	05 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	52	04 yr Simple Balloon (no assumption feature)
PROD	53	04 yr Simple Balloon (assumption feature: at existing note rate)
PROD	54	01 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to 15 yr term
PROD	55	05 yr Simple Balloon (no assumption feature)
PROD	56	06 yr Simple Balloon (no assumption feature)
PROD	57	07 yr Simple Balloon (no assumption feature)
PROD	58	10 yr Simple Balloon (no assumption feature)
PROD	59	10 yr Balloon with Certificate (Homeowners)
PROD	60	Advantage 5 (30 month adjustment; no assumption feature)
PROD	63	03 yr CPTP ARM w/o payment cap, assumable at existing rate, convertible to l5 yr term
PROD	64	03 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to l5 yr term
PROD	65	FHA
PROD	66	05 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
PROD	67	05 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	68	05 yr CPTP ARM w/o payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	69	03 yr Simple Balloon (assumption feature: at existing note rate)
PROD	70	GPM FHA 245 graduated payment
PROD	71	03 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	72	05 yr Simple Balloon (assumption feature: at existing note rate)
PROD	73	05 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	74	06 yr Simple Balloon (assumption feature: at existing note rate)
PROD	75	FHA 235 subsidized loan
PROD	76	Non-conforming 25-30 yr fixed rate jumbo
PROD	77	07 yr Simple Balloon (assumption feature: at existing note rate)
PROD	78	07 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	79	08 yr Simple Balloon (assumption feature: at existing note rate)
PROD	80	FHA 265 subsidized loan
PROD	81	08 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	82	09 yr Simple Balloon (assumption feature: at existing note rate)
PROD	83	09 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	84	10 yr Simple Balloon (assumption feature: at existing note rate)
PROD	85	VA
PROD	86	10 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	87	CTX fixed rate mortgage; non assumable (see VA Landboard Servicing guide) **
PROD	88	15 yr step rate mtg. Initial 8.5% am l5 yrs, adj to 9.5% @ 14 yrs, l0.5% @ l3 yrs ll 3/4% l2 yrs
PROD	89	01 yr ARM Plan 512 from Marquette Bank, Minneapolis, MN **
PROD	90	GPM VA 3 graduated payment
PROD	91	GPM Conventional 30 yr **
PROD	92	GPM Conventional l5 yr **
PROD	94	10 yr fixed rate (assumption feature at 1% below market rate)
PROD	95	CPTP REM (no assumption feature)
PROD	96	Step REM (no assumption)
PROD	98	05 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
PROD	99	01 yr ARM from Marquette Bank, Minneapolis, MN, fixed rate 2 yrs **
PROD	118	01 yr CPTP ARM w/o payment cap, no assumption, convertible to 15 yr term
PROD	119	01 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	120	03 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	121	05 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	122	03 yr CSFL GPM fixed rate
PROD	123	05 yr CSFL GPM fixed rate
PROD	124	01 yr CPTP ARM (CSFL) w payment cap, assumption, convertible
PROD	127	01 yr CPTP ARM w payment cap, no assumption, convertible to 15 yr term
PROD	128	03 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
PROD	135	15 yr fixed rate (assumption feature: at existing note rate)
PROD	150	03 yr CPTP ARM (WESTERN) w/o payment cap, assumable to l% below market rate to 7th yr convt. to term
PROD	151	05 yr CPTP ARM (WESTERN) w/o payment cap, assumable at 1% below market rate to 7th year, convt to term
PROD	160	03 yr ARM (CB MAIN) w/o payment cap, assumable at existing rate, convertible to remaining term
PROD	161	01 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to 15 yr term
PROD	162	03 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
PROD	175	FIXED RATE - Modification to fixed rate to remaining term fixed rate (refinance program)
PROD	193	Homeowner Choice (l yr or less ARM) w/o payment cap
PROD	194	Homeowner Key with a 30 year amortization - not assumable
PROD	195	Homeowner Key: assumable
PROD	196	Homeowner Choice (3,5,7,10 yr ARM) w/o payment cap
PROD	197	FNMA ARM 5-1 (test)
PROD	198	FNMA ARM 5-2
PROD	199	Homeowner Key: non assumable
PROD	235	15 yr fixed rate (assumption feature: at 1% below market rate)
PROD	275	06 month CPTP ARM w/o payment cap, no assumption, no conversion
PROD	276	06 month CPTP ARM w/o payment cap, assumable at existing rate, no conversion
PROD	277	06 month CPTP ARM w/o payment cap, assumable at l% below market, no conversion
PROD	278	06 month CPTP ARM w payment cap, no assumption, no conversion
PROD	279	06 month CPTP ARM w payment cap, assumable at existing rate, no conversion
PROD	280	06 month CPTP ARM w payment cap, assumable at l% below market, no conversion
PROD	281	01 yr FHA ARM
PROD	282	06 month CPTP ARM w/o payment cap, no assumption, convertible to remaining life
PROD	283	01 yr ARM w/o payment cap assumable at existing note rate, convertible to remaining term
PROD	285	01 yr ARM (3-1) w cap, no conversion, is assumable at current rate
PROD	286	06 month CPTP ARM w/o payment cap, assumable at existing rate, conversion to remaining term
PROD	287	01 yr CPTP ARM (WESTERN) w/o payment cap, assumable at l% below market rate to 7th yr, convt. to 6th or 7th adjustment period - special block of loans due to error in booking
PROD	290	01 yr ARM, assumable, convertible at any month end
PROD	299	01 yr ARM (CSFL) on NCR
PROD	300	30 month ARM - New York
PROD	301	30 month ARM - Co-op New York
PROD	302	03 yr ARM-Co-op
PROD	303	03 yr ARM-New York
PROD	304	10 yr ARM - Assumable
PROD	305	07 yr ARM - Assumable
PROD	306	Renegotiable Rate (DC) - Assumable; Convertible
PROD	307	Renegotiable Rate (DC) - Convertible
PROD	308	Renegotiable Rate (DC) - Assumable
PROD	309	Renegotiable Rate (DC)
PROD	310	03 yr ARM - Convertible at 1st anniversary- Convertible to remaining term
PROD	311	03 yr renegotiable rate - Illinois
PROD	312	10 yr ARM - non-assumable; not convertible
PROD	313	03 yr arm - assumable; not convertible 3% adjustment cap
PROD	314	03/1 yr arm - assumable & convertible
PROD	315	05/1 yr arm - assumable & convertible
PROD	316	07/1 yr arm - assumable and convertible
PROD	317	10/1 arm - assumable and convertible
PROD	318	COFI ARM - assumable & convertible
PROD	319	LIBOR ARM - assumable & convertible
PROD	320	03/1 yr arm - assumable & not convertible
PROD	321	05/1 yr arm - assumable & not convertible
PROD	322	07/1 yr arm - assumable and not convertible
PROD	323	10/1 arm - assumable and not convertible
PROD	324	COFI ARM - assumable & not convertible
PROD	325	LIBOR ARM - assumable & not convertible
PROD	326	03/1 yr arm - not assumable & not convertible
PROD	327	05/1 yr arm - not assumable & not convertible
PROD	328	07/1 yr arm - not assumable & not convertible
PROD	329	LIBOR ARM - not assumable & not convertible
PROD	330	05/1 yr arm - always assumable & not convertible
PROD	331	03/1 yr arm - not assumable; convertible only on 1st, 2nd, & 3rd interest adjustment dates
PROD	332	05/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	333	07/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	334	10/1 arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	335	10/1 arm - not assumable; not convertible
PROD	336	5/25 loan - the rate and payment are fixed for 5 years then they adjust. The rate is fixed for the final 25 years………………………………………………336
PROD	337	05/1 yr arm – assumable anytime & not convertible
PROD	338	07/1 yr arm – assumable anytime & not convertible
PROD	339	10/1 arm - assumable anytime & not convertible
PROD	340	03/1 yr arm – interest only - assumable & not convertible
PROD	341	05/1 yr arm – interest only – assumable & not convertible
PROD	342	07/1 yr arm – interest only - assumable & not convertible
PROD	343	10/1 arm – interest only – assumable & not convertible
PROD	344	03/1 yr arm – interest only - assumable & convertible
PROD	345	05/1 yr arm – interest only – assumable & convertible …………………………………………………………………………………………………….. 345
PROD	346	07/1 yr arm – interest only – assumable & convertible
PROD	347	10/1 arm – interest only – assumable & convertible
PROD	350	15 yr fixed-New York
PROD	351	l5 yr fixed-Co-op New York
PROD	352	30 yr fixed-New York
PROD	353	30 yr fixed-Co-op New York
PROD	354	03 yr ARM-Arizona
PROD	355	Flip Mortgage-New York
PROD	356	Project Windfall-New York
PROD	357	2 Stage Co-op fixed-New York
PROD	358	15 yr fixed with stretch *
PROD	359	30 yr fixed with stretch *
PROD	360	15 yr fixed -Co-op with stretch *
PROD	361	30 yr fixed - Co-op with stretch *
PROD	362	Fixed rate loan with term less than 15 years
PROD	363	FHA/VA Special loan from the D.C. Housing Authority
PROD	364	30/20 balloon (term=20 amortized over 30)
PROD	365	05 yr balloon convertible to a fixed rate loan not assumable
PROD	366	Deficiency Promissory Note - (Property went to OERO already)
PROD	367	07 yr Balloon with conditional right to refinance (not assumable)
PROD	368	05 yr balloon convertible to a 1 year ARM
PROD	369	25 yr fixed - modified/extended from a conforming 5 yr balloon
PROD	370	25 yr fixed - modified/extended from a non-conforming 5 yr balloon
PROD	373	30 yr loan where the rate changes at the end of year 3
PROD	374	10-1 ARM - at maturity converts to a convertible 1 year ARM that is not assumable
PROD	375	23 yr fixed - modified/extendedfrom a 7 yr balloon
PROD	376	02/1 ARM – not convertible & not assumable
PROD	377	02/1 ARM – convertible - not assumable
PROD	378	06 month Balloon – Assumable
PROD	379	15 yr balloon – Assumable
PROD	380	40 year fixed rate loan
PROD	381	30 yr fixed with 15 year balloon
PROD	400	ARM loan converted to fixed rate loan to remaining term: non-assumable
PROD	401	ARM loan converted to fixed rate loan to remaining term: assumable
PROD	402	ARM loan converted to fixed rate loan to remaining term: non-assumable - (FASB tracking)
PROD	403	ARM loan converted to fixed rate loan to remaining term: assumable - (FASB tracking)
PROD	404	Special 6 month teased ARM modified to fixed rate to remaining term: non-assumable
PROD	405	30 yr fixed rate assumable
PROD	451	06 month Negative am ARM
PROD	452	06 month ARM, assumable, convertible at any month end
PROD	453	06 month Neg AM ARM - New York
PROD	454	06 month ARM - Co-op New York
PROD	455	01 yr ARM - New York
PROD	456	01 yr ARM - Arizona
PROD	457	06 month Neg Am ARM - Co-op with stretch *
PROD	458	06 month Neg Am ARM - stretch *
PROD	459	01 yr Balloon
PROD	460	01 yr ARM - Neg Am - Chicago
PROD	461	01 yr ARM (DC) Assumable; convertible - was fixed/subsidized product prior to becoming an ARM
PROD	462	01 yr ARM (DC) Convertible - was fixed/subsidized product prior to becoming an ARM
PROD	463	01 yr ARM (DC) Assumable - was fixed/subsidized product prior to becoming an ARM
PROD	464	01 yr ARM (DC)- was fixed/subsidized product prior to becoming an ARM
PROD	465	01 yr ARM w/o pay cap (assum at existing rate before and after loan is converted) convertible to remain term
PROD	466	01 yr ARM w/o pay cap (assum at 1% below market rate before/after converted) convertible to remain term
PROD	467	01 yr ARM (2-1) for Marquette Bank (assumable not convertible)
PROD	468	01 yr renegotiable rate - Illinois
PROD	469	06 month arm - assumable: special AMB conversion feature
PROD	470	01 yr arm - assumable; special AMB conversion feature
PROD	471	06 month arm - w/o payment cap; non-assumable; convertible to remaining term
PROD	472	01 yr arm - w/o payment cap; non-assumable; convertible to remaining term
PROD	473	06 month arm - w/o payment cap; non-assumable; not convertible
PROD	474	01 yr arm - w/o payment cap; non-assumable; not convertible
PROD	475	Bank Cost of Funds ARM - assumable; not convertible
PROD	476	Bank Cost of Funds ARM - not assumable; not convertible
PROD	477	03 month/1 year pay capped COFI ARM (125% recast)
PROD	478	01 yr arm - with a 10 year balloon not assumable or convertible
PROD	490	Unknown serviced retained product codes Unknown product
PROD	491	N/1 ARM with an unknown term
PROD	492	Balloon loan with an unknown term
PROD	493	GPM loan with an unknown term
PROD	494	Treasury/other index ARM with an unknown adjustment period
PROD	495	COFI index ARM with an unknown adjustment period
PROD	496	LIBOR index ARM with an unknown adjustment period
PROD	497	Fixed rate loan with an unknown term
PROD	500	ARM loan converted to fixed rate loan to l5 yr term: non-assumable
PROD	502	ARM loan converted to fixed rate loan to l5 yr term: assumable
PROD	503	ARM loan converted to fixed rate loan to 15 yr term: assumable - (FASB tracking)
PROD	505	Workout loan Modified to fixed rate - term 20 - 40 years
PROD	506	03/1 yr arm – interest only - not assumable & not convertible
PROD	507	05/1 yr arm – interest only – not assumable & not convertible
PROD	508	07/1 yr arm – interest only – not assumable & not convertible
PROD	509	10/1 arm – interest only – not assumable & not convertible
PROD	510	07/23 arm – adjusts after 7 years and becomes a 23 year fixed rate loan
PROD	511	24/6 ARM – fixed for 2 years and becomes a 6 month ARM
PROD	520	01 month rate/6 month payment ARM – not assumable; not convertible
PROD	521	03 month rate/1 year payment ARM – not assumable; not convertible
PROD	522	03 month ARM – not assumable; not convertible
PROD	523	03 month/1 year ARM – not assumable; not convertible
PROD	524	06 month/1 month ARM – not assumable; not convertible
PROD	525	06 month/1 month rate with 36/12 month payment ARM – not assumable; not convertible
PROD	526	06 month ARM with rates changing ever 6 months and P & I changing every 12 months
PROD	527	06 month ARM with rates changing every 6 months and P & I changing every 60 months
PROD	528	06 month ARM with rates changing every 6 months and the P & I changing at 60 months and every 12 months thereafter
PROD	529	06 month rate/10 year payment ARM – not assumable; not convertible
PROD	530	06/36 month ARM – not assumable; not convertible
PROD	531	06/60 month ARM – not assumable; not convertible
PROD	532	12/6 month rate with 60/6 month payment – not assumable; not convertible
PROD	533	01 yr rate with 5 year payment ARM – not assumable; not convertible
PROD	534	02 year ARM – not assumable; not convertible
PROD	535	36/6 month ARM – not assumable; not convertible
PROD	536	03/5 year ARM – not assumable; not convertible
PROD	537	05/25 year ARM – not assumable; not convertible
PROD	538	05/35 year ARM – not assumable; not convertible
PROD	539	06/1 year ARM – not assumable; not convertible
PROD	540	84/6 month ARM; not assumable; not convertible
PROD	541	08/1 year ARM – not assumable; not convertible
PROD	542	120/6 month ARM – not assumable; not convertible
PROD	543	05/6 month ARM - not assumable & not convertible
PROD	544	01 month CHOICE loan with payment options
PROD	545	05 year balloon – interest only
PROD	546	30 yr fixed ACORN loan with Special Loan Processing
PROD	547	01 year balloon – interest only
PROD	548	02 year balloon – interest only
PROD	549	03 year balloon – interest only
PROD	550	04 year balloon – interest only
PROD	551	06 year balloon – interest only
PROD	552	07 year balloon – interest only
PROD	553	08 year balloon – interest only
PROD	554	09 year balloon – interest only
PROD	555	10 year balloon – interest only
PROD	556	3/1 LIBOR ARM - Interest Only Assumable not convertible
PROD	557	5/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	558	7/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	559	01 month Libor ARM Interest only – 10 year interest only period
PROD	560	06 month Libor ARM Interest only – 10 year interest only period
PROD	561	03/1 yr ARM Government – assumable /not convertible
PROD	562	05/1 yr ARM – Government – Assumable/Not Convertible
PROD	563	05/6 month ARM – Interest Only for 1st 10 years – Assumable / Not convertible
PROD	564	15 yr balloon Interest Only Not Assumable
PROD	565	05/6 month ARM – Interest only for first 5 years
PROD	566	05/1 year ARM – interest only for first 5 years
PROD	567	30 yr fixed rate with first 10 years interest only
PROD	568	01 month ARM Interest only with reamortization not assumable not convertible
PROD	569	06 month ARM Interest Only with reamortization not assumable not convertible
PROD	570	01 year ARM Interest Only with reamortization Assumable not convertible
PROD	571	05/1 year ARM – interest only for the first 10 years
PROD	572	10/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	573	10/1 T Bill ARM – Interest Only with reamortization – assumable and convertible
PROD	574	10/1 T Bill ARM – Interest Only with reamortization – assumable and Not convertible
PROD	575	05/6 month ARM – Interest Only with reamortization
PROD	576	07/6month ARM – Interest Only with reamortization
PROD	577	36/6 month ARM – Interest Only for 10 years
PROD	578	48/6 month ARM – Interest Only for 10 years
PROD	579	72/6 month ARM – Interest Only for 10 years
PROD	580	120/6 month ARM – Interest Only for 10 years
PROD	581	07/1 year ARM – Government Loan
PROD	582	10/1 year ARM – Government Loan
PROD	583	05/6 month ARM – assumable not convertible
PROD	584	36/06 month LIBOR ARM - Assumable Not Convertible
PROD	585	36/06 month Interest Only LIBOR ARM - Assumable Not Convertible
PROD	586	7/6 month ARM Assumable Not Convertible
PROD	587	7/6 month LIBOR ARM I/O Assumable Not Convertible
PROD	588	10/6 LIBOR ARM - Interest Only - Assumable not Convertible
PROD	589	36/06 month ARM - Assumable Not Convertible
PROD	590	05/6 month ARM LIBOR Interest Only Assumable Not Convertible
PROD	591	1/1 LIBOR ARM Interest Only - 1 year interest only period - Assumable not Convertible
PROD	592	36/06 month ARM LIBOR Interest Only - 3 year interest only period - Assumable and not Convertible
PROD	593	7/06 month LIBOR Interest only - 7 year interest only period - Assumable and not Convertible
PROD	594	7/1 year LIBOR Interest Only - 10 year interest only period - Assumable and not Convertible
PROD	595	05/1 year ARM LIBOR - Interest Only 10 Year Interest Only period Assumable Not Convertible
PROD	596	02/06 month ARM LIBOR - Assumable and not Convertible
PROD	597	02/06 ARM LIBOR Interest only for 2 years - Assumable and not Convertible
PROD	598	02/06 ARM LIBOR Interest Only for 10 years - Assumable and not Convertible
PROD	599	5/1 ARM LIBOR - Assumable anytime during the life of the loan and not Convertible
PROD	600	20, 25, 30 yr fixed - no extra features
PROD	601	01 month ARM Interest Only with a 24 month balloon term
PROD	601	1/1 ARM Interest Only Tbill with a 10 I/O period - assumable not convertible
PROD	602	36/06 month ARM - 5 year interest only period - Assumable not Convertible
PROD	606	Workout Loan - Foreclosure Solicitation Effort term 20 - 30 years
PROD	607	Workout Alternative Restructure Loan term 20 - 30 years
PROD	610	01 yr arm - no extra features * for special project only
PROD	611	01 yr arm - assumable * for special project only
PROD	612	01 yr arm - convertible * for special project only
PROD	613	01 yr arm - assumable; convertible * for special project only
PROD	620	15 yr fixed - no extra features * for special project only
PROD	621	15 yr fixed - assumable * for special project only
PROD	630	03 yr arm - no extra features * for special project only
PROD	631	03 yr arm - assumable * for special project only
PROD	632	03 yr arm - convertible * for special project only
PROD	633	03 yr arm - assumable; convertible * for special project only
PROD	640	Homeowner's Key - no extra features * for special project only
PROD	641	Homeowner's Key - assumable * for special project only
PROD	650	05 yr arm - no extra features * for special project only
PROD	651	05 yr arm - assumable
PROD	652	05 yr arm - convertible
PROD	653	05 yr arm - assumable; convertible
PROD	660	06 month arm - no extra features * for special project only
PROD	661	06 month arm - assumable * for special project only
PROD	662	06 month arm - convertible * for special project only
PROD	663	06 month arm - assumable; convertible * for special project only
PROD	670	FHA * for special project only
PROD	671	VA * for special project only
PROD	685	Workout loan Modified to fixed rate - term 15 years or less
PROD	686	Workout loan - Foreclosure Solicitation Effort term 15 years or less
PROD	687	Workout Alternative Restructure Loan term 15 years or less
PROD	700	15 yr fixed - Government Loan - Assumable
PROD	701	30 yr fixed - Government Loan - Assumable
PROD	710	01 yr arm - Government loan
PROD	800	Second Mortgage fixed-New York
PROD	801	Second Mortgage fixed - Co-op
PROD	804	Second Mortgage fixed - special purchase money program - D.C. only
PROD	810	Second Mortgage ARM-New York
PROD	811	Second Mortgage 30 Month ARM
PROD	812	Second Mortgage 30 Month ARM - Co-op
PROD	826	Fixed Rate - Misc. term
PROD	827	Variable Rate - Tied to passbook rate Fidelity
PROD	829	30/2 Balloon - first
PROD	830	Second Mortgage - Bridge Loans
PROD	831	Second Mortgage - Swing Loans
PROD	832	Second Mortgage - 5 Year Interest Only
PROD	833	Variable Rate - Fidelity
PROD	834	Unknown Product - Fidelity
PROD	835	06 month/1 year ARM w pay cap – assumable; not convertible
PROD	836	01 month/1 year ARM w pay cap - assumable; not convertible
PROD	837	30 month ARM w pay cap - assumable, not convertible
PROD	838	06 month/1 year ARM w/o pay cap - assumable; not convertible
PROD	839	01 month/1 year ARM w/o pay cap - assumable; not convertible
PROD	840	30 month ARM w/o pay cap - assumable, not convertible
PROD	841	06 month/1 year ARM w pay cap - not assumable; not convertible
PROD	842	01 month/1 year ARM w pay cap - not assumable; not convertible
PROD	843	30 month ARM w pay cap - not assumable; not convertible
PROD	844	06 month/1 year ARM w/o pay cap - not assumable; not convertible
PROD	845	01 month/1 year ARM w/o pay cap - not assumable; not convertible
PROD	846	30 month ARM w/o pay cap - not assumable; not convertible
PROD	847	01 yr arm - w payment cap; not assumable; convertible
PROD	848	06 month/1 year ARM w pay cap - not assumable; convertible
PROD	849	01 month/1 year ARM w pay cap - not assumable; convertible
PROD	850	06 month arm - w pay cap; not assumable; convertible
PROD	851	30 month ARM w pay cap - not assumable; convertible
PROD	852	03 yr arm - w pay cap; not assumable; convertible
PROD	853	05 yr arm - w pay cap; non-assumable; convertible
PROD	855	06 month/1 year ARM w pay cap - assumable; convertible
PROD	856	01 month/1 year ARM w pay cap - assumable; convertible
PROD	857	06 month arm - w pay cap; assumable; convertible
PROD	858	30 month ARM w pay cap - assumable; convertible
PROD	859	03 yr arm - w pay cap; assumable; convertible
PROD	860	05 yr arm - w pay cap; assumable; convertible
PROD	862	06 month/1 year ARM w/o pay cap - not assumable; convertible
PROD	863	01 month/1 year ARM w/o pay cap - not assumable; convertible
PROD	864	06 month arm - w/o pay cap; not assumable; convertible
PROD	865	30 month ARM w/o pay cap - not assumable; convertible
PROD	869	06 month/1 year ARM w/o pay cap - assumable; convertible
PROD	870	01 month/1 year ARM w/o pay cap - assumable; convertible
PROD	871	06 month arm - w/o pay cap; assumable; convertible
PROD	872	30 month ARM w/o pay cap; assumable; convertible
PROD	873	03 yr arm - w/o pay cap; assumable; convertible
PROD	874	05 yr arm - w/o pay cap; assumable; convertible
PROD	875	06 month/6 month COFI ARM
PROD	876	01 month/1 year COFI (125% recast)
PROD	877	01 month/1 year COFI (110% recast)
PROD	878	Unknown Fixed Rate Product - Cal.
PROD	879	Unknown ARM Product - Cal.
PROD	880	Unknown Product - Utah/Nevada
PROD	882	30/10 balloon + 1 - first
PROD	883	25/7 balloon, first and second
PROD	884	Second Mortgage – NACA loan (Neighborhood Assistance Corporation of America)
PROD	990	Unknown product on loan obtained in an acquisition - loan file must be examined for details

PROG TYPE	1	Spot Loan
PROG TYPE	2	Correspondent - Phase III
PROG TYPE	3	Forward Commitment
PROG TYPE	4	Builder/Bulk
PROG TYPE	5	Corporate Standard - (i.e. Employee Benefits)
PROG TYPE	6	Corporate Relocation -(with direct bill post 3/97)
PROG TYPE	7	Employee Loan Standard
PROG TYPE	8	Employee Loan Relo - (with direct bill post 3/97)
PROG TYPE	9	SellerPower
PROG TYPE	10	MortgagePower - (Retail default)
PROG TYPE	11	Corporate Group Move
PROG TYPE	12	OREO Financing - Standard
PROG TYPE	13	Private Banking and Investment Division Loans
PROG TYPE	14	Broker MortgagePower
PROG TYPE	15	Relo Connection (ReloPower)
PROG TYPE	16	OREO Financing - Special Program
PROG TYPE	17	Correspondent - Phase II
PROG TYPE	18	Portfolio Acquisition - R
PROG TYPE	19	Production Flow - Governmental
PROG TYPE	20	Production Flow - Conventional
PROG TYPE	21	Documentary Surtax Program (Florida only)
PROG TYPE	22	PBID - Upscale Foreign Investors (NYB only)
PROG TYPE	23	Special Bond Program (Illinois only)
PROG TYPE	24	MortgagePower - Program Fee Paid to Other Citicorp Entity
PROG TYPE	25	Construction/Permanent Loan Program
PROG TYPE	26	MPP On-line Approval; Manual Underwriter Approval - W/O Tagback or Decline
PROG TYPE	27	MPP Priority Review (Referral)
PROG TYPE	28	Pre-Acquisition Loans - (Treasury Use Only)
PROG TYPE	29	Multi-family - Commercial
PROG TYPE	30	Seller Paid PITI
PROG TYPE	31	Government Correspondent
PROG TYPE	32	Corporate Relo with Company Paid Subsidy
PROG TYPE	33	Government Refinance
PROG TYPE	34	CNYS Relocation from MortgagePower Member
PROG TYPE	35	CNYS Relocation from Non-MortgagePower Member
PROG TYPE	36	Asian Investor Program
PROG TYPE	37	MPP On-line Approval; Manual Underwriter Tagback or Decline; Senior Credit Manager Overrides Tag or Decline and Approves Loan
PROG TYPE	38	MPP On-line/Underwriter Approval;Manual Underwriter Tagback or decline; Senior Credit Manager Agrees With Tag or Decline
PROG TYPE	39	FNMA Workout Refinance
PROG TYPE	40	National Refinance Utility Loans
PROG TYPE	41	Corporate Relocation with 2% Origination Fee
PROG TYPE	42	Corporate Group Move with 2% Origination Fee
PROG TYPE	43	Relocation Power with 2% origination Fee
PROG TYPE	44	Corp Relo with 2% Origination Fee and Company Paid Subsidy
PROG TYPE	45	MPP Incomplete Transaction; no ECA Decision
PROG TYPE	46	5,4,3,2,1 Annual Bill Subsidy with Corp. Guarantee
PROG TYPE	47	3,2,1 Annual Bill Subsidy with Corporate Guarantee
PROG TYPE	48	3,2,1 Annual Bill Subsidy w/o Corporate Guarantee
PROG TYPE	49	5,4,3,2,1 without Corporate Guarantee
PROG TYPE	50	FNMA CRA Program
PROG TYPE	51	Enhanced OREO Financing - Standard
PROG TYPE	52	Enhanced OREO Financing - Special
PROG TYPE	53	Workout Refinance
PROG TYPE	54	Forward Commitment Program II - R
PROG TYPE	55	Referral Channel Program (realtors)
PROG TYPE	56	Citi Affordable - Portfolio Loans - CRA
PROG TYPE	57	Portfolio Loans with Mortgage Insurance - CRA
PROG TYPE	58	Sioux Falls 1st Mortgage Refinance Program
PROG TYPE	59	SONYMA loans - Low Interest Program - CRA
PROG TYPE	60	Foreclosure - Prime Value
PROG TYPE	61	Wholesale-Correspondent - R
PROG TYPE	62	Wholesale-Table Funder - R
PROG TYPE	63	Wholesale-Process Broker
PROG TYPE	64	SONYMA - Modest Means Program - CRA
PROG TYPE	65	CRE loans - (Citicorp Real Estate)
PROG TYPE	66	Citi Affordable 95/5 Installment - CRA
PROG TYPE	67	Citi Affordable 95/3 Installment - CRA
PROG TYPE	68	Lomas/Nations Bank (NCNB) buybacks
PROG TYPE	69	FNMA Cooperative Pilot Program
PROG TYPE	70	CRA - Other Investors
PROG TYPE	71	FHLMC CRA loan programs
PROG TYPE	72	"B" Paper Program
PROG TYPE	73	Commercial Loan (for RESPA escrow analysis)
PROG TYPE	74	Consumer Credit Workout Refinance
PROG TYPE	75	Trade Desk Whole Loan Purchase (Acquisition) - R
PROG TYPE	76	Deficiency Escrow Advancement Program
PROG TYPE	77	Citicap 2nd Mortgage
PROG TYPE	78	Corporate Relo Loans without direct billing
PROG TYPE	79	Employee Relo Loans without direct billing
PROG TYPE	80	Correspondent booked bulk LMI loans - R
PROG TYPE	81	Correspondent booked bulk loans - R
PROG TYPE	82	Trade Desk Whole Loan Purchases - R
PROG TYPE	83	Enhanced Fannie Neighbors with CHBP
PROG TYPE	84	Fannie Mae NeighborWorks programs
PROG TYPE	85	Affordable Gold
PROG TYPE	86	Community Gold
PROG TYPE	87	New Immigrant Initiative
PROG TYPE	88	Fannie 97
PROG TYPE	89	Flexible 97
PROG TYPE	90	CAMP
PROG TYPE	91	Fannie 3/2 Mortgage
PROG TYPE	92	CPAP
PROG TYPE	93	My Community Mortgage
PROG TYPE	94	House New York Mortgage
PROG TYPE	95	Home on Time (4-03)
PROG TYPE	96	FNMC Inactive CRA Programs (4-03)
PROG TYPE	97	NACA (4-03)
PROG TYPE	98	Serviced Bond Programs (4-03)
PROG TYPE	99	Home Choice (4-03)
PROG TYPE	100	Native American Mortgage Program (8-04)
PROG TYPE	101	Fannie 97 Plus (8-04)
PROG TYPE	102	Piggy Back Second (8-04)
PROG TYPE	103	CITIMORTGAGE 97 (3-00)
PROG TYPE	104	Broker Program in CFI - (will be 62 or 63 on DLS)
PROG TYPE	113	PBG loans processed in St. Louis
PROG TYPE	114	PBG MAP loans - (corporate guarantee)
PROG TYPE	115	Farmington Hills loans designated for sale to private investors - 1-31-01
PROG TYPE	116	NACA loan program (the billing mechanism piece of the loan) - (3-1-01) - (2nd mortgage)
PROG TYPE	117	CitiFinancial Tampa Subprime loan (9-01) - R
PROG TYPE	118	Expanded Approval Loan (10-01)
PROG TYPE	119	Consumer Finance Home Equity -Correspondent (1-02)-R
PROG TYPE	120	Purchased Alt-A servicing (2-02) - R
PROG TYPE	121	California State University non CRA loans (5-02)
PROG TYPE	122	Flex 100 (6-02)
PROG TYPE	123	Freddie Mac’s Alt 97 program (6-02)
PROG TYPE	124	Choice-3 loans FNMC (1-03)
PROG TYPE	125	Piggyback loans (1-03)
PROG TYPE	126	Calpers Mortgage loans (1-03) - R
PROG TYPE	127	Expanded Approval/Flex w/ Subordinate Financing
PROG TYPE	128	Calpers personal loan (2-03)
PROG TYPE	129	Texas Home Equity loan acquisition (8-03) - R
PROG TYPE	130	Texas 50(a)(6) loan with cash out (10-03)
PROG TYPE	131	Non-Resident Alien Program (3-04)
PROG TYPE	132	Full Doc Alt A (3-04)
PROG TYPE	133	DU Full Doc Alt A (3-04)
PROG TYPE	134	LP Full Doc Alt A (3-04)
PROG TYPE	135	Stated Income Alt A (3-04)
PROG TYPE	136	No Ratio Alt A (3-04)
PROG TYPE	137	NINA Alt A (3-04)
PROG TYPE	138	Habitat for Humanity - acquired servicing (4-04)- R
PROG TYPE	139	2nd Mortgage w/ CMI 1st Mortgage (7-04)
PROG TYPE	140	2nd Mortgage Stand Alone (7-04)
PROG TYPE	141	Alt-A Conforming NINA (8-04)
PROG TYPE	142	Alt-A Conforming NIVA (8-04)
PROG TYPE	143	Freddie A-Minus (8-04)
PROG TYPE	144	Alt-A Conforming SIVA (9-04)
PROG TYPE	145	Alt-A Conforming SIVA with DU (9-04)
PROG TYPE	146	SB Select Client Program (10-04)
PROG TYPE	147	Alt-A SISA (stated income/stated assets) (2-04)
PROG TYPE	148	Alt-A VISA (verified income/stated assets)(2-04)
PROG TYPE	149	SISA
PROG TYPE	150	On-Us Cash-out Refi
PROG TYPE	151	FN to FN Cash-out Refi
PROG TYPE	200	Lease-Purchase (8-04)
PROG TYPE	201	Mortgage Revenue Bonds (8-04)
PROG TYPE	202	Transactional (8-04)
PROG TYPE	203	My Community Mortgage 100 Plus (8-04)
PROG TYPE	204	My Community Mortgage 97 (8-04)
PROG TYPE	205	MCM: 2 family (8-04)
PROG TYPE	206	MCM: 3-4 Family (8-04)
PROG TYPE	207-250	Reserved for Community Lending Programs (CRA)
PROG TYPE	900-998	Reserved for Commercial Loans

PROPERTY	10	FEE SIMPLE SINGLE FAMILY
PROPERTY	11	FEE SIMPLE TOWNHOUSE
PROPERTY	12	FEE SIMPLE ZERO LOT LINE
PROPERTY	14	FEE SIMPLE 2 FAMILY
PROPERTY	15	PLANNED UNIT DEVELOPMENT
PROPERTY	16	FEE SIMPLE 3 FAMILY
PROPERTY	18	FEE SIMPLE 4 FAMILY
PROPERTY	19	FEE SIMPLE 5 OR MORE FAMILY
PROPERTY	21	CONDO HI-RISE (OVER 4 STORIES)
PROPERTY	22	CONDO MID-RISE (2-4 STORIES)
PROPERTY	23	CONDO TOWNHOUSE/LOW RISE- 1 - 4 STORIES
PROPERTY	24	SITE CONDO LOW RISE
PROPERTY	25	CONDOTEL
PROPERTY	27	NON-WARRANTABLE CONDO
PROPERTY	28	NON-WARRANTABLE CONDO HIGHRISE
PROPERTY	31	CONDO COVERSION HIGHRISE/ OVER 4 STORIES
PROPERTY	32	CONDO CONVERSION/MID-RISE
PROPERTY	33	CONDO CONVERSION TOWNHOUSE/1-4 STORIES
PROPERTY	36	CO-OP PROPERTY SALEABLE SHELF/NONCONFORMING
PROPERTY	37	DEMINIMIS PUD
PROPERTY	38	CO-OP PROPERTY SALEABLE AGENCY/CONFORMING
PROPERTY	40	LEASEHOLD ESTATES - DETACHED SINGLE FAMILY
PROPERTY	41	LEASEHOLD ESTATES - ATTACHED SINGLE FAMILY
PROPERTY	42	LEASEHOLD ESTATES - 2 FAMILY
PROPERTY	43	LEASEHOLD ESTATES - 3 FAMILY
PROPERTY	44	LEASEHOLD ESTATES - 4 FAMILY
PROPERTY	45	LEASEHOLD ESTATES-LOW/MID RISE CONDO (1-4 STR)
PROPERTY	46	LEASEHOLD ESTATE CONDO HI-RISE(OVER 4 STORIES)
PROPERTY	47	LEASEHOLD ESTATE 5 OR MORE FAMILY
PROPERTY	48	LEASEHOLD ESTATE CONDO CONVERSION LOWRISE (1-4 STORY)
PROPERTY	49	LEASEHOLD ESTATE CONDO CONV. HIGHRISE (OVER 4 STORIES)
PROPERTY	50	FEE SIMPLE PUD WITH DETACHED SINGLE FAMILY
PROPERTY	51	FEE SIMPLE PUD WITH ATTACHED (SINGLE FAMILY)
PROPERTY	52	LEASEHOLD ESTATE PUD WITH DETACHED SINGLE FAMILY
PROPERTY	53	LEASEHOLD ESTATE PUD WITH ATTACHED SINGLE FAMILY
PROPERTY	55	DEMINIMUS PUD WITH DETACHED HOUSE
PROPERTY	56	DEMINIMUS PUD WITH ATTACHED HOUSE (TOWNHOUSE)
PROPERTY	57	FEE SIMPLE PUD WITH ATTACHED 2 FAMILY
PROPERTY	60	VACANT LAND (MAINE ONLY)
PROPERTY	90	MANUFACTURED HOUSING
PROPERTY	900	APARTMENT - 5 OR MORE UNITS - COMMERCIAL
PROPERTY	905	COOP PROJECT - COMMERCIAL
PROPERTY	910	CONDOMINIUM PROJECT - COMMERCIAL
PROPERTY	911	MOBILE HOME PARK - COMMERCIAL
PROPERTY	915	HOTEL - COMMERCIAL
PROPERTY	920	MOTEL - COMMERCIAL
PROPERTY	925	OFFICE BUILDING - COMMERCIAL
PROPERTY	930	WAREHOUSE - COMMERCIAL
PROPERTY	935	INDUSTRIAL FACILITY - COMMERCIAL
PROPERTY	940	SHOPPING CENTER / MALL - COMMERCIAL
PROPERTY	945	LAND (UNDEVELOPED) - COMMERCIAL
PROPERTY	950	LAND DEVELOPMENT - PUD DEVELOPMENT - COMMERCIAL
PROPERTY	951	RESIDENTIAL INVESTMENT (SINGLE FAMILY) -COMMERCIAL
PROPERTY	952	COMMERCIAL RESIDENTIAL INVESTMENT COOP
PROPERTY	953	COMMERCIAL RESIDENTIAL INVESTMENT CONDO
PROPERTY	955	FARM - COMMERCIAL
PROPERTY	960	RETAIL (SINGLE PURPOSE) - COMMERCIAL
PROPERTY	965	RELIGIOUS FACILITY - COMMERCIAL
PROPERTY	970	RECREATIONAL / HEALTH FACILITY - COMMERCIAL
PROPERTY	975	HOSPITAL / NURSING FACILITY - COMMERCIAL
PROPERTY	980	RESTAURANT
PROPERTY	985	INSTITUTION - COLLEGE / PRIVATE SCHOOL -COMMERCIAL
PROPERTY	990	MIXED USE - BUSINESS & APARTMENT - COMMERCIAL
PROPERTY	995	OTHER - COMMERCIAL

PURP	P	PURCHASE
PURP	E	REFINANCE CASH-OUT
PURP	N	REFINANCE NO CASH OUT

DELQ HIST	SHOWS LAST 12 MONTHS OF ACTIVITY AVAILABLE ON PAYMENT HISTORY
EXAMPLE	XXXXXXXXXX00	FOR TAPE WITH FILE DATE 2/09/05, JAN AND FEB PAYMENT MADE ON TIME
	0	PAYMENT MADE ON TIME
	1	PAYMENT 30 DAYS LATE
	2	PAYMENT 60 DAYS LATE
	3	PAYMENT 90 DAYS LATE
	X	PAYMENT NOT DUE YET

Doc Code	Program_Description	DOC _short_description	Stated_Inc	No_Inc	VOI	Paystubs	W2s	Taxes	4506/8821	VOA	Assets	VOE	VOB	Appraisal_Type
101	LP Accept Plus (refinance)	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	1004 or int/ext 2055
102	LP Accept Plus (purchase)	SIVA	Yes	No	No	0	0	0	No	Yes	1	V	Yes	1004 or int/ext 2055
103	LP Streamline (refinance)	FULL	No	No	Yes	1	1	1	Yes	No	0	V	Yes	1004 or int/ext 2055
104	LP Streamline (purchase)	FULL	No	No	Yes	1	1	1	Yes	Yes	1	V	Yes	1004 or int/ext 2055
105	LP Standard (refinance)	FULL	No	No	Yes	1	2	2	Yes	No	0	V	Yes	1004 or int/ext 2055
106	LP Standard (purchase)	FULL	No	No	Yes	1	2	2	Yes	Yes	2	V	Yes	1004 or int/ext 2055
107	DU approval	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	1004 or int/ext 2055
108	Streamline - Non CMI serviced	Streamline	No	No	Yes	1	1	1	Yes	No	0	V	Yes	1004 or int/ext 2055
109	Streamline - CMI Serviced	Streamline	Yes	No	No	0	0	0	No	No	0	N	No	No new appraisal
110	Enhanced - Smith Barney client	SISA	Yes	No	No	0	0	0	Yes	No	0	V	Yes	1004 or int/ext 2055
111	Enhanced - Citi Employee	SISA	Yes	No	No	0	0	0	Yes	No	0	V	Yes	1004 or int/ext 2055
112	Standard Relocation	FULL	No	No	Yes	1	1	0	No	Yes	2	V	No	1004 or int/ext 2055
113	SISA - Prime	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
114	Asset Backed Income Program	SIVA	Yes	No	No	0	0	0	Yes	Yes	3	V	Yes	1004 or int/ext 2055
115	CitiMortgage Express	SISA	Yes	No	No	0	0	0	Yes	No	0	V	Yes	1004 or int/ext 2055
116	Citiquik process (purchase)	FULL	No	No	Yes	1	1	1	Yes	Yes	1	V	Yes	1004 or int/ext 2055
117	Citiquik process (refinance)	FULL	No	No	Yes	1	1	1	Yes	No	0	V	Yes	1004 or int/ext 2055
118	Corporate RELO	SISA	Yes	No	No	0	0	0	Yes	No	0	V	No	1004 or int/ext 2055
119	Full Doc	FULL	No	No	Yes	1	1	2	Yes	Yes	1	V	Yes	1004 or int/ext 2055
120	SOS (Non-CMI serviced refi)	Streamline	No	No	Yes	1	1	1	Yes	No	0	V	Yes	1004 or int/ext 2055
121	SOS (CMI serviced refi)	Streamline	Yes	No	No	0	0	0	No	No	0	N	No	No new appraisal
122	Full Doc (purchase)	FULL	No	No	Yes	1	1	2	Yes	Yes	2	V	Yes	1004 or int/ext 2055
123	Full Doc (refinance)	FULL	No	No	Yes	1	1	2	Yes	No	0	V	Yes	1004 or int/ext 2055
124	Citi Employee RELO (full doc)	FULL	No	No	Yes	1	1	0	No	Yes	2	V	No	1004 or int/ext 2055
125	Stated Income/Verified Assets	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
201	LP Accept Plus (refinance)	NINA	No	Yes	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
202	LP Accept Plus (purchase)	NIVA-No Ratio	No	Yes	No	0	0	0	No	Yes	1	V	Yes	Full Interior/Exterior
203	LP Streamline (refinance)	VINA	No	No	Yes	1	1	1	Yes	No	0	V	Yes	Full Interior/Exterior
204	LP Streamline (purchase)	FULL	No	No	Yes	1	1	1	Yes	Yes	1	V	Yes	Full Interior/Exterior
205	LP Standard (refinance)	VINA	No	No	Yes	1	2	2	Yes	No	0	V	Yes	Full Interior/Exterior
206	LP Standard (purchase)	FULL	No	No	Yes	1	2	2	Yes	Yes	2	V	Yes	Full Interior/Exterior
207	DU approval	NINA	No	Yes	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
208	SISA - ALT-A	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
209	NINA - ALT-A (salaried)	NINA	No	Yes	No	0	0	0	No	No	0	V	No	Full Interior/Exterior
210	NINA - ALT-A (self empl)	NINA	No	Yes	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
211	No Ratio - ALT-A	NIVA-No Ratio	No	Yes	No	0	0	0	No	Yes	2	V	No	Full Interior/Exterior
212	No Ratio - ALT-A (self empl.)	NIVA-No Ratio	No	Yes	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
213	SIVA - ALT-A (salaried)	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	No	Full Interior/Exterior
214	SIVA - ALT-A (self empl.)	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
215	Full Doc - ALT-A	FULL	No	No	Yes	1	2	2	Yes	Yes	2	V	Yes	Full Interior/Exterior
401	Proprietary AUS Full Doc	FULL	No	No	Yes	1	1	0	No	Yes	2	V	No	Full Interior/Exterior
402	Proprietary AUS Full Doc	FULL	No	No	Yes	0	0	2	Yes	Yes	2	V	Yes	Full Interior/Exterior
403	Proprietary AUS Full Doc	FULL	No	No	Yes	1	1	0	No	No	0	V	No	Full Interior/Exterior
404	Proprietary AUS Full Doc	FULL	No	No	Yes	0	0	2	Yes	No	0	V	Yes	Full Interior/Exterior
405	Proprietary AUS Ltd Doc	FULL	No	No	Yes	1	1	0	No	Yes	1	V	No	Full Interior/Exterior
406	Proprietary AUS Ltd Doc	FULL	No	No	Yes	0	0	1	Yes	Yes	1	V	Yes	Full Interior/Exterior
407	Proprietary AUS Ltd Doc	FULL	No	No	Yes	1	1	0	No	No	0	V	No	Full Interior/Exterior
408	Proprietary AUS Ltd Doc	FULL	No	No	Yes	0	0	1	Yes	No	0	V	Yes	Full Interior/Exterior
409	Proprietary AUS SIVA	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
410	Proprietary AUS SIVA	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
411	Proprietary AUS SISA	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
412	Proprietary AUS ALT-A Full Doc	FULL	No	No	Yes	1	1	0	No	Yes	2	V	No	Full Interior/Exterior
413	Proprietary AUS ALT-A Full Doc	FULL	No	No	Yes	0	0	2	Yes	Yes	2	V	Yes	Full Interior/Exterior
414	Proprietary AUS ALT-A Full Doc	FULL	No	No	Yes	1	1	0	No	No	0	V	No	Full Interior/Exterior
415	Proprietary AUS ALT-A Full Doc	FULL	No	No	Yes	0	0	2	Yes	No	0	V	Yes	Full Interior/Exterior
416	Proprietary AUS ALT-A SIVA	SIVA	Yes	No	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
417	Proprietary AUS ALT-A SISA	SISA	Yes	No	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
418	Proprietary AUS ALT-A NINA	NINA	No	Yes	No	0	0	0	No	No	0	V	Yes	Full Interior/Exterior
419	Proprietary AUS ALT-A NIVA	NIVA	No	Yes	No	0	0	0	No	Yes	2	V	Yes	Full Interior/Exterior
901	FNMA DU Conforming Approval	FNMA DU	No	No	No				No	No			No	Unknown
902	FHLMC LP Conforming Approval	FHLMC LP	No	No	No				No	No			No	Unknown